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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18 th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden Albaneze, Secretary and Chief Legal Officer

Russell Investment Funds

1301 2nd Avenue
18 th Floor
Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end:	December 31
Date of reporting period:	January 1, 2013 to December 31, 2013

Item 1. Reports to Stockholders

2013 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2013

FUND
Multi-Style Equity Fund
Aggressive Equity Fund
Non-U.S. Fund
Core Bond Fund
Global Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a
series investment company with
nine different investment portfolios
referred to as Funds. These
financial statements report on five
of these Funds.

Russell Investment Funds

Annual Report

December 31, 2013

Russell Investment Funds

Copyright © Russell Investments 2014. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

During 2013, investors endured their fair share of short-term political uncertainty here in the United States, but the equity markets continued to look beyond these events. In fact, the U.S. and world economies have generally shown consistent, stable growth that’s been in line with Russell’s expectations.

What’s more, the global equity markets enjoyed significant appreciation this past year. For example, the broad-based Russell 3000® Index returned 33.55% for the year 2013.

Looking forward into 2014, we maintain modest growth expectations for the U.S. and global economies. Although we remain optimistic, we don’t think it’s reasonable to expect double-digit gains like we saw in 2013.

However, as global markets and economies continue to evolve, we will continue to invest where we believe the world is going – not where it’s been – to seek to improve the overall return potential of our portfolios. This means being proactive and agile in the way we allocate assets on your behalf. It also means balancing the risk and return potential of the multi-asset solutions we build and manage for investors like you.

On the following pages you can gain additional insights by reviewing our Russell Investment Funds’ 2013 Annual Report for the fiscal year ended December 31, 2013, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

CEO, U.S Private Client Services

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2013 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed very well over the fiscal year ending December 31, 2013 despite potentially encumbering macroeconomic and political news items. Broadly measured by the Russell 3000® Index, U.S. stocks returned 33.55% over the period, which is the strongest calendar year end return for the Index since 1995.

The Russell 3000® Index produced positive returns in ten of the fiscal year’s twelve months, with exceptions in June and August. The fiscal year was led by small capitalization stocks as the Russell 2000® Index returned 38.82% while the Russell 1000® Index returned 33.11%. The fiscal year was also led by dynamic stocks as the Russell 1000® Dynamic™ Index returned 35.29% while the Russell 1000® Defensive™ Index returned 30.90%. Within U.S. large capitalization stocks, the Russell 1000® Growth Index returned 33.48% compared with 32.53% for the Russell 1000® Value Index. Factor analysis reveals that high yield stocks underperformed, while high beta (beta is a measure of a portfolio’s volatility and its sensitivity to the direction of the market), high growth stocks as well as those with rising earnings estimates, price momentum and positive earnings surprises outperformed. Growth stocks led the way within small cap as well with the Russell 2000® Value Index returning 34.52% in contrast to the 43.30% returned by the Russell 2000® Growth Index.

Immediately before the beginning of 2013, U.S. equity investors had been dealing with concerns over the impending “fiscal cliff”, potential sequester, higher taxes and potential spending cuts in 2013. On January 1, 2013, congress partially addressed the fiscal issues and avoided the fiscal cliff for the moment. This allowed calendar year 2013 to begin with strong performance for the U.S. equity market as the Russell 3000® Index had a positive return in each of the first five months of the year. Despite the broad indexes rising, there were changes in market leadership during “risk off” times due to the Italian election, the events surrounding the Cyprus bailout, and speculation about Fed tapering of quantitative easing. When concerns about Europe increased, the Russell 1000® Defensive™ Index outperformed, and when they subsided, the Russell 1000® Dynamic™ Index outperformed.

Going into the summer of 2013, one of the most notable stories was the upward movement in bond yields and broader interest rates. The continued economic recovery and rising interest rates became important factors driving investor behavior as the year progressed. A key date was May 22nd, the day U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke announced that the U.S. economy was strengthening and the Fed may start to taper its policy of quantitative easing. This news caused stocks with high dividend yields to underperform because they had been used as “bond substitutes” by some investors and rising interest rates made the dividend yields less enticing on a relative basis. Real Estate Investment Trusts (“REITs”) and utilities, which had been prized by investors for their high dividend yields in a period of low interest rates and low bond yields, underperformed during the second quarter. Given the evidence of the economic improvement, most sectors traditionally deemed to be non-cyclical underperformed for the second quarter. Among such sectors, health care was the only one to outperform for the second quarter and the fiscal year. Most of the more cyclical sectors outperformed the market, but the energy sector was a negative outlier for the fiscal year. The month of May was seen as a turning point that had a significant impact on the fiscal year in terms of which market segments outperformed.

During the summer of 2013, the U.S. equity market continued to rally but broad market leadership shifted strongly to growth stocks. Within U.S. large cap, growth stocks had lagged for nearly two years since the trough of the 2011 selloff. During the 3rd quarter of 2013, the Russell 1000® Growth Index beat the Russell 1000® Value Index by more than it had in any quarter of the past 4 years.

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

In September, the U.S. Federal Reserve ultimately decided to push back plans to taper its quantitative easing program and markets responded positively. October began with concerns about the U.S. government not reaching agreement on a spending bill or a plan to address the “fiscal cliff.” This led to a government “shutdown,” and despite some brief volatility, the market generally took the governmental chaos in stride. With an agreement reached to push the fiscal issues into 2014, the government was “re-opened” and the market produced a positive return for October. In December, Congress passed legislation to prevent another government “shutdown” that may have occurred in early 2014 if there had been no action. However, the issue of the debt ceiling remained unresolved.

The fourth quarter of 2013 ended up being very positive for U.S. equities with the Russell 3000® Index returning 10.10%. The largest capitalization stocks led for the quarter as the Russell Top 50® Mega Cap Index outperformed the Russell 3000® Index by 138 basis points, returning 11.48%. Small cap and mid-cap stocks lagged with the Russell 2000® Index returning 8.72% and the Russell Midcap® Index returning 8.39%. This was a major reversal of leadership as small and midcap stocks had led for the majority of the year. Within the Russell 1000® Index, dynamic stocks and growth stocks produced modest outperformance, but within the Russell 2000® Index, defensive stocks and value stocks outperformed. As expected in a rapidly rising market, the Russell 3000® Dynamic™ Index outperformed the Russell 3000® Defensive™ Index, but the performance of these two indexes was unusually similar, with respective returns of 10.20% and 10.00%.

Non-U.S. Developed Equity Markets

For the fÿÿiscal year ended December 31, 2013, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 21.68%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated price multiples. Political forces were a large driver behind rising markets, as monetary authorities globally attempted to calm market participants and introduce expansionary polices aimed at promoting growth and investment. Most regions and countries generated positive absolute returns, although the more economically-exposed regions and those that lagged the broader market in recent years performed the best.

Non-U.S. equities started the fiscal year off strong, posting a 4.7% gain in the first quarter, as measured by the Index. Results in the quarter were fairly bifurcated across regions, as Japan’s aggressive monetary plans help push Japanese equities up over 12%, while political stumbles in Europe led European equities to be up only 2.8% as measured by the Russell Developed ex-UK Index. March elections in Italy failed to secure a political majority and left the region uncertain on who would succeed Mario Monti in leading the country. Also complicating issues was Cyprus’s need for a bailout in the quarter. Although Cyprus was not the first country to need rescuing from the Troika (European Union, International Monetary Fund, and European Central Bank), it was the first country to include depositors to share some of the pain. This jolted markets as they feared this “bail-in” approach would set a precedent for other, and much larger, rescue packages.

Second quarter 2013 started off much like the first quarter did; however, comments in May from U.S. Federal Reserve (the “Fed”) officials regarding a potential reduction in the Fed’s monetary stimulus program dampened market optimism towards the end of the quarter. The Index finished the period down 1.52% on what was colloquially described as “taper tantrum”. Commodities and commodity driven economies were the hardest hit during the period, with Australia down 15% and Canada down 7.7% according to the Russell Australian and Canadian Indices, respectively. Japan, Germany, and France posted some of the best relative returns in the quarter, as these countries are less reliant on U.S. monetary policy than others, while sector

Market Summary 5

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Market Summary as of December 31, 2013, continued — (Unaudited)

performance in the quarter was led by consumer discretionary, telecommunications, and utilities.

In the third quarter, the much anticipated taper date came and went without any action from the Fed and optimism was restored to the markets. Markets bounced, as the Index gained 11.5%. Risky assets and lower quality securities were the most heavily rewarded, as banks in Spain, Italy, and France were up over 20% in the quarter, as measured by the Index. Japanese equities torrid rise slowed down, as the implementation of a value added tax increase worried investors, although gross domestic product (“GDP”) and the consumer price index (“CPI”) showed signs of elevated readings, which would be a positive for the country.

The final quarter of the fiscal year continued the upward trajectory of the third quarter, as global investors shrugged off both political and economic headwinds and non-U.S. markets finished the period up 5.81% as measured by the Index. The quarter began with a multi-week U.S. government shutdown, which prompted fears of a reduction in U.S. GDP. Despite the political malaise and a brief downturn in the Index, continued signs of moderate economic growth in the global economy were received positively by markets. Continental Europe was a stand-out performer, up 8.5% as measured by the Russell Developed ex-UK Index, while Asia/Pacific ex-Japan continued its relative underperformance, posting a loss of 0.61% as measured by the Russell Asia ex-Japan Index. Japan was also a relative underperformer in the quarter, as markets remain unsure how a 2014 Japanese sales tax increase will affect the massive efforts of Prime Minister Shinzo Abe’s administration to re-inflate the Japanese economy.

Over the entire fiscal year, however, Japanese equities were some of the strongest performing developed market equities in the period, up 55% in local terms and 27.5% in USD, as measured by the Russell Japan Large Cap Index. This sharp increase in equity prices came on the back of Prime Minister Abe’s three arrow approach to re-inflating the Japanese economy. The three arrows consist of monetary and fiscal stimulus, and structural reforms. Markets reacted positively to the first two arrows, making Japanese equities the best performing segment in the first three quarters of the fiscal year, while the uncertainty regarding the successful implementation of the third arrow caused a slight pause in optimism towards the end of summer. European equities also posted strong absolute returns, up 28.2% for the period, as measured by the Russell Developed Europe ex-UK Index. Europe emerged from its longest recession on record as the region posted positive growth in the second quarter of 2013. Signs of economic growth, coupled with massive corporate de-leveraging, helped European equities post some of the strongest returns since the beginning of the global financial crisis. Within the Index, the peripheral European nations were the best performers, as Spain, Italy, and Greece were all up over 20%. Despite improved optimism, not all regions benefited from the rising tide. Those markets exposed to commodity demand lagged most others. Australia returned 3.8% in the period, while Canada was up only 5.4%, as measured by the Russell Australia Large Cap Index and the Russell Canada Large Cap Index, respectively. Softening growth out of emerging markets, coupled with a shift to a consumer-led economy in China, weighed on commodity prices.

Sector performance over the period largely reflected the optimism in the markets and what typifies the early stages of an economic recovery. Consumer discretionary and information technology were some of the top performing sectors, followed closely by health care and industrials. Conversely, the traditional defensive sectors struggled during the fiscal year, with utilities and consumer staples relative underperformers and the health care sector just slightly outperforming the Index. Energy and materials were the two worst performing sectors, as cyclical headwinds and negative sentiment weighed on returns.

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

Emerging Markets

The Russell Emerging Markets® Index Net (the “Index”) was largely flat (up 0.02%) over the fiscal year ended December 31, 2013. It was another relatively volatile period in which macroeconomic, political and policy events frequently provided direction for emerging markets equities. With an economic recovery in some developed markets underway, investors focused on a timeline for the removal of quantitative easing measures, specifically from the U.S. Federal Reserve (the “Fed”), which had been a tailwind for emerging markets in recent years.

Emerging markets experienced a slightly negative first quarter of 2013 in which the Index slipped 0.7%. After a short-lived bounce at the end of 2012, brought about by the U.S.’s avoidance of the fiscal cliff and more encouraging economic data releases in China, markets retreated. A resurgence of Eurozone woes, precipitated by bailout negotiations in Cyprus, dented investor sentiment in March as many expected the outcome to set a precedent for the Eurozone and potentially negatively impact the outlook for global growth. Renewed fears over a hard-landing in China, amid speculation over monetary tightening, increased regulation of wealth management products and efforts to cool the real estate market also served to drag market performance lower.

The second quarter of 2013 was more challenging as speculation regarding the timeline for the end of the “quantitative easing era” hampered emerging markets and resulted in some sizeable net capital outflows. In May, comments from Fed Chairman Bernanke led markets to the conclusion that a wind down of stimulus measures, which had helped to drive net capital inflows to the asset class in recent years, would take place in 2013. This sparked a sell off in a number of emerging markets currencies, in particular those countries with the largest current account deficits and those most closely linked to commodities. The negative sentiment was exacerbated by fears of a credit crunch scenario in China, as the People’s Bank of China tightened credit provisioning. This was in reaction to the central bank’s concerns over lending in the banking and shadow banking segments. The Index dropped 7.4% through the second quarter in U.S. dollar terms.

The latter part of the fiscal year saw an extension of the high volatility in emerging markets equities and local currencies. Comments from Fed Chairman Bernanke that quantitative easing would be scaled back gradually, rather than immediately, spurred a rally in July. However, speculation that such a gradual reduction in stimulus may occur as soon as September reversed these gains. A rise in tensions over potential U.S. military strikes in Syria (which led to a spike in global oil prices) also negatively impacted select emerging markets, such as neighbouring country Turkey and those which are net oil importers such as India. The release of balance of payments data in certain countries, namely Indonesia, also hampered returns as several local currencies depreciated significantly against the U.S. dollar. However, a swift resolution to the threat of U.S. action in Syria and the Fed’s decision not to taper resulted in a strong rally for emerging markets. The political impasse in the U.S., which culminated in a government “shutdown” in October, was also a boon for the asset class as analysts forecast it may have delayed the removal of quantitative easing until 2014. When the news finally arrived in mid-December that the Fed was going to cut its quantitative easing program by $10 billion, emerging markets did not react too sharply and actually rallied into fiscal year-end.

For the one year period ended December 31, 2013, Poland (+8.54%) was one of the best performing markets in emerging Europe as its economy rebounded, boosted by the central bank’s rate cutting cycle, which took interest rates to a record low of 2.5%. Policymakers acted as gross domestic product (“GDP”) growth

Market Summary 7

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Market Summary as of December 31, 2013, continued — (Unaudited)

for the country slowed to just 0.5% year over year in the first quarter of 2013, the lowest rate since 2009. Russia (-0.90%) slightly underperformed while Turkey (-24.87%) was the worst regional market as currency weakness, linked to increasing concerns over the country’s current account deficit, and an intensification of the unrest in neighbouring Syria negatively impacted the local market. In the last quarter of the fiscal year, the Turkish market was hampered by Fed tapering fears and a corruption scandal that engulfed Prime Minister Erdogan’s cabinet. The Czech Republic (-12.86%) lagged as the country’s economy extended the Republic’s longest ever recession. Domestic demand continued to suffer from the government’s austerity measures and the ongoing crisis in the Eurozone hit external demand, as the central bank maintained rates at 0.05%. GDP data showed that the country finally exited recession in the second quarter of 2013, the same time as the Eurozone bloc.

It was a challenging year for emerging Latin American markets as a decline in global commodities prices, notably precious metals gold and silver, and currency weakness hampered a number of regional markets. Peru (-30.45%), the Index’s worst performing market, succumbed to sizeable losses as a result of the economy’s metals and mining bias. Neighbouring country Chile (-20.45%), was another laggard, with a 7.20% decline in copper prices and the outlook for higher global interest rates hampering performance. Brazil (-16.71%) also underperformed as GDP growth in Latin America’s largest economy slowed to just 0.6% quarter over quarter in the first quarter of 2013 and the central bank’s rate cutting cycle was reversed in an effort to offset above target inflation. The central bank also intervened in the currency market as it sought to prop up the real and reduce inflation. In addition the tax on financial operations on foreign investments in fixed income markets (“IOF”) was also scrapped in a further attempt to support the currency. Social unrest in June, sparked by a planned increase in bus fares, further increased negative sentiment towards the country. However, a reversal of fare rises and President Rouseff’s spending and reform pledges helped to calm the demonstrations and restore some confidence in financial markets. The central bank’s moderate success in cooling inflation, combined with a strong upside surprise in second quarter GDP growth data helped the local market recoup some losses. In the last couple of months of the fiscal year, Brazilian equities fell again as macro fundamentals remained challenging and numbers showed that GDP growth slowed to 2.2% year over year in the third quarter. The central bank hiked rates twice in the fourth quarter taking the headline rate to 10% as it continued to fight high inflation. Mexico (+1.20%) was the only regional market to finish in positive territory, boosted by the election of Enrique Peña Nieto as president with a reformist agenda.

Asian markets in general performed well, with the larger Index countries of Taiwan (+11.71%), China (+10.81%) and South Korea (+4.10%) all outperforming. Despite some concern over the Chinese market, the underlying macroeconomic data remained relatively firm and GDP growth, whilst slower, remained at relatively high levels when contrasted with other developed and emerging countries and was in line with the government’s target on a year over year basis. The new government has also been proactive in managing the economy and took steps to limit property price rises in some cities. In addition, the government’s investment in industries such as telecommunications services was also a catalyst for positive returns. The market advanced further in the fourth quarter primarily boosted by a raft of reforms announced at the Third Plenary Session of the 18th Congress. South Korea performed well as GDP growth improved during the year. Efforts from policymakers to stimulate the economy appeared to be successful, in particular the central bank’s decision to cut rates to 2.5% and the government’s fiscal and monetary stimulus. Taiwan advanced with the country’s export sector recording strong acceleration in the first half of the year. Smaller Index countries Thailand (-9.45%), the Philippines (-7.09%) and Indonesia (-22.82%) came under pressure in the

8 Market Summary

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Market Summary as of December 31, 2013, continued — (Unaudited)

second half of the year. Thailand was hit by anti-government protests while Indonesia was acutely impacted by concerns over its burgeoning current account deficit which sparked a major sell-off in the equity market and the rupiah. India (-5.14%) also underperformed with the central bank forced to maintain higher interest rates amid high inflation and in the face of sluggish GDP growth. The rupee also came under pressure and hit an all time low against the U.S. dollar during the period, with investors increasingly concerned about the country’s twin deficit (fiscal and current account). In the last quarter of the fiscal year, however, Indian equities rebounded strongly, boosted by a 3.8% drop in the price of oil, which may be perceived as helping to reduce inflation, and a GDP reading which showed the economy had grown 4.8% year over year.

At the sector level, the pro-cyclical sectors of technology (+17.68%) and consumer discretionary (+8.00%) registered some of the strongest returns. The health care sector, which advanced 14.41%, also performed strongly with Chinese bio-tech companies in particular faring well, supported by the government’s announcement that it planned to double the size of the industry as a percentage of GDP by 2015. Materials and processing (-12.64%) was the worst-performing sector, primarily due to a decline in global commodity prices linked to a slower growth outlook in China. Energy (-8.61%), financial services (-1.63%) and the traditionally more defensive utilities (-0.95%) sector also lagged.

U.S./Global Fixed Income Markets

For the fiscal year ended December 31, 2013, fixed income markets continued to be driven by macroeconomic factors and fiscal policy debates in Washington. Speculation surrounding the timing of the Federal Reserve’s (the “Fed”) tapering of its highly accommodative quantitative easing program was a major driver of volatility in the capital markets this year. Notably, U.S. treasury yields increased dramatically starting in the second half of the fiscal year in anticipation of a Fed tapering in September 2013. However, U.S. treasury yields sharply retracted a portion of prior increases after the Fed surprised markets by not beginning tapering in September. Three months later in December, the Fed finally announced the beginning of a modest taper to begin in January 2014, causing the 10-year U.S. treasury yields to end the year at 3.04%. Aside from the U.S. treasury market, currency and credit markets also experienced heightened volatility over Fed tapering speculations throughout the year.

At the beginning of the fiscal year, Congress reassured financial markets following the previous months of uncertainty regarding the government shutdown and debt ceiling debates that began in October 2012 by passing a continuing resolution on January 1st that diverted any material consequences in the short term by raising income, payroll, and capital gains taxes, and delaying spending cuts. Similarly on January 23rd, the “No Budget, No Pay Act” was passed, allowing the Treasury to borrow money until mid-May, defusing the debt ceiling threat for several months. Beginning in February, negative announcements from the U.S. and euro zone regarding slowed economic growth supported demand for safe-haven U.S. treasuries, resulting in a relative underperformance from non-treasury sectors. On February 26th, the Italian election reached a stalemate and the vote in the general election returned a three to two vote against the austerity policy, grinding both spending cuts and tax rises to a halt. Fears that the end of these austerity measures in Italy would lengthen its recession and potentially spill over into the rest of the euro zone quickly spread market volatility to Germany, France, and the U.K. In Cyprus, an agreement with the group of euro zone finance ministers was reached in late March to help restructure its financial sector along with a €10 billion euro bailout package to escape a financial meltdown. The terms of the agreement however, imposed strict capital controls in order to prevent a run on the banks, losses on bank depositors, and mandatory downsizing of the Cypriot banking sector, costing thousands of jobs. In the U.S., on February 28th, Capitol Hill failed to

Market Summary 9

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Market Summary as of December 31, 2013, continued — (Unaudited)

reach a last-minute compromise before the budget sequestration deadline and the $85 billion across-the-board spending cuts went into effect on March 1st. The combined impact of both the automatic spending cuts and the downbeat European data led to a rally in U.S. treasuries in a flight to quality, with the 10-year U.S. treasury yields falling from 2.04% at the start of February to 1.87% by the end of March. In April, Bank of Japan’s new Governor, Haruhiko Kuroda, announced an open-ended quantitative easing program to inject approximately $1.4 trillion USD into the economy in less than two years to support economic activity by keeping the Japanese yen weak and boosting financial markets. As a result of the announcement, the Japanese yen fell more than 3% against the U.S. dollar and the Japanese 10-year government bond yield hit a record low of 0.44% on October 4th. Monetary policy in the U.S. remained unchanged and the Fed cited that although the housing industry and household spending data showed signs of improvement, the unemployment rate remained elevated and fiscal policy restraints were hindering economic growth. Fed Chairman Ben Bernanke even suggested that the Fed may increase purchase amounts of longer-dated U.S. treasuries and agency mortgage-backed securities within quantitative easing three (“QE3”). As a result of continued Fed easing, U.S. treasury rates fell and the yield curve flattened overall in April. From February to April 2013, the Barclays Investment Grade Corporate Index and the Barclays High Yield Corporate Index were the strongest performers, outperforming similar duration treasuries by 0.42% and 2.18%, respectively. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend gained a total return of 0.33%, -0.23%, and 0.89% for February, March and April, respectively.

Markets in May to August 2013 were dominated by announcements from the Fed, driving U.S. treasury yields higher. On May 22nd, Bernanke announced that Fed officials were considering the policy option of tapering the current quantitative easing program, despite his warning that “premature tightening of the monetary policy…carries a substantial risk of slowing or ending the economic recovery and causing inflation to fall further”. The 10-year treasury yield started May at 1.66% and rose to 2.13% by the end of the month. Bernanke further stated on June 19th that the tapering could take place later in 2013, continuing to bolster the rise in yields. The global backdrop remained negative as the European recession reached a new low, notably with the high jobless rate among youth at 24.4% for the month of April. With 19.4 million unemployed across Europe, officials in the European Commission called on European Union member states to focus on boosting competitiveness and bringing down unemployment. They loosened austerity measures on six countries, including France, in order to give them more time to meet budget deficit targets. These concerns, amidst mixed U.S. economic indicators, caused credit sectors within the Barclays U.S. Aggregate Index to post negative to modest excess returns over equivalent duration U.S. treasuries in May. Agency MBS performance was bifurcated depending on the coupon of the security. Higher coupon (4% coupon and higher) mortgages outperformed similar duration treasuries, while lower coupon (below 4% coupon) mortgages, most heavily supported by Fed quantitative easing purchases, underperformed. High yield corporate bonds, as represented by the Barclays High Yield Corporate Index, returned 0.60% excess of similar duration treasuries in May. Municipal bonds took a hit after Detroit filed for bankruptcy on July 18th, reversing some of the inflows municipal bonds had been seeing over the previous few months. July and August continued to be dominated by the Fed, despite no new release of information regarding a taper schedule other than re-emphasizing that it would depend on the economic indicators given earlier of 2.5% inflation and 6.5% unemployment. Again, higher coupon agency MBS was one of the largest outperformers of similar duration U.S. treasuries for the month of August. The 10-year U.S. treasury yield gained over 1% from May to August, having ended August at 2.78% compared to the beginning of May at 1.66%.

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Market Summary as of December 31, 2013, continued — (Unaudited)

A turning point in U.S. treasury yields occurred on September 18th when the Fed announced that it would not be tapering but maintaining its pace of $85 billion in monthly bond purchases. The yield on the 10-year U.S. treasury plunged 17 basis points that day following the Fed decision, partially reversing the uptrend in rates over the past four months that persisted in anticipation of a taper. The Fed’s taper decision was generally supportive of the fixed income market as a decrease in treasury yields and tightening of credit spreads support positive nominal returns. Despite a volatile year, investor demand for credit appeared to be robust as evidenced by oversubscription of Verizon’s $49 billion bond offering in September, the largest corporate bond sale to date. Heading into October, focus shifted from the Fed to Congress as they failed to enact a continuing resolution to appropriate funds for the fiscal year 2014 on October 1st. The government entered a shutdown, indefinitely furloughing approximately 800,000 federal employees. Markets reacted minimally to the government shutdown as the cause for real concern was the debt ceiling deadline on October 17th, which if not raised, would not allow the Treasury to issue any new debt. Although the Treasury would not effectively default on its debt on the 17th, the Treasury would likely default on its debt in late October to early November when the revenue inflows would be insufficient to cover the expenditures. Consequently, 1-month treasury bill yields spiked from a yield of 0.02% as of September month end to almost 0.35% on October 15th as investors demanded higher yields to compensate for default risk. The impact of default on financial markets would likely have been catastrophic, as treasuries have historically been considered by investors as risk-free. As the debt ceiling deadline approached, rates rose modestly on uncertainty over whether or not a deal would be struck in time before the 17th. The 10-year treasury yields rose to 2.75% on the 15th, just before falling back down to 2.69% on the 16th and 2.61% on the 17th as it became clear that Congress would pass a last-minute deal. On the 17th, Congress passed the Continuing Appropriations Act of 2014 ending the government shutdown and suspending the debt limit until February 7, 2014. On October 22nd, September nonfarm payroll data was released showing that the economy only added 148,000 nonfarm jobs, compared to expectations of 180,000. On news of the weak employment data, markets responded positively on expectations that the Fed will be less likely to taper when labor markets remained weak. The 10-year U.S. treasury yield fell 9 basis points to 2.51%, the lowest since July 2013, while the European periphery bond yields, notably Spain and Italy’s, fell to new lows as well, boosting demand for higher-yielding assets. The culmination of the various developments over September and October was highly supportive of risk assets. The Barclays Investment Grade Corporate Index, Barclays High Yield Corporate Index, and the Barclays Emerging Market Debt Index outperformed similar duration U.S. treasuries in October by 0.83%, 2.07%, and 1.52%, respectively.

November saw the release of strong positive U.S. economic data, raising anticipation that the Fed would begin to taper the asset purchase program sooner than expected. U.S. employers added 203,000 jobs to nonfarm payrolls in November, compared to the predicted 185,000 increase, while the unemployment rate dropped to 7%, a five-year low. Consumer spending also improved as retail sales climbed the most in five months with a 0.7% gain in November, following a 0.6% gain in October. Additionally the U.S. GDP for the third quarter increased 3.6% at an annualized rate, compared to estimations of 2.8%, the strongest since the first quarter of 2012. Housing prices also rose with a 13.3% year-over-year growth for September, the biggest gain since February 2006 according to the Case-Shiller index. Following the economic data indicating stronger financial stability, the 10-year treasury yields gained 24 basis points from the beginning of November to the December Fed meeting on the 18th in anticipation of a coming taper. Treasury markets were correct in their speculation as the Fed officially announced on December 18th that it would be trimming its monthly bond purchases by $10 billion to $75 billion beginning in January 2014. Bernanke

Market Summary 11

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

cited the improved outlook in the job market as a deciding factor in the modest reduction of its bond buying program. With the Fed’s strong commitment to maintain an accommodative policy and keep the federal funds rate low “well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below” the Fed’s 2% target, stocks rallied, while 10-year treasuries pared losses with yields rising six basis points to 2.89% after climbing as much as nine basis points. Continuing through the rest of December following the Federal Open Market Committee meeting, the 10-year treasury yield climbed 13 basis points to 3.02%, its highest level in more than two years in anticipation of fewer bond purchases in the coming months. The strongest performers for the month of December were riskier assets, such as investment grade, high yield, and emerging markets debt. The Barclays Investment Grade Index, Barclays High Yield Corporate Index, and the Barclays Emerging Market Debt Index outperformed U.S. treasuries of similar duration by 0.92%, 1.28%, and 1.63%, respectively. U.S. 2-year interest rate swap spreads, a measure of debt market stress, narrowed to a 20-year low of 8.5% on November 26th indicating that investors were favoring riskier assets over government securities. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend returned a total return of -0.18% in the month of December following the largest wave of withdrawals from municipal bond mutual funds since August and as yields on city and state debt hit a three-month high mid-December. Growing concerns over higher interest rates in 2014, coupled with the largest number of municipal bond issuances since 2010, helped drive yields higher.

12 Market Summary

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Russell Investment Funds Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Multi-Style Equity Fund		Russell 1000 ® Index ***
	Total		Total
	Return		Return
1 Year	32 . 92%	1 Year	33 . 11%
5 Years	18 . 30%§	5 Years	18 . 59%§
10 Years	7 . 27%§	10 Years	7 . 78%§

14 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) employs a multi-	However, the Fund had a benchmark relative overweight to the
manager approach whereby portions of the Fund are allocated to	healthcare sector, which was the one broad non-cyclical sector
different money managers. Fund assets not allocated to money	that outperformed for the fiscal year. As a result, sector allocation
managers are managed by Russell Investment Management	decisions, specifically an underweight to the utilities sector and
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	overweight to the health care sector, were beneficial.
the allocation of the Fund’s assets among money managers at
any time. An exemptive order from the Securities and Exchange	How did the investment strategies and techniques employed
Commission (“SEC”) permits RIMCo to engage or terminate a	by the Fund and its money managers affect its benchmark
money manager at any time, subject to approval by the Fund’s	relative performance?
Board, without a shareholder vote. Pursuant to the terms of the	Stock selection within the health care sector detracted, although
exemptive order, the Fund is required to notify its shareholders	stock selection within the financial services sector contributed
within 90 days of when a money manager begins providing	positively to benchmark-relative performance. As of December
services. As of December 31, 2013, the Fund had seven money	31, 2013, the Fund had seven money managers. Four of the seven
managers.	managers outperformed their respective benchmarks for the fiscal year.
What is the Fund’s investment objective?
The Fund seeks to provide long term capital growth.	Columbus Circle Investors (“Columbus Circle”) outperformed the
Russell 1000® Growth Index for the fiscal year. Many of Columbus
How did the Fund perform relative to its benchmark for the	Circle’s portfolio exposures were rewarded, specifically tilts
fiscal year ended December 31, 2013?	toward stocks with high beta, high growth rates, rising earnings
For the fiscal year ended December 31, 2013, the Fund gained	estimates, and positive price momentum. Sector underweights to
32.92%. This is compared to the Fund’s benchmark, the Russell	consumer staples and technology were beneficial. An overweight
1000 ® Index, which gained 33.11% during the same period. The	to health care and stock selection within the sector (overweights to
Fund’s performance includes operating expenses, whereas index	Gilead Sciences, Inc and Valeant Pharmaceuticals International,
returns are unmanaged and do not include expenses of any kind.	Inc) contributed to positive benchmark-relative performance.
For the fiscal year ended December 31, 2013, the Lipper® Large-	Sustainable Growth Advisers, LP (“Sustainable”) underperformed
Cap Core Funds Average, a group of funds that Lipper considers	the Russell 1000 ® Growth Index for the fiscal year. Sector
to have investment strategies similar to those of the Fund, gained	underweights to consumer staples and technology were beneficial.
31.65%. This result serves as a peer comparison and is expressed	However, stock selection within the health care sector (an
net of operating expenses.	overweight to Intuitive Surgical, Inc), the consumer discretionary sector (overweights to eBay, Inc and YUM! Brands, Inc) and the
RIMCo may assign a money manager a specific style or	consumer staples sector (an overweight to Ambev SA) detracted
capitalization benchmark other than the Fund’s index. However,	from benchmark-relative performance.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s	Suffolk Capital Management, LLC (“Suffolk”) outperformed
benchmark index.	the Russell 1000 ® Index for the fiscal year. Many of Suffolk’s portfolio exposures were rewarded, specifically tilts toward stocks
How did the market conditions described in the Market	with high beta, lower dividend yields, high growth rates and high
Summary report affect the Fund’s performance?	price momentum. An underweight to the utilities sector and an
During the fiscal year, the U. S. large capitalization equity market	overweight to the consumer discretionary sector were beneficial.
produced substantially positive returns. Fund exposures included	Stock selection within the financial services sector (an overweight
benchmark-relative underweights to mega capitalization stocks	to Prudential Financial, Inc) contributed to positive benchmark-
and high dividend yield stocks, including real estate investment	relative performance.
trusts (“REITs”) and utilities. These underweights were beneficial	Institutional Capital LLC (“ICAP”) underperformed the Russell
to Fund performance in this market environment because the	1000 ® Value Index for the fiscal year. ICAP’s performance
largest capitalization stocks and high dividend yield stocks didn’t	was partially held back by an underweight to stocks with high keep up with other segments of the Russell 1000® Index during betas. However, an underweight to stocks with high dividend
the rising market.	yields was beneficial. Stock selection within the materials &
With the backdrop of increased confidence in the continuation of	processing sector (overweights to Barrick Gold Corporation and
the economic recovery, the Fund was underweighted in most of	The Mosaic Company) and stock selection within the health care the sectors that are traditionally considered to be “non-cyclical. ”

Multi-Style Equity Fund 15

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

sector (an overweight to Baxter International, Inc) detracted from	market environment of this fiscal year, low beta stocks (stocks
benchmark-relative performance.	with low sensitivity to market movements) produced lower returns
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)	than high beta stocks (stocks with high sensitivity to market
outperformed the Russell 1000 ® Value Index for the fiscal	movements), which was reflected in the investment returns of this
year. Jacob’s underweight to stocks with high dividend yields	strategy.
and overweights to stocks with positive earnings surprises	During the period, RIMCo used index futures contracts to
were beneficial. An overweight to the technology sector and an	equitize the money manager’s cash. The futures contracts
underweight to the materials & processing sector were rewarded	included consumer staples sector futures and this helped provide
within the large cap value space. Stock selection within the	exposure to a low beta, low volatility sector while exposing the
financial services sector (an overweight to MetLife, Inc) was a	Fund’s cash to equity-like returns. The use of these derivatives
contributor to positive benchmark relative performance.	provided performance in line with expectations and the decision
DePrince, Race & Zollo, Inc. (“DePrince”) slightly outperformed	to equitize manager cash was beneficial to Fund performance for
the Russell 1000® Value Index during the fiscal year. DePrince’s	the fiscal year.
underweight to stocks with high dividend yields and overweight to stocks with high beta were beneficial. However, an underweight
to stocks with high price momentum detracted. From a sector	Describe any changes to the Fund’s structure or the money
perspective, an underweight to utilities and an overweight to	manager line-up.
technology were rewarded within the large cap value space. Stock	There were no changes to the money manager lineup during the
selection within the materials & processing sector (overweights	fiscal year.
to Sealed Air Corporation and E. I. du Pont de Nemours and	Money Managers as of December 31,
Company) was beneficial to benchmark-relative performance.	2013	Styles
Mar Vista Investment Partners, LLC (“Mar Vista”) underperformed	Columbus Circle Investors	Growth
the Russell 1000® Index slightly for the fiscal year. Mar Vista’s	DePrince, Race & Zollo, Inc.	Value
tilt toward low beta stocks detracted from benchmark-relative	Suffolk Capital Management LLC	Market-Oriented
performance. However, an underweight to stocks with high	Institutional Capital Management LLC	Value
	Mar Vista Investment Partners, LLC	Market-Oriented
dividend yields was beneficial. An underweight to the utilities	Sustainable Growth Advisers, LP	Growth
sector was also beneficial. Stock selection within the technology	Jacobs Levy Equity Management, Inc.	Value
sector (overweights to EMC Corporation and Oracle Corporation)	The views expressed in this report reflect those of the
detracted.	portfolio managers only through the end of the period
RIMCo manages the portion of the Fund’s assets that RIMCo	covered by the report. These views do not necessarily
determines not to allocate to the money managers. Assets not	represent the views of RIMCo or any other person in RIMCo
allocated to managers include the Fund’s liquidity reserves and	or any other affiliated organization. These views are
assets which may be managed directly by RIMCo to modify the	subject to change at any time based upon market conditions
Fund’s overall portfolio characteristics to seek to achieve the	or other events, and RIMCo disclaims any responsibility to
desired risk/return profile for the Fund.	update the views contained herein. These views should not
be relied on as investment advice and, because investment
RIMCo pursues an investment strategy for the Fund that is a	decisions for a Russell Investment Funds (“RIF”) Fund are
replication of the Russell Top 200® Defensive™ Index. This	based on numerous factors, should not be relied on as an
strategy performed in-line with expectations, as it reduced the	indication of investment decisions of any RIF Fund.
Fund’s beta and smoothed the Fund’s return pattern. During the

*	Assumes initial investment on January 1, 2004.
**

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

16 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	or Policy Charges.
of investing in the Fund and to compare these costs with the
ongoing costs of investing in other mutual funds. The Example		Actual	Hypothetical
is based on an investment of $1,000 invested at the beginning of		Performance	Performance (5%expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,168.50	$1,020.97
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.59	$4.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.84%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to refÿÿlect the one-half
that you paid over the period. Simply divide your account value by	year period) .
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Multi-Style Equity Fund 17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 94.7%			Consumer Staples - 4.5%
Consumer Discretionary - 14.4%			Altria Group, Inc.	5,814	223
Abercrombie & Fitch Co. Class A(Ñ)	20,200	665	Andersons, Inc. (The)	2,500	223
Amazon. com, Inc. (Æ)	4,433	1,768	Anheuser-Busch InBev NV - ADR	12,700	1,352
American Eagle Outfitters, Inc.	63,000	907	Archer-Daniels-Midland Co.	10,600	460
CBS Corp. Class B	8,500	542	Bunge, Ltd.	9,000	739
Children's Place Retail Stores, Inc. (The)(Æ)	4,400	251	Coca-Cola Co. (The)	49,362	2,039
Coach, Inc.	14,600	819	Colgate-Palmolive Co.	35,610	2,321
Comcast Corp. Class A(Æ)	66,438	3,390	Constellation Brands, Inc. Class A(Æ)	4,600	324
Costco Wholesale Corp.	1,265	151	CVS Caremark Corp.	30,144	2,157
CST Brands, Inc.	14,000	514	Energizer Holdings, Inc.	4,500	487
DIRECTV(Æ)	972	67	General Mills, Inc.	1,886	94
DSW, Inc. Class A	3,400	145	Ingredion, Inc.	8,000	548
eBay, Inc. (Æ)	45,640	2,505	Kellogg Co.	9,947	608
Estee Lauder Cos. , Inc. (The) Class A	10,447	787	Kimberly-Clark Corp.	1,113	116
Finish Line, Inc. (The) Class A	2,400	68	Molson Coors Brewing Co. Class B	10,500	590
Foot Locker, Inc.	22,400	928	Mondelez International, Inc. Class A	52,133	1,840
Ford Motor Co.	213,950	3,301	PepsiCo, Inc.	22,580	1,873
GameStop Corp. Class A	2,700	133	Philip Morris International, Inc.	13,258	1,156
General Motors Co. (Æ)	73,900	3,020	Procter & Gamble Co. (The)	44,967	3,661
Guess?, Inc. (Ñ)	25,200	783	Reynolds American, Inc.	894	45
Hanesbrands, Inc.	9,400	661	Safeway, Inc.	13,800	449
Harman International Industries, Inc.	7,900	647	Sysco Corp.	1,709	62
Hertz Global Holdings, Inc. (Æ)	42,787	1,225	Walgreen Co.	1,428	82
Home Depot, Inc.	15,679	1,291			21,449
Hyatt Hotels Corp. Class A(Æ)	5,300	262
Jack in the Box, Inc. (Æ)	8,000	400	Energy - 10.4%
Johnson Controls, Inc.	62,791	3,221	Anadarko Petroleum Corp.	12,500	992
Kohl's Corp.	13,600	772	Atwood Oceanics, Inc. (Æ)	2,500	133
Las Vegas Sands Corp.	24,405	1,924	Baker Hughes, Inc.	1,900	105
Liberty Global PLC(Æ)	13,656	1,151	Chesapeake Energy Corp.	22,200	603
Liberty Media Corp. Class A(Æ)	5,530	810	Chevron Corp.	30,888	3,857
Lowe's Cos. , Inc.	46,850	2,321	Cimarex Energy Co.	5,800	608
Macy's, Inc.	32,800	1,751	ConocoPhillips	2,913	206
McDonald's Corp.	8,200	795	Diamond Offshore Drilling, Inc. (Ñ)	9,800	558
Michael Kors Holdings, Ltd. (Æ)	9,802	796	EOG Resources, Inc.	2,690	451
Nike, Inc. Class B	40,042	3,150	EQT Corp.	3,900	350
Nordstrom, Inc.	8,350	516	Exxon Mobil Corp.	138,409	14,006
Norwegian Cruise Line Holdings, Ltd. (Æ)	5,900	209	Halliburton Co.	71,720	3,640
priceline. com, Inc. (Æ)	219	255	Kinder Morgan, Inc.	19,800	713
PVH Corp.	5,310	722	Marathon Oil Corp.	111,541	3,937
Royal Caribbean Cruises, Ltd.	8,100	384	Marathon Petroleum Corp.	6,377	585
Signet Jewelers, Ltd.	4,500	354	Murphy Oil Corp.	21,100	1,369
Sirius XM Holdings, Inc. (Æ)	102,500	358	National Oilwell Varco, Inc.	22,817	1,815
Starbucks Corp.	49,250	3,861	Noble Energy, Inc.	18,896	1,287
Starwood Hotels & Resorts Worldwide, Inc.	21,940	1,743	Occidental Petroleum Corp.	35,559	3,382
Target Corp.	1,856	117	Pioneer Natural Resources Co.	8,452	1,556
Tiffany & Co.	11,990	1,112	Precision Drilling Corp. (Æ)	51,400	482
Time Warner, Inc.	69,640	4,856	Rowan Companies PLC(Æ)	19,100	675
TiVo, Inc. (Æ)	12,700	167	Schlumberger, Ltd.	45,714	4,120
TJX Cos. , Inc.	2,079	132	Southwestern Energy Co. (Æ)	37,700	1,483
Viacom, Inc. Class B	32,804	2,866	Spectra Energy Corp.	1,924	69
Wal-Mart Stores, Inc.	17,181	1,352	Statoil ASA - ADR	32,000	772
Walt Disney Co. (The)	55,534	4,242	Total SA - ADR	7,900	484
Whirlpool Corp.	5,702	895	Transocean, Ltd. (Ñ)	16,300	806
Yum! Brands, Inc.	30,916	2,338	Whiting Petroleum Corp. (Æ)	9,300	575
		68,400			49,619

See accompanying notes which are an integral part of the financial statements.

18 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Financial Services - 17.4%			Regions Financial Corp.	14,300	141
ACE, Ltd.	25,841	2,676	Selective Insurance Group, Inc.	5,300	143
Aflac, Inc.	9,202	614	SLM Corp.	26,500	696
Allstate Corp. (The)	27,527	1,501	State Street Corp.	42,980	3,155
American Express Co.	25,290	2,294	SunTrust Banks, Inc.	44,300	1,631
American International Group, Inc.	10,500	536	SVB Financial Group(Æ)(Ñ)	1,400	147
American Tower Corp. Class A(ö)	33,570	2,680	Symetra Financial Corp.	17,400	330
Ameriprise Financial, Inc.	6,520	750	Taubman Centers, Inc. (ö)	5,800	371
Artisan Partners Asset Management, Inc.			TCF Financial Corp.	2,600	42
Class A	1,200	78	Thomson Reuters Corp.	969	37
Aspen Insurance Holdings, Ltd.	17,200	711	Travelers Cos. , Inc. (The)	11,601	1,051
Assurant, Inc.	8,200	544	US Bancorp	15,261	616
Axis Capital Holdings, Ltd.	15,500	737	Valley National Bancorp(Ñ)	26,836	272
Bank of America Corp.	191,000	2,974	Visa, Inc. Class A	21,143	4,708
Bank of New York Mellon Corp. (The)	24,400	853	Wells Fargo & Co.	52,800	2,397
BB&T Corp.	30,900	1,153	XL Group PLC Class A	17,600	560
Berkshire Hathaway, Inc. Class B(Æ)	27,163	3,220			82,479
BlackRock, Inc. Class A	44	14
BOK Financial Corp.	2,030	135	Health Care - 13.9%
Brown & Brown, Inc.	12,600	396	Abbott Laboratories	38,903	1,492
Capital One Financial Corp.	39,500	3,026	AbbVie, Inc.	10,000	528
Chubb Corp. (The)	10,262	992	Actavis PLC(Æ)	6,000	1,008
CIT Group, Inc.	11,100	579	Aetna, Inc.	12,900	885
Citigroup, Inc.	68,300	3,559	Allergan, Inc.	17,170	1,907
CME Group, Inc. Class A	6,100	479	Amgen, Inc.	1,542	176
Comerica, Inc.	21,300	1,013	Baxter International, Inc.	69,851	4,858
Cullen/Frost Bankers, Inc. (Ñ)	7,100	528	Becton Dickinson and Co.	552	61
DCT Industrial Trust, Inc. (ö)	34,500	246	Biogen Idec, Inc. (Æ)	7,122	1,991
Discover Financial Services	31,787	1,779	Bio-Rad Laboratories, Inc. Class A(Æ)	2,370	293
Douglas Emmett, Inc. (ö)	8,400	196	Boston Scientific Corp. (Æ)	38,400	462
Extra Space Storage, Inc. (ö)	11,500	484	Bristol-Myers Squibb Co.	9,642	513
FleetCor Technologies, Inc. (Æ)	5,113	599	Cardinal Health, Inc.	4,800	321
Fotex Holding SE(Æ)	41,627	1,464	Celgene Corp. (Æ)	3,921	663
Franklin Resources, Inc.	1,092	63	Cerner Corp. (Æ)	29,400	1,639
Hanover Insurance Group, Inc. (The)	10,300	615	Covidien PLC	42,503	2,894
Hartford Financial Services Group, Inc.	19,300	699	Eli Lilly & Co.	24,864	1,268
JPMorgan Chase & Co.	121,150	7,084	Forest Laboratories, Inc. (Æ)	20,800	1,249
Lincoln National Corp.	14,033	724	Gilead Sciences, Inc. (Æ)	36,109	2,713
Loews Corp.	663	32	Health Net, Inc. (Æ)	10,500	312
LPL Financial Holdings, Inc.	4,900	230	Humana, Inc.	6,140	634
M&T Bank Corp. (Ñ)	4,600	536	IDEXX Laboratories, Inc. (Æ)	7,670	816
Markel Corp. (Æ)	2,740	1,590	Intuitive Surgical, Inc. (Æ)	36	14
Marsh & McLennan Cos. , Inc.	1,585	77	Johnson & Johnson	73,164	6,700
MasterCard, Inc. Class A	2,257	1,886	Magellan Health Services, Inc. (Æ)	5,600	335
Mercury General Corp.	6,000	298	McKesson Corp.	3,894	628
MetLife, Inc.	44,679	2,410	Medtronic, Inc.	24,959	1,433
Morgan Stanley	38,600	1,211	Merck & Co. , Inc.	34,085	1,707
Northern Trust Corp.	19,700	1,219	Mylan, Inc. (Æ)	16,100	699
Ocwen Financial Corp. (Æ)	5,200	288	Novartis AG - ADR	16,350	1,314
Old Republic International Corp.	9,100	157	Novo Nordisk A/S - ADR	5,820	1,075
PartnerRe, Ltd. - ADR	6,530	688	Patterson Cos. , Inc.	11,100	457
People's United Financial, Inc.	22,200	336	Perrigo Co. PLC(Ñ)	12,170	1,867
Plum Creek Timber Co. , Inc. (ö)	12,700	591	Pfizer, Inc.	275,807	8,448
PNC Financial Services Group, Inc. (The)	60,700	4,708	Pharmacyclics, Inc. (Æ)	7,127	754
PrivateBancorp, Inc. Class A	2,700	78	Regeneron Pharmaceuticals, Inc. (Æ)	3,857	1,062
Progressive Corp. (The)	16,800	458	Sanofi - ADR(Ñ)	32,127	1,723
Prudential Financial, Inc.	29,500	2,721	St. Jude Medical, Inc.	26,725	1,656
Public Storage(ö)	1,802	271	Stryker Corp.	954	72
Raymond James Financial, Inc.	7,700	402	Teva Pharmaceutical Industries, Ltd. - ADR	11,850	475

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 19

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Thermo Fisher Scientific, Inc.	17,751	1,977	Illinois Tool Works, Inc.	1,085	91
UnitedHealth Group, Inc.	40,720	3,065	Itron, Inc. (Æ)	1,200	50
Valeant Pharmaceuticals International, Inc.			Jacobs Engineering Group, Inc. (Æ)	7,200	454
(Æ)	16,659	1,956	L-3 Communications Holdings, Inc. Class 3	7,200	769
Vertex Pharmaceuticals, Inc. (Æ)	8,510	632	Lexmark International, Inc. Class A	19,910	707
WellPoint, Inc.	13,000	1,201	Lockheed Martin Corp.	762	113
		65,933	Manpowergroup, Inc.	6,200	532
			Norfolk Southern Corp.	130	12
Materials and Processing - 5.2%			Northrop Grumman Corp.	662	76
Air Products & Chemicals, Inc.	599	67	Orbital Sciences Corp. (Æ)	5,297	123
Bemis Co. , Inc.	13,000	532	Pentair, Ltd.	7,839	609
Dow Chemical Co. (The)	11,900	528	Raytheon Co.	2,250	204
Ecolab, Inc.	18,519	1,931	Regal-Beloit Corp.	7,200	531
EI du Pont de Nemours & Co.	14,900	968	Ryder System, Inc.	6,000	443
Fastenal Co.	36,420	1,730	Sensata Technologies Holding NV(Æ)	27,435	1,064
Freeport-McMoRan Copper & Gold, Inc.	27,600	1,042	Terex Corp.	14,200	596
Huntsman Corp.	64,900	1,597	Tidewater, Inc.	22,400	1,328
International Paper Co.	11,900	583	TransDigm Group, Inc.	9,564	1,540
LyondellBasell Industries Class A	6,200	498	UniFirst Corp.	1,700	182
Mallinckrodt PLC	167	9	Unilever NV	24,449	984
Masco Corp.	31,500	717	Union Pacific Corp.	10,335	1,736
Monsanto Co.	47,274	5,509	United Parcel Service, Inc. Class B	947	100
Mosaic Co. (The)	34,250	1,619	United Technologies Corp.	16,592	1,889
MRC Global, Inc. (Æ)	11,400	368	Waste Management, Inc.	1,349	61
Nucor Corp.	13,800	737	Xerox Corp.	2,300	28
PPG Industries, Inc.	9,467	1,796	Xylem, Inc.	15,300	529
Praxair, Inc.	22,145	2,879			45,939
Precision Castparts Corp.	2,685	723
Reliance Steel & Aluminum Co.	9,000	683	Technology - 16.4%
Steel Dynamics, Inc.	17,300	338	Adobe Systems, Inc. (Æ)	12,153	728
		24,854	Altera Corp.	17,700	576
			Analog Devices, Inc.	27,128	1,382
Producer Durables - 9.7%			Apple, Inc.	17,017	9,547
3M Co.	1,997	280	ARRIS Group, Inc. (Æ)	13,000	317
ABM Industries, Inc.	9,200	263	Avago Technologies, Ltd. Class A	13,600	719
Accenture PLC Class A	1,857	153	Benchmark Electronics, Inc. (Æ)	11,200	258
AECOM Technology Corp. (Æ)	7,100	209	Broadcom Corp. Class A	20,300	602
AGCO Corp.	13,100	775	Brocade Communications Systems, Inc. (Æ)	96,600	857
Air Lease Corp. Class A	21,700	674	Ciena Corp. (Æ)(Ñ)	8,000	191
AO Smith Corp.	16,300	879	Cisco Systems, Inc.	247,300	5,553
Automatic Data Processing, Inc.	29,604	2,392	Cognizant Technology Solutions Corp. Class
Boeing Co. (The)	33,984	4,638	A(Æ)	746	75
Canadian Pacific Railway, Ltd.	5,307	803	Cree, Inc. (Æ)	7,698	482
Caterpillar, Inc.	12,600	1,144	Crown Castle International Corp. (Æ)	8,800	646
CH Robinson Worldwide, Inc.	12,800	747	Electronic Arts, Inc. (Æ)	31,800	729
Con-way, Inc.	1,200	48	EMC Corp.	69,777	1,755
CSX Corp.	665	19	Facebook, Inc. Class A(Æ)	11,854	648
Danaher Corp.	1,751	135	Google, Inc. Class A(Æ)	6,540	7,329
Deere & Co.	7,700	703	Hewlett-Packard Co.	39,300	1,100
Delta Air Lines, Inc.	53,420	1,467	Integrated Device Technology, Inc. (Æ)	28,300	288
Eaton Corp. PLC	8,623	656	Intel Corp.	85,931	2,232
EMCOR Group, Inc.	7,800	331	International Business Machines Corp.	12,148	2,279
Emerson Electric Co.	9,677	679	Intersil Corp. Class A	18,900	217
FedEx Corp.	5,170	744	Intuit, Inc.	16,266	1,241
Fluor Corp.	1,800	145	Jabil Circuit, Inc.	32,200	562
General Electric Co.	272,350	7,632	Juniper Networks, Inc. (Æ)	37,900	855
Harsco Corp.	20,900	586	Lam Research Corp. (Æ)	6,456	352
Honeywell International, Inc.	47,566	4,347	Linear Technology Corp.	17,000	774
IDEX Corp.	10,000	739	LinkedIn Corp. Class A(Æ)	8,106	1,758

See accompanying notes which are an integral part of the financial statements.

20 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Marvell Technology Group, Ltd.	49,900	718	Other Securities - 2.1%
Maxim Integrated Products, Inc.	18,600	519	Russell U. S. Cash Collateral Fund(×)	10,066,031 (∞)	10,066
Mentor Graphics Corp.	14,000	337
Microsoft Corp.	66,331	2,483	Total Other Securities
Motorola Solutions, Inc.	10,700	722	(cost $10,066)		10,066
NetApp, Inc.	32,750	1,347	Total Investments 101.6%
NVIDIA Corp.	52,600	843	(identified cost $373,899)		482,771
Oracle Corp.	151,758	5,806
PMC Sierra, Inc. (Æ)	23,500	151	Other Assets and Liabilities,
Polycom, Inc. (Æ)	16,400	184	Net - (1.6%)		(7,671)
QUALCOMM, Inc.	79,801	5,925
Salesforce. com, Inc. (Æ)	21,300	1,176	Net Assets - 100.0%		475,100
SAP AG - ADR(Ñ)	19,300	1,682
ServiceNow, Inc. (Æ)	5,691	319
Splunk, Inc. (Æ)	4,761	327
Symantec Corp.	51,550	1,216
SYNNEX Corp. (Æ)	1,700	115
Synopsys, Inc. (Æ)	16,800	682
Tech Data Corp. (Æ)	3,200	165
Texas Instruments, Inc.	64,782	2,844
Tyco International, Ltd.	17,300	710
Vodafone Group PLC - ADR	103,000	4,048
Western Digital Corp.	10,800	906
Workday, Inc. Class A(Æ)	4,200	349
Yahoo!, Inc. (Æ)	158	6
Yelp, Inc. Class A(Æ)	5,351	369
		78,001

Utilities - 2.8%
American Electric Power Co. , Inc.	20,484	957
Aqua America, Inc.	9,300	219
AT&T, Inc.	114,690	4,034
CenturyLink, Inc.	157	5
Dominion Resources, Inc.	740	48
DTE Energy Co.	4,400	292
Duke Energy Corp.	1,844	127
Edison International	13,200	611
Encana Corp. (Ñ)	61,450	1,109
Exelon Corp.	71,978	1,972
Great Plains Energy, Inc.	10,100	245
National Fuel Gas Co.	6,700	478
NextEra Energy, Inc.	7,226	619
Penn West Petroleum, Ltd. Class A - ADR(Ñ)	41,900	350
PG&E Corp.	14,063	567
Pinnacle West Capital Corp.	12,700	672
PNM Resources, Inc.	17,300	417
Southern Co.	2,149	88
Telephone & Data Systems, Inc.	5,800	150
Verizon Communications, Inc.	3,306	162
		13,122

Total Common Stocks
(cost $340,924)		449,796

Short-Term Investments - 4.8%
Russell U. S. Cash Management Fund	22,908,875 (∞)	22,909
Total Short-Term Investments
(cost $22,909)		22,909

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 21

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2013

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures (CME)	224	USD	20,621	03/14	635
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)	82	USD	3,520	03/14	36
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					671

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$68,400	$—	$		—	$68,400	14 . 4
Consumer Staples	21,449	—			—	21,449	4 . 5
Energy	49,619	—			—	49,619	10 . 4
Financial Services	82,479	—			—	82,479	17 . 4
Health Care	65,933	—			—	65,933	13 . 9
Materials and Processing	24,854	—			—	24,854	5 . 2
Producer Durables	45,939	—			—	45,939	9 . 7
Technology	78,001	—			—	78,001	16 . 4
Utilities	13,122	—			—	13,122	2 . 8
Short-Term Investments	—	22,909			—	22,909	4 . 8
Other Securities	—	10,066			—	10,066	2 . 1
Total Investments	449,796	32,975			—	482,771	101 . 6
Other Assets and Liabilities, Net							(1.6)
							100 . 0
Other Financial Instruments
Futures Contracts	671	—			—	671	0 . 1
Total Other Financial Instruments *	$671	$—	$		—	$671

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2013, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2013

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$671

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,859

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$660

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 23

Russell Investment Funds
Multi-Style Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2013

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$9,883	$—	$9,883
Futures Contracts**	Variation margin on futures contracts	671	—	671
Total		$10,554	$—	$10,554

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received Net Amount
Barclays	$2,575	$ — $	2,575	$—
Citigroup	1,646	—	1,646	—
Credit Suisse	3,460	—	3,460	—
Deutsche Bank	343	—	343	—
Fidelity	1,047	—	1,047	—
Goldman Sachs	369	—	369	—
JPMorgan Chase	291	—	291	—
Merrill Lynch	671	—	—	671
Morgan Stanley	152	—	152	—
Total	$10,554	$ — $	9,883	$671

*	Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

       Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

24 Balance Sheet Offsetting of Financial and Derivative Instruments

Russell Investment Funds
Multi-Style Equity Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$373,899
Investments, at fair value(*)(>)	482,771
Cash (restricted)(a)	1,220
Receivables:
Dividends and interest	573
Dividends from affiliated Russell funds	2
Investments sold	2,508
Variation margin on futures contracts	73
Total assets	487,147

Liabilities
Payables:
Investments purchased	1,488
Fund shares redeemed	111
Accrued fees to affiliates	310
Other accrued expenses	72
Payable upon return of securities loaned	10,066
Total liabilities	12,047

Net Assets	$475,100

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 25

Russell Investment Funds

Multi-Style Equity Fund

Statement of Assets and Liabilities, continued — December 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,062
Accumulated net realized gain (loss)	5,505
Unrealized appreciation (depreciation) on:
Investments .	108,872
Futures contracts	671
Shares of beneficial interest	252
Additional paid-in capital	358,738
Net Assets	$475,100
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$18 . 85
Net assets	$475,100,443
Shares outstanding ($. 01 par value)	25,201,763
Amounts in thousands
(*) Securities on loan included in investments	$9,883
(>) Investments in affiliates, Russell U. S. Cash Management Fund and Russell U. S. Cash Collateral Fund	$32,975
(a) Cash Collateral for Futures	$1,220
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

26 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Dividends	$8,261
Dividends from affiliated Russell funds	22
Securities lending income	46
Total investment income	8,329

Expenses
Advisory fees	3,178
Administrative fees	218
Custodian fees	90
Transfer agent fees	19
Professional fees	72
Trustees’ fees	10
Printing fees	68
Miscellaneous	20
Total expenses	3,675
Net investment income (loss)	4,654

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments .	51,355
Futures contracts	4,859
Net realized gain (loss)	56,214
Net change in unrealized appreciation (depreciation) on:
Investments	61,725
Futures contracts	660
Net change in unrealized appreciation (depreciation)	62,385
Net realized and unrealized gain (loss)	118,599
Net Increase (Decrease) in Net Assets from Operations	$123,253

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 27

Russell Investment Funds

Multi-Style Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,654	$5,006
Net realized gain (loss)	56,214	32,075
Net change in unrealized appreciation (depreciation)	62,385	19,577
Net increase (decrease) in net assets from operations	123,253	56,658

Distributions
From net investment income	(5,303)	(4,388)
From net realized gain	(24,512)	—
Net decrease in net assets from distributions	(29,815)	(4,388)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(8,887)	(35,113)
Total Net Increase (Decrease) in Net Assets	84,551	17,157

Net Assets
Beginning of period	390,549	373,392
End of period	$475,100	$390,549
Undistributed (overdistributed) net investment income included in net assets	$1,062	$1,709

See accompanying notes which are an integral part of the financial statements.

28 Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	838	$14,637	1,765	$25,748
Proceeds from reinvestment of distributions	1,630	29,815	298	4,388
Payments for shares redeemed	(3,049)	(53,339)	(4,472)	(65,249)
Total increase (decrease)	(581)	$(8,887)	(2,409)	$(35,113)

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 29

Russell Investment Funds

Multi-Style Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	15 . 15	. 19	4 . 75	4 . 94	( . 22)	(1 . 02)
December 31, 2012	13 . 24	. 19	1 . 88	2 . 07	( . 16)	—
December 31, 2011	13 . 58	. 14	( . 35)	( . 21)	( . 13)	—
December 31, 2010	11 . 77	. 11	1 . 81	1 . 92	( . 11)	—
December 31, 2009	9 . 00	. 10	2 . 80	2 . 90	( . 13)	—

See accompanying notes which are an integral part of the financial statements.

30 Multi-Style Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1 . 24)	18 . 85	32 . 92	475,100	. 84	. 84	1 . 07	86
( . 16)	15 . 15	15 . 69	390,549	. 87	. 87	1 . 28	109
( . 13)	13 . 24	(1 . 55)	373,392	. 85	. 85	1 . 03	133
( . 11)	13 . 58	16 . 46	400,471	. 89	. 89	. 93	105
( . 13)	11 . 77	32 . 72	376,751	. 86	. 85	1 . 06	136

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 31

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Aggressive Equity Fund		Aggressive Equity Linked Benchmark***
	Total		Total
	Return		Return
1 Year	40 . 00%	1 Year	38 . 82%
5 Years	20 . 58%§	5 Years	22 . 08%§
10 Years	7 . 74%§	10 Years	9 . 95%§

Russell 2000 ® Index **
Total
Return
1 Year	38 . 82%
5 Years	20 . 08%§
10 Years	9 . 07%§

32 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Aggressive Equity Fund (the “Fund”) employs a multi-	resulted in a rotation away from higher yield areas of the market,
manager approach whereby portions of the Fund are allocated to	in particular real estate investment trusts (“REITs”) and utilities,
different money managers. Fund assets not allocated to money	which had been seen as bond proxy equities.
managers are managed by Russell Investment Management	The combination of these factors created a favorable environment
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	for both the Fund’s positioning and stock selection. The largest
the allocation of the Fund’s assets among money managers at	tailwinds came from the Fund’s underweight exposure to dividend
any time. An exemptive order from the Securities and Exchange	yield, primarily REITs and utilities, and the Fund’s pro-recovery
Commission (“SEC”) permits RIMCo to engage or terminate a	position that resulted in an overweight exposure to cyclical sectors.
money manager at any time, subject to approval by the Fund’s	Stock selection was positive and accounted for the majority of the
Board, without a shareholder vote. Pursuant to the terms of the	Fund’s performance. Favorable selection was a reflection of the
exemptive order, the Fund is required to notify its shareholders	significantly positive performance of the Fund’s more dynamic,
within 90 days of when a money manager begins providing	higher growth managers.
services. As of December 31, 2013, the Fund had six money
managers.	How did the investment strategies and techniques employed

What is the Fund’s investment objective?	by the Fund and its money managers affect its benchmark
relative performance?
The Fund seeks to provide long term capital growth.	The Fund employs six money managers: two growth-oriented,
How did the Fund perform relative to its benchmark for the	one market-oriented and three value-oriented. Two of the six
fiscal year ended December 31, 2013?	managers outperformed their respective benchmarks.
For the fiscal year ended December 31, 2013, the Fund gained	The threat of high U. S. interest rates caused investors to rotate
40.00%. This is compared to the Fund’s benchmark, the Russell	out of REITs and other higher yielding areas of the market,
2000 ® Index, which gained 38.82% during the same period. The	which had become unattractive on a valuation basis. This proved
Fund’s performance includes operating expenses, whereas index	a boon for many active investors, particularly the Fund’s value
returns are unmanaged and do not include expenses of any kind.	focused managers. Paired with this was investors’ appetite for
For the fiscal year ended December 31, 2013, the Lipper ® Small-	higher earnings growth companies, spurred on by U. S. economic
Cap Core Funds Average, a group of funds that Lipper considers	optimism. This was a favorable tailwind for the Fund’s growth
to have investment strategies similar to those of the Fund, gained	strategies, with secular growth and earnings momentum strategies
37.30%. This result serves as a peer comparison and is expressed	the most beneficial recipients.
net of operating expenses.	Ranger Investment Management, L. P. (“Ranger”) underperformed
RIMCo may assign a money manager a specific style or	the Russell 2000® Growth Index for the fiscal year. Performance
capitalization benchmark other than the Fund’s index. However,	was primarily attributable to stock selection. Selection within
the Fund’s primary index remains the benchmark for the Fund	technology was the largest detractor, particularly due to holdings
and is representative of the aggregate of each money manager’s	in telecommunications equipment.
benchmark index.	Conestoga Capital Advisors LLC (“Conestoga”) outperformed
the Russell 2000® Growth Index for the fiscal year. A favorable
How did the market conditions described in the Market	tailwind from earnings growth aided positive stock selection,
Summary report affect the Fund’s performance?	which accounted for the majority of the manager’s outperformance.
The fiscal year ended December 31, 2013 saw the Fund outperform	Selection in producer durables was the largest positive contributor.
the Russell 2000 ® Index. The fiscal year was characterized by
investors’ positive disposition towards the U. S. economic recovery,	RBC Global Asset Management (U. S. ) Inc. (“RBC”) narrowly
spurred by the fiscal cliff resolution in late 2012, despite political	underperformed a blended 40% Russell 2000® Index / 60%
machinations in Washington and international growth concerns.	Russell Microcap Index for the fiscal year. Performance was largely
The favorable relative conditions of the U. S. to other nations	driven by negative stock selection within electronic components
resulted in a greater U. S. centric focus and this was reflected in	and the decision to hold zero biotechnology holdings, reflecting a
the outperformance of smaller capitalization, more dynamic U. S.	combination of unfavorable factor headwinds and stock missteps.
companies.	However, the manager’s pro-cyclical sector exposures helped to offset the majority of this detrimental performance impact.
The timing and magnitude of concerns around the “tapering” of
the Federal Reserve’s quantitative easing program constrained	Signia Capital Management, LLC (“Signia”) underperformed the
investors’ risk appetites and spurred bond yields to rise. This	Russell 2500™ Value Index for the fiscal year. Performance

Aggressive Equity Fund 33

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

was largely driven by negative stock selection within energy	Effective December 31, 2013, Signia’s mandate was changed
and consumer discretionary. However, the manager’s decision	from the Russell 2500™ Value Index to the Russell 2000 ® Value
to underweight the highest yielding market segments helped to	Index. This decision was intended to better align the manager’s
offset the majority of this detrimental performance impact.	mandate with the Fund’s benchmark and provide the Fund greater
DePrince, Race & Zollo, Inc. (“DePrince”) narrowly	exposure to U. S. microcap stocks.
underperformed the Russell 2000® Value Index for the fiscal year.	Effective December 31, 2013, Jacob’s mandate was changed from
The manager’s dividend focused strategy faced headwinds from	the Russell 2000 ® Value Index to a 50/50 blend of the Russell
investors’ rotation away from yield and as a consequence resulted	2000® Value Index and the Russel l 2000® Defensive™ Index.
in negative stock selection. Stock selection accounted for all of	This decision was intended to provide the Fund greater exposure
the manager’s underperformance, with selection in technology the	to U. S. defensive stocks.
largest detractor.
Money Managers as of December 31,
Jacobs Levy Equity Management, Inc. (“Jacobs”) outperformed	2013	Styles
the Russell 2000 ® Value Index for the fiscal year. The manager’s
	Ranger Investment Management, L. P.	Small Cap Growth
tilt towards smaller companies was rewarded during the period	Conestoga Capital Advisors, LLC	Small Cap Growth
and provided a strong tailwind to the manager’s quantitative	RBC Global Asset Management (U. S. ), Inc.	Micro/Small Cap
stock selection. Stock selection accounted for the majority of the	Signia Capital Management, LLC	Small Cap Value
manager’s outperformance, with selection in financial services	DePrince, Race & Zollo, Inc.	Small Cap Value
	Jacobs Levy Equity Management, Inc.	Small Cap Value/
and energy the largest positive contributors.		Small Cap
RIMCo manages the portion of the Fund’s assets that RIMCo		Defensive
determines not to allocate to the money managers. Assets not	The views expressed in this report reflect those of the
allocated to managers include the Fund’s liquidity reserves and	portfolio managers only through the end of the period
assets which may be managed directly by RIMCo to modify	covered by the report. These views do not necessarily
the Fund’s overall portfolio characteristics to seek to achieve	represent the views of RIMCo, or any other person in RIMCo
the desired risk/return profile for the Fund. During the period,	or any other affiliated organization. These views are
RIMCo equitized the Fund’s cash using index futures contracts	subject to change at any time based upon market conditions
to ensure that the Fund had full market exposure. This had a	or other events, and RIMCo disclaims any responsibility to
positive impact on the Fund’s performance.	update the views contained herein. These views should not
be relied on as investment advice and, because investment
Describe any changes to the Fund’s structure or the money	decisions for a Russell Investment Funds (“RIF”) Fund are
manager line-up.	based on numerous factors, should not be relied on as an
No changes were made to the money manger line-up during fiscal	indication of investment decisions of any RIF Fund.
year 2013.

*	Assumes initial investment on January 1, 2004.
**

The Russell 2000® Index measures the performance of the small-cap segment of the U. S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities base on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

***

The Aggressive Equity Linked Benchmark represents the returns of the Russell 2500 ™ Index through April 30, 2012 and the returns of the Russell 2000® Index thereafter. The Aggressive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

34 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	or Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,204.10	$1,020.32
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.39	$4.94
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Aggressive Equity Fund 35

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 94.0%			Men's Wearhouse, Inc. (The)	10,323	527
			Meritage Homes Corp. (Æ)	5,677	272
Consumer Discretionary - 13.6%			National CineMedia, Inc.	4,100	82
1-800-Flowers. com, Inc. Class A(Æ)	6,100	33	New York & Co. , Inc. (Æ)	6,700	29
Abercrombie & Fitch Co. Class A(Ñ)	29,220	962	NVR, Inc. (Æ)	100	103
Advance Auto Parts, Inc.	200	22	Papa John's International, Inc.	4,600	209
AFC Enterprises, Inc. (Æ)	3,600	139	PCM, Inc. (Æ)	100	1
AMC Networks, Inc. Class A(Æ)	1,500	102	Perry Ellis International, Inc. (Æ)	1,800	28
American Eagle Outfitters, Inc.	2,200	32	Pier 1 Imports, Inc.	28,926	668
ANN, Inc. (Æ)	900	33	QuinStreet, Inc. (Æ)	1,200	10
Asbury Automotive Group, Inc. (Æ)	19,105	1,026	RealD, Inc. (Æ)(Ñ)	3,000	26
Ascena Retail Group, Inc. (Æ)	3,502	74	Red Robin Gourmet Burgers, Inc. (Æ)	12,813	942
Bridgepoint Education, Inc. (Æ)(Ñ)	12,527	222	Regis Corp.	24,340	353
Brown Shoe Co. , Inc.	5,300	149	RG Barry Corp.	20,711	400
Callaway Golf Co.	22,500	190	Ritchie Bros Auctioneers, Inc. (Ñ)	46,890	1,074
Capella Education Co.	2,800	186	Rocky Brands, Inc.	26,139	381
Chico's FAS, Inc.	48,290	910	Ruby Tuesday, Inc. (Æ)	74,064	513
Children's Place Retail Stores, Inc. (The)(Æ)	6,910	394	Sally Beauty Holdings, Inc. (Æ)	3,285	99
Citi Trends, Inc. (Æ)	47,332	805	SeaWorld Entertainment, Inc.	1,000	29
Cracker Barrel Old Country Store, Inc.	1,900	209	Skullcandy, Inc. (Æ)	23,900	172
CST Brands, Inc.	4,000	147	Smith & Wesson Holding Corp. (Æ)(Ñ)	30,849	416
Deckers Outdoor Corp. (Æ)(Ñ)	13,200	1,114	Sonic Automotive, Inc. Class A	2,200	54
Delta Apparel, Inc. (Æ)	11,000	187	Sonic Corp. (Æ)	38,590	779
Destination Maternity Corp.	8,000	239	Stage Stores, Inc.	23,890	531
Destination XL Group, Inc. (Æ)	71,375	469	Stamps. com, Inc. (Æ)	15,830	666
Dorman Products, Inc. (Æ)	6,649	373	Steiner Leisure, Ltd. (Æ)	600	30
Drew Industries, Inc.	3,076	157	Steven Madden, Ltd. (Æ)	22,866	836
Einstein Noah Restaurant Group, Inc.	1,700	25	Stoneridge, Inc. (Æ)	5,800	74
Ethan Allen Interiors, Inc.	26,495	806	TiVo, Inc. (Æ)	16,760	220
Express, Inc. (Æ)	27,920	521	Town Sports International Holdings, Inc.	1,200	18
Finish Line, Inc. (The) Class A	23,530	663	TravelCenters of America LLC(Æ)	33,725	328
Fox Factory Holding Corp. (Æ)	3,300	58	Universal Electronics, Inc. (Æ)	23,890	910
Franklin Covey Co. (Æ)	2,200	44	Universal Technical Institute, Inc.	120	2
Fred's, Inc. Class A	9,900	183	Vera Bradley, Inc. (Æ)(Ñ)	3,400	82
Fuel Systems Solutions, Inc. (Æ)	51,799	718	Viad Corp.	600	17
G-III Apparel Group, Ltd. (Æ)	3,237	239	VistaPrint NV(Æ)	100	6
Grand Canyon Education, Inc. (Æ)	26,864	1,172	West Marine, Inc. (Æ)	36,746	523
Group 1 Automotive, Inc. (Ñ)	10,047	714	Willis Lease Finance Corp. (Æ)	700	12
Guess?, Inc. (Ñ)	15,710	488	XO Group, Inc. (Æ)	2,600	39
Harman International Industries, Inc.	400	33	Zagg, Inc. (Æ)(Ñ)	35,021	152
Harte-Hanks, Inc.	6,600	52	Zale Corp. (Æ)	2,400	38
Haverty Furniture Cos. , Inc.	7,400	232
HealthStream, Inc. (Æ)	24,600	806			32,366
Helen of Troy, Ltd. (Æ)	4,100	203
Hibbett Sports, Inc. (Æ)(Ñ)	8,300	558	Consumer Staples - 2.2%
Hooker Furniture Corp.	800	13	Alliance One International, Inc. (Æ)	2,500	8
Inter Parfums, Inc.	22,230	796	Andersons, Inc. (The)	8,651	772
Jack in the Box, Inc. (Æ)	8,100	405	Annie's, Inc. (Æ)	8,500	366
JAKKS Pacific, Inc. (Ñ)	20,500	138	Casey's General Stores, Inc.	3,400	239
Johnson Outdoors, Inc. Class A	1,313	35	Chiquita Brands International, Inc. (Æ)	2,580	30
Jones Group, Inc. (The)	43,085	645	Coca-Cola Bottling Co.	200	15
Kirkland's, Inc. (Æ)	8,100	192	Core-Mark Holding Co. , Inc.	3,500	266
Kona Grill, Inc. (Æ)	8,200	152	Dean Foods Co. (Æ)	32,055	551
Krispy Kreme Doughnuts, Inc. (Æ)	41,660	804	Fresh Del Monte Produce, Inc.	6,200	175
Libbey, Inc. (Æ)	16,736	351	Ingles Markets, Inc. Class A	4,272	116
Lincoln Educational Services Corp.	600	3	J&J Snack Foods Corp.	1,500	133
Lumber Liquidators Holdings, Inc. (Æ)(Ñ)	1,000	103	Medifast, Inc. (Æ)	7,480	195
Marchex, Inc. Class A(Æ)	4,800	42	Omega Protein Corp. (Æ)	5,458	67
Marriott Vacations Worldwide Corp. (Æ)	4,600	243	Pantry, Inc. (The)(Æ)	2,700	45
MDC Holdings, Inc. (Æ)	34,280	1,104	Roundy's, Inc.	8,300	82

See accompanying notes which are an integral part of the financial statements.

36 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sanderson Farms, Inc.	400	29	Artisan Partners Asset Management, Inc.
SodaStream International, Ltd. (Æ)(Ñ)	5,712	284	Class A	700	46
Spartan Stores, Inc.	2,200	53	Ashford Hospitality Trust, Inc. (ö)	4,400	36
Synutra International, Inc. (Æ)(Ñ)	1,600	14	Assurant, Inc.	2,500	166
TreeHouse Foods, Inc. (Æ)	10,025	691	Asta Funding, Inc. (Æ)	10,938	92
Universal Corp. (Ñ)	17,230	940	Astoria Financial Corp.	51,670	715
WD-40 Co.	700	52	Baldwin & Lyons, Inc. Class B	1,100	30
		5,123	Bancfirst Corp.	1,500	84
			Bancorp, Inc. (Æ)	47,604	853
Energy - 6.9%			Bank of Marin Bancorp	600	26
Athlon Energy, Inc. (Æ)	1,600	48	Bank of the Ozarks, Inc.	15,913	901
Atwood Oceanics, Inc. (Æ)	1,400	75	BBCN Bancorp, Inc.	9,800	163
C&J Energy Services, Inc. (Æ)(Ñ)	600	14	BioMed Realty Trust, Inc. (ö)	30,520	553
Cal Dive International, Inc. (Æ)(Ñ)	259,764	522	Blackhawk Network Holdings, Inc. Class
CARBO Ceramics, Inc. (Ñ)	5,452	636	A(Æ)(Ñ)	3,800	96
Comstock Resources, Inc.	28,000	512	BlackRock Kelso Capital Corp.	15,800	147
Contango Oil & Gas Co. (Æ)	12,425	587	BOK Financial Corp.	2,800	186
Dawson Geophysical Co. (Æ)	2,100	71	Boston Private Financial Holdings, Inc.	8,058	102
Delek US Holdings, Inc.	34,815	1,199	Bridge Bancorp, Inc.	800	21
Evolution Petroleum Corp.	1,600	20	Brookline Bancorp, Inc.	87,030	833
Forum Energy Technologies, Inc. (Æ)	5,400	153	Capitol Federal Financial, Inc.	71,911	871
Geospace Technologies Corp. (Æ)	15,116	1,433	Capstead Mortgage Corp. (ö)	49,140	594
Green Plains Renewable Energy, Inc.	5,400	105	CBL & Associates Properties, Inc. (ö)	1,100	20
Gulf Island Fabrication, Inc.	1,600	37	Cedar Realty Trust, Inc. (ö)	6,386	40
Gulfport Energy Corp. (Æ)	21,134	1,334	Centerstate Banks, Inc.	300	3
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	3,300	162	Central Pacific Financial Corp.	4,000	80
Key Energy Services, Inc. (Æ)	61,311	484	Chemical Financial Corp.	24,130	765
Matador Resources Co. (Æ)	56,480	1,053	Citizens & Northern Corp.	1,400	29
McDermott International, Inc. (Æ)	33,116	303	CNB Financial Corp.	1,000	19
Nabors Industries, Ltd.	48,190	819	CoBiz Financial, Inc.	12,389	148
Natural Gas Services Group, Inc. (Æ)	12,945	356	Community Bank System, Inc.	3,391	135
Pacific Drilling SA(Æ)	45,007	516	Community Trust Bancorp, Inc.	1,600	72
Patterson-UTI Energy, Inc.	26,694	676	Crawford & Co. Class B	700	6
PDC Energy, Inc. (Æ)	12,370	658	Credit Acceptance Corp. (Æ)	400	52
Pioneer Energy Services Corp. (Æ)	20,200	162	CVB Financial Corp.	30,170	515
Precision Drilling Corp. (Æ)	41,060	385	DiamondRock Hospitality Co. (ö)	53,774	621
Renewable Energy Group, Inc. (Æ)	10,800	124	Dime Community Bancshares, Inc.	13,240	224
REX American Resources Corp. (Æ)	1,000	45	Douglas Emmett, Inc. (ö)	2,700	63
Rowan Companies PLC(Æ)	27,948	988	Eagle Bancorp, Inc. (Æ)	2,100	64
Superior Energy Services, Inc.	28,803	766	EastGroup Properties, Inc. (ö)	4,800	278
Synergy Resources Corp. (Æ)	12,500	116	Enstar Group, Ltd. (Æ)	700	97
Triangle Petroleum Corp. (Æ)	60,225	501	Enterprise Financial Services Corp.	2,300	47
Unit Corp. (Æ)	18,076	933	EPR Properties(ö)	5,092	250
Warren Resources, Inc. (Æ)	17,500	55	Equity One, Inc. (ö)	1,100	25
Western Refining, Inc. (Ñ)	13,055	554	Erie Indemnity Co. Class A	100	7
		16,402	FactSet Research Systems, Inc.	3,200	347
			FBL Financial Group, Inc. Class A	1,500	67
			First Bancorp	1,200	20
Financial Services - 18.3%			First Busey Corp.	8,400	49
1st United Bancorp, Inc.	1,100	8	First Defiance Financial Corp.	1,700	44
Advent Software, Inc.	19,025	666	First Financial Bancorp	50,980	889
Alexander & Baldwin, Inc.	13,328	556	First Financial Corp.	2,200	80
American Financial Group, Inc.	1,100	63	First Interstate Bancsystem, Inc. Class A	4,900	139
American National Bankshares, Inc.	1,100	29	First Midwest Bancorp, Inc.	4,900	86
Amerisafe, Inc.	14,949	631	First Republic Bank	3,700	194
AmREIT, Inc. Class B(ö)	600	10	FirstMerit Corp.	4,800	107
Arbor Realty Trust, Inc. (ö)	5,100	34	Forestar Group, Inc. (Æ)	23,574	501
Argo Group International Holdings, Ltd.	4,201	195	Franklin Street Properties Corp. (ö)	45,888	548
Arlington Asset Investment Corp. Class A	1,000	26	Gain Capital Holdings, Inc.	67,657	509
Armada Hoffler Properties, Inc. (ö)	1,000	9

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 37

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
German American Bancorp, Inc.	1,400	40	Preferred Bank(Æ)	600	12
GFI Group, Inc.	119,582	468	PrivateBancorp, Inc. Class A	55,020	1,592
Great Southern Bancorp, Inc.	2,478	75	ProAssurance Corp.	2,922	142
Green Dot Corp. Class A(Æ)(Ñ)	11,643	293	Provident Financial Services, Inc.	4,500	87
Hancock Holding Co.	31,044	1,139	PS Business Parks, Inc. (ö)	1,400	107
Hanover Insurance Group, Inc. (The)	2,000	119	RAIT Financial Trust(Ñ)(ö)	2,100	19
Heartland Financial USA, Inc.	700	20	Regional Management Corp. (Æ)	3,800	129
Heritage Financial Corp.	1,900	33	RLI Corp.	2,400	234
HFF, Inc. Class A(Æ)	2,700	72	RLJ Lodging Trust(ö)	8,900	216
Hilltop Holdings, Inc. (Æ)	27,501	636	Rockville Financial, Inc.	8,900	126
Home BancShares, Inc.	17,250	645	S&T Bancorp, Inc.	1,000	25
Home Loan Servicing Solutions, Ltd.	2,800	64	Sabra Health Care REIT, Inc. (ö)	9,700	254
HomeTrust Bancshares, Inc. (Æ)	3,000	48	Safeguard Scientifics, Inc. (Æ)	3,781	76
Horace Mann Educators Corp.	8,700	274	Safety Insurance Group, Inc.	2,200	124
Horizon Bancorp	1,700	43	Sandy Spring Bancorp, Inc.	1,200	34
Iberiabank Corp.	28,970	1,821	Saul Centers, Inc. (ö)	600	29
Infinity Property & Casualty Corp.	14,420	1,035	Selective Insurance Group, Inc.	12,100	327
Interactive Brokers Group, Inc. Class A	1,000	24	Sierra Bancorp	500	8
Investment Technology Group, Inc. (Æ)	13,500	278	Simmons First National Corp. Class A	2,300	85
JER Investment Trust, Inc. (Æ)(Þ)	1,771	—	Southwest Bancorp, Inc. (Æ)	200	3
KKR Financial Holdings LLC	7,402	90	Sovran Self Storage, Inc. (ö)	3,400	222
Lakeland Financial Corp.	3,631	142	Spirit Realty Capital, Inc. (ö)	6,000	59
LaSalle Hotel Properties(ö)	8,806	272	State Auto Financial Corp.	500	11
LTC Properties, Inc. (ö)	3,400	120	State Bank Financial Corp.	7,200	131
Maiden Holdings, Ltd.	29,300	320	Stellus Capital Investment Corp.	500	7
MainSource Financial Group, Inc.	4,100	74	Summit Hotel Properties, Inc. (ö)	51,590	464
Manning & Napier, Inc. Class A	5,810	103	Susquehanna Bancshares, Inc.	58,300	749
MarketAxess Holdings, Inc.	15,022	1,005	SVB Financial Group(Æ)(Ñ)	7,160	751
MB Financial, Inc.	9,400	302	Symetra Financial Corp.	21,962	416
MCG Capital Corp.	17,300	76	Taubman Centers, Inc. (ö)	1,000	64
Mercantile Bank Corp.	3,629	78	Territorial Bancorp, Inc.	1,449	34
Merchants Bancshares, Inc.	1,219	41	Texas Capital Bancshares, Inc. (Æ)	13,480	838
Metro Bancorp, Inc. (Æ)	1,200	26	Trico Bancshares	3,600	102
MetroCorp Bancshares, Inc.	4,772	72	UMB Financial Corp.	5,960	383
MoneyGram International, Inc. (Æ)	5,400	112	United Fire Group, Inc.	3,978	114
Morningstar, Inc.	6,000	469	ViewPoint Financial Group, Inc.	13,435	369
National Bank Holdings Corp. Class A	25,660	549	Waddell & Reed Financial, Inc. Class A	2,900	189
National Bankshares, Inc.	500	18	Washington Banking Co.	4,037	72
National Health Investors, Inc. (ö)	3,500	196	Washington Federal, Inc.	35,505	827
National Interstate Corp.	5,156	119	Washington Real Estate Investment Trust(ö)	10,770	252
National Penn Bancshares, Inc.	33,730	382	Webster Financial Corp.	7,200	224
Navigators Group, Inc. (The)(Æ)	3,500	221	WesBanco, Inc.	4,400	141
NBT Bancorp, Inc.	600	16	Westamerica Bancorporation(Ñ)	13,820	780
Nelnet, Inc. Class A	800	34	Westfield Financial, Inc.	1,200	9
New Residential Investment Corp. (ö)	132,013	882	Westwood Holdings Group, Inc.	11,475	710
Northfield Bancorp, Inc.	27,540	363	Wilshire Bancorp, Inc.	15,300	167
Northrim BanCorp, Inc.	7,445	195	Winthrop Realty Trust(ö)	7,828	86
Northwest Bancshares, Inc.	12,670	187	WSFS Financial Corp.	1,900	147
OceanFirst Financial Corp.	4,000	69			43,543
Old National Bancorp	27,780	427
One Liberty Properties, Inc. (ö)	2,100	42	Health Care - 8.6%
Oritani Financial Corp.	16,890	271	Abaxis, Inc. (Æ)	19,100	764
Pacific Continental Corp.	4,676	75	Accelrys, Inc. (Æ)	44,535	425
Park Sterling Corp.	6,100	44	Affymetrix, Inc. (Æ)(Ñ)	14,700	126
Peoples Bancorp, Inc.	2,400	54	Air Methods Corp. (Æ)	16,160	943
Piper Jaffray Cos. (Æ)	15,949	631	Akorn, Inc. (Æ)	42,190	1,039
Platinum Underwriters Holdings, Ltd.	7,400	453	Align Technology, Inc. (Æ)	17,570	1,004
Post Properties, Inc. (ö)	800	36	Analogic Corp.	1,200	106
Potlatch Corp. (ö)	500	21	Bio-Rad Laboratories, Inc. Class A(Æ)	700	87

See accompanying notes which are an integral part of the financial statements.

38 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bio-Reference Labs, Inc. (Æ)	2,800	72	Insteel Industries, Inc.	5,771	131
BioScrip, Inc. (Æ)	48,608	360	Interface, Inc. Class A	17,553	385
Cantel Medical Corp.	16,228	550	Kaiser Aluminum Corp.	866	61
Centene Corp. (Æ)	19,340	1,140	Koppers Holdings, Inc.	12,881	589
CONMED Corp.	21,427	911	Kronos Worldwide, Inc. (Ñ)	47,495	905
Delcath Systems, Inc. (Æ)	12,300	3	Landec Corp. (Æ)	12,812	155
Dynavax Technologies Corp. (Æ)(Ñ)	30,600	60	LB Foster Co. Class A	3,100	147
Emergent Biosolutions, Inc. (Æ)	10,500	241	Louisiana-Pacific Corp. (Æ)	700	13
Exactech, Inc. (Æ)	10,800	257	LSI Industries, Inc.	500	4
Greatbatch, Inc. (Æ)	4,800	212	Materion Corp.	3,000	93
Hanger, Inc. (Æ)	800	31	Minerals Technologies, Inc.	1,400	84
Health Net, Inc. (Æ)	800	24	MRC Global, Inc. (Æ)	5,800	187
HealthSouth Corp.	6,400	213	Mueller Industries, Inc.	2,000	126
ICON PLC(Æ)	16,940	685	Neenah Paper, Inc.	600	26
Lannett Co. , Inc. (Æ)	7,685	254	NN, Inc.	10,328	209
LHC Group, Inc. (Æ)	1,700	41	Noranda Aluminum Holding Corp.	11,900	39
Magellan Health Services, Inc. (Æ)	7,300	437	Northwest Pipe Co. (Æ)	2,000	76
Masimo Corp. (Æ)	4,052	118	Olympic Steel, Inc.	2,500	72
Medidata Solutions, Inc. (Æ)	26,230	1,589	OM Group, Inc. (Æ)	28,462	1,036
Meridian Bioscience, Inc. (Ñ)	24,707	655	Omnova Solutions, Inc. (Æ)	38,600	352
Molina Healthcare, Inc. (Æ)	3,800	132	Packaging Corp. of America	1,800	114
National Research Corp. Class A(Æ)	25,785	485	Patrick Industries, Inc. (Æ)	4,500	130
National Research Corp. Class B(Æ)	4,897	170	PGT, Inc. (Æ)	27,400	277
Natus Medical, Inc. (Æ)	6,000	135	Quaker Chemical Corp.	1,900	146
Neogen Corp. (Æ)	29,060	1,328	Quanex Building Products Corp.	39,270	782
Omnicell, Inc. (Æ)	23,015	588	Ring Energy, Inc. (Æ)	6,900	84
Pacific Biosciences of California, Inc. (Æ)	14,000	73	RTI International Metals, Inc. (Æ)	16,768	574
PAREXEL International Corp. (Æ)	16,550	748	Simpson Manufacturing Co. , Inc.	43,330	1,591
PharMerica Corp. (Æ)	4,400	95	Steel Dynamics, Inc.	1,600	31
Prestige Brands Holdings, Inc. (Æ)	22,870	819	Stillwater Mining Co. (Æ)	40,652	502
Quality Systems, Inc.	25,035	527	Tronox, Ltd. Class A	31,740	732
Rigel Pharmaceuticals, Inc. (Æ)	23,800	68	Universal Forest Products, Inc.	9,437	492
RTI Surgical, Inc. (Æ)	137,194	486	Universal Stainless & Alloy Products, Inc.
SIGA Technologies, Inc. (Æ)	4,300	14	(Æ)	17,919	646
STERIS Corp.	10,721	515	Valspar Corp.	200	14
Streamline Health Solutions, Inc. (Æ)	15,400	107	Watsco, Inc.	2,500	240
SurModics, Inc. (Æ)	400	10			16,651
Techne Corp.	7,140	676
Thoratec Corp. (Æ)	6,100	223	Producer Durables - 16.3%
Triple-S Management Corp. Class B(Æ)	9,300	181	ABM Industries, Inc.	50,235	1,436
US Physical Therapy, Inc.	10,243	361	ACCO Brands Corp. (Æ)	45,763	308
WellCare Health Plans, Inc. (Æ)	2,500	176	Advisory Board Co. (The)(Æ)	29,840	1,900
West Pharmaceutical Services, Inc.	4,642	228	Aerovironment, Inc. (Æ)	7,825	228
		20,492	AGCO Corp.	1,900	112
			Air Lease Corp. Class A	6,900	214
Materials and Processing - 7.0%			Air Transport Services Group, Inc. (Æ)	21,141	171
A Schulman, Inc.	1,900	67	Aircastle, Ltd.	14,200	272
AAON, Inc.	28,930	924	Alamo Group, Inc.	1,400	85
AEP Industries, Inc. (Æ)	1,800	95	Albany International Corp. Class A	4,700	169
Balchem Corp.	14,330	841	AO Smith Corp.	5,800	313
Beacon Roofing Supply, Inc. (Æ)	15,810	637	Astec Industries, Inc.	29,995	1,158
Boise Cascade Co. (Æ)	1,300	38	Astronics Corp. Class B(Æ)	699	35
Cabot Corp.	43,073	2,215	Astronics Corp. (Æ)	3,299	168
Comfort Systems USA, Inc.	10,770	209	Atlas Air Worldwide Holdings, Inc. (Æ)	6,331	261
Commercial Metals Co.	9,600	195	AZZ, Inc. (Ñ)	14,566	712
FutureFuel Corp.	5,100	81	Barrett Business Services, Inc.	1,100	102
Gibraltar Industries, Inc. (Æ)	2,400	45	Booz Allen Hamilton Holding Corp. Class A	3,900	75
Haynes International, Inc.	4,230	234	Briggs & Stratton Corp.	3,870	84
Huntsman Corp.	1,000	25	Brink's Co. (The)	6,100	208

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 39

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bristow Group, Inc.	1,800	135	Orion Marine Group, Inc. (Æ)	5,032	61
CDI Corp.	2,200	41	Pacer International, Inc. (Æ)	7,300	60
Chart Industries, Inc. (Æ)	8,041	769	Performant Financial Corp. (Æ)	8,200	84
CIRCOR International, Inc.	5,644	456	Powell Industries, Inc.	1,300	87
Columbus McKinnon Corp. (Æ)	30,057	816	PRGX Global, Inc. (Æ)	2,300	15
Compass Diversified Holdings	32,500	638	Primoris Services Corp.	5,200	162
CoStar Group, Inc. (Æ)	8,000	1,476	Proto Labs, Inc. (Æ)(Ñ)	8,710	620
Deluxe Corp.	2,200	115	Quad/Graphics, Inc.	5,100	139
Ducommun, Inc. (Æ)	11,021	329	Raven Industries, Inc.	26,780	1,102
Echo Global Logistics, Inc. (Æ)	400	9	Regal-Beloit Corp.	12,140	895
EMCOR Group, Inc.	13,100	556	Resources Connection, Inc.	53,930	773
Encore Wire Corp.	600	33	Roadrunner Transportation Systems, Inc. (Æ)	1,400	38
EnerSys, Inc.	21,745	1,524	Rollins, Inc.	19,115	579
Engility Holdings, Inc. (Æ)	3,000	100	Ryder System, Inc.	1,000	74
Ennis, Inc.	13,095	232	SkyWest, Inc.	9,400	139
Exponent, Inc.	1,800	139	Sun Hydraulics Corp.	33,656	1,375
Faro Technologies, Inc. (Æ)	16,985	990	Sykes Enterprises, Inc. (Æ)	1,600	35
Forward Air Corp.	14,720	646	TeleTech Holdings, Inc. (Æ)	3,100	74
Fuel Tech, Inc. (Æ)	1,700	12	Tennant Co.	1,000	68
G&K Services, Inc. Class A	2,000	124	Tidewater, Inc.	12,571	745
General Cable Corp.	16,520	486	Triumph Group, Inc.	5,930	451
Global Power Equipment Group, Inc.	3,500	68	Tsakos Energy Navigation, Ltd. (Ñ)	46,840	282
GP Strategies Corp. (Æ)	10,400	310	UniFirst Corp.	1,800	193
GrafTech International, Ltd. (Æ)(Ñ)	78,191	878	Vishay Precision Group, Inc. (Æ)	3,400	51
Granite Construction, Inc.	60,325	2,109	VSE Corp.	1,000	48
Greenbrier Cos. , Inc. (Æ)	13,763	452	Wabtec Corp.	2,166	161
Gulfmark Offshore, Inc. Class A	1,200	57	Wesco Aircraft Holdings, Inc. (Æ)	21,130	463
Healthcare Services Group, Inc.	43,190	1,225			38,629
Heartland Express, Inc.	10,200	200
Heidrick & Struggles International, Inc.	1,300	26	Technology - 18.4%
Herman Miller, Inc.	2,100	62	Acacia Research Corp. (Ñ)	72,719	1,057
Houston Wire & Cable Co.	1,500	20	ACI Worldwide, Inc. (Æ)	16,860	1,097
Hub Group, Inc. Class A(Æ)	5,400	215	ADTRAN, Inc.	28,415	767
Hudson Technologies, Inc. (Æ)(Ñ)	22,300	83	Aeroflex Holding Corp. (Æ)	4,900	32
Huntington Ingalls Industries, Inc.	1,400	126	Agilysys, Inc. (Æ)	1,795	25
Hyster-Yale Materials Handling, Inc.	1,000	93	American Science & Engineering, Inc.	500	36
ICF International, Inc. (Æ)	1,900	66	American Software, Inc. Class A(Æ)	1,000	10
Insperity, Inc.	1,800	65	ANADIGICS, Inc. (Æ)	22,800	42
Kadant, Inc.	2,153	87	Applied Micro Circuits Corp. (Æ)	54,422	728
Kforce, Inc.	1,700	35	Arris Group, Inc. (Æ)	8,100	197
Kimball International, Inc. Class B	2,500	38	Aruba Networks, Inc. (Æ)	37,100	664
Knight Transportation, Inc.	37,400	686	Aspen Technology, Inc. (Æ)	14,022	586
Korn/Ferry International(Æ)	14,228	372	Aviat Networks, Inc. (Æ)	9,700	22
Layne Christensen Co. (Æ)	26,115	446	Bel Fuse, Inc. Class B	2,100	45
Lexmark International, Inc. Class A	9,900	352	Benchmark Electronics, Inc. (Æ)	8,700	201
Liquidity Services, Inc. (Æ)	3,700	84	Blackbaud, Inc.	18,300	689
Mac-Gray Corp.	2,200	47	Bottomline Technologies de, Inc. (Æ)	26,780	968
Manpowergroup, Inc.	1,800	155	Brocade Communications Systems, Inc. (Æ)	2,100	19
Marten Transport, Ltd.	17,267	349	Brooks Automation, Inc.	74,280	779
Matson, Inc.	3,000	78	Calix, Inc. (Æ)	5,700	55
MAXIMUS, Inc.	41,010	1,803	Ceva, Inc. (Æ)	26,490	403
Measurement Specialties, Inc. (Æ)	3,727	226	Ciena Corp. (Æ)(Ñ)	10,970	263
Mesa Laboratories, Inc.	2,845	224	Cohu, Inc. (Å)	37,150	390
Middleby Corp. (Æ)	1,000	240	Commtouch Software, Ltd. (Æ)(Ñ)	17,100	53
Mistras Group, Inc. (Æ)	2,700	56	CommVault Systems, Inc. (Æ)	3,000	225
Modine Manufacturing Co. (Æ)	9,200	118	Computer Task Group, Inc.	21,751	411
MYR Group, Inc. (Æ)	800	20	comScore, Inc. (Æ)	3,399	97
Old Dominion Freight Line, Inc. (Æ)	6,056	321	Comtech Telecommunications Corp.	7,100	224
Orbital Sciences Corp. (Æ)	18,300	426	CSG Systems International, Inc.	12,700	373

See accompanying notes which are an integral part of the financial statements.

40 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Daktronics, Inc.	6,200	97	Procera Networks, Inc. (Æ)(Ñ)	23,814	358
Demand Media, Inc. (Æ)	13,200	76	Pros Holdings, Inc. (Æ)	20,560	820
Diebold, Inc.	28,870	953	Qlik Technologies, Inc. (Æ)	19,060	508
Digi International, Inc. (Æ)	7,100	86	QLogic Corp. (Æ)	26,200	310
Digital River, Inc. (Æ)	11,843	219	Quantum Corp. (Æ)	36,000	43
DSP Group, Inc. (Æ)	6,800	66	RMG Networks Holding Corp. (Æ)	7,300	35
Echelon Corp. (Æ)	7,200	15	Sapient Corp. (Æ)	1,962	34
Electro Scientific Industries, Inc.	77,588	812	SciQuest, Inc. (Æ)	29,325	835
Electronic Arts, Inc. (Æ)	2,700	62	Seachange International, Inc. (Æ)	15,912	193
Ellie Mae, Inc. (Æ)(Ñ)	26,160	703	ShoreTel, Inc. (Æ)	37,800	351
Emulex Corp. (Æ)	24,060	172	Sigma Designs, Inc. (Æ)	8,200	39
Entropic Communications, Inc. (Æ)	2,800	13	Silicon Image, Inc. (Æ)	13,200	81
Envestnet, Inc. (Æ)	14,590	588	Skyworks Solutions, Inc. (Æ)	4,853	139
ePlus, Inc. (Æ)	1,000	57	Spansion, Inc. Class A(Æ)	23,681	329
Exa Corp. (Æ)	11,100	147	Sparton Corp. (Æ)	4,650	130
Exar Corp. (Æ)	1,800	21	SPS Commerce, Inc. (Æ)	18,645	1,218
Extreme Networks, Inc. (Æ)	67,410	472	Stratasys, Ltd. (Æ)(Ñ)	5,180	698
FEI Co.	2,900	259	Super Micro Computer, Inc. (Æ)	11,700	201
FleetMatics Group PLC(Æ)(Ñ)	15,525	671	Synchronoss Technologies, Inc. (Æ)	27,040	840
FormFactor, Inc. (Æ)	52,535	316	SYNNEX Corp. (Æ)	1,000	67
Glu Mobile, Inc. (Æ)(Ñ)	25,299	98	Syntel, Inc. (Æ)	2,000	182
GSI Group, Inc. (Æ)	8,600	97	Take-Two Interactive Software, Inc. (Æ)	9,308	162
Harmonic, Inc. (Æ)	53,107	392	TeleNav, Inc. (Æ)	12,617	83
Hittite Microwave Corp. (Æ)	9,000	556	Tessco Technologies, Inc.	14,872	600
iGATE Corp. (Æ)	3,000	120	Tessera Technologies, Inc.	53,725	1,060
Imperva, Inc. (Æ)	14,670	706	TTM Technologies, Inc. (Æ)	1,500	13
Inphi Corp. (Æ)	24,960	322	Tyler Technologies, Inc. (Æ)	19,215	1,964
Insight Enterprises, Inc. (Æ)	6,400	145	Ultimate Software Group, Inc. (Æ)	1,080	165
Integrated Device Technology, Inc. (Æ)	37,400	381	United Online, Inc.	3,200	44
Inteliquent, Inc.	8,700	99	Unwired Planet, Inc. (Æ)	5,300	7
Interactive Intelligence Group, Inc. (Æ)	10,533	710	Vishay Intertechnology, Inc. (Æ)	72,981	968
InterDigital, Inc.	1,948	57	Workday, Inc. Class A(Æ)	2,000	166
Intersil Corp. Class A	87,755	1,007	Xyratex, Ltd.	25,760	342
InvenSense, Inc. Class A(Æ)(Ñ)	36,390	756			43,806
Kemet Corp. (Æ)	5,500	31
KEYW Holding Corp. (The)(Æ)(Ñ)	13,664	184	Utilities - 2.7%
Kulicke & Soffa Industries, Inc. (Æ)	74,153	987	Allete, Inc.	1,400	70
KVH Industries, Inc. (Æ)	1,100	14	American States Water Co.	14,400	414
Lattice Semiconductor Corp. (Æ)	24,513	135	Artesian Resources Corp. Class A	400	9
Limelight Networks, Inc. (Æ)	5,800	11	California Water Service Group	23,330	538
LTX-Credence Corp. (Æ)	52,016	415	Cbeyond, Inc. (Æ)	7,100	49
MaxLinear, Inc. Class A(Æ)	4,700	49	Chesapeake Utilities Corp.	100	6
MeetMe, Inc. (Æ)	6,200	11	Cleco Corp.	2,500	117
Mentor Graphics Corp.	9,232	222	Connecticut Water Service, Inc.	800	28
Mercury Systems, Inc. (Æ)	42,679	467	Consolidated Water Co. , Ltd.	900	13
Micrel, Inc.	118,700	1,173	El Paso Electric Co.	3,600	126
MKS Instruments, Inc.	29,160	873	Energen Corp.	500	35
NeoPhotonics Corp. (Æ)	2,900	20	Hawaiian Electric Industries, Inc. (Ñ)	28,470	742
Newport Corp. (Æ)	5,800	105	IDT Corp. Class B	1,800	32
NIC, Inc.	38,230	951	Laclede Group, Inc. (The)	9,530	434
Novatel Wireless, Inc. (Æ)	8,700	21	magicJack VocalTec, Ltd. (Æ)(Ñ)	5,300	63
NVE Corp. (Æ)	4,765	278	Northwest Natural Gas Co. (Ñ)	16,040	687
OpenTable, Inc. (Æ)	8,745	694	NorthWestern Corp.	3,500	152
Oplink Communications, Inc. (Æ)	32,285	601	NTELOS Holdings Corp.	1,200	24
PC Connection, Inc.	4,200	104	Piedmont Natural Gas Co. , Inc. (Ñ)	8,570	284
Pericom Semiconductor Corp. (Æ)	4,100	36	Pike Electric Corp. (Æ)	9,900	105
Photronics, Inc. (Æ)	77,235	697	PNM Resources, Inc.	8,200	198
Plantronics, Inc.	4,500	209	Portland General Electric Co.	27,545	832
Polycom, Inc. (Æ)	73,345	824	Towerstream Corp. (Æ)	34,022	101

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 41

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
UIL Holdings Corp.	27,675	1,072
Unitil Corp.	5,018	153
WGL Holdings, Inc.	5,200	208
		6,492

Total Common Stocks
(cost $176,017)		223,504
Short-Term Investments - 5.3%
Russell U. S. Cash Management Fund	12,524,428 (∞)	12,524
Total Short-Term Investments
(cost $12,524)		12,524
Other Securities - 8.0%
Russell U. S. Cash Collateral Fund(×)	19,123,460 (∞)	19,123
Total Other Securities
(cost $19,123)		19,123
Total Investments 107.3%
(identified cost $207,664)		255,151

Other Assets and Liabilities,
Net - (7.3%)		(17,323)

Net Assets - 100.0%		237,828

See accompanying notes which are an integral part of the financial statements.

42 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
		Principal			Cost per		Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)			Unit		(000)	(000)
Securities	Date	or Shares			$		$	$
0.2%
Cohu, Inc.	03/05/07	37,150			10.85		401	390
								390
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
		Number of		Notional		Expiration		(Depreciation)
		Contracts		Amount		Date		$
Long Positions
Russell 2000 Mini Index Futures (CME)		112	USD	13,008		03/14		582
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								582

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Common Stocks
Consumer Discretionary	$32,366	$—	$		—	$32,366	13 . 6
Consumer Staples	5,123	—			—	5,123	2 . 2
Energy	16,402	—			—	16,402	6 . 9
Financial Services	43,543	—			—	43,543	18 . 3
Health Care	20,492	—			—	20,492	8 . 6
Materials and Processing	16,651	—			—	16,651	7 . 0
Producer Durables	38,629	—			—	38,629	16 . 3
Technology	43,806	—			—	43,806	18 . 4
Utilities	6,492	—			—	6,492	2 . 7
Short-Term Investments	—	12,524			—	12,524	5 . 3
Other Securities	—	19,123			—	19,123	8 . 0
Total Investments	223,504	31,647			—	255,151	107 . 3
Other Assets and Liabilities, Net							(7. 3)
							100 . 0
Other Financial Instruments
Futures Contracts	582	—			—	582	0 . 2
Total Other Financial Instruments *	$582	$—	$		—	$582

*    Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2013, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 43

Russell Investment Funds

Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2013

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$582

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,427

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$469

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2013

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$18,749	$—	$18,749
Futures Contracts**	Variation margin on futures contracts	582	—	582
Total		$19,331	$—	$19,331

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments		Received Net Amount
Barclays	$6,292	$—	$ 6,292	$—
Citigroup	52	—	52	—
Credit Suisse	827	—	827	—
Deutsche Bank	2,043	—	2,043	—
Fidelity	2,612	—	2,612	—
Goldman Sachs	900	—	900	—
JPMorgan Chase	1,605	—	1,605	—
Merrill Lynch	582	—	—	582
Morgan Stanley	4,418	—	4,418	—
Total	$19,331	$—	$ 18,749	$582

*	Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

        Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

Balance Sheet Offsetting of Financial and Derivative Instruments 45

Russell Investment Funds

Aggressive Equity Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$207,664
Investments, at fair value(*)(>)	255,151
Cash (restricted)(a)	845
Receivables:
Dividends and interest	229
Dividends from affiliated Russell funds	1
Investments sold	1,622
Fund shares sold	12
Variation margin on futures contracts	54
Total assets	257,914

Liabilities
Payables:
Investments purchased	701
Fund shares redeemed	27
Accrued fees to affiliates	177
Other accrued expenses	58
Payable upon return of securities loaned	19,123
Total liabilities	20,086

Net Assets	$237,828

See accompanying notes which are an integral part of the financial statements.

46 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Statement of Assets and Liabilities, continued — December 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$90
Accumulated net realized gain (loss)	7,126
Unrealized appreciation (depreciation) on:
Investments .	47,487
Futures contracts	582
Shares of beneficial interest	141
Additional paid-in capital	182,402
Net Assets	$237,828
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$16 . 88
Net assets	$237,827,964
Shares outstanding ($. 01 par value)	14,088,546
Amounts in thousands
(*) Securities on loan included in investments	$18,749
(>) Investments in affiliates, Russell U. S. Cash Management Fund and Russell U. S. Cash Collateral Fund	$31,647
(a) Cash Collateral for Futures	$845
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 47

Russell Investment Funds

Aggressive Equity Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Dividends	$2,984
Dividends from affiliated Russell funds	10
Securities lending income	175
Total investment income	3,169

Expenses
Advisory fees	1,910
Administrative fees	106
Custodian fees	77
Transfer agent fees	9
Professional fees	57
Trustees’ fees	5
Printing fees	37
Miscellaneous	17
Expenses before reductions	2,218
Expense reductions	(106)
Net expenses	2,112
Net investment income (loss)	1,057

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments .	29,801
Futures contracts	2,427
Net realized gain (loss)	32,228
Net change in unrealized appreciation (depreciation) on:
Investments	37,211
Futures contracts	469
Net change in unrealized appreciation (depreciation)	37,680
Net realized and unrealized gain (loss)	69,908
Net Increase (Decrease) in Net Assets from Operations	$70,965

See accompanying notes which are an integral part of the financial statements.

48 Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,057	$1,993
Net realized gain (loss)	32,228	27,867
Net change in unrealized appreciation (depreciation)	37,680	(2,620)
Net increase (decrease) in net assets from operations	70,965	27,240

Distributions
From net investment income	(929)	(1,994)
From net realized gain	(16,473)	—
Net decrease in net assets from distributions	(17,402)	(1,994)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,637)	(16,379)
Total Net Increase (Decrease) in Net Assets	51,926	8,867

Net Assets
Beginning of period	185,902	177,035
End of period	$237,828	$185,902
Undistributed (overdistributed) net investment income included in net assets	$90	$(30)

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 49

Russell Investment Funds

Aggressive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	705	$11,092	646	$8,034
Proceeds from reinvestment of distributions	1,041	17,401	154	1,994
Payments for shares redeemed	(1,934)	(30,130)	(2,105)	(26,407)
Total increase (decrease)	(188)	$(1,637)	(1,305)	$(16,379)

See accompanying notes which are an integral part of the financial statements.

50 Aggressive Equity Fund

(This page intentionally left blank)

Russell Investment Funds

Aggressive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	13 . 02	. 08	5 . 11	5 . 19	( . 07)	(1 . 26)
December 31, 2012	11 . 36	. 13	1 . 67	1 . 80	( . 14)	—
December 31, 2011	11 . 92	. 04	( . 54)	( . 50)	( . 06)	—
December 31, 2010	9 . 59	. 04	2 . 34	2 . 38	( . 05)	—
December 31, 2009	7 . 18	. 05	2 . 40	2 . 45	( . 04)	—

See accompanying notes which are an integral part of the financial statements.

52 Aggressive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1 . 33)	16 . 88	40 . 00	237,828	1 . 05	1 . 00	. 50	77
( . 14)	13 . 02	15 . 84	185,902	1 . 09	1 . 04	1 . 08	150
( . 06)	11 . 36	(4 . 20)	177,035	1 . 08	1 . 02	. 37	105
( . 05)	11 . 92	24 . 88	191,763	1 . 11	1 . 05	. 44	107
( . 04)	9 . 59	34 . 32	158,671	1 . 13	1 . 02	. 65	161

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 53

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Non-U. S. Fund		International Developed Markets Linked Benchmark***
	Total		Total
	Return		Return
1 Year	21 . 91%	1 Year	21 . 68%
5 Years	12 . 39%§	5 Years	12 . 07%§
10 Years	6 . 58%§	10 Years	6 . 74%§

Russell Developed ex-U. S. Large Cap® Index Net**
Total
Return
1 Year	21 . 68%
5 Years	13 . 10%§
10 Years	7 . 33%§

54 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Non-U. S. Fund (the “Fund”) employs a multi-manager	the Fund had above market exposure to momentum. As investor
approach whereby portions of the Fund are allocated to different	confidence continued to rise during the period, investors
money managers. Fund assets not allocated to money managers	continued to favor companies geared toward positive economic
are managed by Russell Investment Management Company	growth. These companies were favored over more defensively
(“RIMCo”), the Fund’s advisor. RIMCo may change the allocation	oriented, slower growing companies. Material stocks were an
of the Fund’s assets among money managers at any time. An	exception to the economic growth scenario and lagged the broader
exemptive order from the Securities and Exchange Commission	market. The Fund’s underweight position to this sector was a
(“SEC”) permits RIMCo to engage or terminate a money manager	positive contributor.
at any time, subject to approval by the Fund’s Board, without a	Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”)
shareholder vote. Pursuant to the terms of the exemptive order, the	underperformed the Fund’s benchmark for the fiscal year.
Fund is required to notify its shareholders within 90 days of when	Barrow’s emerging markets exposure was the largest detractor
a money manager begins providing services. As of December 31,	over the period primarily attributed to their position in two
2013, the Fund had four money managers.	consumer discretionary companies. Additionally, stock selection
What is the Fund’s investment objective?	in the technology sector detracted value over the period.
The Fund seeks to provide long term capital growth	Barrow’s limited exposure to Canada and above index exposure to
Continental Europe added meaningfully during the year. Barrow
How did the Fund perform relative to its benchmark for the	also added value in the financials and materials sector through
fiscal year ended December 31, 2013?	effective stock selection.
For the fiscal year ended December 31, 2013, the Fund gained	MFS Institutional Advisors Inc. (“MFS”) underperformed the
21.91%. This is compared to the Fund’s benchmark, the Russell	Fund’s benchmark for the fiscal year. MFS was largely positioned
Developed ex-U. S. Large Cap™ Index Net, which gained 21.68%	correctly across sectors and regions with positive performance
during the same period. The Fund’s performance includes	coming from overweight positions in technology, consumer
operating expenses, whereas index returns are unmanaged and	discretionary and Continental Europe and underweight positions
do not include expenses of any kind.	in energy and Asia ex-Japan. However, stocks that favor
For the fiscal year ended December 31, 2013, the Lipper®	stable earnings growth went unrewarded over the period, which
International Growth Funds Average, a group of funds that Lipper	detracted from MFS’ performance. This was most prevalent in the
considers to have investment strategies similar to those of the	financials and consumer discretionary sectors where MFS’ stock
Fund, gained 15.32%. This result serves as a peer comparison	selection detracted meaningfully.
and is expressed net of operating expenses.	Pzena Investment Management LLC (“Pzena”) outperformed the
How did the market conditions described in the Market	Fund’s benchmark for the fiscal year. Pzena’s preference for stocks
Summary report affect the Fund’s performance?	trading at a meaningful discount to the market and stocks that
The fiscal year ended December 31, 2013 was a beneficial	are economically geared was strongly rewarded during the period
time frame for the Fund. Central banks continued their soft	as low price-to-book stocks were among the best performing on
monetary policy through 2013, which continued to spur optimism	the year. Strong stock selection within the financials, industrials
for economic growth and allowed investors to maintain a more	and consumer discretionary sectors contributed most strongly
bullish outlook on equity markets. With investors having greater	to the manager’s overall performance. Additionally, Pzena
confidence towards expanding economies, companies that were	had very little exposure to Asia ex-Japan and strongly favored
more economically geared were rewarded during the period.	Continental European companies, which contributed to their
Additionally, companies that exhibited potential for above-	strong performance.
average earnings growth continued to be rewarded. Both of these	William Blair & Company, LLC (“William Blair”) underperformed
factors were positive for the Fund.	the Fund’s benchmark for the fiscal year. William Blair was
well positioned on a sector basis being overweight consumer
How did the investment strategies and techniques employed	discretionary and information technology companies while
by the Fund and its money managers affect its benchmark	being underweight materials and consumer staples companies.
relative performance?	However, their significant exposure to emerging market companies
The Fund’s strategic emphasis was favorable given the market	caused a significant shortfall in benchmark relative performance.
climate during the fiscal year. The Fund continued to favor	William Blair’s favoring of higher quality companies (as measured
companies that exhibited slightly higher growth characteristics	by return on equity) was also a meaningful detractor as these than the market, particularly forecasted growth. Additionally,

Non-U.S. Fund 55

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

companies were shunned during the period in favor of riskier	and currency exposure as a substitute for holding securities
assets.	directly and to facilitate the implementation of its investment
RIMCo manages the portion of the Fund’s assets that RIMCo	strategy. In addition, the Fund used forward currency contracts to
determines not to allocate to the money managers. Assets not	hedge against adverse currency exchange rate changes. The use of
allocated to managers include the Fund’s liquidity reserves and	these derivatives did not have a material impact on performance.
assets which may be managed directly by RIMCo to modify	Describe any changes to the Fund’s structure or the money
the Fund’s overall portfolio characteristics to seek to achieve	manager line-up. There were no changes to the money manager lineup during the
the desired risk/return profile for the Fund. During the period	fiscal year.
the Fund had a small allocation to defensive securities. This allocation was a small detractor to performance as the market
favored riskier assets.	Money Managers as of December 31,
During the period, RIMCo implemented a strategy that invests	2013	Styles
in securities that exhibit higher quality characteristics than the	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
market in order to dampen Fund volatility and provide exposure	MFS Institutional Advisors Inc.	Growth
	William Blair & Company, LLC	Growth
to areas of the market that the money manager line up was not	Pzena Investment Management LLC	Value
accessing. The effect on Fund performance was slightly negative, as the strategy slightly lagged the Fund’s benchmark since its
inception. During the time RIMCo employed the strategy in	The views expressed in this report reflect those of the
the Fund, markets rewarded lower quality securities, which the	portfolio managers only through the end of the period
strategy explicitly underweights.	covered by the report. These views do not necessarily
represent the views of RIMCo or any other person in RIMCo
During the period, the Fund used regional and country index	or any other affiliated organization. These views are
futures, as a substitute for holding securities directly and to	subject to change at any time based upon market conditions
facilitate the implementation of its investment strategy. The use of	or other events, and RIMCo disclaims any responsibility to
these derivatives had a modestly positive impact on performance	update the views contained herein. These views should not
as the Fund allocated away from the poorer performing emerging	be relied on as investment advice and, because investment
markets countries in favor of Europe and Japan.	decisions for a Russell Investment Funds (“RIF”) Fund are
During the period, the Fund used derivatives, including country	based on numerous factors, should not be relied on as an
index futures, swaps and currency forwards, to manage country	indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2004.
**

The Russell Developed ex-U. S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equ8ity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large –cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***

The International Developed Markets Linked Benchmark represents the returns of the MSCI EAFE Index (net) through December 31, 2010 and the returns of the Russell Developed ex-U. S. Large Cap Index (net) thereafter. The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

56 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	or Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,190.30	$1,020.21
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.47	$5.04
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Non-U.S. Fund 57

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 93.5%			Bank of Nova Scotia	3,551	222
			BCE, Inc.	1,100	48
Australia - 0.8%			Brookfield Asset Management, Inc.
Amcor, Ltd. Class A(Æ)	3,666	35	Class A(Æ)	38,200	1,483
AMP, Ltd.	7,382	29	Brookfield Asset Management, Inc.
Australia & New Zealand Banking			Class A	966	37
Group, Ltd. - ADR	7,350	212	Canadian Imperial Bank of Commerce(Þ)	822	70
BHP Billiton, Ltd. - ADR	9,573	325	Canadian National Railway Co. (Æ)(Þ)	39,894	2,275
Brambles, Ltd.	4,724	39	Canadian National Railway Co.	2,222	127
Commonwealth Bank of Australia - ADR	4,553	316	Canadian Pacific Railway, Ltd.	263	40
CSL, Ltd.	25,902	1,595	Cenovus Energy, Inc.	924	26
Insurance Australia Group, Ltd.	5,436	28	Crescent Point Energy Corp.	847	33
National Australia Bank, Ltd. - ADR	6,088	189	Enbridge, Inc.	1,859	81
Orica, Ltd.	1,109	24	Great-West Lifeco, Inc. (Þ)	782	24
Origin Energy, Ltd.	1,598	20	Husky Energy, Inc.	900	29
Orora, Ltd.	3,666	4	Imperial Oil, Ltd.	800	35
Recall Holdings, Ltd. (Æ)	944	3	Intact Financial Corp.	400	26
Suncorp Group, Ltd.	3,547	41	National Bank of Canada	413	34
Telstra Corp. , Ltd.	12,673	59	Pembina Pipeline Corp.	900	32
Wesfarmers, Ltd.	2,963	117	Potash Corp. of Saskatchewan, Inc.	785	26
Westfield Group(ö)	4,663	42	Power Corp. of Canada	991	30
Westpac Banking Corp.	8,317	240	Power Financial Corp.	714	24
Woodside Petroleum, Ltd.	1,846	64	Rogers Communications, Inc. Class B	1,044	47
Woolworths, Ltd.	3,713	112	Royal Bank of Canada - GDR	4,061	273
		3,494	Shaw Communications, Inc. Class B	1,091	27
			Shoppers Drug Mart Corp.	11,530	632
Austria - 0.5%			Suncor Energy, Inc.	2,043	72
Erste Group Bank AG	62,100	2,173	TELUS Corp.	613	21
			Tim Hortons, Inc.	451	26
			Toronto Dominion Bank	2,734	258
Belgium - 0.5%			TransCanada Corp.	2,063	94
Anheuser-Busch InBev NV	9,796	1,042	Valeant Pharmaceuticals International,
KBC Groep NV(Æ)	15,198	862	Inc. (Æ)	9,498	1,115
		1,904			7,414

Bermuda - 1.2%			Cayman Islands - 1.1%
Jardine Matheson Holdings, Ltd.	400	21	Baidu, Inc. - ADR(Æ)	2,384	424
Jardine Strategic Holdings, Ltd.	500	16	CIMC Enric Holdings, Ltd.	238,000	384
Li & Fung, Ltd.	984,000	1,270	Dongyue Group	1,272,800	504
PartnerRe, Ltd. - ADR	10,075	1,062	MGM China Holdings, Ltd.	357,600	1,526
RenaissanceRe Holdings, Ltd.	10,425	1,015	Tencent Holdings, Ltd.	26,200	1,671
Seadrill, Ltd. (Ñ)	15,200	624			4,509
Seadrill, Ltd.	2,500	102

Yue Yuen Industrial Holdings, Ltd.	320,600	1,071	Czech Republic - 0.0%
		5,181
			Komercni Banka AS	822	183

Brazil - 1.0%			Denmark - 1.6%
BM&FBovespa SA	122,200	574
Brookfield Incorporacoes SA(Æ)	417,400	204	AP Moeller - Maersk A/S Class B	3	33
Cielo SA	19,100	532	Coloplast A/S Class B	19,411	1,288
Embraer SA - ADR(Ñ)	53,800	1,730	Danske Bank A/S(Æ)	135,776	3,126
Itau Unibanco Holding SA - ADR	68,160	925	Novo Nordisk A/S Class B	1,280	236
Kroton Educacional SA	26,800	446	Novozymes A/S Class B	636	27
			TDC A/S	216,900	2,103
		4,411
					6,813

Canada - 1.7%			Finland - 0.4%
Alimentation Couche Tard, Inc. Class B	346	26
Bank of Montreal	1,819	121	Kone OYJ Class B	1,020	46

See accompanying notes which are an integral part of the financial statements.

58 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sampo Class A	31,412	1,551	Volkswagen AG	8,341	2,260
		1,597			33,941

France - 9.9%			Hong Kong - 1.4%
Air Liquide SA Class A	16,335	2,310	AIA Group, Ltd.	749,800	3,762
BNP Paribas SA	37,183	2,897	Cheung Kong Holdings, Ltd.	2,000	32
Capital Gemini SA	51,421	3,475	China Mobile, Ltd.	92,500	959
Casino Guichard Perrachon SA(Æ)	4,000	461	China Unicom Hong Kong, Ltd.	508,000	760
Credit Agricole SA(Æ)	91,485	1,171	CLP Holdings, Ltd.	5,500	43
Danone SA	30,573	2,201	Guangdong Investment, Ltd.	300,100	293
Dassault Systemes SA	15,630	1,940	Hang Seng Bank, Ltd.	2,200	36
Essilor International SA	609	65	Hong Kong & China Gas Co. , Ltd.	17,600	40
GDF Suez	37,109	873	Hong Kong Exchanges and Clearing,
Lagardere SCA	24,731	919	Ltd.	2,000	33
Legrand SA - ADR	25,167	1,387	Link REIT (The)(ö)	7,000	34
L'Oreal SA	685	120	Power Assets Holdings, Ltd.	4,000	32
LVMH Moet Hennessy Louis Vuitton			Swire Pacific, Ltd. Class A	2,000	23
SA - ADR	12,390	2,260			6,047
Natixis	95,058	559
Pernod Ricard SA	18,167	2,070	India - 1.1%
Publicis Groupe SA - ADR	14,990	1,372
Rallye SA	40,185	1,685	Housing Development Finance Corp.	63,681	818
Sanofi - ADR	42,432	4,501	ICICI Bank, Ltd. - ADR	19,387	721
Schneider Electric SA	55,547	4,845	Reliance Industries, Ltd.	62,764	908
Sodexo	278	28	Tata Motors, Ltd. - ADR	71,219	2,194
Technip SA	5,167	497			4,641
Total SA	53,879	3,300
Vallourec SA	25,475	1,388	Indonesia - 0.2%
Vinci SA	27,234	1,788	Bank Rakyat Indonesia Persero Tbk PT	1,268,000	760
Vivendi SA - ADR	2,905	77	Telekomunikasi Indonesia Persero Tbk
		42,189	PT	1,585,600	281
					1,041
Germany - 7.9%
Adidas AG	629	80	Ireland - 1.0%
BASF SE	1,303	139	CRH PLC	83,100	2,095
Bayer AG	34,064	4,779	DCC PLC	24,200	1,190
Bayerische Motoren Werke AG	16,970	1,990	Kerry Group PLC Class A	442	31
Beiersdorf AG(Æ)	16,912	1,717	Ryanair Holdings PLC - ADR(Æ)	21,810	1,024
Brenntag AG	5,812	1,080			4,340
Continental AG	9,200	2,018

Daimler AG	34,200	2,960	Israel - 0.7%
Deutsche Boerse AG	49,908	4,144
Deutsche Post AG	939	34	Check Point Software Technologies, Ltd.
E. ON SE	50,675	934	(Æ)	30,957	1,997
Fresenius Medical Care AG & Co.			Teva Pharmaceutical Industries, Ltd.
KGaA	626	45	- ADR	23,600	946
Fresenius SE & Co. KGaA	382	59	Teva Pharmaceutical Industries, Ltd.	2,492	100
Henkel AG & Co. KGaA	6,731	701			3,043
Linde AG	12,923	2,706
Merck KGaA	10,306	1,857	Italy - 2.0%
MTU Aero Engines AG	4,200	413	Enel SpA	242,625	1,063
Muenchener Rueckversicherungs AG	527	116	ENI SpA - ADR	158,507	3,833
OSRAM Licht AG(Æ)	275	16	Luxottica Group SpA	432	23
ProSiebenSat. 1 Media AG	17,710	879	Saipem SpA - ADR	24,917	538
Rational AG	1,207	402	Snam Rete Gas SpA	317,812	1,781
SAP AG - ADR	25,318	2,171	Telecom Italia SpA	1,108,100	1,103
Siemens AG	17,864	2,441			8,341

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 59

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan - 12.4%			SES SA	885	29
Amada Co. , Ltd.	260,700	2,305	Tenaris SA	1,157	25
Asahi Group Holdings, Ltd.	1,000	28			1,260
Asahi Kasei Corp.	3,000	24
Astellas Pharma, Inc.	15,300	906	Netherlands - 6.7%
Canon, Inc.	67,200	2,139	Aegon NV	455,639	4,301
Dai-ichi Life Insurance Co. , Ltd. (The)	85,000	1,425	Akzo Nobel NV	51,220	3,970
Daikin Industries, Ltd.	24,300	1,516	ASML Holding NV Class G	455	43
Denso Corp.	76,600	4,051	Delta Lloyd NV	103,000	2,556
East Japan Railway Co.	600	48	Heineken NV	31,811	2,148
Eisai Co. , Ltd.	700	27	ING Groep NV(Æ)	489,058	6,794
FANUC Corp.	7,200	1,320	Koninklijke Ahold NV	2,937	53
Fast Retailing Co. , Ltd.	100	41	Koninklijke DSM NV(Æ)	309	24
Fuji Heavy Industries, Ltd.	57,000	1,637	Koninklijke Philips NV	57,671	2,114
Honda Motor Co. , Ltd.	121,500	5,013	Randstad Holding NV(Æ)	36,426	2,363
Hoya Corp.	59,500	1,656	Reed Elsevier NV(Æ)	77,077	1,633
Inpex Corp.	82,700	1,060	STMicroelectronics NV Class Y	196,775	1,581
ITOCHU Corp.	165,500	2,048	Unilever NV	29,637	1,194
Japan Tobacco, Inc.	25,300	823			28,774
Kao Corp.	1,500	47
KDDI Corp.	17,500	1,080
Keyence Corp.	3,900	1,670	Norway - 1.4%
Kyocera Corp.	19,800	990	DNB ASA	144,600	2,590
Lawson, Inc.	24,800	1,856	Marine Harvest ASA	994,400	1,214
Mabuchi Motor Co. , Ltd.	33,500	1,992	Orkla ASA	165,900	1,297
MISUMI Group, Inc.	25,600	806	Statoil ASA Class N	3,157	77
Mitsubishi UFJ Financial Group, Inc.	156,700	1,036	TE Connectivity, Ltd.	28,845	689
MS&AD Insurance Group Holdings	17,700	476			5,867
Nippon Telegraph & Telephone Corp.	1,100	59
NKSJ Holdings, Inc.	50,200	1,400	Russia - 0.6%
NTT DOCOMO, Inc.	63,600	1,045	Gazprom OAO - ADR	222,815	1,905
ORIX Corp.	123,500	2,176	Sberbank of Russia - ADR	37,465	471
Otsuka Holdings Co. , Ltd.	1,000	29	Sberbank of Russia - ADR(Æ)	1,114	14
Rinnai Corp.	300	23
Secom Co. , Ltd.	24,500	1,479			2,390
Seven & I Holdings Co. , Ltd.	2,200	88
Shin-Etsu Chemical Co. , Ltd.	76,800	4,491	Singapore - 1.4%
SMC Corp.	200	51	DBS Group Holdings, Ltd.	99,000	1,341
Start Today Co. , Ltd.	13,500	336	Jardine Cycle & Carriage, Ltd.	76,500	2,180
Sumitomo Corp.	133,600	1,680	Keppel Corp. , Ltd. - ADR	4,000	35
Sumitomo Mitsui Financial Group, Inc.	67,700	3,496	Oversea-Chinese Banking Corp. , Ltd.	3,000	24
Takeda Pharmaceutical Co. , Ltd.	2,100	96	Singapore Telecommunications, Ltd. (Ñ)	169,000	490
Tokyo Gas Co. , Ltd.	6,000	30	United Overseas Bank, Ltd.	121,100	2,038
Toyota Motor Corp.	7,300	444			6,108
Yokogawa Electric Corp.	21,700	334
		53,277	South Africa - 0.6%
			Aspen Pharmacare Holdings, Ltd.	28,040	718
Jersey - 1.6%			Bidvest Group, Ltd. (Æ)	37,165	951
Delphi Automotive PLC	13,466	810	Discovery Holdings, Ltd.	132,149	1,065
Experian PLC	42,139	777			2,734
WPP PLC	231,391	5,288
		6,875	South Korea - 1.3%
			Hana Financial Group, Inc.	30,965	1,289
Kenya - 0.1%			Hankook Tire Co. , Ltd. (Æ)	22,200	1,279
Safaricom, Ltd.	4,033,700	507	Samsung Electronics Co. , Ltd.	1,368	1,788
			Shinhan Financial Group Co. , Ltd. (Æ)	28,671	1,304
Luxembourg - 0.3%					5,660

See accompanying notes which are an integral part of the financial statements.

60 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Spain - 1.8%			United Kingdom - 19.5%
Amadeus IT Holding SA Class A	48,796	2,088	AMEC PLC - GDR	40,500	730
Banco Santander SA - ADR	337,503	3,020	Anglo American PLC	46,174	1,009
Inditex SA	10,483	1,728	ARM Holdings PLC	51,328	934
Indra Sistemas SA	48,650	814	Associated British Foods PLC	1,094	44
		7,650	AstraZeneca PLC - ADR(Æ)	3,717	220
			Aviva PLC	210,071	1,564
Sweden - 0.4%			Babcock International Group PLC	53,312	1,196
			BAE Systems PLC	76,555	551
Assa Abloy AB Class B	1,058	56	Barclays PLC	964,315	4,343
Atlas Copco AB Class A	2,298	64	Berkeley Group Holdings PLC	31,638	1,392
Atlas Copco AB Class B	1,059	27	BG Group PLC	140,813	3,026
Hennes & Mauritz AB Class B	29,160	1,347	BHP Billiton PLC	4,500	139
Svenska Cellulosa AB SCA Class B	1,477	46	BP PLC	629,357	5,086
Svenska Handelsbanken AB Class A	647	32	BP PLC - ADR	6,600	321
Telefonaktiebolaget LM Ericsson Class B	8,699	107	British American Tobacco PLC	5,688	305
TeliaSonera AB	6,712	56	British Land Co. PLC(ö)	2,333	24
		1,735	British Sky Broadcasting Group PLC	2,723	38
			Capita PLC	1,986	34
Switzerland - 10.0%			Carillion PLC	158,375	867
ABB, Ltd. (Æ)	64,581	1,706	Centrica PLC	15,526	89
ABB, Ltd. - ADR(Æ)(Ñ)	26,400	701	Compass Group PLC	318,029	5,098
ACE, Ltd.	9,950	1,030	Dairy Crest Group PLC	170,909	1,528
Cie Financiere Richemont SA	17,868	1,788	Diageo PLC	94,908	3,143
Credit Suisse Group AG(Æ)	135,937	4,173	DS Smith PLC Class F	465,150	2,557
GAM Holding AG(Æ)	25,726	501	GlaxoSmithKline PLC - ADR	132,371	3,533
Geberit AG(Æ)	4,449	1,361	Hays PLC	285,695	614
Givaudan SA(Æ)	25	36	HSBC Holdings PLC	593,250	6,491
Helvetia Holding AG	900	452	IMI PLC - ADR	39,801	1,005
Julius Baer Group, Ltd. (Æ)	29,041	1,400	Imperial Tobacco Group PLC	126,928	4,915
Kuehne & Nagel International AG	4,788	630	InterContinental Hotels Group PLC
Lonza Group AG(Æ)	17,100	1,628	- ADR	40,943	1,364
Nestle SA	70,651	5,187	Intertek Group PLC	488	25
Novartis AG	72,830	5,829	J Sainsbury PLC	4,248	26
Partners Group Holding AG	4,757	1,269	Johnson Matthey PLC	23,654	1,285
Roche Holding AG	22,190	6,219	Kingfisher PLC	6,249	40
SGS SA	16	37	Marks & Spencer Group PLC	4,325	31
Sonova Holding AG(Æ)	6,109	824	Meggitt PLC	141,376	1,235
Swatch Group AG (The) Class B	77	51	National Grid PLC	196,243	2,560
Swiss Life Holding AG(Æ)	6,900	1,436	Next PLC	459	41
Swiss Re AG(Æ)	11,257	1,041	Pearson PLC	2,479	55
Swisscom AG	68	36	Reckitt Benckiser Group PLC	23,778	1,888
Syngenta AG	273	109	Reed Elsevier PLC	3,423	51
TE Connectivity, Ltd.	475	26	Rio Tinto PLC(Æ)	33,942	1,916
Tyco International, Ltd.	843	35	Rolls-Royce Holdings PLC(Æ)	53,208	1,123
UBS AG(Æ)	179,252	3,415	Royal Bank of Scotland Group PLC(Æ)	203,924	1,142
Zurich Insurance Group AG(Æ)	6,694	1,946	Royal Dutch Shell PLC Class A	160,127	5,707
		42,866	Royal Dutch Shell PLC Class B	7,597	287
			SABMiller PLC - ADR	2,821	145

Taiwan - 1.4%			Scottish & Southern Energy PLC	1,711	39
			Shire PLC - ADR(Æ)	1,649	78
Hon Hai Precision Industry Co. , Ltd.	956,924	2,571	Smith & Nephew PLC	114,908	1,639
Hon Hai Precision Industry Co. , Ltd.			Smiths Group PLC	55,700	1,365
- GDR	30,208	161	St. James's Place PLC	110,547	1,333
Taiwan Semiconductor Manufacturing			Standard Chartered PLC	93,187	2,099
Co. , Ltd. - ADR	92,008	1,605	Tesco PLC	22,543	125
Teco Electric and Machinery Co. , Ltd.	1,364,800	1,564	Travis Perkins PLC	83,325	2,583
		5,901	Tullow Oil PLC	53,219	753
			Unilever PLC	3,901	160
			Vodafone Group PLC - ADR(Æ)	887,093	3,481

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 61

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)

	Principal	Fair
	Amount ($)	Value
	or Shares	$
Whitbread PLC	528	33
WM Morrison Supermarkets PLC	7,061	31
		83,436

United States - 1.0%
Joy Global, Inc. (Ñ)	13,200	772
NCR Corp. (Æ)	12,100	412
News Corp. (Æ)	35,235	628
News Corp. Class A	21,175	382
Philip Morris International, Inc.	10,000	871
Yum! Brands, Inc.	17,622	1,333
		4,398

Total Common Stocks
(cost $308,710)		400,700
Preferred Stocks - 0.3%
Brazil - 0.3%
Usinas Siderurgicas de Minas Gerais
SA(Æ)	171,175	1,031

Germany - 0.0%
Henkel AG & Co. KGaA	494	57

Total Preferred Stocks
(cost $743)		1,088
Short-Term Investments - 5.0%
United States - 5.0%
Russell U. S. Cash Management Fund	21,546,970	21,547

Total Short-Term Investments
(cost $21,547)		21,547
Other Securities - 1.0%
Russell U. S. Cash Collateral Fund(×)	4,192,399	4,192
Total Other Securities
(cost $4,192)		4,192
Total Investments 99.8%
(identified cost $335,192)		427,527

Other Assets and Liabilities,
Net - 0.2%		990

Net Assets - 100.0%		428,517

See accompanying notes which are an integral part of the financial statements.

62 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
CAC 40 Index Futures (EOP) (France)	57	EUR	2,450	01/14	156
DAX Index Futures (EUX) (Germany)	9	EUR	2,161	03/14	116
EURO STOXX 50 Index Futures (Germany)	236	EUR	7,335	03/14	485
FTSE 100 Index Futures (LIF) (United Kingdom)	40	GBP	2,679	03/14	175
Hang Seng Index Futures (Hong Kong)	5	HKD	5,833	01/14	12
NIKKEI 225 Index Futures (CME) (Japan)	163	JPY	1,331,711	03/14	488
S&P TSX 60 Index Futures (Canada)	16	CAD	2,499	03/14	89
SPI 200 Index Futures (SFE) (Australia)	15	AUD	1,994	03/14	77
TOPIX Index Futures (TSE) (Japan)	38	JPY	494,950	03/14	158
Short Positions
MSCI Emerging Markets Mini Index Futures (NYL)	346	USD	17,591	03/14	(465)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,291

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
HSBC	USD	4,408	GBP	2,695	03/19/14	52
JPMorgan Chase	USD	375	HKD	2,910	03/19/14	—
JPMorgan Chase	USD	3,114	JPY	318,890	03/19/14	(85)
Morgan Stanley	USD	3	JPY	—	01/02/14	(3)
Morgan Stanley	JPY	—	USD	—	01/02/14	—
Royal Bank of Canada	USD	2,092	CAD	2,225	03/19/14	(2)
Standard Chartered	USD	375	HKD	2,910	03/19/14	—
State Street	USD	1,632	AUD	1,813	03/19/14	(21)
State Street	USD	94	CAD	100	03/19/14	—
State Street	USD	1	EUR	1	01/02/14	—
State Street	USD	198	EUR	144	01/02/14	—
State Street	USD	62	EUR	45	01/03/14	—
State Street	USD	137	EUR	100	03/19/14	—
State Street	USD	410	EUR	300	03/19/14	2
State Street	USD	4,137	EUR	3,000	03/19/14	(9)
State Street	USD	163	GBP	100	03/19/14	2
State Street	USD	165	GBP	100	03/19/14	1
State Street	USD	96	JPY	10,000	03/19/14	(1)
State Street	CAD	100	USD	94	03/19/14	—
State Street	DKK	841	USD	154	01/02/14	(1)
State Street	DKK	1,640	USD	301	01/02/14	(1)
State Street	DKK	1,761	USD	324	01/03/14	(1)
State Street	EUR	200	USD	273	03/19/14	(2)
State Street	EUR	200	USD	275	03/19/14	—
State Street	GBP	100	USD	163	03/19/14	(3)
State Street	HKD	19	USD	2	01/02/14	—
State Street	HKD	18	USD	2	01/03/14	—
State Street	HKD	25	USD	3	01/03/14	—
State Street	JPY	10,000	USD	96	03/19/14	1
State Street	NOK	249	USD	40	01/02/14	(1)
State Street	NOK	359	USD	58	01/03/14	(1)
State Street	NOK	534	USD	88	01/06/14	—
Westpac Bank	USD	10,230	EUR	7,419	03/19/14	(24)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(97)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 63

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
						% of Net
Portfolio Summary	Level 1		Level 2	Level 3	Total	Assets
Common Stocks
Australia	$3,494		$—	$—	$3,494	0 . 8
Austria	—		2,173	—	2,173	0 . 5
Belgium	1,904		—	—	1,904	0 . 5
Bermuda	5,079		102	—	5,181	1 . 2
Brazil	2,655		1,756	—	4,411	1 . 0
Canada	7,414		—	—	7,414	1 . 7
Cayman Islands	4,509		—	—	4,509	1 . 1
Czech Republic	—		183	—	183	— *
Denmark	—		6,813	—	6,813	1 . 6
Finland	—		1,597	—	1,597	0 . 4
France	42,189		—	—	42,189	9 . 9
Germany	—		33,941	—	33,941	7 . 9
Hong Kong	6,047		—	—	6,047	1 . 4
India	4,641		—	—	4,641	1 . 1
Indonesia	—		1,041	—	1,041	0 . 2
Ireland	4,340		—	—	4,340	1 . 0
Israel	3,043		—	—	3,043	0 . 7
Italy	—		8,341	—	8,341	2 . 0
Japan	—		53,277	—	53,277	12 . 4
Jersey	6,875		—	—	6,875	1 . 6
Kenya	507		—	—	507	0 . 1
Luxembourg	1,235		25	—	1,260	0 . 3
Netherlands	28,774		—	—	28,774	6 . 7
Norway	—		5,867	—	5,867	1 . 4
Russia	2,390		—	—	2,390	0 . 6
Singapore	6,108		—	—	6,108	1 . 4
South Africa	2,734		—	—	2,734	0 . 6
South Korea	—		5,660	—	5,660	1 . 3
Spain	7,650		—	—	7,650	1 . 8
Sweden	—		1,735	—	1,735	0 . 4
Switzerland	1,792		41,074	—	42,866	10 . 0
Taiwan	5,901		—	—	5,901	1 . 4
United Kingdom	83,436		—	—	83,436	19 . 5
United States	4,398		—	—	4,398	1 . 0
Preferred Stocks	—		1,088	—	1,088	0 . 3
Short-Term Investments	—		21,547	—	21,547	5 . 0
Other Securities	—		4,192	—	4,192	1 . 0
Total Investments	237,115		190,412	—	427,527	99 . 8
Other Assets and Liabilities, Net						0 . 2
						100 . 0

Other Financial Instruments
Futures Contracts	1,291		—	—	1,291	0 . 3
Foreign Currency Exchange Contracts	(5)		(92)	—	(97)	(— )*
Total Other Financial Instruments **	$1,286		$(92)	$—	$1,194

*	Less than . 05% of net assets.
**

   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2013, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

64 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$58
Variation margin on futures contracts*	1,756	—
Total	$1,756	$58

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$465	$—
Unrealized depreciation on foreign currency exchange contracts	—	155
Total	$465	$155

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(5,053)	$—
Foreign currency-related transactions**	—	(249)
Total	$(5,053)	$(249)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,027	$—
Foreign currency-related transactions***	—	(36)
Total	$1,027	$(36)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***

Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 65

Russell Investment Funds

Non-U.S. Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —December 31, 2013

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$4,091	$—	$4,091
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	58	—	58
Futures Contracts**	Variation margin on futures contracts	1,756	—	1,756
Total		$5,905	$—	$5,905

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount
Barclays	$2,219	$—	2,219	$—
Citigroup	1,160	—	1,160	—
Fidelity	679	—	679	—
HSBC	52	—	—	52
Morgan Stanley	1,755	—	—	1,755
State Street	7	7	—	—
UBS	33	—	33	—
Total	$5,905	$7	$4,091	$1,807

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts**	Variation margin on futures contracts	$465	$—	$465
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	155	—	155
Total		$620	$—	$620

66 Balance Sheet Offsetting of Financial and Derivative Instruments

Russell Investment Funds
Non-U.S. Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2013

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount
JPMorgan Chase	$ 85	$—	$—	$85
Morgan Stanley	468	—	468	—
Royal Bank of Canada	1	—	—	1
State Street	42	7	—	35
Westpac	24	—	—	24
Total	$620	$7	$468	$145

*	Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

           Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

Balance Sheet Offsetting of Financial and Derivative Instruments 67

Russell Investment Funds

Non-U.S. Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$335,192
Investments, at fair value(*)(>)	427,527
Cash (restricted)(a)	4,730
Foreign currency holdings(^)	55
Unrealized appreciation on foreign currency exchange contracts	58
Receivables:
Dividends and interest	365
Dividends from affiliated Russell funds	1
Investments sold	1,011
Foreign capital gains taxes recoverable	206
Variation margin on futures contracts	72
Other investments	3
Total assets	434,028

Liabilities
Payables:
Due to custodian	2
Investments purchased	535
Fund shares redeemed	66
Accrued fees to affiliates	320
Other accrued expenses	81
Variation margin on futures contracts	150
Deferred capital gains tax liability	10
Unrealized depreciation on foreign currency exchange contracts	155
Payable upon return of securities loaned	4,192
Total liabilities	5,511

Net Assets	$428,517

See accompanying notes which are an integral part of the financial statements.

68 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Statement of Assets and Liabilities, continued — December 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,050
Accumulated net realized gain (loss)	(70,676)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes) .	92,325
Futures contracts	1,291
Foreign currency-related transactions	(80)
Other investments	3
Shares of beneficial interest	348
Additional paid-in capital	402,256
Net Assets	$428,517
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$12 . 32
Net assets	$428,517,474
Shares outstanding ($. 01 par value)	34,791,310
Amounts in thousands
(^) Foreign currency holdings - cost	$55
(*) Securities on loan included in investments	$4,091
(>) Investments in affiliates, Russell U. S. Cash Management Fund and Russell U. S. Cash Collateral Fund	$25,739
(a) Cash Collateral for Futures	$4,730
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 69

Russell Investment Funds

Non-U.S. Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Dividends	$11,033
Dividends from affiliated Russell funds	19
Securities lending income	364
Less foreign taxes withheld	(891)
Total investment income	10,525

Expenses
Advisory fees	3,444
Administrative fees	191
Custodian fees	172
Transfer agent fees	17
Professional fees	80
Trustees’ fees	9
Printing fees	56
Miscellaneous	14
Expenses before reductions	3,983
Expense reductions	(191)
Net expenses	3,792
Net investment income (loss)	6,733

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	19,522
Futures contracts	5,053
Foreign currency-related transactions	(273)
Net realized gain (loss)	24,302
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	45,427
Futures contracts	1,027
Foreign currency-related transactions	(19)
Other investments	(1)
Net change in unrealized appreciation (depreciation)	46,434
Net realized and unrealized gain (loss)	70,736
Net Increase (Decrease) in Net Assets from Operations	$77,469

See accompanying notes which are an integral part of the financial statements.

70 Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,733	$6,625
Net realized gain (loss)	24,302	1,732
Net change in unrealized appreciation (depreciation)	46,434	54,010
Net increase (decrease) in net assets from operations	77,469	62,367

Distributions
From net investment income	(7,653)	(6,051)
Net decrease in net assets from distributions	(7,653)	(6,051)

Share Transactions*
Net increase (decrease) in net assets from share transactions	1,845	(29,038)
Total Net Increase (Decrease) in Net Assets	71,661	27,278

Net Assets
Beginning of period	356,856	329,578
End of period	$428,517	$356,856
Undistributed (overdistributed) net investment income included in net assets	$3,050	$3,951

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 71

Russell Investment Funds

Non-U.S. Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,484	$27,097	2,308	$21,577
Proceeds from reinvestment of distributions	691	7,653	606	6,051
Payments for shares redeemed	(2,980)	(32,905)	(5,992)	(56,666)
Total increase (decrease)	195	$1,845	(3,078)	$(29,038)

See accompanying notes which are an integral part of the financial statements.

72 Non-U.S. Fund

(This page intentionally left blank)

Russell Investment Funds

Non-U.S. Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income
December 31, 2013	10 . 31	. 18	2 . 05	2 . 23	( . 22)
December 31, 2012	8 . 75	. 18	1 . 55	1 . 73	( . 17)
December 31, 2011	10 . 21	. 17	(1 . 46)	(1 . 29)	( . 17)
December 31, 2010	9 . 25	. 12	. 92	1 . 04	( . 08)
December 31, 2009	7 . 48	. 12	1 . 88	2 . 00	( . 23)

See accompanying notes which are an integral part of the financial statements.

74 Non-U.S. Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
( . 22)	12 . 32	21 . 91	428,517	1 . 04	. 99	1 . 76	36
( . 17)	10 . 31	19 . 81	356,856	1 . 07	1 . 01	1 . 94	47
( . 17)	8 . 75	(12 . 88)	329,578	1 . 10	1 . 04	1 . 74	49
( . 08)	10 . 21	11 . 42	366,870	1 . 12	1 . 06	1 . 30	49
( . 23)	9 . 25	27 . 33	322,145	1 . 12	1 . 04	1 . 56	133

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 75

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Core Bond Fund		Barclays U. S. Aggregate Bond Index **
	Total		Total
	Return		Return
1 Year	-1 . 45%	1 Year	-2 . 02%
5 Years	7 . 33%§	5 Years	4 . 44%§
10 Years	5 . 02%§	10 Years	4 . 55%§

76 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Core Bond Fund (the “Fund”) employs a multi-manager	impacts of the treasury yield increases. In addition, the Fund’s
approach whereby portions of the Fund are allocated to different	interest rate sensitivity, commonly referred to as “duration”, was
money managers. Fund assets not allocated to money managers	generally positioned to be lower than the benchmark’s, which also
are managed by Russell Investment Management Company	helped the Fund incur a lower loss than the benchmark. Signs of
(“RIMCo”), the Fund’s advisor. RIMCo may change the allocation	a strengthening U. S. economy and tepid inflation outlook helped
of the Fund’s assets among money managers at any time. An	the U. S. dollar rally over the year, which although favorable to
exemptive order from the Securities and Exchange Commission	some underlying positions in the Fund, had an overall negative
(“SEC”) permits RIMCo to engage or terminate a money manager	impact on the Fund’s currency strategies.
at any time, subject to approval by the Fund’s Board, without a
shareholder vote. Pursuant to the terms of the exemptive order, the	How did the investment strategies and techniques employed
Fund is required to notify its shareholders within 90 days of when	by the Fund and its money managers affect its benchmark
a money manager begins providing services. As of December 31,	relative performance?
2013, the Fund had five money managers.	Macro Currency Group (“Macro”) underperformed the Barclays
U. S. Aggregate Bond Index for the fiscal year. A long position
What is the Fund’s investment objective?	to the Japanese yen as part of the manager’s Macro-Japan
The Fund seeks to provide current income, and as a secondary	theme negatively impacted the Fund in the first part of the year.
objective, capital appreciation.	Although this position added value as interest rates began to

How did the Fund perform relative to its benchmark for the	rise in the U. S. , the manager’s Structural-USD theme at the time
fiscal year ended December 31, 2013?	overwhelmed any positive attribution. Both themes detracted
from performance in the third quarter. The manager’s allocation
For the fiscal year ended December 31, 2013, the Fund lost	to commodity currencies, such as the Canadian and Australian
1.45%. This is compared to the Fund’s benchmark, the Barclays	dollar, detracted as the U. S. dollar rallied in the fourth quarter.
U. S. Aggregate Bond Index, which lost 2.02% during the same
period. The Fund’s performance includes operating expenses,	Metropolitan West Asset Management, LLC (“Met West”)
whereas index returns are unmanaged and do not include	outperformed the Barclays U. S. Aggregate Bond Index for the
expenses of any kind.	fiscal year. Exposure to non-agency residential mortgage-backed
For the fiscal year ended December 31, 2013, the Lipper® BBB	securities was a consistent positive contributor throughout
the year. In particular, security selection within the subprime
Rated Corporate Debt Funds Average, a group of funds that	subsector of non-agency mortgages was a primary contributor
Lipper considers to have investment strategies similar to those	to results. A sizeable underweight duration position was also a of the Fund, lost 1.83%. For the same period, the Lipper ®
material contributor to results, as were security selections in both
Intermediate Investment Grade Debt Funds Average, another	high yield and investment grade corporate bonds. Yield curve
group of funds that Lipper considers to have investment strategies	strategies and security selections within the agency mortgage-
similar to those of the Fund, lost 0.47%. These returns serve as	backed securities sector were the largest detractors.
peer comparisons and are expressed net of operating expenses.
Logan Circle Partners, L. P. (“Logan Circle”) outperformed
How did the market conditions described in the Market	the Barclays U. S. Aggregate Bond Index for the fiscal year.
Summary report affect the Fund’s performance?	Outperformance was generated from across a variety of sectors.
Intermediate and long maturity treasury yields began to increase	Overweights and security selection within both investment grade
materially starting in May, after the Federal Reserve expressed its	and high yield corporate credit were the largest contributors.
intent to, by year end, reduce its purchases of agency mortgage-	Overweights to non-agency mortgage-backed securities, emerging
backed securities and treasuries, which was part of a stimulus	markets, asset-backed securities and non-U. S. developed
program commonly referred to as “Quantitative Easing 3”. All	countries also contributed. Modest active duration strategies
else being equal, prices of bonds decline as yields increase.	slightly detracted.
The steepening of the yield curve over the year led to negative	Pacific Investment Management Company LLC (“PIMCO”)
nominal returns for both the Fund and its benchmark. However,	outperformed the Barclays U. S. Aggregate Bond Index for the
the Fund outperformed from a benchmark-relative perspective	fiscal year. Exposure to non-agency mortgage backed securities
as it incurred a lower loss than its benchmark. The Fund’s	and an underweight duration relative to the benchmark were
overweight to credit risk assets, particularly exposure to out-of-	consistent positive contributors throughout the year. However,
index sectors such as high yield corporate bonds and non-agency	the manager’s underweight to the investment grade credit sector
mortgage-backed securities, partially helped offset the negative	detracted.

Core Bond Fund 77

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

Colchester Global Investors Limited (“Colchester”) outperformed	Money Managers as of December 31,
the Barclays U. S. Aggregate Bond Index for the fiscal year. Despite	2013	Styles
starting the year off with an underperforming first quarter, the
	Colchester Global Investors Limited	Fully discretionary
manager bounced back in the second quarter with short positions	Logan Circle Partners, L. P.	Fully discretionary
to select commodity currencies, such as the Australian and New	Macro Currency Group – an investment	Sector Specialist
Zealand dollar, that performed well. Market selection in Europe	group within Principal Global Investors LLC*
also benefitted performance in the latter part of the year.	Metropolitan West Asset Management, LLC	Fully discretionary
	Pacific Investment Management Company,	Fully discretionary
RIMCo manages the portion of the Fund’s assets that RIMCo	LLC
determines not to allocate to the money managers. Assets not	* Principal Global Investors LLC is the asset management arm
allocated to managers include the Fund’s liquidity reserves and	of the Principal Financial Group® (The Principal® ), which
assets which may be managed directly by RIMCo to modify the	includes various member companies including Principal Global
Fund’s overall portfolio characteristics to seek to achieve the	Investors LLC, Principal Global Investors (Europe) Limited, and
desired risk/return profile for the Fund.	others. The Macro Currency Group is the specialist currency
During the period, the Fund used derivatives primarily to manage	investment group within Principal Global Investors. Where used
duration, yield-curve positioning, currency risk and credit risk.	herein, Macro Currency Group means Principal Global Investors
For example, futures, forwards, options, interest-rate swaps,	LLC.
credit default swaps, total return swaps and swaptions were used	The views expressed in this report reflect those of the
for this purpose. The use of these derivatives had a mixed impact	portfolio managers only through the end of the period
on performance, but most of these derivatives were used for risk	covered by the report. These views do not necessarily
management purposes to hedge toward the benchmark. On this	represent the views of RIMCo, or any other person in RIMCo
front, the derivatives performed as expected.	or any other affiliated organization. These views are
subject to change at any time based upon market conditions
or other events, and RIMCo disclaims any responsibility to
Describe any changes to the Fund’s structure or the money	update the views contained herein. These views should not
manager line-up.	be relied on as investment advice and, because investment
There were no changes to the money manager lineup during the	decisions for a Russell Investment Funds (“RIF”) Fund are
fiscal year.	based on numerous factors, should not be relied on as an
indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2004.
**

The Barclays U. S. Aggregate Bond Index is an index, with income reinvested, generally representative of of intermediate-term government bonds, investment- grade corporate debtsecurities and mortgage-backed securities.

§	Annualized.

The perforformance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

78 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fee and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	or Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,008.80	$1,022.13
The information in the table under the heading “Actual	Expenses Paid During Period*	$3.09	$3.11
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.61%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Core Bond Fund 79

Russell Investment Funds
Core Bond Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 73.7%			Series 2013-1A Class A
Asset-Backed Securities - 6.3%			1.650% due 07/17/17 (Þ)	265	265
			Chesapeake Funding LLC
Access Group, Inc.			Series 2012-1A Class A
Series 2008-1 Class A			0.918% due 11/07/23 (Ê)(Þ)	690	692
1.538% due 10/27/25 (Ê)	476	481
			CIT Education Loan Trust
ACE Securities Corp.			Series 2007-1 Class A
Series 2005-SD3 Class A			0.336% due 03/25/42 (Ê)(Þ)	429	393
0.565% due 08/25/45 (Ê)	9	9
			Citigroup Mortgage Loan Trust, Inc.
Ally Master Owner Trust			Series 2007-WFH1 Class A3
Series 2012-1 Class A2			0.315% due 01/25/37 (Ê)	1,003	977
1.440% due 02/15/17	445	448
			Series 2007-WFH1 Class A4
Series 2013-1 Class A2			0.365% due 01/25/37 (Ê)	934	768
1.000% due 02/15/18	835	834
			Conseco Financial Corp.
Alm Loan Funding			Series 1999-2 Class A5
Series 2012-7A Class A1			6.680% due 12/01/30	193	193
1.662% due 10/19/24 (Ê)(Þ)	450	449
			Countrywide Asset-Backed Certificates
AmeriCredit Automobile Receivables			Series 2006-3 Class 2A2
Trust			0.345% due 06/25/36 (Ê)	111	106
Series 2010-4 Class B
1.990% due 10/08/15	40	40	Series 2007-4 Class A2
Series 2011-3 Class B			5.530% due 04/25/47	220	201
2.280% due 06/08/16	450	453	DT Auto Owner Trust
			Series 2012-2A Class A
Series 2012-2 Class A2			0.910% due 11/16/15 (Þ)	87	87
0.760% due 10/08/15	218	218
			Series 2013-1A Class A
Series 2012-4 Class A2			0.750% due 05/16/16 (Þ)	457	457
0.490% due 04/08/16	501	501
			Series 2013-2A Class A
Series 2013-1 Class A2			0.810% due 09/15/16 (Þ)	814	814
0.490% due 06/08/16	245	245
			Educational Funding of the South, Inc.
Series 2013-2 Class A2			Series 2011-1 Class A2
0.530% due 11/08/16	277	277	0.888% due 04/25/35 (Ê)	450	449
Series 2013-3 Class A2			EFS Volunteer LLC
0.680% due 10/11/16	165	165	Series 2010-1 Class A2
Asset Backed Securities Corp. Home			1.088% due 10/25/35 (Ê)(Þ)	500	491
Equity			Enterprise Fleet Financing LLC
Series 2005-HE5 Class M3			Series 2011-3 Class A2
0.645% due 06/25/35 (Ê)	1,050	902	1.620% due 05/20/17 (Þ)	329	330
Series 2006-HE5 Class A5			Exeter Automobile Receivables Trust
0.405% due 07/25/36 (Ê)	1,200	936	Series 2013-1A Class A
Bank of America Auto Trust			1.290% due 10/16/17 (Þ)	223	224
Series 2012-1 Class A3			Fannie Mae Grantor Trust
0.780% due 06/15/16	1,875	1,878	Series 2003-T4 Class 2A5
Bayview Financial Acquisition Trust			5.407% due 09/26/33	48	53
Series 2006-A Class 1A3			Federal Home Loan Mortgage Corp.
5.865% due 02/28/41	190	197	Structured Pass Through Securities
Brazos Higher Education Authority			Series 2000-30 Class A5
Series 2010-1 Class A2			7.791% due 12/25/30	33	33
1.438% due 02/25/35 (Ê)	500	508	Ford Credit Auto Lease Trust
Series 2011-2 Class A3			Series 2011-B Class A4
1.238% due 10/27/36 (Ê)	410	406	1.420% due 01/15/15	220	220
CCG Receivables Trust			Series 2012-A Class A3
Series 2013-1 Class A2			0.850% due 01/15/15	1,018	1,019
1.050% due 08/14/20 (Þ)	355	355	Ford Credit Auto Owner Trust
CFC LLC			Series 2012-A Class A3
			0.840% due 08/15/16	436	437

See accompanying notes which are an integral part of the financial statements.

80 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Gabs Dynegy Danskammer LLC			Series 2007-HE5 Class A2C
Class B			0.415% due 03/25/37 (Ê)	758	393
7.670% due 08/11/16(Ø)	700	—	Series 2007-HE5 Class A2D
Green Tree			0.505% due 03/25/37 (Ê)	762	399
Series 2008-MH1 Class A2			Motor PLC
8.970% due 04/25/38 (Þ)	708	765	Series 2012-12A Class A1C
Honda Auto Receivables Owner Trust			1.286% due 02/25/20 (Þ)	315	315
Series 2010-3 Class A4			Nissan Auto Lease Trust
0.940% due 12/21/16	696	696	Series 2012-A Class A3
Series 2011-3 Class A3			0.980% due 05/15/15	1,579	1,580
0.880% due 09/21/15	703	705	Nissan Auto Receivables Owner Trust
HSBC Home Equity Loan Trust			Series 2011-A Class A3
Series 2005-1 Class A			1.180% due 02/16/15	21	21
0.457% due 01/20/34 (Ê)	100	100	NOB Hill CLO, Ltd.
Hyundai Auto Receivables Trust			Series 2006-1A Class A1
Series 2011-B Class A3			0.491% due 08/15/18 (Ê)(Þ)	387	385
1.040% due 09/15/15	38	38	OHA Credit Partners VII, Ltd.
Series 2012-A Class A3			Series 2012-7A Class A
0.720% due 03/15/16	224	225	1.657% due 11/20/23 (Ê)(Þ)	450	448
JGWPT XXX LLC			Pacifica CDO V Corp.
Series 2013-3A Class A			Series 2006-5A Class A1
4.080% due 07/15/41 (Þ)	313	310	0.498% due 01/26/20 (Ê)(Þ)	165	164
JPMorgan Mortgage Acquisition Corp.			Popular ABS Mortgage Pass-Through
Series 2007-HE1 Class AF6			Trust
4.585% due 03/25/47	1,800	1,431	Series 2005-6 Class A3
Lafayette CLO I, Ltd.			4.600% due 01/25/36	85	78
Series 2012-1A Class A			Series 2006-C Class A4
1.642% due 09/06/22 (Ê)(Þ)	72	72	0.415% due 07/25/36 (Ê)	1,380	1,131
Landmark VII CDO, Ltd.			Series 2006-D Class A3
Series 2006-7A Class A1L			0.425% due 11/25/46 (Ê)	1,500	1,115
0.519% due 07/15/18 (Ê)(Þ)	183	182	Prestige Auto Receivables Trust
Lehman XS Trust			Series 2013-1A Class A2
Series 2006-9 Class A1B			1.090% due 02/15/18 (Þ)	281	282
0.325% due 05/25/46 (Ê)	149	118	RAMP Trust
Series 2006-13 Class 1A2			Series 2003-RS9 Class AI6A
0.335% due 09/25/36 (Ê)	140	112	6.110% due 10/25/33	328	329
Series 2006-19 Class A2			Series 2003-RS11 Class AI6A
0.335% due 12/25/36 (Ê)	142	112	5.980% due 12/25/33	109	108
Long Beach Mortgage Loan Trust			RASC Trust
Series 2004-4 Class 1A1			Series 2003-KS4 Class AIIB
0.725% due 10/25/34 (Ê)	5	4	0.745% due 06/25/33 (Ê)	25	19
Series 2004-4 Class M1			Red River CLO, Ltd.
1.065% due 10/25/34 (Ê)	1,200	1,127	Series 2006-1A Class A
Merrill Lynch First Franklin Mortgage			0.512% due 07/27/18 (Ê)(Þ)	446	437
Loan Trust			Renaissance Home Equity Loan Trust
Series 2007-1 Class A2B			Series 2005-2 Class AF4
0.335% due 04/25/37 (Ê)	118	66	4.934% due 08/25/35	85	82
Series 2007-4 Class 2A2			Series 2006-1 Class AF6
0.285% due 07/25/37 (Ê)	838	508	5.746% due 05/25/36	145	108
Montana Higher Education Student			Series 2007-1 Class AF2
Assistance Corp.			5.512% due 04/25/37	412	212
Series 2012-1 Class A3			Series 2007-2 Class AF2
1.217% due 07/20/43 (Ê)	650	647	5.675% due 06/25/37	124	66
Morgan Stanley ABS Capital I, Inc. Trust			Santander Drive Auto Receivables Trust

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 81

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-2 Class B			Series 2008-8 Class B
2.660% due 01/15/16	125	126	2.488% due 10/25/29 (Ê)	205	206
Series 2012-1 Class B			Series 2008-9 Class B
2.720% due 05/16/16	340	344	2.488% due 10/25/29 (Ê)	205	207
Series 2012-2 Class A2			Series 2012-7 Class A3
0.910% due 05/15/15	1	1	0.815% due 05/26/26 (Ê)	475	473
Series 2012-2 Class A3			Series 2013-4 Class A
1.220% due 12/15/15	575	576	0.715% due 06/25/27 (Ê)	452	451
Series 2012-2 Class B			Small Business Administration
2.090% due 08/15/16	430	434	Participation Certificates
Series 2013-1 Class B			Series 2005-20G Class 1
1.160% due 01/15/19	230	230	4.750% due 07/01/25	379	403
Series 2013-2 Class A2			Series 2013-20G Class 1
0.470% due 03/15/16	120	120	3.150% due 07/01/33	175	172
Series 2013-3 Class B			SMART Trust
1.190% due 05/15/18	595	592	Series 2011-2USA Class A4A
Series 2013-A Class A2			2.310% due 04/14/17 (Þ)	770	781
0.800% due 10/17/16 (Þ)	490	490	Series 2012-1USA Class A4A
SLM Private Education Loan Trust			2.010% due 12/14/17 (Þ)	310	313
Series 2010-A Class 2A			Series 2013-1US Class A4A
3.417% due 05/16/44 (Ê)(Þ)	933	989	1.050% due 10/14/18	305	302
Series 2012-B Class A2			Soundview Home Equity Loan Trust
3.480% due 10/15/30 (Þ)	580	606	Series 2005-1 Class M2
Series 2013-B Class A2A			0.915% due 04/25/35 (Ê)	661	652
1.850% due 06/17/30 (Þ)	1,250	1,205	Series 2005-OPT3 Class A4
SLM Student Loan Trust			0.465% due 11/25/35 (Ê)	216	213
Series 2003-11 Class A6			Washington Mutual Asset-Backed
0.993% due 12/15/25 (Ê)(Þ)	350	347	Certificates
Series 2004-8 Class B			Series 2006-HE2 Class A3
0.698% due 01/25/40 (Ê)	143	127	0.315% due 05/25/36 (Ê)	452	280
Series 2005-5 Class A2					48,148
0.318% due 10/25/21 (Ê)	38	38	Corporate Bonds and Notes - 10.5%
Series 2006-2 Class A6			21st Century Fox America, Inc.
0.408% due 01/25/41 (Ê)	570	497	8.250% due 10/17/96	20	24
Series 2006-8 Class A6			AbbVie, Inc.
0.398% due 01/25/41 (Ê)	570	497	0.998% due 11/06/15 (Ê)	400	404
Series 2007-6 Class B			Ally Financial, Inc.
1.088% due 04/27/43 (Ê)	205	180	4.625% due 06/26/15	400	416
Series 2008-2 Class B			Alterra USA Holdings, Ltd.
1.438% due 01/25/29 (Ê)	205	179	7.200% due 04/14/17 (Þ)	155	170
Series 2008-3 Class B			Altria Group, Inc.
1.438% due 04/25/29 (Ê)	205	183	10.200% due 02/06/39	127	198
Series 2008-4 Class A4			Amazon. com, Inc.
1.888% due 07/25/22 (Ê)	1,400	1,460	1.200% due 11/29/17	295	289
Series 2008-4 Class B			American Airlines Class A Pass Through
2.088% due 04/25/29 (Ê)	205	195	Trust
			4.950% due 01/15/23 (Þ)	475	495
Series 2008-5 Class B
2.088% due 07/25/29 (Ê)	205	201	Series 2013-1
			4.000% due 07/15/25 (Þ)	450	435
Series 2008-6 Class B
2.088% due 07/25/29 (Ê)	205	196	American International Group, Inc.
			4.875% due 09/15/16	440	483
Series 2008-7 Class A2			8.175% due 05/15/58	545	659
0.738% due 10/25/17 (Ê)	1,284	1,285
			Ameriprise Financial, Inc.
Series 2008-7 Class B			7.518% due 06/01/66	210	233
2.088% due 07/25/29 (Ê)	205	196

See accompanying notes which are an integral part of the financial statements.

82 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
AmerisourceBergen Corp.			4.587% due 12/15/15	700	748
5.875% due 09/15/15	155	168	5.850% due 08/02/16	220	245
Anheuser-Busch InBev Worldwide, Inc.			6.000% due 08/15/17	450	513
6.875% due 11/15/19	345	423	6.125% due 11/21/17	405	467
Arch Coal, Inc.			5.375% due 08/09/20	250	284
7.000% due 06/15/19	350	278
			3.500% due 05/15/23	775	722
Ashland, Inc.
4.750% due 08/15/22	590	561	CNH Capital LLC
			3.875% due 11/01/15	330	341
6.875% due 05/15/43	145	137
			Commonwealth Edison Co.
AT&T Corp.			5.800% due 03/15/18	290	333
8.000% due 11/15/31	175	233
			ConAgra Foods, Inc.
AT&T, Inc.			4.950% due 08/15/20	410	440
2.625% due 12/01/22	280	253
			Continental Airlines 2000-1 Class A-1
Bank of America Corp.			Pass Through Trust
4.500% due 04/01/15	400	418	Series 00A1
4.750% due 08/01/15	320	339	8.048% due 11/01/20	307	352
5.625% due 10/14/16	200	223	Continental Airlines Pass Through Trust
5.750% due 12/01/17	140	159	Series 071A
4.100% due 07/24/23	860	864	5.983% due 04/19/22	129	141
Bank of America NA			Series 09-1
0.709% due 11/14/16 (Ê)	1,700	1,703	9.000% due 07/08/16	201	229
Series BKNT			Series 991A Class A
0.523% due 06/15/16 (Ê)	600	594	6.545% due 02/02/19	153	167
5.300% due 03/15/17	200	220	Coventry Health Care, Inc.
6.100% due 06/15/17	775	874	5.450% due 06/15/21	415	462
Bank of New York Mellon Corp.			Crown Castle Towers LLC
2.100% due 01/15/19	385	382	3.214% due 08/15/15 (Þ)	130	133
Barrick NA Finance LLC			CVS Caremark Corp.
5.750% due 05/01/43	385	346	3.250% due 05/18/15	295	305
Bear Stearns Cos. LLC (The)			Daimler Finance NA LLC
5.550% due 01/22/17	330	368	0.843% due 01/09/15 (Ê)(Þ)	400	401
7.250% due 02/01/18	195	233	1.300% due 07/31/15 (Þ)	1,300	1,308
Burlington Northern Santa Fe LLC			Delta Air Lines Pass Through Trust
6.875% due 12/01/27	25	30	Series 2002-1 Class G-1
6.750% due 03/15/29	10	11	6.718% due 01/02/23	108	120
Carlyle Holdings II Finance LLC			DIRECTV Holdings LLC / DIRECTV
5.625% due 03/30/43 (Þ)	500	492	Financing Co. , Inc.
			5.000% due 03/01/21	420	441
Cellco Partnership / Verizon Wireless
Capital LLC			Discover Financial Services
8.500% due 11/15/18	455	576	5.200% due 04/27/22	260	271
CenterPoint Energy Resources Corp.			Duke Energy Progress, Inc.
6.125% due 11/01/17	50	57	4.100% due 03/15/43	310	286
Chase Capital III			El Paso Natural Gas Co. LLC
Series C			7.500% due 11/15/26	100	121
0.789% due 03/01/27 (Ê)	295	240	Energy Transfer Partners, LP
Chevron Corp.			6.050% due 06/01/41	205	210
3.191% due 06/24/23	325	312	3.259% due 11/01/66 (Ê)	1,380	1,256
CHS/Community Health Systems, Inc.			Enterprise Products Operating LLC
8.000% due 11/15/19	180	195	5.250% due 01/31/20	540	602
CIT Group, Inc.			Series B
6.625% due 04/01/18 (Þ)	390	438	7.034% due 01/15/68	370	409
Citigroup, Inc.			Express Scripts Holding Co.
4.700% due 05/29/15	50	53	3.500% due 11/15/16	410	433
2.250% due 08/07/15	1,295	1,322	Farmers Exchange Capital

			See accompanying notes which are an integral part of the financial statements.
				Core Bond Fund 83

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
7.200% due 07/15/48 (Þ)	300	343	4.650% due 12/09/21	615	633
Farmers Exchange Capital II			Historic TW, Inc.
6.151% due 11/01/53 (Þ)	975	998	8.050% due 01/15/16	195	221
First Data Corp.			Hospira, Inc.
8.250% due 01/15/21 (Þ)	585	622	5.800% due 08/12/23	465	480
Ford Motor Credit Co. LLC			HSBC Finance Corp.
7.000% due 04/15/15	600	646	5.500% due 01/19/16	1,900	2,059
2.750% due 05/15/15	200	205	HSBC USA, Inc.
FPL Energy Wind Funding LLC			2.375% due 02/13/15	235	240
6.876% due 06/27/17 (Þ)	68	65	Humana, Inc.
Freeport-McMoRan Copper & Gold, Inc.			6.450% due 06/01/16	160	179
3.100% due 03/15/20	340	330	8.150% due 06/15/38	285	377
General Electric Capital Corp.			Indiantown Cogeneration, LP
4.375% due 09/16/20	300	325	Series A-10
Series A			9.770% due 12/15/20	177	192
7.125% due 06/15/49 (Æ)(ƒ)	520	581	International Lease Finance Corp.
Series GMTN			4.875% due 04/01/15	350	362
5.625% due 05/01/18	230	264	6.750% due 09/01/16 (Þ)	100	112
6.875% due 01/10/39	350	450	3.875% due 04/15/18	210	211
General Electric Co.			IPALCO Enterprises, Inc.
5.250% due 12/06/17	340	385	5.000% due 05/01/18	500	524
General Motors Co.			JetBlue Airways Pass Through Trust
4.875% due 10/02/23 (Þ)	1,065	1,078	Series 04-2 Class G-2
6.250% due 10/02/43 (Þ)	275	286	0.691% due 11/15/16 (Ê)	750	722
Genworth Holdings, Inc.			JPMorgan Chase & Co.
6.150% due 11/15/66	365	323	4.250% due 10/15/20	300	318
Georgia-Pacific LLC			Series GMTN
8.875% due 05/15/31	270	375	0.857% due 02/26/16 (Ê)	1,400	1,406
Glencore Funding LLC			JPMorgan Chase Bank NA
2.500% due 01/15/19 (Þ)	405	392	Series BKNT
Goldman Sachs Group, Inc. (The)			5.875% due 06/13/16	70	78
6.150% due 04/01/18	400	459	6.000% due 10/01/17	945	1,082
5.750% due 01/24/22	265	298	JPMorgan Chase Capital XIII
6.750% due 10/01/37	535	595	Series M
Series D			1.197% due 09/30/34 (Ê)	480	382
6.000% due 06/15/20	150	172	JPMorgan Chase Capital XXI
			Series U
Series GMTN			1.192% due 02/02/37 (Ê)	335	248
7.500% due 02/15/19	300	365
			JPMorgan Chase Capital XXIII
Great Plains Energy, Inc.			1.241% due 05/15/47 (Ê)	545	392
5.292% due 06/15/22	380	408
			Life Technologies Corp.
HCA, Inc.			6.000% due 03/01/20	330	379
7.250% due 09/15/20	496	541
			Lorillard Tobacco Co.
4.750% due 05/01/23	205	193	8.125% due 06/23/19	575	700
HCP, Inc.			Manufacturers & Traders Trust Co.
2.625% due 02/01/20	625	596	5.585% due 12/28/20	84	86
5.375% due 02/01/21	400	435	Merrill Lynch & Co. , Inc.
Health Care REIT, Inc.			Series GMTN
4.950% due 01/15/21	365	386	6.400% due 08/28/17	200	231
5.250% due 01/15/22	200	213	MetLife, Inc.
6.500% due 03/15/41	140	155	5.700% due 06/15/35	315	344
Healthcare Realty Trust, Inc.			10.750% due 08/01/39	570	841
6.500% due 01/17/17	700	785	Metropolitan Life Global Funding I
Hewlett-Packard Co.			1.875% due 06/22/18 (Þ)	750	736

See accompanying notes which are an integral part of the financial statements.

84 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Mirant Mid Atlantic Pass Through Trust			Samsung Electronics America, Inc.
Series B			1.750% due 04/10/17 (Þ)	635	631
9.125% due 06/30/17	268	286	Simon Property Group, LP
Monongahela Power Co.			10.350% due 04/01/19	160	217
4.100% due 04/15/24 (Þ)	235	235	SL Green Realty Corp. / SL Green
5.400% due 12/15/43 (Þ)	255	265	Operating Partnership / Reckson
Morgan Stanley			Operating Partnership
0.724% due 10/15/15 (Ê)	180	180	7.750% due 03/15/20	325	382
5.550% due 04/27/17	425	474	SLM Corp.
6.250% due 08/28/17	500	572	6.250% due 01/25/16	1,800	1,944
5.625% due 09/23/19	275	313	South Carolina Electric & Gas Co.
			6.500% due 11/01/18	150	179
5.000% due 11/24/25	435	436	Springleaf Finance Corp.
Series GMTN			6.900% due 12/15/17	300	328
5.450% due 01/09/17	225	250	Series MTNI
National City Bank			5.400% due 12/01/15	700	728
Series BKNT
0.612% due 06/07/17 (Ê)	500	494	Sprint Capital Corp.
			8.750% due 03/15/32	995	1,067
Nationwide Mutual Insurance Company
5.810% due 12/15/24 (Þ)	500	506	Tennessee Gas Pipeline Co. LLC
			8.000% due 02/01/16	200	226
Nisource Finance Corp.
6.400% due 03/15/18	145	167	8.375% due 06/15/32	460	593
Nomura Holdings Inc.			Time Warner Cable, Inc.
2.000% due 09/13/16	575	580	8.250% due 04/01/19	425	498
NVR, Inc.			5.000% due 02/01/20	120	122
3.950% due 09/15/22	380	359	Time Warner, Inc.
Oncor Electric Delivery Co. LLC			5.875% due 11/15/16	400	451
6.800% due 09/01/18	550	646	UAL Pass Through Trust
Panhandle Eastern Pipe Line Co. , LP			Series 09-1
8.125% due 06/01/19	450	540	10.400% due 11/01/16	46	52
Petrohawk Energy Corp.			UnitedHealth Group, Inc.
7.250% due 08/15/18	230	248	6.000% due 06/15/17	3	3
Plains Exploration & Production Co.			Ventas Realty, LP / Ventas Capital Corp.
6.875% due 02/15/23	355	396	2.000% due 02/15/18	200	197
Progress Energy, Inc.			Verizon Communications, Inc.
5.625% due 01/15/16	40	44	2.500% due 09/15/16	100	103
Prudential Holdings LLC			1.993% due 09/14/18 (Ê)	100	105
8.695% due 12/18/23 (Þ)	526	668	3.650% due 09/14/18	300	318
Public Service Co. of Colorado			5.150% due 09/15/23	1,900	2,040
2.500% due 03/15/23	195	178	6.550% due 09/15/43	370	433
Public Service Co. of New Mexico			Wachovia Capital Trust III
7.950% due 05/15/18	260	309	5.570% due 03/29/49 (Ê)(ƒ)	415	380
QVC, Inc.			WEA Finance LLC / WT Finance
7.500% due 10/01/19 (Þ)	260	280	Australia Pty, Ltd.
4.375% due 03/15/23	365	341	6.750% due 09/02/19 (Þ)	95	113
ROC Finance LLC / ROC Finance 1			Wells Fargo & Co.
Corp.			2.150% due 01/15/19	255	254
12.125% due 09/01/18 (Þ)	340	349	4.125% due 08/15/23	800	789
Rock Tenn Co.			Williams Cos. , Inc. (The)
4.000% due 03/01/23	425	406	7.875% due 09/01/21	161	186
Rockwood Specialties Group, Inc.			7.750% due 06/15/31	108	116
4.625% due 10/15/20	200	204	Williams Partners, LP
Sabine Pass LNG, LP			4.125% due 11/15/20	395	405
7.500% due 11/30/16	175	198	5.800% due 11/15/43	270	276
7.500% due 11/30/16 (Þ)	380	416

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 85

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Williams Partners, LP / Williams			3.000% due 05/09/23		600	536
Partners Finance Corp.			Cooperatieve Centrale Raiffeisen-
7.250% due 02/01/17	235	271	Boerenleenbank BA
ZFS Finance USA Trust II			3.950% due 11/09/22		577	559
6.450% due 12/15/65 (Þ)	550	587	4.625% due 12/01/23		670	675
ZFS Finance USA Trust V			Credit Suisse
6.500% due 05/09/37 (Þ)	750	797	6.000% due 02/15/18		770	892
		79,983	DP World, Ltd.
International Debt - 5.4%			6.850% due 07/02/37 (Þ)		330	324
ABN AMRO Bank NV			Duane Street CLO III, Ltd.
1.036% due 10/28/16 (Ê)(Þ)	300	300	Series 2006-3A Class A1
Ainsworth Lumber Co. , Ltd.			0.496% due 01/11/21 (Ê)(Þ)		484	481
7.500% due 12/15/17 (Þ)	205	220	Eksportfinans ASA
America Movil SAB de CV			2.375% due 05/25/16		225	221
3.125% due 07/16/22	175	162	Enel Finance International NV
ArcelorMittal			6.000% due 10/07/39 (Þ)		275	264
5.000% due 02/25/17	350	375	Enel SpA
AWAS Aviation Capital, Ltd.			8.750% due 09/24/73 (Þ)		460	500
7.000% due 10/17/16 (Þ)	260	269	Export-Import Bank of Korea
Baidu, Inc.			5.875% due 01/14/15		700	736
3.250% due 08/06/18	400	404	Fomento Economico Mexicano SAB de
Banco Nacional de Costa Rica			CV
4.875% due 11/01/18 (Þ)	165	162	4.375% due 05/10/43		204	168
Banco Nacional de Desenvolvimento			Government of the Cayman Islands
Economico e Social			5.950% due 11/24/19 (Þ)		230	255
3.375% due 09/26/16 (Þ)	620	626	HBOS PLC
Bank of Montreal			Series GMTN
2.850% due 06/09/15 (Þ)	100	103	6.750% due 05/21/18 (Þ)		825	934
Barrick Gold Corp.			HSBC Bank PLC
4.100% due 05/01/23	910	822	3.100% due 05/24/16 (Þ)		800	838
BBVA Bancomer SA			Hutchison Whampoa International 11,
6.500% due 03/10/21 (Þ)	200	211	Ltd.
BBVA US Senior SAU			4.625% due 01/13/22 (Þ)		375	383
4.664% due 10/09/15	450	473	Indian Oil Corp. , Ltd.
BHP Billiton Finance USA, Ltd.			4.750% due 01/22/15		400	410
3.850% due 09/30/23	320	321	ING Bank NV
5.000% due 09/30/43	835	849	5.800% due 09/25/23 (Þ)		560	586
BP Capital Markets PLC			Intesa Sanpaolo SpA
3.245% due 05/06/22	415	402	3.125% due 01/15/16		630	642
BPCE SA			IPIC GMTN, Ltd.
2.500% due 12/10/18	350	348	5.500% due 03/01/22 (Þ)		125	136
Brazil Minas SPE via State of Minas			Itau Unibanco Holding SA
Gerais			5.500% due 08/06/22 (Þ)		700	667
5.333% due 02/15/28 (Þ)	200	186	JPMorgan Chase & Co.
Caisse Centrale Desjardins			Series MPLE
2.650% due 09/16/15 (Þ)	410	423	2.920% due 09/19/17 (Þ)	CAD	605	573
Canadian Oil Sands, Ltd.			Kommunalbanken AS
6.000% due 04/01/42 (Þ)	190	194	1.125% due 05/23/18 (Þ)		1,020	992
CDP Financial, Inc.			Korea East-West Power Co. , Ltd.
5.600% due 11/25/39 (Þ)	265	296	2.500% due 07/16/17 (Þ)		200	200
Cent CLO 19, Ltd.			Korea Electric Power Corp.
Series 2013-19A Class A1A			5.125% due 04/23/34 (Þ)		60	58
1.567% due 10/29/25 (Ê)(Þ)	598	592	Korea Finance Corp.
CNOOC Finance 2013, Ltd.			2.875% due 08/22/18		220	221
			Lloyds Banking Group PLC
See accompanying notes which are an integral part of the financial statements.
86 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.657% due 12/31/49 (ƒ)(Þ)	675	651	0.699% due 11/08/18 (Ê)	1,100	1,106
LyondellBasell Industries NV			Suncor Energy, Inc.
5.000% due 04/15/19	780	866	5.950% due 12/01/34	320	348
Majapahit Holding BV			Sydney Airport Finance Co. Pty, Ltd.
Series REGS			3.900% due 03/22/23 (Þ)	640	607
7.750% due 10/17/16	100	110	Talisman Energy, Inc.
Marfrig Holding Europe BV			7.750% due 06/01/19	375	449
8.375% due 05/09/18 (Þ)	500	465	Telefonos de Mexico SAB de CV
Nexen Energy ULC			5.500% due 01/27/15	360	375
7.500% due 07/30/39	320	408	Teva Pharmaceutical Finance Co. BV
Nokia OYJ			Series 2
6.625% due 05/15/39	280	275	3.650% due 11/10/21	550	539
OHA Credit Partners IX, Ltd.			Thomson Reuters Corp.
Series 2013-9A Class A1			4.300% due 11/23/23	290	291
1.629% due 10/20/25 (Ê)(Þ)	559	557	Total Capital Canada, Ltd.
Oi SA			0.624% due 01/15/16 (Ê)	1,500	1,509
5.750% due 02/10/22 (Þ)	395	363	Total Capital SA
Petrobras Global Finance BV			2.125% due 08/10/18	510	512
5.625% due 05/20/43	280	229	4.450% due 06/24/20	260	283
Petrobras International Finance Co.			Trade Maps, Ltd.
3.875% due 01/27/16	400	412	Series 2013-1A Class A
7.875% due 03/15/19	800	906	0.870% due 12/10/18 (Ê)(Þ)	640	641
5.750% due 01/20/20	695	715	Transocean, Inc.
Petroleos Mexicanos			6.375% due 12/15/21	560	629
4.875% due 01/18/24	120	120	Turkiye Garanti Bankasi AS
5.500% due 06/27/44	250	228	2.742% due 04/20/16 (Ê)(Þ)	200	194
Province of Quebec Canada			Tyco Electronics Group SA
3.500% due 07/29/20	200	208	6.550% due 10/01/17	240	275
Rabobank Nederland			Vale Overseas, Ltd.
11.000% due 06/29/49 (ƒ)(Þ)	452	598	8.250% due 01/17/34	160	184
Ras Laffan Liquefied Natural Gas Co. ,			Validus Holdings, Ltd.
Ltd. III			8.875% due 01/26/40	240	317
Series REGS			VimpelCom Holdings BV
6.750% due 09/30/19	300	353	7.504% due 03/01/22 (Þ)	420	439
Rio Tinto Finance USA PLC			Vnesheconombank Via VEB Finance
1.375% due 06/17/16	365	371	PLC
2.250% due 12/14/18	435	433	6.902% due 07/09/20 (Þ)	360	397
Royal Bank of Scotland Group PLC			Volvo Treasury AB
6.000% due 12/19/23	385	388	5.950% due 04/01/15 (Þ)	385	407
6.990% due 10/29/49 (ƒ)(Þ)	300	320	Weatherford International, Ltd.
Series 1			5.125% due 09/15/20	280	301
9.118% due 03/31/49 (ƒ)	300	302	Willis Group Holdings PLC
Saudi Electricity Global Sukuk Co. 2			4.125% due 03/15/16	210	220
5.060% due 04/08/43 (Þ)	500	450			40,943
Seagate HDD Cayman			Loan Agreements - 0.2%
4.750% due 06/01/23 (Þ)	455	425	HCA, Inc. Term Loan B4
Sirius International Group, Ltd.			2.945% due 05/01/18 (Ê)	506	506
7.506% due 05/29/49 (ƒ)(Þ)	365	376	MacDermid, Inc. Term Loan B
SMART Trust			Zero coupon due 06/07/20 (Ê)	617	621
Series 2011-2USA Class A3A			Valeant Pharmaceuticals International,
1.540% due 03/14/15 (Þ)	368	368	Inc. 1st Lien Term Loan B
Series 2012-4US Class A2A			1.000% due 08/05/20 (Ê)	397	399
0.670% due 06/14/15	34	34			1,526
Statoil ASA			Mortgage-Backed Securities - 27.7%

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 87

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Adjustable Rate Mortgage Trust			Series 2004-5 Class 2A
Series 2007-1 Class 1A1			3.174% due 07/25/34 (Ê)	567	562
2.824% due 03/25/37 (Ê)	802	620	Series 2004-9 Class 22A1
American Home Mortgage Investment			3.082% due 11/25/34 (Ê)	28	28
Trust			Series 2005-2 Class A1
Series 2004-4 Class 4A			2.600% due 03/25/35 (Ê)	420	423
2.355% due 02/25/45 (Ê)	51	50	Series 2007-3 Class 1A1
Series 2007-1 Class GA1C			2.861% due 05/25/47 (Ê)	173	144
0.355% due 05/25/47 (Ê)	769	547	Bear Stearns Alt-A Trust
Series 2007-4 Class A2			Series 2005-4 Class 23A1
0.355% due 08/25/37 (Ê)	235	215	2.649% due 05/25/35 (Ê)	132	124
Aventura Mall Trust			Series 2005-7 Class 22A1
Series 2013-AVM Class A			2.708% due 09/25/35 (Ê)	312	272
3.743% due 12/05/32 (Þ)	335	344	Series 2005-10 Class 24A1
Banc of America Funding Corp.			2.328% due 01/25/36 (Ê)	272	192
Series 2006-3 Class 5A8			Series 2006-1 Class 21A2
5.500% due 03/25/36	250	239	2.481% due 02/25/36 (Ê)	347	231
Series 2006-G Class 2A3			Bear Stearns ARM Trust 2003-1
0.337% due 07/20/36 (Ê)	263	261	Series 2003-1 Class 6A1
Series 2006-I Class 5A1			2.572% due 04/25/33 (Ê)	14	15
5.694% due 10/20/46 (Ê)	684	611	Bear Stearns ARM Trust 2003-8
Series 2007-4 Class 3A1			Series 2003-8 Class 4A1
0.535% due 06/25/37 (Ê)	867	680	2.786% due 01/25/34 (Ê)	55	55
Banc of America Funding Trust			Bear Stearns Commercial Mortgage
Series 2006-3 Class 5A3			Securities
5.500% due 03/25/36	834	790	Series 2004-PWR3 Class A4
Banc of America Merrill Lynch			4.715% due 02/11/41	120	120
Commercial Mortgage, Inc.			Series 2006-T22 Class A4
Series 2003-2 Class D			5.579% due 04/12/38	505	546
5.345% due 03/11/41	235	240	BNPP Mortgage Securities LLC
Series 2006-2 Class A4			Series 2009-1 Class A1
5.734% due 05/10/45	200	218	6.000% due 08/27/37 (Þ)	207	217
Series 2008-1 Class A4			Citicorp Mortgage Securities, Inc.
6.207% due 02/10/51	580	662	Series 2006-3 Class 1A9
Banc of America Mortgage Securities,			5.750% due 06/25/36	183	188
Inc.			Citigroup Commercial Mortgage Trust
Series 2004-1 Class 5A1			Series 2004-C1 Class E
6.500% due 09/25/33	3	3	5.383% due 04/15/40	155	157
Series 2004-11 Class 2A1			Series 2006-C5 Class A4
5.750% due 01/25/35	76	78	5.431% due 10/15/49	135	147
Series 2005-H Class 2A5			Series 2009-RR1 Class MA4A
2.774% due 09/25/35 (Ê)	166	155	5.485% due 03/17/51 (Þ)	300	331
Bayview Commercial Asset Trust			Series 2013-GC17 Class A4
Series 2005-3A Class A1			4.131% due 11/10/46	175	177
0.485% due 11/25/35 (Ê)(Þ)	384	329	Citigroup Mortgage Loan Trust, Inc.
Series 2008-4 Class A2			Series 2005-11 Class A2A
2.665% due 07/25/38 (Ê)(Þ)	294	292	2.510% due 10/25/35 (Ê)	29	29
BCAP LLC Trust			Series 2006-AR7 Class 1A4A
Series 2011-R11 Class 15A1			2.726% due 11/25/36 (Ê)	344	282
2.640% due 10/26/33 (Ê)(Þ)	445	456	Series 2007-10 Class 2A3A
Series 2011-RR4 Class 7A2			5.637% due 09/25/37 (Ê)	364	305
12.533% due 04/26/37 (Þ)	326	94	Series 2007-10 Class 2A4A
Bear Stearns Adjustable Rate Mortgage			5.996% due 09/25/37 (Ê)	206	181
Trust

See accompanying notes which are an integral part of the financial statements.

88 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-AR8 Class 2A1A			Series 2004-C5 Class B
2.754% due 07/25/37 (Ê)	438	365	4.929% due 11/15/37	350	357
Commercial Mortgage Asset Trust			Series 2005-9 Class 2A1
Series 1999-C1 Class D			5.500% due 10/25/35	208	200
7.084% due 01/17/32	35	35	Series 2005-C2 Class A3
Series 2001-J2A Class E			4.691% due 04/15/37	156	158
6.922% due 07/16/34 (Þ)	200	230	Credit Suisse Mortgage Capital
Commercial Mortgage Pass Through			Certificates
Certificates			Series 2007-2 Class 3A4
Series 2007-FL14 Class AJ			5.500% due 03/25/37	783	738
0.347% due 06/15/22 (Ê)(Þ)	632	625	CSMC
Series 2013-CR6 Class A4			Series 2011-4R Class 5A1
3.101% due 03/10/46	295	280	2.274% due 05/27/36 (Þ)	289	265
Commercial Mortgage Trust			DBRR Trust
Series 2005-GG3 Class A4			Series 2011-LC2 Class A4A
4.799% due 08/10/42	100	103	4.537% due 07/12/44 (Þ)	340	358
Commercial Mortgage Trust			Series 2012-EZ1 Class B
Series 2013-CR11 Class A4			1.393% due 09/25/45 (Þ)	210	210
4.258% due 10/10/46	350	360	DBUBS Mortgage Trust
Countrywide Alternative Loan Trust			Series 2011-LC2A Class A2
Series 2005-81 Class A1			3.386% due 07/10/44 (Þ)	900	939
0.445% due 02/25/37 (Ê)	252	189	Deutsche ALT-A Securities, Inc.
Series 2005-48T1 Class A6			Alternate Loan Trust
5.500% due 11/25/35	698	598	Series 2005-AR1 Class 2A3
Series 2006-36T2 Class 1A9			1.788% due 08/25/35 (Ê)	393	300
1.065% due 12/25/36 (Ê)	185	118	Series 2007-OA1 Class A1
Series 2006-45T1 Class 2A2			0.315% due 02/25/47 (Ê)	1,695	1,183
6.000% due 02/25/37	670	522	Extended Stay America Trust
Countrywide Home Loan Mortgage Pass			Series 2013-ESFL Class CFL
Through Trust			1.668% due 12/05/31 (Ê)(Þ)	100	100
Series 2004-22 Class A3			Series 2013-ESH7 Class A27
2.504% due 11/25/34 (Ê)	97	89	2.958% due 12/05/31 (Þ)	325	315
Series 2004-HYB9 Class 1A1			Series 2013-ESH7 Class B7
2.526% due 02/20/35 (Ê)	157	149	3.604% due 12/05/31 (Þ)	100	98
Series 2005-3 Class 1A2			Fannie Mae
0.455% due 04/25/35 (Ê)	18	15	2.634% due 2017(Ê)	11	11
Series 2005-HYB9 Class 3A2A			6.000% due 2017	6	6
2.417% due 02/20/36 (Ê)	32	28	3.584% due 2020	568	595
Series 2007-2 Class A2			3.632% due 2020	757	787
6.000% due 03/25/37	1,394	1,254	3.665% due 2020	787	827
			3.763% due 2020	766	803
Series 2007-4 Class 1A10			4.250% due 2020	759	820
6.000% due 05/25/37	1,281	1,062	5.500% due 2020	37	40
Series 2007-HY5 Class 1A1			3.890% due 2021	200	211
2.842% due 09/25/47 (Ê)	1,138	936	4.302% due 2021	795	863
Credit Suisse Commercial Mortgage			5.500% due 2021	58	61
Trust			3.017% due 2022	294	291
Series 2006-C5 Class A1A			5.500% due 2022	127	136
5.297% due 12/15/39	1,205	1,295	2.460% due 2023	938	880
Series 2007-C1 Class A3			4.000% due 2025	722	766
5.383% due 02/15/40	97	105	4.500% due 2025	1,100	1,186
Credit Suisse First Boston Mortgage			3.500% due 2026	2,821	2,956
Securities Corp.			4.000% due 2026	777	824
Series 2003-C5 Class D			6.000% due 2026	136	151
5.116% due 12/15/36	176	177	2.870% due 2027	100	87
			3.000% due 2027	2,547	2,602

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 89

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.000% due 2027	84	93	Series 2006-369 Class 8
5.500% due 2028	45	50	Interest Only STRIP
6.000% due 2028	7	8	5.500% due 04/01/36	31	6
3.000% due 2032	1,884	1,856	Fannie Mae Grantor Trust
3.500% due 2032	578	589	Series 2001-T4 Class A1
6.000% due 2032	102	114	7.500% due 07/25/41	321	380
6.150% due 2032(Ê)	106	115	Fannie Mae REMICS
3.000% due 2033	3,920	3,863	Series 1999-56 Class Z
3.500% due 2033	1,819	1,857	7.000% due 12/18/29	31	35
5.000% due 2033	24	26	Series 2003-32 Class FH
5.500% due 2033	191	210	0.565% due 11/25/22 (Ê)	10	10
6.000% due 2033	5	5
6.150% due 2033(Ê)	81	87	Series 2003-35 Class FY
5.000% due 2034	288	312	0.565% due 05/25/18 (Ê)	62	63
5.500% due 2034	344	380	Series 2003-W1 Class 1A1
4.500% due 2035	14	15	5.963% due 12/25/42	21	23
5.500% due 2035	195	215	Series 2004-W2 Class 2A2
3.386% due 2036(Ê)	158	164	7.000% due 02/25/44	247	287
5.500% due 2036	619	680	Series 2005-110 Class MB
6.000% due 2036	1,462	1,625	5.500% due 09/25/35	81	87
5.500% due 2037	909	994	Series 2006-27 Class SH
6.000% due 2037	368	408	Interest Only STRIP
5.500% due 2038	3,810	4,189	6.535% due 04/25/36 (Ê)	1,442	219
4.000% due 2040	658	680
4.500% due 2040	534	566	Series 2007-30 Class AF
5.500% due 2040	197	217	0.475% due 04/25/37 (Ê)	47	47
6.000% due 2040	638	706	Series 2009-39 Class LB
4.000% due 2041	1,880	1,939	4.500% due 06/25/29	405	429
4.500% due 2041	17	18	Series 2009-96 Class DB
5.500% due 2041	88	97	4.000% due 11/25/29	541	566
6.000% due 2041	687	761	Series 2010-95 Class S
15 Year TBA(Ï)			Interest Only STRIP
2.500%	3,530	3,493	6.435% due 09/25/40 (Ê)	1,426	270
3.000%	8,540	8,715	Series 2012-55 Class PC
3.500%	3,940	4,121	3.500% due 05/25/42	700	685
30 Year TBA(Ï) %			Fannie Mae-Aces
3.000%	5,045	4,789	Series 2006-M2 Class A2F
3.500%	11,580	11,503	5.259% due 05/25/20	170	190
4.000%	38,105	39,830	Series 2011-M1 Class A3
4.500%	1,000	1,056	3.763% due 06/25/21	875	908
			Series 2012-M12 Class 1A
5.000%	2,000	2,166	2.840% due 08/25/22	950	928
5.500%	1,785	1,963	Series 2012-M15 Class A
6.000%	1,700	1,886	2.656% due 10/25/22	952	910
Series 2003-343 Class 6			FDIC Trust
Interest Only STRIP			Series 2010-R1 Class A
5.000% due 10/01/33	59	11	2.184% due 05/25/50 (Þ)	1,143	1,151
Series 2003-345 Class 18			Series 2011-R1 Class A
Interest Only STRIP			2.672% due 07/25/26 (Þ)	486	501
4.500% due 12/01/18	99	7	Federal Home Loan Mortgage Corp.
Series 2003-345 Class 19			Multifamily Structured Pass Through
Interest Only STRIP			Certificates
4.500% due 01/01/19	108	8	Series 2011-K014 Class X1
Series 2005-365 Class 12			Interest Only STRIP
Interest Only STRIP			1.259% due 04/25/21	1,261	92
5.500% due 12/01/35	196	34

See accompanying notes which are an integral part of the financial statements.
90 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-K702 Class X1			Series 2010-3640 Class JA
Interest Only STRIP			1.500% due 03/15/15	174	175
1.543% due 02/25/18	6,860	382	Series 2010-3653 Class B
Series 2012-K020 Class A2			4.500% due 04/15/30	490	520
Interest Only STRIP			Series 2010-3704 Class DC
2.373% due 05/25/22	925	863	4.000% due 11/15/36	426	451
Series 2012-K020 Class X1			Series 2011-3901 Class LA
Interest Only STRIP			4.000% due 06/15/38	230	235
1.473% due 05/25/22	2,374	223	Series 2012-4010 Class KM
Series 2012-K501 Class X1A			3.000% due 01/15/42	459	450
Interest Only STRIP			FREMF Mortgage Trust
1.751% due 08/25/16	4,753	148	Series 2010-K7 Class B
Series 2013-K024 Class X1			5.436% due 04/25/20 (Þ)	510	544
Interest Only STRIP			Series 2012-K705 Class B
0.903% due 09/25/22	2,780	166	4.163% due 09/25/44 (Þ)	217	222
			Series 2013-K35 Class B
Series 2013-K025 Class A1			3.947% due 08/25/23 (Þ)	145	133
1.875% due 04/25/22	245	241
			GE Business Loan Trust
Federal Home Loan Mortgage Corp.			Series 2003-2A Class A
Structured Pass Through Securities
Series 2003-56 Class A5			0.537% due 11/15/31 (Ê)(Þ)	358	342
5.231% due 05/25/43	354	380	Ginnie Mae I
			3.000% due 2027	524	538
Series 2005-63 Class 1A1			5.000% due 2039	950	1,031
1.342% due 02/25/45 (Ê)	16	16	4.564% due 2062	1,206	1,318
First Horizon Asset Securities, Inc.
Series 2005-AR4 Class 2A1			Ginnie Mae II
			1.625% due 2026(Ê)	74	77
2.583% due 10/25/35 (Ê)	783	679	1.625% due 2027(Ê)	6	6
First Horizon Mortgage Pass-Through			1.625% due 2032(Ê)	30	31
Trust			3.500% due 2040(Ê)	993	1,050
Series 2006-2 Class 1A3			4.000% due 2040(Ê)	373	394
6.000% due 08/25/36	807	805	4.502% due 2061	403	435
Freddie Mac			4.700% due 2061	297	325
6.000% due 2016	3	3	4.810% due 2061	1,153	1,260
2.533% due 2030(Ê)	1	1	5.245% due 2061	688	768
5.500% due 2037	352	377	4.652% due 2063	118	128
5.500% due 2038	1,675	1,864	4.661% due 2063	43	47
6.000% due 2038	331	369	4.732% due 2063	219	240
4.500% due 2039	1,815	1,941	30 Year TBA(Ï)
4.000% due 2041	2,711	2,801	3.000%	1,895	1,831
4.500% due 2041	695	741
3.000% due 2042	358	339	3.500%	1,490	1,503
3.500% due 2043	978	973	GMAC Commercial Mortgage Securities,
Freddie Mac Reference REMIC			Inc.
Series 2006-R006 Class ZA			Series 2004-C3 Class A4
6.000% due 04/15/36	268	292	4.547% due 12/10/41	69	70
Freddie Mac REMICS			GMAC Mortgage Corp. Loan Trust
Series 2000-2266 Class F			Series 2005-AR2 Class 4A
0.617% due 11/15/30 (Ê)	5	5	4.737% due 05/25/35 (Ê)	232	226
Series 2003-2624 Class QH			Government National Mortgage
			Association
5.000% due 06/15/33	272	290	Series 2007-12 Class C
Series 2007-3335 Class BF			5.278% due 04/16/41	340	364
0.317% due 07/15/19 (Ê)	43	43	Series 2007-26 Class SD
Series 2007-3335 Class FT			Interest Only STRIP
0.317% due 08/15/19 (Ê)	103	102	6.633% due 05/16/37 (Ê)	1,404	231
Series 2009-3569 Class NY
5.000% due 08/15/39	1,400	1,505

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 91

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-74 Class IO			HarborView Mortgage Loan Trust
Interest Only STRIP			Series 2005-4 Class 3A1
0.459% due 03/16/50	2,338	68	2.746% due 07/19/35 (Ê)	88	75
Series 2010-116 Class MP			Hilton USA Trust
3.500% due 09/16/40	1,381	1,446	Series 2013-HLT Class CFX
Series 2010-124 Class C			3.714% due 11/05/30 (Þ)	350	350
3.392% due 03/16/45	75	78	IndyMac Index Mortgage Loan Trust
Series 2010-H03 Class HI			Series 2005-AR31 Class 1A1
Interest Only STRIP			2.326% due 01/25/36 (Ê)	469	366
1.471% due 03/20/60	21,079	1,164	Series 2006-AR41 Class A3
			0.345% due 02/25/37 (Ê)	942	658
Series 2010-H04 Class BI
Interest Only STRIP			Irvine Core Office Trust
			Series 2013-IRV Class A1
1.386% due 04/20/60	1,519	91	2.068% due 05/15/48 (Þ)	219	211
Series 2010-H12 Class PT			JPMBB Commercial Mortgage Securities
5.470% due 11/20/59	660	708	Series 2013-C15 Class A4
Series 2010-H22 Class JI			4.096% due 11/15/45	390	397
Interest Only STRIP			JPMorgan Alternative Loan Trust
2.497% due 11/20/60	2,463	260	Series 2006-A2 Class 3A1
Series 2011-67 Class B			2.637% due 05/25/36 (Ê)	1,022	789
3.863% due 10/16/47	230	239	JPMorgan Chase Commercial Mortgage
Series 2011-127 Class IO			Securities Corp.
Interest Only STRIP			Series 2003-C1 Class D
1.361% due 03/16/47	2,154	129	5.192% due 01/12/37	133	133
Series 2011-H02 Class BI			Series 2004-LN2 Class B
Interest Only STRIP			5.151% due 07/15/41	150	153
0.409% due 02/20/61	10,499	184	Series 2006-LDP8 Class A3B
Series 2012-99 Class CI			5.447% due 05/15/45	12	12
Interest Only STRIP			Series 2006-LDP8 Class A4
1.042% due 10/16/49	1,888	145	5.399% due 05/15/45	770	839
Series 2012-115 Class A			Series 2007-CB18 Class A4
2.131% due 04/16/45	220	214	5.440% due 06/12/47	1,200	1,319
Series 2012-115 Class IO			Series 2007-LDPX Class A3
Interest Only STRIP			5.420% due 01/15/49	700	768
0.432% due 04/16/54	783	39	JPMorgan Mortgage Trust
			Series 2004-A2 Class 3A1
Series 2012-147 Class AE			4.579% due 05/25/34 (Ê)	81	80
1.750% due 07/16/47	393	375	Series 2005-A1 Class 6T1
GS Mortgage Securities Corp. II			3.554% due 02/25/35 (Ê)	15	15
Series 2004-GG2 Class A6
5.396% due 08/10/38	387	391	Series 2005-A5 Class TA1
Series 2011-GC5 Class A4			5.250% due 08/25/35 (Ê)	126	129
3.707% due 08/10/44	735	749	Series 2005-A8 Class 1A1
GSMPS Mortgage Loan Trust			5.093% due 11/25/35 (Ê)	166	158
Series 2006-RP1 Class 1A2			Series 2005-S3 Class 1A2
7.500% due 01/25/36 (Þ)	400	403	5.750% due 01/25/36	39	36
GSR Mortgage Loan Trust			Series 2006-A6 Class 1A2
Series 2005-AR7 Class 6A1			2.665% due 10/25/36 (Ê)	134	111
5.032% due 11/25/35 (Ê)	72	70	Series 2006-A7 Class 2A4R
Series 2006-2F Class 3A3			2.530% due 01/25/37 (Ê)	967	846
6.000% due 02/25/36	794	691	Series 2007-S3 Class 1A8
Series 2006-3F Class 2A3			6.000% due 08/25/37	735	647
5.750% due 03/25/36	143	130	LB-UBS Commercial Mortgage Trust
Series 2006-8F Class 4A17			Series 2004-C7 Class A1A
6.000% due 09/25/36	292	243	4.475% due 10/15/29	52	53

See accompanying notes which are an integral part of the financial statements.

92 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-C1 Class A3			Northstar Education Finance, Inc.
5.207% due 02/15/31	249	254	Series 2007-1 Class A1
Mastr Adjustable Rate Mortgages Trust			0.338% due 04/28/30 (Ê)	475	456
Series 2006-2 Class 4A1			NorthStar Mortgage Trust
2.630% due 02/25/36 (Ê)	91	87	Series 2012-1 Class A
Series 2007-HF2 Class A1			1.368% due 08/25/29 (Ê)(Þ)	156	156
0.475% due 09/25/37 (Ê)	533	447	OBP Depositor LLC Trust
Mastr Alternative Loan Trust			Series 2010-OBP Class A
Series 2003-4 Class B1			4.646% due 07/15/45 (Þ)	285	309
5.872% due 06/25/33	87	86	Prime Mortgage Trust
Series 2004-10 Class 5A6			Series 2004-CL1 Class 1A2
5.750% due 09/25/34	78	79	0.565% due 02/25/34 (Ê)	9	8
Mellon Residential Funding Corp.			RALI Trust
Series 2000-TBC2 Class A1			Series 2005-QS14 Class 2A1
0.647% due 06/15/30 (Ê)	61	59	6.000% due 09/25/35	236	192
Merrill Lynch Mortgage Trust			Residential Asset Securitization Trust
Series 2005-A10 Class A			Series 2003-A15 Class 1A2
0.375% due 02/25/36 (Ê)	64	58	0.615% due 02/25/34 (Ê)	64	60
Series 2005-CIP1 Class AM			Series 2005-A10 Class A3
5.107% due 07/12/38	440	465	5.500% due 09/25/35	125	109
Series 2008-C1 Class A4			Series 2006-A9CB Class A6
5.690% due 02/12/51	530	593	6.000% due 09/25/36	187	117
MLCC Mortgage Investors, Inc.			RFMSI Trust
Series 2005-3 Class 5A			Series 2006-SA4 Class 2A1
0.415% due 11/25/35 (Ê)	42	40	3.577% due 11/25/36 (Ê)	192	163
ML-CFC Commercial Mortgage Trust			RREF 2013 LT1 LLC
Series 2007-6 Class A4			Series 2013-LT2 Class A
5.485% due 03/12/51	100	110	2.833% due 05/22/28 (Þ)	123	123
Morgan Stanley Bank of America Merrill			Sequoia Mortgage Trust
Lynch Trust			Series 2001-5 Class A
Series 2013-C7 Class AS			0.866% due 10/19/26 (Ê)	22	22
3.214% due 02/15/46	210	196	SMA Issuer I LLC
Morgan Stanley Capital I, Inc.			Series 2012-LV1 Class A
Series 2003-IQ6 Class C			3.500% due 08/20/25 (Þ)	52	52
5.617% due 12/15/41 (Þ)	310	310	Structured Adjustable Rate Mortgage
Series 2006-T23 Class A4			Loan Trust
5.810% due 08/12/41	780	858	Series 2004-12 Class 2A
Series 2007-T27 Class A4			2.402% due 09/25/34 (Ê)	981	971
5.648% due 06/11/42	720	809	Series 2005-23 Class 1A3
Series 2011-C3 Class A2			2.737% due 01/25/36 (Ê)	128	122
3.224% due 07/15/49	187	196	Structured Asset Mortgage Investments
Series 2011-C3 Class A4			II Trust
4.118% due 07/15/49	115	120	Series 2004-AR8 Class A1
			0.846% due 05/19/35 (Ê)	274	266
Morgan Stanley Dean Witter Capital I
Trust			Series 2005-AR5 Class A3
Series 2001-TOP3 Class C			0.416% due 07/19/35 (Ê)	101	99
6.790% due 07/15/33	32	33	Series 2007-AR6 Class A1
Motel 6 Trust			1.628% due 08/25/47 (Ê)	925	800
Series 2012-MTL6 Class A1			Structured Asset Securities Corp.
1.500% due 10/05/25 (Þ)	326	324	Mortgage Pass-Through Certificates
Series 2012-MTL6 Class A2			Series 2003-34A Class 5A4
1.948% due 10/05/25 (Þ)	455	450	2.414% due 11/25/33 (Ê)	517	517
Series 2012-MTL6 Class XA1			Wachovia Bank Commercial Mortgage
Interest Only STRIP			Trust

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 93

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-C9 Class D			City of Houston Texas General
5.209% due 12/15/35	250	250	Obligation Limited
Series 2004-C14 Class E			6.290% due 03/01/32	475	537
5.358% due 08/15/41 (Þ)	185	188	City of New York New York General
Series 2004-C14 Class F			Obligation Unlimited
5.526% due 08/15/41 (Þ)	140	142	6.246% due 06/01/35	1,100	1,170
Series 2004-C15 Class A4			County of Clark Nevada Airport System
4.803% due 10/15/41	100	102	Revenue Bonds
Series 2005-C17 Class A4			6.820% due 07/01/45	100	122
5.083% due 03/15/42	100	103	Illinois Municipal Electric Agency
			Revenue Bonds
Washington Mutual Mortgage Pass			6.832% due 02/01/35	100	106
Through Certificates
Series 2005-AR13 Class A1A1			Irvine Ranch Water District Special
0.455% due 10/25/45 (Ê)	20	18	Assessment
			6.622% due 05/01/40	1,000	1,183
Series 2006-AR7 Class A1A
1.035% due 09/25/46 (Ê)	853	508	Los Angeles Unified School District
			General Obligation Unlimited
Series 2007-HY2 Class 2A3			4.500% due 07/01/22 (µ)	400	433
3.442% due 04/25/37 (Ê)	715	503	Metropolitan Government of Nashville &
Series 2007-HY3 Class 4A1			Davidson County Convention Center
2.528% due 03/25/37 (Ê)	277	259	Authority Revenue Bonds
Wells Fargo Mortgage Backed Securities			6.731% due 07/01/43	100	110
Trust			Municipal Electric Authority of Georgia
Series 2004-P Class 2A1			Revenue Bonds
2.614% due 09/25/34 (Ê)	310	313	6.637% due 04/01/57	370	389
Series 2006-2 Class 2A3			7.055% due 04/01/57	345	345
5.500% due 03/25/36	95	88	New York City Water & Sewer System
Series 2006-AR2 Class 2A1			Revenue Bonds
2.628% due 03/25/36	131	131	5.375% due 06/15/43	525	554
Series 2006-AR2 Class 2A3			New York State Dormitory Authority
2.628% due 03/25/36 (Ê)	197	195	Revenue Bonds
Series 2006-AR4 Class 1A1			5.000% due 03/15/23	200	228
5.765% due 04/25/36 (Ê)	351	330	5.000% due 12/15/27	200	220
Series 2006-AR10 Class 4A1			5.000% due 03/15/29	200	215
2.685% due 07/25/36 (Ê)	35	32	5.000% due 03/15/41	200	205
Series 2006-AR17 Class A1			North Carolina Turnpike Authority
2.612% due 10/25/36 (Ê)	635	579	Revenue Bonds
Series 2007-8 Class 1A16			6.700% due 01/01/39	100	107
6.000% due 07/25/37	112	106	Public Power Generation Agency
Series 2007-AR8 Class A1			Revenue Bonds
5.917% due 11/25/37 (Ê)	180	161	7.242% due 01/01/41	100	106
WF-RBS Commercial Mortgage Trust			San Diego County Regional Airport
Series 2011-C5 Class A4			Authority Revenue Bonds
3.667% due 11/15/44	545	552	6.628% due 07/01/40	100	108
		211,669	State of California General Obligation
Municipal Bonds - 1.5%			Unlimited
			6.650% due 03/01/22	775	907
Alabama Public School & College
Authority Revenue Bonds			7.500% due 04/01/34	100	128
5.150% due 09/01/27	100	108	State of Illinois General Obligation
Charlotte-Mecklenburg Hospital			Unlimited
Authority (The) Revenue Bonds			5.877% due 03/01/19	375	410
5.000% due 01/15/30	900	939	5.100% due 06/01/33	440	409
Chicago Transit Authority Revenue			7.350% due 07/01/35	350	385
Bonds			State of Louisiana Gasoline & Fuels Tax
6.899% due 12/01/40	200	224	Revenue Bonds

See accompanying notes which are an integral part of the financial statements.

94 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
3.000% due 05/01/43 (Ê)		400	401	Series 0113
State of Texas General Obligation				3.172% due 07/15/16	MYR	989	301
Unlimited				Mexican Bonos
5.517% due 04/01/39		250	280	Series M 20
State of Wisconsin Revenue Bonds				7.500% due 06/03/27	MXN	11,412	932
5.050% due 05/01/18 (µ)		100	109	Series M 30
University of California Revenue Bonds				10.000% due 11/20/36	MXN	20,149	1,960
5.000% due 05/15/28		300	327	Series M
6.270% due 05/15/31		400	425	8.000% due 06/11/20	MXN	19,200	1,643
			11,190	Muskrat Falls / Labrador Transmission
Non-US Bonds - 6.2%				Assets Funding Trust
				Series C
Australia Government Bond				3.860% due 12/01/48 (Þ)	CAD	300	288
Series 120
6.000% due 02/15/17	AUD	1,894	1,844	New Zealand Government Bond
Series 126				2.000% due 09/20/25	NZD	740	570
4.500% due 04/15/20	AUD	4,540	4,239	Series 423
Series 133				5.500% due 04/15/23	NZD	2,060	1,792
5.500% due 04/21/23	AUD	2,060	2,032	Series 521
Belgium Government Bond				6.000% due 05/15/21	NZD	3,680	3,298
Series 60				Norway Government Bond
4.250% due 03/28/41 (Þ)	EUR	500	784	Series 472
Brazil Notas do Tesouro Nacional				4.250% due 05/19/17	NOK	15,120	2,687
Series NTNB				Peru Government Bond
6.000% due 05/15/45	BRL	964	909	7.840% due 08/12/20	PEN	3,220	1,311
6.000% due 08/15/50	BRL	855	814	Poland Government Bond
				Series 0417
Series NTNF				4.750% due 04/25/17	PLN	5,560	1,920
10.000% due 01/01/23	BRL	2,068	740	Series 1019
Colombia Government International				5.500% due 10/25/19	PLN	3,210	1,150
Bond
7.750% due 04/14/21	COP	2,112,000	1,208	Red & Black Auto Germany
				Series 2012-1 Class A
9.850% due 06/28/27	COP	1,881,000	1,221	1.189% due 12/15/20 (Ê)	EUR	30	42
Granite Master Issuer PLC				SC Germany Auto UG
Series 2005-1 Class A5				Series 2011-2 Class A
0.425% due 12/20/54 (Ê)	EUR	241	329	1.162% due 11/13/21 (Ê)	EUR	743	1,028
Series 2005-4 Class A5				South Africa Government Bond
0.445% due 12/20/54 (Ê)	EUR	103	141	Series R203
Series 2006-4 Class A7				8.250% due 09/15/17	ZAR	14,670	1,458
0.465% due 12/20/54 (Ê)	EUR	258	351	Series R214
Ireland Government Bond				6.500% due 02/28/41	ZAR	13,020	915
5.000% due 10/18/20	EUR	580	897	Spain Government Bond
5.400% due 03/13/25	EUR	1,850	2,894	4.000% due 07/30/15	EUR	2,300	3,283
Italy Buoni Poliennali Del Tesoro				3.150% due 01/31/16	EUR	200	284
4.500% due 07/15/15	EUR	500	722	Wood Street CLO 1 BV
3.000% due 11/01/15	EUR	100	142	Series 2005-I Class A
2.750% due 12/01/15	EUR	400	566	0.544% due 11/22/21 (Ê)	EUR	99	133
4.000% due 09/01/20	EUR	730	1,054				47,747
Kingdom of Belgium				United States Government Agencies - 1.5%
3.750% due 09/28/20 (Æ)	EUR	668	1,031	Fannie Mae
Malaysia Government Bond				5.000% due 05/11/17		100	113
Series 0106				Federal Home Loan Banks
4.262% due 09/15/16	MYR	1,954	610	2.500% due 05/26/15		1,020	971
Series 0110				0.550% due 06/03/16		1,075	1,072
3.835% due 08/12/15	MYR	728	224	Federal Home Loan Mortgage Corp.

				See accompanying notes which are an integral part of the financial statements.
						Core Bond Fund 95

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.000% due 08/25/16	675	698	0.875% due 12/31/16	600	601
1.000% due 06/29/17	200	199	0.875% due 01/31/17	6,500	6,506
1.000% due 09/29/17	200	198	0.875% due 02/28/17	700	700
0.875% due 03/07/18	400	389	3.000% due 02/28/17	100	107
3.750% due 03/27/19	300	327	1.000% due 03/31/17	200	200
1.250% due 08/01/19	100	95	3.250% due 03/31/17	200	215
1.250% due 10/02/19	400	379	0.875% due 04/30/17	1,300	1,296
Series 1			0.625% due 05/31/17	1,374	1,356
1.000% due 07/28/17	400	397	0.500% due 07/31/17	300	294
0.750% due 01/12/18	800	779	0.625% due 08/31/17	300	294
Federal National Mortgage Association			0.750% due 12/31/17	1,675	1,638
0.500% due 01/29/16	1,895	1,894	3.500% due 02/15/18	2,300	2,497
1.250% due 01/30/17	300	304	1.000% due 05/31/18	800	783
0.875% due 08/28/17	100	99	1.500% due 08/31/18	4,800	4,776
0.875% due 10/26/17	1,600	1,573	1.250% due 10/31/18	3,600	3,529
0.875% due 12/20/17	100	98	1.250% due 11/30/18	16,800	16,440
0.875% due 02/08/18	1,500	1,462	1.500% due 12/31/18	2,880	2,848
0.875% due 05/21/18	300	290	6.250% due 08/15/23	380	488
1.875% due 09/18/18	200	201	2.750% due 11/15/23	15,180	14,849
Freddie Mac			2.750% due 08/15/42	935	741
5.500% due 08/23/17	100	115	3.625% due 08/15/43	2,435	2,300
		11,653
			3.750% due 11/15/43	4,500	4,349
United States Government Treasuries - 14.4%					109,789
United States Treasury
Principal Only STRIP			Total Long-Term Investments
Zero coupon due 11/15/27	1,350	812	(cost $559,444)		562,648
United States Treasury Inflation Indexed			Common Stocks - 0.0%
Bonds
0.500% due 04/15/15	577	589	Financial Services - 0.0%
0.125% due 04/15/16	3,370	3,461	Escrow GM Corp. (Å)	80,000	—
0.125% due 04/15/17	6,612	6,796	Utilities - 0.0%
0.125% due 04/15/18	2,794	2,849	Dynegy, Inc. Class A(Æ)	16,210	349
1.250% due 07/15/20	643	687	Total Common Stocks
0.125% due 07/15/22	813	778	(cost $324)		349
2.375% due 01/15/25	3,965	4,558	Preferred Stocks - 0.2%
2.000% due 01/15/26	353	391
2.375% due 01/15/27	3,127	3,602	Financial Services - 0.2%
			Centaur Funding Corp.	660	801
1.750% due 01/15/28	2,676	2,865	DG Funding Trust (Å)	49	347
2.125% due 02/15/41	1,483	1,666	XLIT, Ltd.	260	222
United States Treasury Notes					1,370
0.250% due 11/30/15	2,685	2,680	Total Preferred Stocks
0.375% due 01/15/16	600	600	(cost $1,533)		1,370
1.750% due 05/31/16	100	103
0.625% due 07/15/16	300	300	Options Purchased - 0.1%
1.500% due 07/31/16	200	205	(Number of Contracts)
0.625% due 08/15/16	400	400	Swaptions
1.000% due 08/31/16	100	101	(Fund Receives/Fund Pays)
0.875% due 09/15/16	1,200	1,207	USD 4.50%/USD Three Month LIBOR
			Apr 2018 0.00 Put (1)	1,680 (ÿ)	179
0.625% due 10/15/16	1,700	1,697	USD 4.500%/USD Three Month LIBOR
0.625% due 11/15/16	1,400	1,396	Mar 2018 0.00 Put (2)	2,670 (ÿ)	284
0.625% due 12/15/16	5,260	5,239

See accompanying notes which are an integral part of the financial statements.

96 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$

Total Options Purchased				0.503% due 09/15/14 (Ê)		420	421
				Goldman Sachs Group, Inc. (The)
(cost $297)			463	6.000% due 05/01/14		150	153
				Honda Auto Receivables Owner Trust
Short-Term Investments - 31.3%				Series 2013-2 Class A1
Abbey National Treasury Services PLC				0.240% due 05/16/14		95	95
3.875% due 11/10/14 (Þ)		870	894	Series 2013-3 Class A1
AmeriCredit Automobile Receivables				0.220% due 08/15/14		870	870
Trust				International Lease Finance Corp.
Series 2013-3 Class A1				6.500% due 09/01/14 (Þ)		720	744
0.250% due 06/09/14		11	11	Intesa Sanpaolo SpA
ARI Fleet Lease Trust				2.638% due 02/24/14 (Ê)(Þ)		200	201
Series 2013-A Class A1
0.260% due 04/15/14 (Þ)		57	57	Italy Buoni Ordinari del Tesoro BOT
				Zero coupon due 08/14/14	EUR	300	411
Autonomous Community of Valencia
Spain				Zero coupon due 09/12/14	EUR	700	957
4.750% due 03/20/14	EUR	100	138	Zero coupon due 10/14/14	EUR	3,300	4,511
Banco Santander Brazil SA				Zero coupon due 11/14/14	EUR	100	137
2.343% due 03/18/14 (Å)(Ê)		200	200	JPMorgan Chase & Co.
Bank of America Corp.				5.375% due 01/15/14		170	170
7.375% due 05/15/14		305	313	Macquarie Bank, Ltd.
British Telecommunications PLC				0.010% due 02/25/14 (ç)(~)		1,780	1,779
0.800% due 03/10/14 (~)		1,700	1,699	Mercedes-Benz Auto Lease Trust
CHS/Community Health Systems, Inc.				Series 2013-A Class A1
Non Extended Term Loan				0.270% due 05/15/14		157	157
2.445% due 07/25/14		288	289	Metropolitan Life Global Funding I
CIT Group, Inc.				5.125% due 06/10/14 (Þ)		200	204
5.250% due 04/01/14 (Þ)		1,200	1,212	Morgan Stanley
Citigroup, Inc.				4.200% due 11/20/14		200	206
5.500% due 10/15/14		405	420	RBS Holdings USA, Inc.
Dexia Credit Local SA				0.366% due 01/22/14 (ç)(~)		1,885	1,885
0.717% due 04/29/14 (Ê)(Þ)		500	501	Russell U. S. Cash Management Fund	176,390,299		176,390
Direct Capital Funding V LLC				Santander Drive Auto Receivables Trust
Series 2013-2 Class A1				Series 2010-A Class A3
0.700% due 09/20/14 (Þ)		544	545	1.830% due 11/17/14 (Þ)		124	124
Electricite de France				Sempra Energy
5.500% due 01/26/14 (Å)		200	201	2.000% due 03/15/14		255	256
Enterprise Fleet Financing LLC				SMART Trust
Series 2013-1 Class A1				Series 2013-2US Class A1
0.260% due 03/20/14 (Þ)		37	37	0.260% due 05/14/14		73	73
Federal Farm Credit Banks				Spain Letras del Tesoro
0.186% due 09/19/14 (Ê)		1,230	1,230	Zero coupon due 09/19/14	EUR	300	410
Federal Home Loan Mortgage Corp.				Springleaf Finance Corp.
1.375% due 02/25/14		265	265	Series INCM
First Investors Auto Owner Trust				6.000% due 11/15/14		200	200
Series 2013-3A Class A1				TD Ameritrade Holding Corp.
0.330% due 11/17/14 (Þ)		898	898	4.150% due 12/01/14		225	232
Gazprom OAO Via White Nights				Timken Co.
Finance BV				6.000% due 09/15/14		150	155
Series REGS				United States Treasury Bills
10.500% due 03/25/14		200	204	Zero coupon due 03/20/14 (~)		37	37
General Electric Capital Corp.				Zero coupon due 04/24/14		15,630	15,627
5.900% due 05/13/14		350	357	United States Treasury Inflation Indexed
Series EMTN				Bonds
0.367% due 03/20/14 (Ê)		400	400	1.250% due 04/15/14		1,330	1,338
Series MTNA

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 97

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair	Principal	Fair
	Amount ($)	Value	Amount ($)	Value
	or Shares	$	or Shares	$

2.000% due 07/15/14	16,387	16,748	Total Investments 109.2%
Vodafone Group PLC
0.750% due 01/02/14 (ç)(~)	1,100	1,100	(identified cost $830,373)	833,803
Volkswagen Auto Lease Trust			Other Assets and Liabilities,
Series 2013-A Class A1			Net - (9.2%)	(69,902)
0.230% due 08/15/14	293	293
Volkswagen International Finance NV			Net Assets - 100.0%	763,901
0.857% due 04/01/14 (Ê)(Þ)	400	400
Volvo Financial Equipment LLC
Series 2013-1A Class A1
0.260% due 04/15/14 (Þ)	68	68
Westlake Automobile Receivables Trust
Series 2013-1A Class A1
0.550% due 10/15/14 (Þ)	1,022	1,022
WM Wrigley Jr Co.
3.700% due 06/30/14 (Å)	1,800	1,828

Total Short-Term Investments
(cost $238,875)		239,073

Repurchase Agreements - 3.9%
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $5,400
dated December 31, 2013 at 0.030%
to be repurchased at $5,400 on
January 2, 2014 collateralized by
United States Treasury Note, valued
at $5,522.	5,400	5,400
Agreement with Barclays and State
Street Bank (Tri-Party) of $3,000
dated December 31, 2013 at 0.010%
to be repurchased at $3,000 on
January 2, 2014 collateralized by
United States Treasury Note, valued
at $3,053.	3,000	3,000
Agreement with Credit Suisse and State
Street Bank (Tri-Party) of $12,000
dated December 31, 2013 at 0.010%
to be repurchased at $12,000 on
January 2, 2014 collateralized by
United States Treasury Note, valued
at $12,249.	12,000	12,000
Agreement with JPMorgan and State
Street Bank (Tri-Party) of $2,000
dated December 31, 2013 at 0.050%
to be repurchased at $2,000 on
January 2, 2014 collateralized by
Freddie Mac, valued at $2,046.	2,000	2,000
Agreement with Morgan Stanley and
State Street Bank (Tri-Party) of
$7,500 dated December 31, 2013 at
0.020% to be repurchased at $7,500
on January 2, 2014 collateralized by
United States Treasury Note, valued
at $7,584.	7,500	7,500

Total Repurchase Agreements
(cost $29,900)		29,900

See accompanying notes which are an integral part of the financial statements.

98 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or Shares	$	$	$
0.3%
Banco Santander Brazil SA	03/17/11	200,000	100 . 00	200	200
DG Funding Trust	11/04/03	49	10,537 . 12	516	347
Electricite de France	01/21/09	200,000	99 . 99	200	201
Escrow GM Corp.	04/21/11	80,000	—	—	—
WM Wrigley Jr Co.	02/28/13	1,800,000	101 . 43	1,826	1,828
					2,576
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
Euribor Futures (Germany)	6	EUR	1,493	03/15	(2)
Euribor Futures (Germany)	6	EUR	1,492	06/15	(2)
Eurodollar Futures (CME)	27	USD	6,721	12/14	1
Eurodollar Futures (CME)	17	USD	4,228	03/15	—
Eurodollar Futures (CME)	57	USD	14,154	06/15	(13)
Eurodollar Futures (CME)	313	USD	77,569	09/15	62
Eurodollar Futures (CME)	360	USD	88,988	12/15	(153)
Eurodollar Futures (CME)	121	USD	29,817	03/16	(79)
Eurodollar Futures (CME)	21	USD	5,158	06/16	(16)
Eurodollar Futures (CME)	54	USD	13,223	09/16	(51)
Eurodollar Futures (CME)	7	USD	1,709	12/16	(2)
Eurodollar Futures (CME)	1	USD	243	03/17	1
Eurodollar Futures (CME)	2	USD	485	06/17	2
Three Month Euribor Interest Rate Futures (Germany)	6	EUR	1,494	12/14	(1)
Three Month Euribor Interest Rate Futures (Germany)	6	EUR	1,490	09/15	(3)
United States Treasury 2 Year Note Futures	129	USD	28,357	03/14	(51)
United States Treasury 5 Year Note Futures	336	USD	40,089	03/14	(489)
United States Treasury 10 Year Note Futures	506	USD	62,262	03/14	(1,194)
United States Treasury Long-Term Bond Futures	154	USD	19,760	03/14	(367)
United States Treasury Ultra Long-Term Bond Futures	6	USD	818	03/14	(14)
Short Positions
Canada Government 10 Year Bond Futures (Canada)	22	CAD	2,788	03/14	33
Euro-Bobl Futures (EUX) (Germany)	27	EUR	3,360	03/14	51
Euro-Bund Futures (EUX) (Germany)	1	EUR	139	03/14	3
Eurodollar Futures (CME)	40	USD	9,857	03/16	21
Euro-OAT Futures (Germany)	18	EUR	2,366	03/14	50
Japan Government 10 Year Bond Futures (TSE) (Japan)	5	JPY	716,601	03/14	40
United Kingdom Long Gilt Bond Futures (United Kingdom)	39	GBP	4,156	03/14	148
United States Treasury 5 Year Note Futures	33	USD	3,937	03/14	56
United States Treasury 10 Year Note Futures	69	USD	8,490	03/14	176
United States Treasury Long-Term Bond Futures	8	USD	1,027	03/14	19
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,774)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 99

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
Eurodollar Mid CRV 3 Year Futures	Put	17	97.38	USD	43	03/14/14	(9)
Inflationary Floor Options	Call	1	0.00	USD	810	11/23/20	(1)
Inflationary Floor Options	Put	1	0.00	USD	1,400	03/10/20	—
Inflationary Floor Options	Put	1	0.00	USD	1,000	03/12/20	—
Inflationary Floor Options	Put	1	0.00	USD	5,500	04/07/20	(1)
Inflationary Floor Options	Put	1	0.00	USD	300	09/29/20	—
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.400%	Call	3	0.00		1,400	03/12/14	(1)
USD Three Month LIBOR/USD 0.600%	Call	1	0.00		500	03/19/14	(1)
USD Three Month LIBOR/USD 0.700%	Call	2	0.00		600	03/19/14	(1)
USD Three Month LIBOR/USD 1.300%	Call	1	0.00		2,600	01/27/14	—
USD Three Month LIBOR/USD 1.400%	Call	1	0.00		11,700	01/27/14	—
USD Three Month LIBOR/USD 1.400%	Call	2	0.00		10,100	03/03/14	(1)
USD Three Month LIBOR/USD 1.400%	Call	2	0.00		2,500	05/06/14	(1)
USD Three Month LIBOR/USD 2.400%	Call	1	0.00		600	03/17/14	—
USD Three Month LIBOR/USD 2.500%	Call	1	0.00		500	01/27/14	—
USD Three Month LIBOR/USD 2.600%	Call	1	0.00		600	03/03/14	—
USD Three Month LIBOR/USD 2.900%	Call	1	0.00		900	03/03/14	—
USD 0.400%/USD Three Month LIBOR	Put	3	0.00		1,400	03/12/14	—
USD 0.900%/USD Three Month LIBOR	Put	2	0.00		800	03/19/14	—
USD 1.100%/USD Three Month LIBOR	Put	1	0.00		300	03/19/14	—
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		2,600	01/27/14	(12)
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		9,800	03/03/14	(85)
USD 1.900%/USD Three Month LIBOR	Put	1	0.00		1,100	05/06/14	(14)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		11,700	01/27/14	(17)
USD 2.000%/USD Three Month LIBOR	Put	2	0.00		16,400	03/31/14	(30)
USD 2.900%/USD Three Month LIBOR	Put	1	0.00		600	03/17/14	(18)
USD 3.100%/USD Three Month LIBOR	Put	2	0.00		1,400	03/03/14	(19)
USD 3.500%/USD Three Month LIBOR	Put	1	0.00		500	01/27/14	—
Total Liability for Options Written (premiums received $364)							(211)

Transactions in options written contracts for the period ended December 31, 2013 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2012	163	$296
Opened	518	802
Closed	(480)	(487)
Expired	(147)	(247)
Outstanding December 31, 2013	54	$364

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Bank of America	USD	912	CAD	968	01/15/14	(1)
Bank of America	USD	2,085	CAD	2,234	01/15/14	17
Bank of America	USD	3,596	NOK	22,020	01/15/14	33
Bank of America	EUR	11,406	USD	15,438	01/02/14	(253)
Bank of America	NOK	4,317	GBP	428	01/15/14	(3)
Barclays	AUD	1,549	USD	1,374	01/15/14	(9)
Barclays	AUD	1,549	USD	1,374	01/17/14	(8)
Barclays	GBP	75	USD	123	03/12/14	(1)

See accompanying notes which are an integral part of the financial statements.

100 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Barclays	NOK	10,305	GBP	1,021	01/15/14	(8)
BNP Paribas	JPY	19,100	USD	185	02/18/14	4
BNP Paribas	JPY	39,300	USD	382	02/18/14	8
Citibank	USD	2,086	CAD	2,237	01/15/14	19
Citibank	USD	1,832	EUR	1,351	01/02/14	26
Citibank	USD	14,158	EUR	10,284	01/02/14	(10)
Citibank	CAD	4,653	USD	4,347	01/15/14	(33)
Citibank	CHF	2,444	EUR	1,992	01/15/14	1
Citibank	EUR	10,284	USD	14,158	02/04/14	10
Citibank	NZD	6,395	USD	5,228	01/15/14	(28)
Credit Suisse	USD	3,566	NOK	21,830	01/15/14	32
Credit Suisse	JPY	31,471	USD	300	01/06/14	1
Credit Suisse	NOK	17,962	GBP	1,780	01/15/14	(13)
Deutsche Bank	USD	468	EUR	342	02/04/14	3
Deutsche Bank	CHF	1,115	EUR	909	01/15/14	1
Deutsche Bank	EUR	1,530	GBP	1,278	01/15/14	11
Deutsche Bank	JPY	10,400	USD	101	02/18/14	3
Deutsche Bank	JPY	10,600	USD	103	02/18/14	2
Deutsche Bank	JPY	31,600	USD	303	02/18/14	2
Deutsche Bank	NOK	12,291	EUR	1,448	01/15/14	(33)
Deutsche Bank	NOK	8,296	GBP	824	01/15/14	(3)
Deutsche Bank	NOK	17,957	GBP	1,780	01/15/14	(12)
Deutsche Bank	NZD	6,518	USD	5,328	01/15/14	(29)
Goldman Sachs	USD	2,188	CAD	2,322	01/15/14	(3)
Goldman Sachs	USD	3,568	NOK	21,830	01/15/14	30
Goldman Sachs	AUD	2,361	GBP	1,290	01/15/14	30
Goldman Sachs	CHF	2,666	EUR	2,173	01/15/14	—
HSBC	JPY	37,747	USD	380	02/18/14	22
JPMorgan Chase	USD	757	AUD	794	01/29/14	(49)
JPMorgan Chase	USD	628	BRL	1,401	01/29/14	(38)
JPMorgan Chase	USD	6,386	GBP	3,957	01/29/14	166
JPMorgan Chase	USD	4,763	KRW 5,090,466		01/29/14	51
JPMorgan Chase	USD	1,224	MXN	15,870	01/29/14	(11)
JPMorgan Chase	USD	541	MYR	1,714	01/29/14	(19)
JPMorgan Chase	USD	4,426	MYR	14,154	01/29/14	(112)
JPMorgan Chase	USD	3,863	NOK	23,650	01/15/14	35
JPMorgan Chase	USD	3,642	NOK	21,509	01/29/14	(99)
JPMorgan Chase	USD	375	PLN	1,142	01/29/14	2
JPMorgan Chase	USD	1,060	PLN	3,235	01/29/14	9
JPMorgan Chase	USD	6,252	SEK	39,840	01/29/14	(61)
JPMorgan Chase	USD	3,177	TWD	92,809	01/29/14	(61)
JPMorgan Chase	USD	492	ZAR	4,907	01/29/14	(26)
JPMorgan Chase	AUD	18,164	USD	17,339	01/29/14	1,146
JPMorgan Chase	BRL	1,188	USD	525	01/29/14	25
JPMorgan Chase	BRL	9,322	USD	4,203	01/29/14	277
JPMorgan Chase	CAD	160	USD	153	01/29/14	3
JPMorgan Chase	CLP	1,812,046	USD	3,581	01/29/14	142
JPMorgan Chase	COP	728,778	USD	375	01/29/14	(3)
JPMorgan Chase	COP	6,724,816	USD	3,543	01/29/14	61
JPMorgan Chase	CZK	45,788	USD	2,457	01/29/14	150
JPMorgan Chase	EUR	29	USD	40	01/02/14	—
JPMorgan Chase	EUR	4,687	USD	6,369	01/15/14	(78)
JPMorgan Chase	EUR	1,690	USD	2,325	01/29/14	1
JPMorgan Chase	EUR	7,557	USD	10,440	01/29/14	44
JPMorgan Chase	GBP	1,847	USD	2,965	01/29/14	(93)
JPMorgan Chase	IDR 10,192,285		USD	917	01/29/14	83
JPMorgan Chase	IDR 57,400,597		USD	5,188	01/29/14	491
JPMorgan Chase	MXN	2,925	USD	223	01/29/14	—

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 101

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
JPMorgan Chase	NZD	1,614	USD	1,327	01/29/14	2
JPMorgan Chase	NZD	18,783	USD	15,521	01/29/14	99
JPMorgan Chase	PEN	315	USD	111	01/29/14	(1)
JPMorgan Chase	PEN	8,586	USD	3,070	01/29/14	14
JPMorgan Chase	RUB	26,454	USD	815	01/29/14	14
JPMorgan Chase	RUB	52,693	USD	1,634	01/29/14	39
JPMorgan Chase	SGD	5,970	USD	4,825	01/29/14	94
JPMorgan Chase	TRY	5,550	USD	2,764	01/29/14	196
JPMorgan Chase	ZAR	644	USD	65	01/29/14	4
Morgan Stanley	USD	5	BRL	11	01/03/14	—
Morgan Stanley	BRL	11	USD	5	01/03/14	—
Royal Bank of Canada	CAD	11,184	USD	10,501	01/15/14	(25)
Royal Bank of Scotland	AUD	3,210	USD	2,847	01/15/14	(17)
Royal Bank of Scotland	AUD	3,210	USD	2,848	01/15/14	(16)
Royal Bank of Scotland	AUD	3,210	USD	2,847	01/17/14	(16)
Royal Bank of Scotland	CHF	3,921	EUR	3,197	01/15/14	3
Royal Bank of Scotland	EUR	200	USD	272	01/02/14	(3)
Royal Bank of Scotland	EUR	4,614	USD	6,270	01/15/14	(78)
Royal Bank of Scotland	NOK	2,088	GBP	207	01/15/14	(1)
UBS	USD	3,286	CAD	3,487	01/15/14	(5)
UBS	USD	376	EUR	273	01/15/14	(1)
UBS	AUD	2,321	USD	2,102	01/15/14	32
UBS	CHF	1,048	EUR	854	01/15/14	—
UBS	NOK	16,173	GBP	1,604	01/15/14	(9)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						2,169

Index Swap Contracts

Amounts in thousands
						Fair
Fund Receives		Notional			Termination	Value
Underlying Security	Counterparty	Amount		Terms	Date	$
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Bank of America	USD	5,063	0.120%	03/01/14	(30)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	4,962	0.120%	03/01/14	(29)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	1,975	0.120%	03/01/14	(12)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	15,046	0.090%	04/01/14	(89)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	40,401	0.090%	04/01/14	(237)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	10,164	0.130%	09/01/14	(76)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	10,043	0.080%	10/01/14	(59)
				1 Month LIBOR plus
Barclays Capital U. S. Aggregate Bond Index	Barclays	USD	9,963	0.100%	10/31/14	(59)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)						(591)

See accompanying notes which are an integral part of the financial statements.

102 Core Bond Fund

Russell Investment Funds Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Interest Rate Swaps

Amounts in thousands
						Fair
					Termination	Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Bank of America	BRL	100	8.860%	Brazil Interbank Deposit Rate	01/02/17	(3)
Bank of America	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	1
Barclays	MXN	700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Barclays	MXN	5,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	7
Barclays	USD	2,090	3.145%	Three Month LIBOR	03/15/26	(165)
Barclays	USD	425	Three Month LIBOR	2.417%	11/15/27	60
Barclays	USD	425	Three Month LIBOR	2.481%	11/15/27	56
Barclays	USD	940	Three Month LIBOR	3.490%	03/15/46	139
Citigroup	USD	2,600	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(36)
Citigroup	JPY	169,999	Six Month LIBOR	1.000%	09/18/23	(18)
Citigroup	USD	850	Three Month LIBOR	2.714%	08/15/42	172
Citigroup	USD	685	Three Month LIBOR	3.676%	11/15/43	(33)
Credit Suisse	USD	3,200	1.500%	Three Month LIBOR	12/16/16	(3)
Credit Suisse	USD	3,800	3.000%	Three Month LIBOR	09/21/17	19
Goldman Sachs	USD	11,900	1.500%	Three Month LIBOR	03/18/16	79
Goldman Sachs	BRL	100	9.095%	Brazil Interbank Deposit Rate	01/02/17	(3)
Goldman Sachs	USD	11,400	3.000%	Three Month LIBOR	09/21/17	56
Goldman Sachs	USD	2,600	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(36)
Goldman Sachs	USD	2,270	2.804%	Three Month LIBOR	04/09/26	(247)
Goldman Sachs	USD	1,020	Three Month LIBOR	3.125%	04/09/46	214
HSBC	MXN	1,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	3
HSBC	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	1
JPMorgan Chase	HKD	19,900	Three Month HIBOR	1.085%	10/25/19	139
			Six Month Singapore
JPMorgan Chase	SGD	3,150	Offered Rate	1.315%	10/30/19	92
JPMorgan Chase	HKD	1,050	Three Month HIBOR	1.260%	02/14/20	7
			Six Month Singapore
JPMorgan Chase	SGD	175	Offered Rate	1.440%	02/17/20	5
JPMorgan Chase	HKD	2,300	Three Month HIBOR	1.140%	04/29/20	19
			Six Month Singapore
JPMorgan Chase	SGD	350	Offered Rate	1.185%	05/04/20	16
			Six Month Singapore
JPMorgan Chase	SGD	250	Offered Rate	2.120%	10/12/20	1
JPMorgan Chase	HKD	1,700	Three Month HIBOR	2.160%	10/12/20	2
Morgan Stanley	USD	3,600	1.500%	Three Month LIBOR	03/18/16	24
Morgan Stanley	MXN	38,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	52
Morgan Stanley	USD	1,700	3.000%	Three Month LIBOR	09/21/17	8
Morgan Stanley	MXN	500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	—
Morgan Stanley	USD	7,400	Three Month LIBOR	3.500%	12/18/43	588
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $581 (å)						1,217

Credit Default Swap Contracts
Amounts in thousands
Corporate Issues
		Implied		Fund (Pays)/		Fair
		Credit	Notional	Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount	Fixed Rate	Date	$
MetLife, Inc.	Barclays	0.261%	USD 1,700	1.000%	09/20/15	23
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - $18						23

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 103

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Credit Indices
				Fund (Pays)/		Fair
		Notional		Receives	Termination	Value
Reference Entity	Counterparty	Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Barclays	USD	800	5.000%	06/20/15	25
CDX Emerging Markets Index	Deutsche Bank	USD	900	5.000%	06/20/15	30
CDX Emerging Markets Index	Morgan Stanley	USD	800	5.000%	06/20/15	25
CDX Investment Grade Index	Pershing	USD	193	0.548%	12/20/17	3
CDX NA Investment Grade Index	JPMorgan Chase	USD	386	0.553%	12/20/17	6
iTraxx Europe Index	Goldman Sachs	EUR	500	1.000%	12/20/18	10
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $82						99

Sovereign Issues
		Implied			Fund (Pays)/		Fair
		Credit	Notional		Receives	Termination	Value
Reference Entity	Counterparty	Spread	Amount		Fixed Rate	Date	$
Brazil Government International Bond	Barclays	0.776%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	Deutsche Bank	0.776%	USD	1,000	1.000%	06/20/15	4
Brazil Government International Bond	Goldman Sachs	0.776%	USD	500	1.000%	06/20/15	2
Brazil Government International Bond	HSBC	0.895%	USD	100	1.000%	09/20/15	—
Brazil Government International Bond	JPMorgan Chase	0.895%	USD	100	1.000%	09/20/15	—
Brazil Government International Bond	Barclays	0.982%	USD	700	1.000%	12/20/15	1
Brazil Government International Bond	Bank of America	1.051%	USD	500	1.000%	03/20/16	—
Brazil Government International Bond	Credit Suisse	1.166%	USD	200	1.000%	06/20/16	(1)
Mexico Government International Bond	HSBC	0.360%	USD	500	1.000%	03/20/16	7
United Kingdom Gilt	Societe Generale	0.062%	USD	200	1.000%	03/20/15	2
Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($13)							17
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $87 (å)							139

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Long-Term Investments
Asset-Backed Securities	$—	$47,835	$313	$48,148	6 . 3
Corporate Bonds and Notes	—	77,270	2,713	79,983	10 . 5
International Debt	—	40,302	641	40,943	5 . 4
Loan Agreements	—	1,526	—	1,526	0 . 2
Mortgage-Backed Securities	—	209,666	2,003	211,669	27 . 7
Municipal Bonds	—	11,190	—	11,190	1 . 5
Non-US Bonds	—	47,747	—	47,747	6 . 2
United States Government Agencies	—	11,653	—	11,653	1 . 5
United States Government Treasuries	—	109,789	—	109,789	14 . 4
Common Stocks
Utilities	349	—	—	349	— *
Preferred Stocks	1,023	—	347	1,370	0 . 2
Options Purchased	—	463	—	463	0 . 1
Short-Term Investments	—	239,073	—	239,073	31 . 3
Repurchase Agreements	—	29,900	—	29,900	3 . 9
Total Investments	1,372	826,414	6,017	833,803	109 . 2
Other Assets and Liabilities, Net					(9.2)
					100 . 0

See accompanying notes which are an integral part of the financial statements.

104 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2013

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
					% of Net
Portfolio Summary	Level 1	Level 2	Level 3	Total	Assets
Other Financial Instruments
Futures Contracts	(1,774)	—	—	(1,774)	(0. 2)
Options Written	(9)	(200)	(2)	(211)	(— *)
Foreign Currency Exchange Contracts	—	2,169	—	2,169	0 . 3
Index Swaps	—	(591)	—	(591)	(0. 1)
Interest Rate Swap Contracts	—	636	—	636	0 . 1
Credit Default Swap Contracts	—	52	—	52	— *
Total Other Financial Instruments**	$(1,783)	$2,066	$(2)	$281

*	Less than . 05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2013, see note 2 in the Notes to Financial Statements.

Investments in which non broker quoted price source (Level 3) were used in determining a fair value for the period ended December 31, 2013 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 105

Russell Investment Funds
Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2013

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	—	$463
Unrealized appreciation on foreign currency exchange contracts	—	3,438	—
Variation margin on futures contracts**	—	—	663
Interest rate swap contracts, at fair value	—	—	1,761
Credit default swap contracts, at fair value	140	—	—
Total	$140	3,438	$2,887

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	—	$2,437
Unrealized depreciation on foreign currency exchange contracts	—	1,269	—
Options written, at fair value	—	—	211
Index swap contracts, at fair value	—	—	591
Interest rate swap contracts, at fair value	—	—	544
Credit default swap contracts, at fair value	1	—	—
Total	$1	1,269	$3,783

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$72
Futures contracts	—	—	(212)
Options written	—	—	384
Index swap contracts	—	—	(1,273)
Interest rate swap contracts	—	—	(1,139)
Credit default swap contracts	529	—	—
Foreign currency-related transactions****	—	(2,641)	—
Total	$529	$ (2,641)	$ (2,168)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$170
Futures contracts	—	—	(1,527)
Options written	—	—	(57)
Index swap contracts	—	—	(483)
Interest rate swap contracts	—	—	543
Credit default swap contracts	(273)	—	—
Foreign currency-related transactions******	—	2,624	—
Total	$(273)	$2,624	$ (1,354)

* Fair value of purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******

Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

106 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2013

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts*	Investments, at fair value	$463	$—	$463
Repurchase Agreements**	Investments, at fair value	29,900	—	29,900
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	3,438	—	3,438
Futures Contracts***	Variation margin on futures contracts	663	—	663
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	1,761	—	1,761
Credit Default Swap Contracts	Credit default swap contracts, at fair value	140	—	140
Total		$36,365	$—	$36,365

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments		Received Net Amount
Bank of America	$51	$35	$—	$16
Barclays	4,050	166	3,000	884
BNP Paribas	12	1	—	11
Citigroup	392	88	21	283
Credit Suisse	12,052	17	12,019	16
Deutsche Bank	197	44	—	153
Goldman Sachs	420	229	161	30
HSBC	53	—	—	53
JPMorgan Chase	10,836	695	10,034	107
Morgan Stanley	8,263	45	8,054	164
Pershing	3	—	—	3
Royal Bank of Scotland	3	3	—	—
Societe Generale	2	—	—	2
UBS	31	14	—	17
Total	$36,365	$1,337	$33,289	$1,739

Balance Sheet Offsetting of Financial and Derivative Instruments 107

Russell Investment Funds
Core Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —December 31, 2013

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts***	Variation margin on futures contracts	$2,437	$—	$2,437
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,269	—	1,269
Options Written Contracts	Options written, at fair value	211	—	211
Index Swap Contracts	Index swap contracts, at fair value	591	—	591
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	544	—	544
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1	—	1
Total		$5,053	$—	$5,053

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount
Bank of America	$292	$35	$257	$—
Barclays	752	166	586	—
BNP Paribas	2	1	—	1
Citigroup	167	88	79	—
Credit Suisse	17	17	—	—
Deutsche Bank	110	44	—	66
Goldman Sachs	1,590	229	1,361	—
HSBC	179	—	—	179
JPMorgan Chase	738	695	—	43
Morgan Stanley	1,036	45	991	—
Royal Bank of Canada	25	—	—	25
Royal Bank of Scotland	131	3	—	128
UBS	14	14	—	—
Total	$5,053	$1,337	$3,274	$442

*	Fair value of options purchased as reported in the Schedule of Investments.
**	Fair value of repurchase agreements as reported in the Schedule of Investments.
***	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

          Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

108 Balance Sheet Offsetting of Financial and Derivative Instruments

Russell Investment Funds
Core Bond Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$830,373
Investments, at fair value(*)(>)	833,803
Cash	1,315
Cash (restricted)(a)(b)	4,281
Foreign currency holdings(^)	972
Unrealized appreciation on foreign currency exchange contracts	3,438
Receivables:
Dividends and interest	3,943
Dividends from affiliated Russell funds	13
Investments sold	29,257
Fund shares sold	192
Investments matured(~)	1
Variation margin on futures contracts	2,085
Interest rate swap contracts, at fair value(•)	1,761
Credit default swap contracts, at fair value(+)	140
Total assets	881,201

Liabilities
Payables:
Due to broker (c)	756
Investments purchased	113,027
Fund shares redeemed	50
Accrued fees to affiliates	359
Other accrued expenses	146
Variation margin on futures contracts	346
Unrealized depreciation on foreign currency exchange contracts	1,269
Options written, at fair value(x)	211
Index swap contracts, at fair value(∞)	591
Interest rate swap contracts, at fair value(•)	544
Credit default swap contracts, at fair value(+)	1
Total liabilities	117,300

Net Assets	$763,901

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 109

Russell Investment Funds

Core Bond Fund

Statement of Assets and Liabilities, continued — December 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(886)
Accumulated net realized gain (loss)	(1,775)
Unrealized appreciation (depreciation) on:
Investments .	3,430
Futures contracts	(1,774)
Options written	153
Index swap contracts	(591)
Interest rate swap contracts	636
Credit default swap contracts	52
Investments matured	(54)
Foreign currency-related transactions	2,179
Shares of beneficial interest	730
Additional paid-in capital	761,801
Net Assets	$763,901
Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$10 . 46
Net assets	$763,901,097
Shares outstanding ($. 01 par value)	72,998,573
Amounts in thousands
(^) Foreign currency holdings - cost	$962
(x) Premiums received on options written	$364
(+) Credit default swap contracts - premiums paid (received)	$87
(•) Interest rate swap contracts - premiums paid (received)	$581
(~) Investments matured - cost	$55
(>) Investments in affiliates, Russell U. S. Cash Management Fund	$176,390
(∞) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$2,142
(b) Cash Collateral for Swaps	$2,139
(c) Due to Broker for Swaps	$756
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

110 Core Bond Fund

Russell Investment Funds

Core Bond Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Dividends	$34
Dividends from affiliated Russell funds	155
Interest	16,587
Total investment income	16,776

Expenses
Advisory fees	3,921
Administrative fees	356
Custodian fees	253
Transfer agent fees	31
Professional fees	123
Trustees’ fees	18
Printing fees	43
Miscellaneous	43
Expenses before reductions	4,788
Expense reductions	(356)
Net expenses	4,432
Net investment income (loss)	12,344

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments .	(583)
Futures contracts	(212)
Options written	384
Index swap contracts	(1,273)
Interest rate swap contracts	(1,139)
Credit default swap contracts	529
Foreign currency-related transactions	(2,682)
Net realized gain (loss)	(4,976)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,730)
Futures contracts	(1,527)
Options written	(57)
Index swap contracts	(483)
Interest rate swap contracts	543
Credit default swap contracts	(273)
Investment matured	(55)
Foreign currency-related transactions	2,617
Net change in unrealized appreciation (depreciation)	(17,965)
Net realized and unrealized gain (loss)	(22,941)
Net Increase (Decrease) in Net Assets from Operations	$(10,597)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 111

Russell Investment Funds

Core Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,344	$14,225
Net realized gain (loss)	(4,976)	15,276
Net change in unrealized appreciation (depreciation)	(17,965)	18,790
Net increase (decrease) in net assets from operations	(10,597)	48,291

Distributions
From net investment income	(10,239)	(14,526)
From net realized gain	(2,007)	(16,006)
Net decrease in net assets from distributions	(12,246)	(30,532)

Share Transactions*
Net increase (decrease) in net assets from share transactions	110,726	112,651
Total Net Increase (Decrease) in Net Assets	87,883	130,410

Net Assets
Beginning of period	676,018	545,608
End of period	$763,901	$676,018
Undistributed (overdistributed) net investment income included in net assets	$(886)	$122

See accompanying notes which are an integral part of the financial statements.

112 Core Bond Fund

Russell Investment Funds

Core Bond Fund

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	13,149	$139,458	11,229	$121,112
Proceeds from reinvestment of distributions	1,157	12,244	2,840	30,526
Payments for shares redeemed	(3,859)	(40,976)	(3,608)	(38,987)
Total increase (decrease)	10,447	$110,726	10,461	$112,651

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 113

Russell Investment Funds

Core Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income(Loss) (a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	10 . 81	. 18	( . 35)	( . 17)	( . 15)	( . 03)
December 31, 2012	10 . 47	. 25	. 61	. 86	( . 25)	( . 27)
December 31, 2011	10 . 51	. 35	. 14	. 49	( . 34)	( . 19)
December 31, 2010	10 . 20	. 37	. 63	1 . 00	( . 40)	( . 29)
December 31, 2009	9 . 33	. 44	1 . 02	1 . 46	( . 46)	( . 13)

See accompanying notes which are an integral part of the financial statements.

114 Core Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
( . 18)	10 . 46	(1 . 55)	763,901	. 67	. 62	1 . 73	133
( . 52)	10 . 81	8 . 38	676,018	. 72	. 66	2 . 32	192
( . 53)	10 . 47	4 . 68	545,608	. 72	. 65	3 . 29	203
( . 69)	10 . 51	10 . 02	471,898	. 75	. 68	3 . 48	195
( . 59)	10 . 20	16 . 18	400,569	. 73	. 66	4 . 49	151

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 115

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Global Real Estate Securities Fund		Russell Developed Index (Net) ***
	Total		Total
	Return		Return
1 Year	3 . 65%	1 Year	3 . 67%
5 Years	14 . 26%§	5 Years	14 . 89%§
10 Years	7 . 94%§	10 Years	7 . 67%§

FTSE EPRA/NAREIT Developed Real Estate Index (net)**		Global Real Estate Linked Benchmark****
	Total		Total
	Return		Return
1 Year	3 . 67%	1 Year	21 . 68%
5 Years	15 . 24%§	5 Years	13 . 10%§
10 Years	N /A	10 Years	7 . 33%§

116 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013
(Unaudited)

The Global Real Estate Securities Fund (the “Fund”) employs	led relative to investor companies. From a regional perspective,
a multi-manager approach whereby portions of the Fund	Europe outperformed relative to North America and the Asia-
are allocated to different money managers. Fund assets not	Pacific region. With respect to property sectors, the shorter lease
allocated to money managers are managed by Russell Investment	duration categories, including lodging and storage, generally
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	delivered the strongest performance, while the more defensive,
may change the allocation of the Fund’s assets among money	yield-oriented health care sector was among the weakest-
managers at any time. An exemptive order from the Securities	performing property types.
and Exchange Commission (“SEC”) permits RIMCo to engage
or terminate a money manager at any time, subject to approval	How did the investment strategies and techniques employed
by the Fund’s Board, without a shareholder vote. Pursuant to the	by the Fund and its money managers affect its benchmark
terms of the exemptive order, the Fund is required to notify its	relative performance?
shareholders within 90 days of when a money manager begins	AEW Capital Management, L. P. (“AEW”) modestly outperformed
providing services. As of December 31, 2013, the Fund had three	the Fund’s benchmark for the fiscal year. AEW utilizes a value-
money managers.	oriented strategy that integrates quantitative analysis with property and capital markets expertise. Effective stock selection
What is the Fund’s investment objective?	within Singapore, Hong Kong, and the U. S. diversified and
The Fund seeks to provide current income and long term capital	storage sectors drove outperformance, overwhelming the negative
growth.	effect of stock selection in the U. S. office sector. From a regional

How did the Fund perform relative to its benchmark for the	allocation perspective, detractors from performance included out
fiscal year ended December 31, 2013?	of benchmark exposure to Brazil and an overweight to Singapore.

For the fiscal year ended December 31, 2013, the Fund gained	Cohen & Steers Capital Management, Inc. (“Cohen”)
3.65%. This is compared to the Fund’s benchmark, the FTSE	outperformed the Fund’s benchmark for the fiscal year. Cohen
EPRA/NAREIT Developed Real Estate Index (Net), which gained	invests in a portfolio of companies that it believes are mispriced
3.67% during the same period. The Fund’s performance includes	relative to net asset value and cash flow estimates. Cohen seeks to
operating expenses, whereas index returns are unmanaged and do	generate excess returns through a combination of bottom-up stock
not include expenses of any kind.	selection and top-down regional allocation decisions. Key drivers
For the fiscal year ended December 31, 2013, the Lipper® Global	of performance were stock selection within the U. S. residential
Real Estate Funds Average, a group of funds that Lipper considers	sector and an underweight to health care REITs. Stock selection in
to have investment strategies similar to those of the Fund, gained	Hong Kong and Continental Europe detracted from performance.
1.48%. This result serves as a peer comparison and is expressed
net of operating expenses.	INVESCO Advisers, Inc. (“Invesco”) marginally outperformed
the Fund’s benchmark for the fiscal year. Invesco manages a
How did the market conditions described in the Market	broadly diversified portfolio with a focus on companies that it
Summary report affect the Fund’s performance?	believes are operating in the most attractive markets with quality
For the fiscal year ended December 31, 2013, the global listed	assets, strong management teams, and sound balance sheets.
property market, as measured by the FTSE EPRA/NAREIT	Invesco’s investment style incorporates fundamental property
Developed Real Estate Index (Net), delivered a 3.67% return.	market research and bottom-up quantitative securities analysis.
Real estate securities began the fiscal year in an environment of	Security selection, particularly within Japan and Canada, had a
relative optimism, supported by low interest rates and global macro-	positive impact on benchmark relative performance. With respect
economic stability. However, concerns arose in May with indications	to property type, an overweight to the U. S. residential sector
that the U. S. Federal Reserve might scale back its quantitative	detracted from performance. Regional allocation had a negative
easing policy sooner than expected. As bond yields increased,	effect on performance due to an underweight position in Europe.
the property sector sold off sharply before staging a gradual and
uneven recovery, significantly underperforming relative to the	RIMCo manages the portion of the Fund’s assets that RIMCo
broader equity market during the second half of the fiscal year.	determines not to allocate to the money managers. Assets
not allocated to managers include the Fund’s liquidity
Within the global property securities market, higher-beta stocks	reserves and assets which may be managed directly by
(stocks with high sensitivity to market movements) and more	RIMCo to modify the Fund’s overall portfolio characteristics
highly levered companies tended to outperform relative to lower	to seek to achieve the desired risk/return profile for the Fund.
beta and low leverage companies, while property developers

Global Real Estate Securities Fund 117

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013
(Unaudited)

During the period, RIMCo introduced a strategy to	Money Managers as of December 31,
implement regional tilting through the direct purchase of	2013	Styles
real estate stocks. The strategy underperformed relative
	AEW Capital Management, L. P.	Value
to the Fund’s benchmark as a result of an underweight to	Cohen & Steers Capital Management, Inc.	Market-Oriented
Japan, which was among the stronger markets globally.	INVESCO Advisers, Inc. which acts as a	Market-Oriented
money manager to the Fund through its
During the period, the Fund used index futures contracts	INVESCO Real Estate Division
to equitize the Fund’s cash. The use of these derivatives
had a modestly positive impact on performance, as	The views expressed in this report reflect those of the
equity markets delivered positive returns ahead of cash.	portfolio managers only through the end of the period
covered by the report. These views do not necessarily
Describe any changes to the Fund’s structure or the money	represent the views of RIMCo or any other person in RIMCo
manager line-up.	or any other affiliated organization. These views are
There were no changes to the money manager	subject to change at any time based upon market conditions
lineup during the fiscal year. In June, 2013, RIMCo	or other events, and RIMCo disclaims any responsibility to
implemented the regional tilting strategy described above.	update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Funds (“RIF”) Fund are
based on numerous factors, should not be relied on as an
indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2004.
**

The FTSE EPRA/NAREIT Developed Real Estate Index (net) is an index composed of all the data based on the last closing price of the month for all tax- qualified REITs listed on the New York Stock exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value- weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation. FTSE EPRA/NAREIT Developed Real Estate Index (net) is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

***	The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.
****

The Global Real Estate Linked Benchmark represents the return of the FTSE EPRA/NAREIT Equity REIT Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter. The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

118 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account or Policy Charges.
intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,023.50	$1,020.52
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.74	$4.74
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period) .
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Global Real Estate Securities Fund 119

Russell Investment Funds
Global Real Estate Securities Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$

Common Stocks - 95.0%			Sponda OYJ	64,600	304
Australia - 6.5%					800

Australand Property Group(ö)	309,512	1,064	France - 3.5%
BGP Holdings PLC(Å)(Æ)	926,311	—
CFS Retail Property Trust Group(ö)	1,652,922	2,871	Fonciere Des Regions(ö)	975	84
Commonwealth Property Office Fund(ö)	130,700	145	Gecina SA(ö)	16,067	2,123
Cromwell Property Group(ö)	905,932	789	Klepierre - GDR(ö)	129,652	6,007
Dexus Property Group(ö)	6,313,688	5,666	Mercialys SA(ö)	51,703	1,085
Federation Centres, Ltd. (ö)	2,644,112	5,525	Unibail-Rodamco SE(ö)	54,435	13,948
Goodman Group(ö)	1,648,932	6,963			23,247
GPT Group(ö)	125,700	382
Mirvac Group(ö)	3,609,846	5,415	Germany - 1.6%
Stockland(ö)	985,968	3,178	Deutsche Euroshop AG	12,188	533
Westfield Group(ö)	612,666	5,520	Deutsche Wohnen AG	240,632	4,646
Westfield Retail Trust(ö)	1,979,676	5,249	Deutsche Wohnen AG(Æ)	108,347	2,012
		42,767	Gagfah SA(Æ)	92,470	1,362
			GSW Immobilien AG	1,856	72
Austria - 0.1%			LEG Immobilien AG	32,417	1,915
CA Immobilien Anlagen AG(Æ)	4,941	88	TAG Immobilien AG	12,681	153
Conwert Immobilien Invest SE(Æ)	54,285	696			10,693
		784
			Hong Kong - 7.9%
Belgium - 0.0%			Agile Property Holdings, Ltd.	523,000	560
Cofinimmo(ö)	914	113	Champion REIT(Æ)(ö)	471,000	208
			Cheung Kong Holdings, Ltd.	54,000	852
Brazil - 0.2%			Franshion Properties China, Ltd.	1,042,000	363
			Hang Lung Properties, Ltd. - ADR	835,000	2,638
Multiplan Empreendimentos			Henderson Land Development Co. , Ltd.	677,000	3,863
Imobiliarios SA	50,400	1,066	Hongkong Land Holdings, Ltd.	1,456,501	8,594
			Hysan Development Co. , Ltd.	780,000	3,360
Canada - 2.5%			Kerry Logistics Network, Ltd. (Æ)	127,750	182
Allied Properties Real Estate Investment			Kerry Properties, Ltd.	157,500	547
Trust (ö)	127,387	3,928	Link REIT (The)(ö)	927,500	4,497
Boardwalk Real Estate Investment Trust			New World Development Co. , Ltd.	2,808,053	3,546
(ö)	31,800	1,792	Shimao Property Holdings, Ltd.	1,640,500	3,769
Brookfield Office Properties, Inc.	33,465	644	Sino Land Co. , Ltd.	98,000	134
Calloway Real Estate Investment Trust			Sun Hung Kai Properties, Ltd.	806,246	10,225
(ö)	21,700	514	Swire Properties, Ltd.	78,200	198
Canadian Apartment Properties REIT (ö)	106,800	2,137	Wharf Holdings, Ltd.	1,100,789	8,419
Canadian Real Estate Investment					51,955
Trust(ö)	42,000	1,715
Chartwell Retirement Residences (ö)	68,064	640	Israel - 0.0%
Dundee Real Estate Investment Trust (ö)	40,900	1,110	Azrieli Group	1,077	36
First Capital Realty, Inc. Class A	29,800	497
H&R Real Estate Investment Trust(ö)	109,192	2,200
RioCan Real Estate Investment Trust (ö)	58,900	1,373	Japan - 13.6%
		16,550	Activia Properties, Inc. (ö)	323	2,542
			Advance Residence Investment Corp.

China - 0.7%			Class A(ö)	73	157
			Aeon Mall Co. , Ltd.	31,800	891
China Overseas Land & Investment, Ltd.	1,503,600	4,228	AEON REIT Investment Corp. (ö)	249	306
Guangzhou R&F Properties Co. , Ltd.	77,600	113	Frontier Real Estate Investment Corp. (ö)	254	1,254
		4,341	GLP J(ö)	674	658
			Hulic Co. , Ltd.	143,500	2,119
Finland - 0.1%			Industrial & Infrastructure Fund
Citycon OYJ	140,756	496	Investment Corp. (ö)	281	2,340
			Japan Logistics Fund, Inc. Class A(ö)	66	699

See accompanying notes which are an integral part of the financial statements.

120 Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan Prime Realty Investment Corp.			UOL Group, Ltd.	18,000	88
Class A(ö)	951	3,043			27,664
Japan Real Estate Investment Corp.
Class A(ö)	682	3,652	Sweden - 0.9%
Japan Retail Fund Investment Corp.
Class A(ö)	1,631	3,318	Castellum AB	185,092	2,881
Kenedix Realty Investment Corp. Class			Fabege AB	129,855	1,551
A(ö)	480	2,276	Fastighets AB Balder (Æ)	3,631	37
Mitsubishi Estate Co. , Ltd.	701,867	20,960	Hufvudstaden AB Class A	56,655	759
Mitsui Fudosan Co. , Ltd.	681,129	24,481	Wallenstam AB	73	1
Mori Hills REIT Investment Corp. Class			Wihlborgs Fastigheter AB	22,114	396
A(ö)	258	1,710			5,625
Nippon Building Fund, Inc. (ö)	344	1,999
Nippon Prologis REIT, Inc. Class A(ö)	94	898	Switzerland - 0.3%
NTT Urban Development Corp.	27,588	317	PSP Swiss Property AG(Æ)	18,472	1,564
Orix J(ö)	506	633	Swiss Prime Site AG Class A(Æ)	753	58
Sumitomo Realty & Development Co. ,					1,622
Ltd.	243,000	12,068

Tokyo Tatemono Co. , Ltd.	90,000	998	United Kingdom - 6.5%
Tokyu Fudosan Holdings Corp.	109,100	1,026
United Urban Investment Corp. Class			Big Yellow Group PLC(ö)	223,242	1,767
A(ö)	689	990	British Land Co. PLC(ö)	254,251	2,648
		89,335	Capital & Counties Properties PLC	123,944	676
			Derwent London PLC(Ñ)(ö)	90,717	3,748
			Great Portland Estates PLC(ö)	475,313	4,714
Netherlands - 1.1%			Hammerson PLC(ö)	1,289,950	10,722
Corio NV(ö)	67,414	3,020	Intu Properties PLC (ö)	187,470	962
Eurocommercial Properties NV	10,051	427	Land Securities Group PLC(ö)	646,804	10,320
Nieuwe Steen Investments NV(Ñ)(ö)	402,284	2,546	Londonmetric Property PLC(ö)	806,892	1,848
Vastned Retail NV(ö)	6,469	294	Quintain Estates & Development
Wereldhave NV(ö)	14,103	1,109	PLC(Æ)	286,686	449
		7,396	Safestore Holdings PLC(ö)	53,177	142
			Segro PLC(Ñ)(ö)	390,165	2,158
Norway - 0.3%			Shaftesbury PLC(ö)	115,230	1,197
Norwegian Property ASA	1,547,429	1,855	ST Modwen Properties PLC	19,427	118
			Unite Group PLC	213,464	1,424
			Workspace Group PLC(ö)	20,228	177
Singapore - 4.2%					43,070
Ascendas Real Estate Investment
Trust(ö)	769,000	1,340	United States - 45.0%
CapitaCommercial Trust(Æ)(ö)	1,086,000	1,248
CapitaLand, Ltd.	3,401,300	8,166	Acadia Realty Trust(ö)	38,600	958
CapitaMall Trust Class A(ö)	1,952,000	2,947	Alexander & Baldwin, Inc.	5,500	230
CapitaMalls Asia, Ltd.	1,530,000	2,376	Alexandria Real Estate Equities, Inc. (ö)	27,600	1,756
CDL Hospitality Trusts(Æ)(ö)	481,000	625	American Assets Trust, Inc. (ö)	46,008	1,446
City Developments, Ltd.	85,000	647	American Campus Communities, Inc. (ö)	23,441	755
Fortune Real Estate Investment Trust(Æ)			American Homes 4 Rent Class A(ö)	43,630	707
(ö)	116,000	93	American Realty Capital Properties, Inc.
Global Logistic Properties, Ltd. (Ñ)	1,850,000	4,237	(Ñ)(ö)	6,225	80
Keppel Land, Ltd.	416,697	1,103	Apartment Investment & Management
Keppel REIT(ö)	392,000	368	Co. Class A(ö)	95,050	2,463
Mapletree Commercial Trust(ö)	1,000,570	944	Armada Hoffler Properties, Inc. (ö)	34,800	323
Mapletree Greater China Commercial			Ashford Hospitality Prime, Inc. (ö)	999	18
Trust(Æ)(ö)	1,117,900	744	Ashford Hospitality Trust, Inc. (ö)	4,997	41
Mapletree Industrial Trust(Æ)(ö)	290,000	307	AvalonBay Communities, Inc. (ö)	94,813	11,209
Mapletree Logistics Trust(Æ)(ö)	342,000	286	Aviv REIT, Inc. (ö)	43,984	1,043
Perennial China Retail Trust(Æ)(Ñ)	1,174,000	493	BioMed Realty Trust, Inc. (ö)	87,100	1,578
Suntec Real Estate Investment Trust(Æ)			Boston Properties, Inc. (ö)	105,951	10,635
(Ñ)(ö)	1,353,000	1,652	BRE Properties, Inc. Class A(ö)	23,716	1,298
			Brixmor Property Group, Inc. (ö)	68,759	1,398

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 121

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Schedule of Investments, continued — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Brookdale Senior Living, Inc. Class			Ramco-Gershenson Properties Trust(ö)	39,987	630
A(Æ)	39,615	1,077	Realty Income Corp. (ö)	76,797	2,867
Camden Property Trust(ö)	32,800	1,866	Regency Centers Corp. (ö)	119,648	5,540
Cole Real Estate Investment, Inc. (ö)	9,767	137	Retail Opportunity Investments Corp. (ö)	181,682	2,674
Corporate Office Properties Trust(ö)	99,465	2,356	RLJ Lodging Trust(ö)	152,658	3,713
Cousins Properties, Inc. (ö)	251,747	2,594	Sabra Health Care REIT, Inc. (ö)	2,680	70
CubeSmart Class A(ö)	111,145	1,771	Senior Housing Properties Trust(ö)	76,739	1,706
DDR Corp. (ö)	555,281	8,534	Simon Property Group, Inc. (ö)	233,729	35,561
Digital Realty Trust, Inc. (Ñ)(ö)	75,895	3,728	SL Green Realty Corp. (ö)	108,085	9,985
Douglas Emmett, Inc. (ö)	151,172	3,521	Sovran Self Storage, Inc. (ö)	47,169	3,074
Duke Realty Corp. (ö)	120	2	Starwood Hotels & Resorts Worldwide,
DuPont Fabros Technology, Inc. (ö)	70,632	1,746	Inc.	833	66
EastGroup Properties, Inc. (ö)	28,643	1,660	Strategic Hotels & Resorts, Inc. (Æ)(ö)	197,418	1,866
Empire State Realty Trust, Inc. Class			Tanger Factory Outlet Centers, Inc. (ö)	60,504	1,937
A(Ñ)(ö)	260,138	3,980	Taubman Centers, Inc. (ö)	24,200	1,547
EPR Properties(ö)	77,795	3,824	UDR, Inc. (ö)	302,557	7,065
Equity Lifestyle Properties, Inc. Class			Ventas, Inc. (ö)	155,230	8,892
A(ö)	75,637	2,741	Vornado Realty Trust(ö)	123,119	10,931
Equity Residential(ö)	223,999	11,620	WP Carey, Inc. (ö)	451	28
Essex Property Trust, Inc. (Ñ)(ö)	20,512	2,944			296,432
Extra Space Storage, Inc. (ö)	105,827	4,458
Federal Realty Investment Trust(ö)	42,000	4,259	Total Common Stocks
FelCor Lodging Trust, Inc. (ö)	13,735	112	(cost $531,694)		625,351
First Industrial Realty Trust, Inc. (ö)	86,593	1,511
First Potomac Realty Trust(ö)	53,800	626	Short-Term Investments - 4.2%
Forest City Enterprises, Inc. Class A(Æ)	256,368	4,896	United States - 4.2%
Franklin Street Properties Corp. (ö)	6,523	78	Russell U. S. Cash Management Fund	28,005,935 (∞)	28,006
General Growth Properties, Inc. (ö)	120,262	2,414
Glimcher Realty Trust(ö)	102,384	958	Total Short-Term Investments
HCP, Inc. (ö)	161,778	5,876	(cost $28,006)		28,006
Health Care REIT, Inc. (ö)	167,349	8,964	Other Securities - 2.7%
Healthcare Trust of America, Inc. Class			Russell U. S. Cash Collateral Fund(×)	17,596,240 (∞)	17,596
A(ö)	106,368	1,047
Hersha Hospitality Trust Class A(ö)	161,957	902	Total Other Securities
Highwoods Properties, Inc. (ö)	1,748	63	(cost $17,596)		17,596
Hilton Worldwide Holdings, Inc. (Æ)	42,600	948	Total Investments 101.9%
Home Properties, Inc. (ö)	45,370	2,433	(identified cost $577,296)		670,953
Hospitality Properties Trust(ö)	2,103	57
Host Hotels & Resorts, Inc. (ö)	491,452	9,554	Other Assets and Liabilities,
Hudson Pacific Properties, Inc. (ö)	74,500	1,629	Net - (1.9%)		(12,540)
Icad, Inc. (ö)	1,510	141
Inland Real Estate Corp. (ö)	13,103	138	Net Assets - 100.0%		658,413
Kilroy Realty Corp. (ö)	64,132	3,218
Kimco Realty Corp. (ö)	192,009	3,792
Kite Realty Group Trust(ö)	10,398	68
LaSalle Hotel Properties(ö)	68,237	2,105
Liberty Property Trust(ö)	85,200	2,885
Macerich Co. (The)(ö)	67,363	3,967
Mid-America Apartment Communities,
Inc. (Ñ)(ö)	43,855	2,664
National Health Investors, Inc. (ö)	24,500	1,374
National Retail Properties, Inc. (Ñ)(ö)	107,162	3,251
Omega Healthcare Investors, Inc. (ö)	2,909	87
Orient-Express Hotels, Ltd. Class A(Æ)	142,673	2,156
Pebblebrook Hotel Trust(ö)	33	1
Piedmont Office Realty Trust, Inc. Class
A(Ñ)(ö)	173,847	2,872
Prologis, Inc. (ö)	453,338	16,749
PS Business Parks, Inc. (ö)	25,393	1,941
Public Storage(ö)	66,752	10,047

See accompanying notes which are an integral part of the financial statements.
122 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2013

Restricted Securities
Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per	Cost		Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)		(000)
Securities	Date		or Shares	$	$		$
0.0%
BGP Holdings PLC	08/06/09	AUD	926,311	—		—	—
							—
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$

Long Positions
Dow Jones US Real Estate Index Futures	172	USD	4,197	03/14	(10)
FTSE EPRA Europe Index Futures (France)	416	EUR	6,569	03/14	287
Hang Seng Index Futures (Hong Kong)	14	HKD	16,333	01/14	32
MSCI Singapore Index Futures	18	SGD	1,315	01/14	23
S&P Midcap 400 E-Mini Index Futures (Canada)	46	USD	6,161	03/14	191
S&P TSX 60 Index Futures (Canada)	7	CAD	1,093	03/14	31
SPI 200 Index Futures (Australia)	13	AUD	1,728	03/14	71
TOPIX Index Futures (Japan)	28	JPY	364,700	03/14	130
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					755

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Brown Brothers Harriman	USD	89	AUD	100	03/19/14	—
Brown Brothers Harriman	USD	412	EUR	300	03/19/14	—
Brown Brothers Harriman	USD	291	JPY	30,000	03/19/14	(5)
Citibank	USD	89	AUD	100	03/19/14	—
Citibank	USD	94	CAD	100	03/19/14	—
Citibank	USD	137	EUR	100	03/19/14	1
HSBC	USD	914	CAD	972	03/19/14	(1)
JPMorgan Chase	USD	129	HKD	1,000	03/19/14	—
JPMorgan Chase	USD	879	HKD	6,814	03/19/14	—
Royal Bank of Canada	USD	4,256	EUR	3,086	03/19/14	(10)
Royal Bank of Canada	USD	2,897	JPY	296,695	03/19/14	(80)
Standard Chartered	USD	879	HKD	6,814	03/19/14	—
Standard Chartered	USD	441	SGD	551	03/19/14	(4)
State Street	USD	27	AUD	30	01/03/14	—
State Street	USD	89	AUD	100	03/19/14	—
State Street	USD	94	CAD	100	03/19/14	—
State Street	USD	137	EUR	100	03/19/14	—
State Street	USD	138	EUR	100	03/19/14	—
State Street	USD	274	EUR	200	03/19/14	2
State Street	USD	275	EUR	200	03/19/14	—
State Street	USD	4,255	EUR	3,086	03/19/14	(11)
State Street	USD	17	HKD	133	01/02/14	—
State Street	USD	26	HKD	200	01/03/14	—
State Street	USD	129	HKD	1,000	03/19/14	—
State Street	USD	21	JPY	2,167	01/06/14	—

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 123

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Schedule of Investments, continued — December 31, 2013

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	USD	27	JPY	2,808	01/06/14	—
State Street	USD	31	JPY	3,251	01/06/14	—
State Street	USD	25	JPY	2,596	01/07/14	—
State Street	USD	36	JPY	3,767	01/07/14	—
State Street	USD	39	JPY	4,065	01/08/14	—
State Street	USD	71	JPY	7,453	01/08/14	—
State Street	USD	85	JPY	8,989	01/08/14	—
State Street	USD	198	JPY	20,778	01/08/14	—
State Street	USD	95	JPY	10,000	03/19/14	—
State Street	USD	97	JPY	10,000	03/19/14	(2)
State Street	USD	29	SGD	37	01/06/14	—
State Street	USD	159	SGD	200	03/19/14	—
State Street	USD	441	SGD	551	03/19/14	(6)
State Street	AUD	100	USD	89	03/19/14	—
State Street	AUD	150	USD	132	03/19/14	(1)
State Street	CAD	150	USD	140	03/19/14	(1)
State Street	EUR	300	USD	410	03/19/14	(2)
State Street	EUR	500	USD	683	03/19/14	(6)
State Street	HKD	145	USD	19	01/02/14	—
State Street	HKD	50	USD	6	01/03/14	—
State Street	HKD	63	USD	8	01/03/14	—
State Street	HKD	1,000	USD	129	03/19/14	—
State Street	JPY	8,150	USD	78	01/06/14	—
State Street	JPY	11,411	USD	109	01/06/14	1
State Street	JPY	2,532	USD	24	01/07/14	—
State Street	JPY	3,929	USD	37	01/07/14	—
State Street	JPY	30,000	USD	288	03/19/14	3
State Street	SGD	26	USD	20	01/02/14	—
State Street	SGD	92	USD	72	01/02/14	—
State Street	SGD	34	USD	27	01/03/14	—
State Street	SGD	146	USD	116	01/03/14	(1)
State Street	SGD	78	USD	62	01/06/14	—
State Street	SGD	304	USD	240	01/06/14	—
State Street	SGD	120	USD	95	03/19/14	—
UBS	USD	2	AUD	3	01/02/14	—
UBS	USD	—	JPY	—	01/02/14	—
UBS	CAD	2	USD	2	01/02/14	—
UBS	EUR	17	USD	22	01/02/14	—
UBS	HKD	55	USD	7	01/02/14	—
UBS	JPY	—	USD	—	01/02/14	—
UBS	SGD	9	USD	7	01/02/14	—
Westpac Bank	USD	1,437	AUD	1,595	03/19/14	(19)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(142)

See accompanying notes which are an integral part of the financial statements.

124 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2013

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
							% of Net
Portfolio Summary	Level 1	Level 2		Level 3		Total	Assets
Common Stocks
Australia	$42,767	$—	$		—	$42,767	6 . 5
Austria	784	—			—	784	0 . 1
Belgium	113	—			—	113	— *
Brazil	1,066	—			—	1,066	0 . 2
Canada	16,550	—			—	16,550	2 . 5
China	4,341	—			—	4,341	0 . 7
Finland	800	—			—	800	0 . 1
France	23,247	—			—	23,247	3 . 5
Germany	10,693	—			—	10,693	1 . 6
Hong Kong	51,955	—			—	51,955	7 . 9
Israel	36	—			—	36	— *
Japan	89,335	—			—	89,335	13 . 6
Netherlands	7,396	—			—	7,396	1 . 1
Norway	1,855	—			—	1,855	0 . 3
Singapore	27,664	—			—	27,664	4 . 2
Sweden	5,625	—			—	5,625	0 . 9
Switzerland	1,622	—			—	1,622	0 . 3
United Kingdom	43,070	—			—	43,070	6 . 5
United States	296,432	—			—	296,432	45 . 0
Short-Term Investments	—	28,006			—	28,006	4 . 2
Other Securities	—	17,596			—	17,596	2 . 7
Total Investments	625,351	45,602			—	670,953	101 . 9
Other Assets and Liabilities, Net							(1 . 9)
							100 . 0

Other Financial Instruments
Futures Contracts	755	—			—	755	0 . 1
Foreign Currency Exchange Contracts	(2)	(140)			—	(142)	(—) *
Total Other Financial Instruments**	$753	$(140)	$		—	$613
* Less than . 05% of net assets.

**

   Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2013, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 125

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Global Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2013

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7
Variation margin on futures contracts*	765	—
Total	$765	$7

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$10	$—
Unrealized depreciation on foreign currency exchange contracts	—	149
Total	$10	$149

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,717	$—
Foreign currency-related transactions**	—	(382)
Total	$3,717	$(382)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$342	$—
Foreign currency-related transactions***	—	(114)
Total	$342	$(114)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***

Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

126 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2013

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$17,120	$—	$17,120
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	7	—	7
Futures Contracts**	Variation margin on futures contracts	765	—	765
Total		$17,892	$—	$17,892

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount
Barclays	$6,620	$ — $	6,620	$—
Citigroup	2,382	—	2,382	—
Credit Suisse	1,059	—	1,059	—
Deutsche Bank	321	—	321	—
Fidelity	1,325	—	1,325	—
Goldman Sachs	792	—	792	—
Merrill Lynch	473	—	473	—
Morgan Stanley	4,148	—	4,148	—
State Street	6	5	—	1
UBS	766	—	—	766
Total	$17,892	$5	$17,120	$767

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts**	Variation margin on futures contracts	$10	$—	$10
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	149	—	149
Total		$159	$—	$159

Balance Sheet Offsetting of Financial and Derivative Instruments 127

Russell Investment Funds
Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2013

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged	Net Amount
Brown Brothers Harriman	$6	$—	$—	$6
HSBC	1	—	—	1
Royal Bank of Canada	89	—	—	89
Standard Chartered	4	—	—	4
State Street	29	5	—	24
UBS	11	—	11	—
Westpac	19	—	—	19
Total	$159	$5	$11	$143

*	Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

        Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

128 Balance Sheet Offsetting of Financial and Derivative Instruments

Russell Investment Funds
Global Real Estate Securities Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$577,296
Investments, at fair value(*)(>)	670,953
Cash (restricted)(a)	1,570
Foreign currency holdings(^)	1,778
Unrealized appreciation on foreign currency exchange contracts	7
Receivables:
Dividends and interest	2,294
Dividends from affiliated Russell funds	2
Investments sold	2,091
Fund shares sold	26
Foreign capital gains taxes recoverable	170
Variation margin on futures contracts	38
Total assets	678,929

Liabilities
Payables:
Investments purchased	2,124
Fund shares redeemed	49
Accrued fees to affiliates	472
Other accrued expenses	112
Variation margin on futures contracts	14
Unrealized depreciation on foreign currency exchange contracts	149
Payable upon return of securities loaned	17,596
Total liabilities	20,516

Net Assets	$658,413

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 129

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Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — December 31, 2013

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(14,384)
Accumulated net realized gain (loss)	(8,732)
Unrealized appreciation (depreciation) on:
Investments .	93,657
Futures contracts	755
Foreign currency-related transactions	(130)
Shares of beneficial interest	449
Additional paid-in capital	586,798
Net Assets	$658,413
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$14 . 68
Net assets	$658,413,459
Shares outstanding ($. 01 par value)	44,862,588
Amounts in thousands
(^) Foreign currency holdings - cost	$1,770
(*) Securities on loan included in investments	$17,120
(>) Investments in affiliates, Russell U. S. Cash Management Fund and Russell U. S. Cash Collateral Fund	$45,602
(a) Cash Collateral for Futures	$1,570
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

130 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Dividends	$19,419
Dividends from affiliated Russell funds	24
Securities lending income	144
Less foreign taxes withheld	(757)
Total investment income	18,830

Expenses
Advisory fees	5,195
Administrative fees	325
Custodian fees	266
Transfer agent fees	29
Professional fees	86
Trustees’ fees	17
Printing fees	92
Miscellaneous	21
Net expenses	6,031
Net investment income (loss)	12,799

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	40,909
Futures contracts	3,717
Foreign currency-related transactions	(586)
Net realized gain (loss)	44,040
Net change in unrealized appreciation (depreciation) on:
Investments	(35,013)
Futures contracts	342
Foreign currency-related transactions	(90)
Net change in unrealized appreciation (depreciation)	(34,761)
Net realized and unrealized gain (loss)	9,279
Net Increase (Decrease) in Net Assets from Operations	$22,078

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 131

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Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,799	$11,257
Net realized gain (loss)	44,040	23,971
Net change in unrealized appreciation (depreciation)	(34,761)	95,274
Net increase (decrease) in net assets from operations	22,078	130,502

Distributions
From net investment income	(25,921)	(27,834)
From net realized gain	(25,990)	—
Net decrease in net assets from distributions	(51,911)	(27,834)

Share Transactions*
Net increase (decrease) in net assets from share transactions	79,886	34,728
Total Net Increase (Decrease) in Net Assets	50,053	137,396

Net Assets
Beginning of period	608,360	470,964
End of period	$658,413	$608,360
Undistributed (overdistributed) net investment income included in net assets	$(14,384)	$(10,059)

See accompanying notes which are an integral part of the financial statements.

132 Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	4,093	$63,978	2,073	$29,853
Proceeds from reinvestment of distributions	3,486	51,911	1,873	27,834
Payments for shares redeemed	(2,308)	(36,003)	(1,596)	(22,959)
Total increase (decrease)	5,271	$79,886	2,350	$34,728

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 133

Russell Investment Funds

Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	15 . 37	. 31	. 24	. 55	( . 63)	( . 61)
December 31, 2012	12 . 65	. 30	3 . 15	3 . 45	( . 73)	—
December 31, 2011	13 . 92	. 29	(1 . 25)	( . 96)	( . 31)	—
December 31, 2010	11 . 58	. 33	2 . 29	2 . 62	( . 28)	—
December 31, 2009	9 . 30	. 30	2 . 41	2 . 71	( . 43)	—

See accompanying notes which are an integral part of the financial statements.

134 Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1 . 24)	14 . 68	3 . 70	658,413	. 93	. 93	1 . 97	72
( . 73)	15 . 37	27 . 56	608,360	. 95	. 95	2 . 08	59
( . 31)	12 . 65	(7 . 05)	470,964	. 95	. 95	2 . 11	57
( . 28)	13 . 92	22 . 92	493,896	. 99	. 99	2 . 62	150
( . 43)	11 . 58	31 . 16	410,708	. 97	. 97	3 . 36	110

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 135

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2013

Footnotes:
(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT) .
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(~ )	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by U. S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(Ø)	In default.
(ß)	Illiquid security.
(x)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Note 2.
(∞)	Unrounded units

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933. ADR - American Depositary Receipt ADS - American Depositary Share BBSW - Bank Bill Swap Reference Rate CIBOR - Copenhagen Interbank Offered Rate CME - Chicago Mercantile Exchange CMO - Collateralized Mortgage Obligation CVO - Contingent Value Obligation EMU - European Economic and Monetary Union EURIBOR - Euro Interbank Offered Bank FDIC - Federal Deposit Insurance Company GDR - Global Depositary Receipt GDS - Global Depositary Share LIBOR - London Interbank Offered Rate NIBOR - Norwegian Interbank Offered Rate PIK - Payment in Kind REMIC - Real Estate Mortgage Investment Conduit STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security UK - United Kingdom

136 Notes to Schedules of Investments

Russell Investment Funds

Notes to Schedules of Investments, continued — December 31, 2013

Foreign Currency Abbreviations:
ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR – Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
HKD – Hong Kong dollar	PHP – Philippine peso

Notes to Schedules of Investments 137

Russell Investment Funds

Notes to Financial Highlights — December 31, 2013

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and for certain funds, custody credit arrangements.
(c)	Less than $. 01 per share.
(d)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

138 Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2013

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 9 different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The
Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment
Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The
Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent the fair value of such short-term debt obligation securities. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the
NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain

Notes to Financial Statements 139

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013 foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the NAV of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter (“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest

140 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013 primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of significant events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The Multi-Style Equity, Global Real Estate Securities and Aggressive Equity Funds had no transfers between Levels 1, 2, and 3 for the period ended December 31, 2013.

At the beginning of the period, the Non-U.S. Fund had transfers out of Level 1 into Level 2 representing financial instruments for which restrictions existed and adjustments were made to the otherwise observable price to reflect their fair value. At the end of the period, the Non-U.S. Fund has transfers out of Level 2 back into Level 1 since no fair value pricing was applied. As of December 31, 2013, the amount transferred from Level 2 to Level 1 was $174,792,620.

The Core Bond Fund had transfers out of Level 3 into Level 2 representing financial instruments for which approved pricing became available. The amounts transferred were as follows:

Core Bond Fund

$ 1,268,043

Level 3 Fair Value Investments

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows: Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases (decreases) in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain of the Funds’ debt securities is the yield to worst ratio. Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

If third party evaluated vendor pricing is neither available or deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising

Notes to Financial Statements 141

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013 this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2010 through December 31, 2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and mid-December	Multi-Style Equity, Aggressive Equity, Core Bond and Global
Real Estate Securities Funds
Annually	Mid-December	Non-U. S. Fund

142 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.
(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2013. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. The Non-U.S. and Global Real Estate Securities Funds had deferred capital gains tax liability of $9,587 and $0, respectively, as of December 31, 2013. The Non-U.S. Fund had a $527 included in net realized gain (loss) on investments in the statements of operations related to capital gains taxes for the period ended December 31, 2013.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The

Notes to Financial Statements 143

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013

Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange traded or cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-traded and cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of Operations, for the period ended December 31, 2013, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended December 31, 2013, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds

Strategies

Non-U.S. Fund Exposing cash to markets and trade settlement Core Bond Fund Return enhancement and hedging Global Real Estate Securities Fund Exposing cash to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Non-U. S. Fund	$20,245,033	$25,910,875	$34,749,898	$29,561,688
Core Bond Fund	224,133,730	244,800,863	186,966,391	274,727,541
Global Real Estate Securities Fund	17,240,083	13,606,584	28,186,323	22,458,128
		Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Non-U. S. Fund	$20,164,938	$26,355,711	$34,385,109	$29,647,401
Core Bond Fund	217,408,778	229,931,399	187,866,585	272,702,022
Global Real Estate Securities Fund	17,244,672	13,779,493	28,036,958	22,592,115

Options

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The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell (write) call and put options on foreign currencies. The Funds may utilize options to expose cash to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December 31, 2013, the Core Bond Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s options contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Option Contracts Outstanding
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Core Bond Fund	179	81	26	54

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts). The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance-sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2013, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds
Multi-Style Equity Fund
Aggressive Equity Fund
Non-U.S. Fund
Core Bond Fund
Global Real Estate Securities Fund

Strategies
Exposing cash to markets
Exposing cash to markets
Hedging and exposing cash to markets
Return enhancement, hedging and exposing cash to markets
Exposing cash to markets

The Funds’ futures contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of all futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

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		Number of Futures Contracts Outstanding
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Multi-Style Equity Fund	305	282	337	306
Aggressive Equity Fund	64	70	119	112
Non-U. S. Fund	244	655	868	925
Core Bond Fund	1,033	908	1,657	2,397
Global Real Estate Securities Fund	588	392	405	714

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, index (total return) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. The Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet the credit quality limitations of RIMCo. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long-term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate or government issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement or cash settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has

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occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Fund is the seller of protection, are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should

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a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset ha declined.

For the period ended December 31, 2013, the Core Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Core Bond Fund	$ 43,878,699	$38,478,699	$15,178,699	$ 9,578,699

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended December 31, 2013, the Core Bond Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Core Bond Fund	$ 108,905,000	$ 116,845,000	$ 115,795,000	$ 303,430,000

Index Swaps

Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2013, the Core Bond Fund entered into index swaps primarily for the strategy of exposing cash to markets.

The Core Bond Fund’s index swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet the strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

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		Index Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Core Bond Fund	$ 72,438,494	$55,913,955	$ 101,136,139	$ 97,616,049

Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

For the period ended December 31, 2013, none of the Funds entered into currency swaps.

Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities

Effective during interim and annual periods beginning on or after January 1, 2013, U.S. GAAP requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effects of such arrangements on the balance sheet. This Accounting Standards Update (“ASU”) requires an entity to disclose certain financial and derivative instruments, including derivatives, repurchase and reverse repurchase agreements and securities lending arrangements, on a gross basis as well as applicable amounts related to financial collateral.

Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA, Master Repo and Master Forward Agreements. The Funds employ multiple money managers and counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund

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may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. As of December 31, 2013, the Core Bond Fund had no unfunded loan commitments.

Certificates of Participation

Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Emerging Markets Securities

The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

The Core Bond Fund may invest in emerging markets debt. The Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. The Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

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The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case

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the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Forward Commitments

The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

152 Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2013

A to be announced (“TBA”) security is a forward mortgage-backed securities trade which the Core Bond Fund may invest in. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.

3. Investment Transactions

Securities

During the period ended December 31, 2013, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Multi-Style Equity Fund	$352,686,230	$386,266,229
Aggressive Equity Fund	154,989,576	180,321,373
Non-U. S. Fund	131,369,739	133,256,161
Core Bond Fund	330,910,542	278,015,886
Global Real Estate Securities Fund	494,296,161	448,509,217

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$579,197,449	$515,291,801

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of December 31, 2013, to the extent that a loan was collateralized by cash, such collateral

Notes to Financial Statements 153

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Notes to Financial Statements, continued — December 31, 2013 was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by BBH and approved by RIMCo. Each Fund that participates in the securities lending program has cash collateral invested in the Russell U.S. Cash Collateral Fund.

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended December 31, 2013, the Funds’ custodian fees were not reduced under these arrangements.

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture Services and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within Russell Investment Company (“RIC”) and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.

Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.

Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

154 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013

Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to RIMCo.

4. Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of December 31, 2013, the Funds had invested $261,376,507 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $50,978,130 is invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

The following shows the respective totals for advisory and administrative fees for the period ended December 31, 2013:

Annual Rate
Funds	Adviser		Administrator
Multi-Style Equity Fund		. 73%	. 05%
Aggressive Equity Fund		. 90	. 05
Non-U. S. Fund		. 90	. 05
Core Bond Fund		. 55	. 05
Global Real Estate Securities Fund		. 80	. 05

	Advisory	Administrative
Multi-Style Equity Fund	$3,177,534	$217,605
Aggressive Equity Fund	1,910,412	106,117
Non-U. S. Fund	3,444,343	191,320
Core Bond Fund	3,920,971	356,391
Global Real Estate Securities Fund	5,194,702	324,613

RIMCo has agreed to certain waivers of its advisory fees as follows:

For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2014, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2013 was $106,134. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2014, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2013 was $191,352. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2014, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2013 was $356,452. There were no reimbursements during the period.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2013 were as follows:

Notes to Financial Statements 155

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013

Amount
Multi-Style Equity Fund	$19,152
Aggressive Equity Fund	9,340
Non-U. S. Fund	16,839
Core Bond Fund	31,368
Global Real Estate Securities Fund	28,571

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for RIF, pursuant to the distribution agreement with RIF. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2013 were as follows:

	Multi-Style Equity Fund	Aggressive Equity	Non-U. S. Fund	Core Bond	Global Real Estate Securities Fund
Advisory fees	$ 287,124	$ 165,784	$299,446	$ 321,310	$439,475
Administration fees	19,423	9,637	17,403	31,734	27,113
Transfer agent fees	1,708	845	1,530	2,788	2,363
Trustee fees	1,800	819	1,594	3,108	2,700
	$310,055	$ 177,085	$ 319,973	$358,940	$471,651

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended December 31, 2013 were as follows:

Amount
Multi-Style Equity Fund	$19,152
Aggressive Equity Fund	9,340
Non-U. S. Fund	16,839
Core Bond Fund	31,368
Global Real Estate Securities Fund	28,571

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act.

During the period ended December 31, 2013, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 37 funds, RIF, which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $87,000 per year (effective January 1, 2014, $96,000), each of its interested Trustees a retainer of $75,000 per year and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the

156 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2013

Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $75,000 (effective January 1, 2014, $85,000). Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

5. Federal Income Taxes

At December 31, 2013, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

				No
				Expiration
	Funds	12/31/2016	12/31/2017	Short-Term	Totals

Non-U. S. Fund		$16,972,958	$51,040,031	$ —	$68,012,989
Core Bond Fund		$ —	$ —	16,432	16,432

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2013, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

					Global Real Estate
	Multi-Style Equity Fund	Aggressive Equity Fund Non-U. S. Fund		Core Bond Fund	Securities Fund
Cost of Investments	$ 376,960,568	$ 208,425,399	$ 338,670,655	830,833,302	$ 597,897,236
Unrealized Appreciation	$ 108,364,270	$ 49,640,727	$ 96,536,044	12,166,091	$86,555,439
Unrealized Depreciation	$ (2,554,087)	$ (2,915,027)	$ (7,680,292)	(9,196,599)	$(13,499,431)
Net Unrealized Appreciation (Depreciation)	$ 105,810,183	$ 46,725,700	$ 88,855,752	2,969,492	$73,056,008
Undistributed Ordinary Income	$ 1,130,290	$ 1,647,844	$ 4,583,104	2,939,466	$ —
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$ 9,169,992	$ 6,881,814	$ (68,012,989)	(16,432) $	$ —
Tax Composition of Distributions
Ordinary Income	$ 5,309,543	$ 5,324,281	$ 7,652,712	10,400,872	$ 24,830,706
Long-Term Capital Gains	$ 24,505,012	$ 12,077,067	$ —	1,844,824	$ 27,080,244
Distributions in Excess	$ —	$ —	$ —	— $	—

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2013 to December 31, 2013, and treat it as arising in the fiscal year 2014. As of December 31, 2013, the Funds had realized a capital loss as follows:

Global Real Estate Securities Fund	$1,367,788
Core Bond Fund	$3,194,176

As permitted by tax regulations, Global Real Estate Securities Fund intends to defer a late year ordinary loss incurred from November 1, 2013 to December 31, 2013, and treat it as arising in the fiscal year 2014. As of December 31, 2013, the Fund had deferred an ordinary loss of $ 1,097,226.

6. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and

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Notes to Financial Statements, continued — December 31, 2013 the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2013, the Funds presented herein did not borrow or lend through the interfund lending program.

7. Record Ownership

As of December 31, 2013, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholder in each Fund.

	# of
	Shareholders	%
Multi-Style Equity Fund	2	79 . 7
Aggressive Equity Fund	2	81 . 8
Non-U. S. Fund	3	80 . 7
Core Bond Fund	3	83 . 8
Global Real Estate Securities Fund	2	91 . 8

8 . Pending Legal Proceedings

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten RIC funds, the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten Funds, none of these ten Funds are themselves parties to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of these funds. The plaintiffs seek recovery of the amount of compensation or payments received from these ten Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

9. Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

10. Subsequent Events

Management has evaluated the events and /or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

158 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the "Funds") at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December  31, 2013 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm 159

Russell Investment Funds

Tax Information — December 31, 2013 (Unaudited)

For the tax year ended December 31, 2013, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100.0%
Aggressive Equity	32.0%
Non-U. S.	0%
Global Real Estate Securities	0%
Core Bond	0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2013:

Multi-Style Equity	$24,505,012
Aggressive Equity	$12,077,067
Global Real Estate Securities	$27,080,244
Core Bond	$1,844,824

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share

Non-US	$891,821	$0.0256	$10,201,784	$0.2932

Global Real Estate Securities	655,530	0.0179	10,715,161	0.2388

Please consult a tax adviser for any questions about federal or state income tax laws.

160 Tax Information

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) on at least an annual basis and that the terms and conditions of the RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreement and the portfolio management contracts at a meeting held in person on April  18, 2013 (the “Annual Agreement Evaluation Meeting”) and considered and approved the continuation again at a meeting held in person on August 26-27, 2013 (the “August Agreement Evaluation Meeting,” and with the Annual Agreement Evaluation Meeting, the “2013 Agreement Evaluation Meetings”). Approval of the continuation of the RIMCo Agreement and each portfolio management contract at the August Agreement Evaluation Meeting was not required under the 1940 Act or by the terms and conditions of the RIMCo Agreement or portfolio management contracts but rather was considered again to allow a rescheduling of the annual agreement evaluation meetings to later in the calendar year, beginning in 2014, in line with the terms and conditions of the RIMCo Agreement and the portfolio management contracts and the provisions of the 1940 Act requiring that the RIMCo Agreement be approved on an annual basis. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the review of the RIMCo Agreement at the Annual Agreement Evaluation Meeting, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time ended December 31, 2012 with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In preparing the Third-Party Information for the Annual Agreement Evaluation Meeting, the third-party service provider initially changed its methodology for selection of the Expense Universe Comparable Funds from that used in prior years to exclude peer funds with distribution or shareholder servicing fees even though their investment objectives were generally comparable to the Funds’ objectives. In RIMCo’s judgment, this change in methodology arbitrarily resulted in a significant reduction in the number of funds in the Expense Universe and made the operating expense comparisons in the Third-Party Information less meaningful. After discussions with the Board’s independent Chair, RIMCo requested, and the third-party information provider furnished supplementally, the Third-Party Information reflecting the methodologies for selection of the Expense Universe Comparable Funds by the third-party service provider used in 2012. The Board focused on the supplemental Third-Party Information in conducting its evaluations. In general, the operating expense comparisons between the Funds and their Comparable Funds in the supplemental Third-Party Information were more favorable. In the case of certain, but not all, Funds, the Third-Party Information also reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreement and portfolio management contracts are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations at the 2013 Agreement Evaluation Meetings also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. Prior to the 2013 Agreement Evaluation Meetings, the Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

On April 9, 2013, the Independent Trustees, in preparation for the Annual Agreement Evaluation Meeting, met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. On April 17, 2013, the Independent Trustees met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Annual Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Annual

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Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Annual Agreement Evaluation Meeting is included in the Agreement Evaluation Information. Prior to voting at the Annual Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Annual Agreement Evaluation Meeting.

In preparation for the August Agreement Evaluation Meeting, the Independent Trustees informed RIMCo of their intention to rely substantially upon the Agreement Evaluation Information in considering the continuation of the RIMCo Agreement if, and to the extent that, such information continued to be accurate and complete as of the date of the August Agreement Evaluation Meeting and such Agreement Evaluation Information continued to provide such information as would be reasonably necessary to evaluate the terms of the RIMCo Agreement. The Board requested that RIMCo provide any and all updated or supplemental information which, taken together with the Agreement Evaluation Information, would be reasonably necessary for the Board to consider at the August Agreement Evaluation Meeting the continuation of the RIMCo Agreement and the portfolio management contracts (“Supplemental Agreement Evaluation Information”).

At the August Agreement Evaluation Meeting, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or the Fund’s management were present, to review the proposed continuance of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, including the Third-Party Information and the Supplemental Agreement Evaluation Information. The Independent Trustees recalled and considered the factors and the findings that they reached in respect of those factors at the Annual Agreement Evaluation Meeting based upon the Agreement Evaluation Information, including the presentations made and the discussions that took place at that meeting, and reviewed the Supplemental Agreement Evaluation Information received to that date. The Independent Trustees noted that the Annual Agreement Evaluation Meeting preceded the August Agreement Evaluation Meeting by only four months and that the Supplemental Agreement Evaluation Information did not include any information that, in their judgment, adversely affected the bases of their evaluations and findings at the Annual Agreement Evaluation Meeting. At the August Agreement Evaluation Meeting, materials provided and presentations made by RIMCo again encompassed the Funds. Among other things, RIMCo provided updated performance information for the Funds in the quarterly information and reports. Information received by the Board, including the Independent Trustees, at the August Agreement Evaluation Meeting, including regular quarterly information and reports, is included in the Supplemental Agreement Evaluation Information. Prior to voting at the August Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider continuation of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, the Supplemental Agreement Evaluation Information and discussions and reviews conducted at the 2013 Agreement Evaluation Meetings.

The discussion below reflects all of the above reviews.

In evaluating the portfolio management contracts at the 2013 Agreement Evaluation Meetings, the Board considered that each of the Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages the investment of each Fund’s cash and also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Fund, RIMCo is responsible for, among

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other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees at the 2013 Agreement Evaluation Meetings considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCO Agreement, including the following:

1	.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;
2	.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;
3	.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;
4	.	Information provided by RIMCo as to expenses incurred by the Fund;
5	.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the
Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board at the 2013 Agreement Evaluation Meetings discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the prior year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds from such changes at either of the 2013 Agreement Evaluation Meetings. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, in addition to managing the investment of each Fund’s cash, may directly manage a portion of certain Funds (the “Participating Funds”) pursuant to the RIMCo Agreement, the actual allocation being determined from time to time by the

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Participating Funds’ RIMCo portfolio manager. During 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Fund characteristics consistent with the Participating Funds’ investment objectives and strategies. Participating Fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector) or to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for the Participating Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Fund’s assets directly managed by RIMCo, RIMCo may purchase common stocks, exchange-traded funds, exchange-traded notes, short-term investments or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating Fund. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves, determine to not be fully invested, or adjust exposures through the cash equitization process. RIMCo’s Direct Management Services are not intended, and are not expected to be, a primary driver of Participating Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of the Participating Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Funds; the limited amount of assets that are managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate investment Advisory Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Participating Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons. Among other things, RIMCo noted that meaningful comparisons of advisory fees between funds affiliated with insurance companies issuing variable annuity and life policies and non-affiliated funds, such as the Funds, are difficult as insurance companies may allocate fees between the investment policies and their underlying funds. The Board determined that it would continue to monitor the Funds’ Advisory Fees against the Funds’ Comparable Funds’ advisory fees.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

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Based upon information provided by RIMCo, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies by two insurance companies. At the Annual Agreement Evaluation Meeting, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Funds, including the variability of Money Manager investment advisory fees.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the RIF Multi-Style Equity Fund and the RIF Core Bond Fund ranked in the third quintile of its Expense Universe. The total expenses for each of the other Funds ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Annual Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, at the Annual Agreement Evaluation Meeting found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund in light of various factors, including the the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Funds, including the variability of Money Manager investment advisory fees. Based upon the Agreement Evaluation Information, the Supplemental Agreement Evaluation Information and other information previously received by the Board from RIMCo during the course of the year, or presented at or in connection with the 2013 Agreement Evaluation Meetings by RIMCo, the Board confirmed each of the foregoing findings at the August Agreement Evaluation Meeting.

The Board at the 2013 Agreement Evaluation Meetings concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund at the 2013 Agreement Evaluation Meetings, the performance of each of the Funds would be consistent with continuation of the RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December  31, 2012 as most relevant but also considered Fund performance for the 1-year and5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo during 2012 to enhance the performance of certain Funds, including a large number of changes in Money Managers

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and, in the case of Participating Funds, RIMCo’s implementation of its Direct Management Services which were not yet reflected in Fund investment results.

With respect to the RIF Aggressive Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 1-year period ended December 31, 2012 and was ranked in the fourth and fifth quintiles for the 3- and 5-year periods ended such date, respectively. RIMCo noted that, effective May 1, 2012, the Fund’s investment strategy changed from investing principally in small and mid-cap securities to investing principally in small cap securities. RIMCo attributed the Fund’s relative underperformance for the 3-year period to the smaller cap profile of the Performance Universe before the Fund’s investment strategy change. Prior to the Fund’s investment strategy change, the Fund’s larger market cap profile resulted in a larger cap, higher quality investment strategy which underperformed the smaller cap, higher risk profile of the other Performance Universe funds significantly in the market environments during the 3- and 5-year periods.

With respect to the RIF Non-U.S. Fund, the Third-Party Information showed that the Fund’s performance for the 1- and 5-year periods ended December 31, 2012 was ranked in the third quintile of its Performance Universe and ranked in the fourth quintile of the Performance Universe for the 3-year period ended such date. RIMCo noted that the Fund’s performance relative to its Performance Universe has been affected negatively by its holdings in European financials, although these positions had produced more positive results recently, and its underweight to Australian banks which were leading bank performers but, among other things, were viewed by the Fund’s Money Managers as expensive relative to global peers. Moreover, the Fund’s allocation to sectors that are more sensitive to economic growth than traditional defensive sectors detracted from Fund performance as the global economic crisis continued and consumers and businesses reduced spending. RIMCo noted that the Fund outperformed its benchmark over the 3-year period.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact relative performance for the 3- and 5-year periods ended December 31, 2012. The Board also considered the large number of Money Manager changes that were made in 2012 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services was not yet reflected in the investment results for Participating Funds.

Based upon its consideration of the foregoing and other relevant factors, the Board at each of the 2013 Agreement Evaluation Meetings concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

In connection with the 2013 Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year and at the 2013 Agreement Evaluation Meetings from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation Information described, and at the Annual Agreement Evaluation Meeting the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. At the Annual Agreement Evaluation Meeting, the Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Funds and percentage of Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Fund portfolio transactions. The CCO and RIMCo do not obtain, and therefore neither the Agreement Evaluation Information nor the Supplemental Agreement Evaluation Information included, information regarding the value of soft dollar benefits derived by Money Managers from Fund portfolio transactions. RIMCo recommended at each of the 2013 Agreement Evaluation Meetings that each Money Manager be retained at its current fee rate. RIMCo recommended at the August Agreement

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Evaluation Meeting that each Money Manager be retained at its current fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. In its evaluations at the 2013 Agreement Evaluation Meetings, the Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board at the Annual Agreement Evaluation Meeting concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders. The Board on the basis of the Agreement Evaluation Information and the Supplemental Agreement Evaluation Information confirmed such conclusions at the August Agreement Evaluation Meeting.

In their deliberations at the 2013 Agreement Evaluation Meetings, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

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Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2013 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2013 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your insurance company for further details.

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Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2013 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds. Effective December 31, 2013, Mr. Fine and Ms. Weston retired from the Board and no longer serve as Trustees of the Russell Fund Complex. Effective January 1, 2014, Katherine W. Krysty was elected to the Board and began serving as a Trustee of the Russell Fund Complex. Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individual as well as experience as a certified public accountant and a member of the boards of other corporations and non-profit organizations.

Disclosure of Information about Fund Trustees and Officers 169

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

INTERESTED TRUSTEES
# Sandra Cavanaugh,	President and Chief	Until successor	•	President and CEO RIC, RIF and	47	None
Born May 10, 1954	Executive Officer since	is chosen and		RET
	2010	qualified by	•	Chairman of the Board, Co-
1301 Second Avenue,		Trustees		President and CEO, Russell
18th Floor, Seattle, WA	Trustee since 2010			Financial Services, Inc. (RFS)
98101		Appointed until	•	Chairman of the Board, President
		successor is		and CEO, Russell Fund Services
		duly elected and		Company (“RFSC”)
		qualified	•	Director, RIMCo
			•	Chairman of the Board, President
and CEO, Russell Insurance
Agency, Inc. (“RIA”) (insurance
agency)
			•	May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc.
(investment company)

## Daniel P. Connealy,	Trustee since 2003	Appointed until	•	June 2004 to present, Senior Vice	47	None
Born June 6, 1946		successor is		President and Chief Financial
		duly elected and		Officer, Waddell & Reed Financial,
1301 Second Avenue, 18th		qualified		Inc. (investment company)
Floor, Seattle, WA
98101

### Jonathan Fine,	Trustee since 2004	Appointed until	•	President and Chief Executive	47	None
Born July 8, 1954		successor is		Officer, United Way of King
		duly elected and		County, WA (charitable
1301 Second Avenue,		qualified		organization)
18 th Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.

# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

## Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore classified as an Interested Trustee.

### Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC. Effective December 31, 2013, Mr. Fine retired from the Board and no longer serves as a Trustee.

170 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Positions(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office		Past 5 Years	by Trustee	Past 5 Years

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	•	Senior Vice President, Larco	47	None
Born April 7, 1945		successor is		Investments, Ltd. (real estate firm)
	Chairman of the	duly elected and
1301 Second Avenue,	Investment Committee	qualified
18th Floor, Seattle, WA	since 2010
98101		Appointed until
successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	•	Director and Chairman of the	47	•Director,
Born January 22, 1954		successor is		Audit Committee, Avista Corp		Avista Corp
	Chairman since 2005	duly elected and		(electric utilities)		(electric
1301 Second Avenue,		qualified	•	Regent, University of Washington		utilities);
18 th Floor, Seattle, WA			•	President, Kristianne Gates Blake,		•Until
98101		Annual		P. S. (accounting services)		December 31,
			•	Until December 31, 2013, Trustee		2013, Trustee,
				and Chairman of the Operations		Principal
				Committee, Principal Investors		Investors Funds
				Funds and Principal Variable		(investment
				Contracts Funds (investment		company);
				company)		•Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)

Cheryl Burgermeister,	Trustee since 2012	Appointed until	•	Retired	47	•Trustee and
Born June 26, 1951		successor is	•	Trustee and Chairperson of Audit		Chairperson
		duly elected and		Committee, Select Sector SPDR		of Audit
1301 Second Avenue,		qualified		Funds (investment company)		Committee,
18 th Floor, Seattle, WA			•	Trustee and Finance Committee		Select Sector
98101				Member/Chairman, Portland		SPDR Funds
				Community College (charitable		(investment
				organization)		company)
•Trustee, ALPS
Series Trust
(investment
company)

Disclosure of Information about Fund Trustees and Officers 171

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

INDEPENDENT TRUSTEES (continued)
Katherine W. Krysty**,	Trustee since 2014	Appointed until	•	Retired	47	None
Born December 3, 1951		successor is	•	Until February 2013, President
		duly elected and		Emerita, Laird Norton Wealth
1301 Second Avenue,		qualified		Management (investments company)
18th Floor, Seattle, WA			•	April 2003 to December 2010, Chief
98101				Executive Officer of Laird Norton
Wealth Management (investment
company)

Raymond P. Tennison, Jr. ,	Trustee since 2000	Appointed until	•	Vice Chairman of the Board,	47	None
Born December 21, 1955		successor is		Simpson Investment Company
	Chairman of	duly elected and		(paper and forest products)
1301 Second Avenue	the Nominating	qualified	•	Until November 2010, President,
18 th Floor, Seattle, WA	and Governance			Simpson Investment Company
98101	Committee since	Appointed until		and several additional subsidiary
	2007	successor is		companies, including Simpson
		duly elected and		Timber Company, Simpson Paper
		qualified		Company and Simpson Tacoma
Kraft Company

Jack R. Thompson,	Trustee since 2005	Appointed until	•	September 2003 to September	47	•Director,
Born March 21, 1949		successor is		2009, Independent Board Chair		Board Chairman
	Chairman of the	duly elected and		and Chairman of the Audit		and Chairman
1301 Second Avenue,	Audit Committee	qualified		Committee, Sparx Asia Funds		of the Audit
18 th Floor, Seattle, WA	since 2012			(investment company)		Committee,
98101		Appointed until	•	September 2007 to September		Life Vantage
		successor is		2010, Director, Board Chairman		Corporation
		duly elected and		and Chairman of the Audit		until September
		qualified		Committee, LifeVantage		2010 (health
				Corporation (health products		products
				company)		company);
•Director, Sparx
Asia Funds
until 2009
(investment
company)

Julie W. Weston***,	Trustee since 2002	Appointed until	•	Retired	47	None
Born October 2, 1943		successor is
duly elected and
1301 Second Avenue,		qualified
18 th Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.

** Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

***Effective December 31, 2013, Ms. Weston retired from the board and no longer serves as Trustee.

172 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

TRUSTEE EMERITUS
George F. Russell, Jr. ,	Trustee Emeritus and	Until resignation	•	Director Emeritus, Frank Russell	47	None
Born July 3, 1932	Chairman Emeritus	or removal		Company (investment consultant
	since 1999			to institutional investors (“FRC”))
1301 Second Avenue,				and RIMCo
18th Floor, Seattle, WA			•	Chairman Emeritus, RIC and
98101				RIF; Russell Implementation
Services Inc. (broker-dealer and
investment adviser (“RIS”));
Russell 20-20 Association
(non-profit corporation); and
Russell Trust Company
(non-depository trust company
(“RTC”))
			•	Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 173

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

Positions(s) Held
Name,	With Fund and	Term		Principal Occupation(s)
Age,	Length of	of		During the
Address	Time Served	Office		Past 5 Years

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	•	Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	•	Chief Compliance Officer, RFSC and U. S. One Inc.
		Trustees	•	2005-2011 Chief Compliance Officer, RIMCo
1301 Second Avenue
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	•	CEO, U. S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	•	President and CEO, RIC, RIF and RET
	since 2010	qualified by	•	Chairman of the Board, Co-President and CEO, RFS
1301 Second Avenue,		Trustees	•	Chairman of the Board, President and CEO, RFSC
18 th Floor, Seattle, WA			•	Director, RIMCo
98101			•	May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	•	Treasurer, Chief Accounting Officer and CFO, RIC, RIF and
Born November 26, 1963	Accounting Officer	is chosen and		RET
	since 1998	qualified by	•	Director, RIMCo, RFSC, Russell Trust Company (“RTC”)
1301 Second Avenue		Trustees		and RFS
18 th Floor, Seattle, WA			•	Head of North America Operations, Russell Investments
98101			•	May 2009 to October 2011, Global Head of Fund Operations,
Russell Investments
			•	1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey	Chief Investment	Until removed by	•	Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	•	Chief Investment Officer, RIC, RIF and RET
			•	Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,			•	Director, RTC, RIS and Russell Investments Delaware, Inc.
18 th Floor, Seattle WA			•	Board of Managers, Russell Institutional Funds
98101				Management, Inc.
			•	2008 to 2013 Chief Investment Officer, Fixed Income,
Russell Investments

Mary Beth Rhoden	Secretary since 2010	Until successor	•	Associate General Counsel, Russell Investments
Albaneze,		is chosen and	•	Secretary, RIMCo, RFSC and RFS
Born April 25, 1969		qualified by	•	Secretary and Chief Legal Officer, RIC, RIF and RET
		Trustees	•	Assistant Secretary, RFS, RIA and U. S. One Inc.
1301 Second Avenue,			•	1999 to 2010 Assistant Secretary, RIC and RIF
18 th Floor, Seattle, WA
98101

174 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
1301 Second Avenue, Seattle, Washington 98101
(800) 787-7354

Interested Trustees	Seattle, WA 98101
Sandra Cavanaugh	Independent Registered Public Accounting Firm
Daniel P. Connealy	PricewaterhouseCoopers LLP
Jonathan Fine(1)	1420 5th Avenue, Suite 1900
Independent Trustees	Seattle, WA 98101
Thaddas L. Alston	Money Managers as of December 31, 2013
Kristianne Blake	Multi-Style Equity Fund
Cheryl Burgermeister	Columbus Circle Investors, Stamford, CT
Katherine W. Krysty(2)	DePrince, Race & Zollo, Inc. , Winter Park, FL
Raymond P. Tennison, Jr.	Institutional Capital LLC, Chicago, IL
Jack R. Thompson	Jacobs Levy Equity Management, Inc. , Florham Park, NJ
Julie W. Weston(1)	Mar Vista Investment Partners, LLC, Los Angeles, CA
Trustee Emeritus	Suffolk Capital Management, LLC, New York, NY
George F. Russell, Jr.	Sustainable Growth Advisers, LP, Stamford, CT
Officers	Aggressive Equity Fund
Sandra Cavanaugh, President and Chief Executive Officer	Conestoga Capital Advisors, LLC, Radnor, PA
Cheryl Wichers, Chief Compliance Officer	DePrince, Race & Zollo, Inc. , Winter Park, FL
Jeffrey T. Hussey, Chief Investment Officer	Jacobs Levy Equity Management, Inc. , Florham Park, NJ
Mark E. Swanson, Treasurer and Chief Accounting Officer	Ranger Investment Management, L. P. , Dallas, TX
Mary Beth Rhoden Albaneze, Secretary	RBC Global Asset Management (U. S. ) Inc. , Minneapolis, MN
Adviser	J. P. Morgan Investment Management Inc. , New York, NY
Russell Investment Management Company	Signia Capital Management LLC, Spokane, WA
1301 Second Avenue	Non-U. S. Fund
Seattle, WA 98101	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Administrator and Transfer and Dividend Disbursing	MFS Institutional Advisors Inc. , Boston, MA
Agent	Pzena Investment Management LLC, New York, NY
William Blair & Company L. L. C. , Chicago, IL

1301 Russell Second Fund Avenue Services Company	Core Bond Fund
Seattle, WA 98101	Colchester Global Investors Ltd, London, England
Custodian	Logan Circle Partners, L. P. , Philadelphia, PA
Macro Currency Group — an investment group within
State Street Bank and Trust Company	Principal Global Investors, LLC, Des Moines, IA*
1200 Crown Colony Drive	Metropolitan West Asset Management LLC, Los Angeles, CA
Crown Colony Office Park	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Quincy, MA 02169	Pacific Investment Management Company LLC, Newport
Office of Shareholder Inquiries	Beach, CA
1301 Second Avenue	Global Real Estate Securities Fund
Seattle, WA 98101	AEW Capital Management LP, Boston, MA
(800) 787-7354	Cohen & Steers Capital Management, Inc. , New York, NY
Legal Counsel	INVESCO Advisers, Inc. which acts as a money manager to
Dechert LLP	the Fund through its INVESCO Real Estate Division,
One International Place, 40th Floor	Dallas, TX
100 Oliver Street	*Principal Global Investors LLC is the asset management arm of the Principal
Boston, MA 02110	Financial Group® (The Principal®), which includes various member com-
Distributor	panies including Principal Global Investors, LLC, Principal Global Investors
Russell Financial Services, Inc.	(Europe) Limited, and others. The Macro Currency Group is the specialist
1301 Second Avenue	currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

(1) Effective December 31, 2013, Mr. Fine and Ms. Weston retired from the Board and no longer serve as Trustees of the Trust. (2) Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Advisor, Money Manager and Service Providers 175

2013 ANNUAL REPORT

Russell Investment Funds

LifePoints ® Funds Variable Target Portfolio Series

DECEMBER 31, 2013

FUND
Moderate Strategy Fund
Balanced Strategy Fund
Growth Strategy Fund
Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a
series investment company with
nine different investment portfolios
referred to as Funds. These
financial statements report on four
of these Funds.

Russell Investment Funds

LifePoints ® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2013

Russell Investment Funds - LifePoints ® Funds Variable Target Portfolio Series

Copyright © Russell Investments 2014. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Dear Shareholder,

During 2013, investors endured their fair share of short-term political uncertainty here in the United States, but the equity markets continued to look beyond these events. In fact, the U.S. and world economies have generally shown consistent, stable growth that’s been in line with Russell’s expectations.

What’s more, the global equity markets enjoyed significant appreciation this past year. For example, the broad-based Russell 3000® Index returned 33.55% for the year 2013.

Looking forward into 2014, we maintain modest growth expectations for the U.S. and global economies. Although we remain optimistic, we don’t think it’s reasonable to expect double-digit gains like we saw in 2013.

However, as global markets and economies continue to evolve, we will continue to invest where we believe the world is going – not where it’s been – to seek to improve the overall return potential of our portfolios. This means being proactive and agile in the way we allocate assets on your behalf. It also means balancing the risk and return potential of the multi-asset solutions we build and manage for investors like you.

On the following pages you can gain additional insights by reviewing our Russell Investment Funds’ 2013 Annual Report for the fiscal year ended December 31, 2013, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

CEO, U.S. Private Client Services

To Our Shareholders 5

Russell Investment Funds

Market Summary as of December 31, 2013 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed very well over the fiscal year ending December 31, 2013 despite potentially encumbering macroeconomic and political news items. Broadly measured by the Russell 3000® Index, U.S. stocks returned 33.55% over the period, which is the strongest calendar year end return for the Index since 1995.

The Russell 3000® Index produced positive returns in ten of the fiscal year’s twelve months, with exceptions in June and August. The fiscal year was led by small capitalization stocks as the Russell 2000® Index returned 38.82% while the Russell 1000® Index returned 33.11%. The fiscal year was also led by dynamic stocks as the Russell 1000® Dynamic™ Index returned 35.29% while the Russell 1000® Defensive™ Index returned 30.90%. Within U.S. large capitalization stocks, the Russell 1000® Growth Index returned 33.48% compared with 32.53% for the Russell 1000® Value Index. Factor analysis reveals that high yield stocks underperformed, while high beta (beta is a measure of a portfolio’s volatility and its sensitivity to the direction of the market), high growth stocks as well as those with rising earnings estimates, price momentum and positive earnings surprises outperformed. Growth stocks led the way within small cap as well with the Russell 2000® Value Index returning 34.52% in contrast to the 43.30% returned by the Russell 2000® Growth Index.

Immediately before the beginning of 2013, U.S. equity investors had been dealing with concerns over the impending “fiscal cliff”, potential sequester, higher taxes and potential spending cuts in 2013. On January 1, 2013, Congress partially addressed the fiscal issues and avoided the fiscal cliff for the moment. This allowed calendar year 2013 to begin with strong performance for the U.S. equity market as the Russell 3000® Index had a positive return in each of the first five months of the year. Despite the broad indexes rising, there were changes in market leadership during “risk off” times due to the Italian election, the events surrounding the Cyprus bailout, and speculation about Fed tapering of quantitative easing. When concerns about Europe increased, the Russell 1000® Defensive™ Index outperformed, and when they subsided, the Russell 1000® Dynamic™ Index outperformed.

Going into the summer of 2013, one of the most notable stories was the upward movement in bond yields and broader interest rates. The continued economic recovery and rising interest rates became important factors driving investor behavior as the year progressed. A key date was May 22nd, the day U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke announced that the U.S. economy was strengthening and the Fed may start to taper its policy of quantitative easing. This news caused stocks with high dividend yields to underperform because they had been used as “bond substitutes” by some investors and rising interest rates made the dividend yields less enticing on a relative basis. Real Estate Investment Trusts (“REITs”) and utilities, which had been prized by investors for their high dividend yields in a period of low interest rates and low bond yields, underperformed during the second quarter. Given the evidence of the economic improvement, most sectors traditionally deemed to be non-cyclical underperformed for the second quarter. Among such sectors, health care was the only one to outperform for the second quarter and the fiscal year. Most of the more cyclical sectors outperformed the market, but the energy sector was a negative outlier for the fiscal year. The month of May was seen as a turning point that had a significant impact on the fiscal year in terms of which market segments outperformed.

During the summer of 2013, the U.S. equity market continued to rally but broad market leadership shifted strongly to growth stocks. Within U.S. large cap, growth stocks had lagged for nearly two years since the trough of the 2011 selloff. During the 3rd quarter of 2013, the Russell 1000® Growth Index beat the Russell 1000® Value Index by more than it had in any quarter of the past 4 years.

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

In September, the U.S. Federal Reserve ultimately decided to push back plans to taper its quantitative easing program and markets responded positively. October began with concerns about the U.S. government not reaching agreement on a spending bill or a plan to address the “fiscal cliff.” This led to a government “shutdown,” and despite some brief volatility, the market generally took the governmental chaos in stride. With an agreement reached to push the fiscal issues into 2014, the government was “re-opened” and the market produced a positive return for October. In December, Congress passed legislation to prevent another government “shutdown” that may have occurred in early 2014 if there had been no action. However, the issue of the debt ceiling remained unresolved.

The fourth quarter of 2013 ended up being very positive for U.S. equities with the Russell 3000® Index returning 10.10%. The largest capitalization stocks led for the quarter as the Russell Top 50® Mega Cap Index outperformed the Russell 3000® Index by 138 basis points, returning 11.48%. Small cap and mid-cap stocks lagged with the Russell 2000® Index returning 8.72% and the Russell Midcap® Index returning 8.39%. This was a major reversal of leadership as small and midcap stocks had led for the majority of the year. Within the Russell 1000® Index, dynamic stocks and growth stocks produced modest outperformance, but within the Russell 2000® Index, defensive stocks and value stocks outperformed. As expected in a rapidly rising market, the Russell 3000® Dynamic™ Index outperformed the Russell 3000® Defensive™ Index, but the performance of these two indexes was unusually similar, with respective returns of 10.20% and 10.00%.

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2013, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 21.68%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated price multiples. Political forces were a large driver behind rising markets, as monetary authorities globally attempted to calm market participants and introduce expansionary polices aimed at promoting growth and investment. Most regions and countries generated positive absolute returns, although the more economically-exposed regions and those that lagged the broader market in recent years performed the best.

Non-U.S. equities started the fiscal year off strong, posting a 4.7% gain in the first quarter, as measured by the Index. Results in the quarter were fairly bifurcated across regions, as Japan’s aggressive monetary plans helped push Japanese equities up over 12%, while political stumbles in Europe led European equities to be up only 2.8% as measured by the Russell Developed ex-UK Index. March elections in Italy failed to secure a political majority and left the region uncertain on who would succeed Mario Monti in leading the country. Also complicating issues was Cyprus’s need for a bailout in the quarter. Although Cyprus was not the first country to need rescuing from the Troika (European Union, International Monetary Fund, and European Central Bank), it was the first country to include depositors to share some of the pain. This jolted markets as they feared this “bail-in” approach would set a precedent for other, and much larger, rescue packages.

Second quarter 2013 started off much like the first quarter did; however, comments in May from U.S. Federal Reserve (the “Fed”) officials regarding a potential reduction in the Fed’s monetary stimulus program dampened market optimism towards the end of the quarter. The Index finished the period down 1.52% on what was colloquially described as “taper tantrum”. Commodities and commodity driven economies were the hardest hit during the period, with Australia down 15% and Canada down 7.7% according to the Russell Australian and Canadian Indices, respectively. Japan, Germany, and France posted some of the best relative returns in the quarter, as these countries are less reliant on U.S. monetary policy than others, while sector

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

performance in the quarter was led by consumer discretionary, telecommunications, and utilities.

In the third quarter, the much anticipated taper date came and went without any action from the Fed and optimism was restored to the markets. Markets bounced, as the Index gained 11.5%. Risky assets and lower quality securities were the most heavily rewarded, as banks in Spain, Italy, and France were up over 20% in the quarter, as measured by the Index. Japanese equities’ torrid rise slowed down, as the implementation of a value added tax increase worried investors, although gross domestic product (“GDP”) and the consumer price index (“CPI”) showed signs of elevated readings, which would be a positive for the country.

The final quarter of the fiscal year continued the upward trajectory of the third quarter, as global investors shrugged off both political and economic headwinds and non-U.S. markets finished the period up 5.81% as measured by the Index. The quarter began with a multi-week U.S. government shutdown, which prompted fears of a reduction in U.S. GDP. Despite the political malaise and a brief downturn in the Index, continued signs of moderate economic growth in the global economy were received positively by markets. Continental Europe was a stand-out performer, up 8.5% as measured by the Russell Developed ex-UK Index, while Asia/Pacific ex-Japan continued its relative underperformance, posting a loss of 0.61% as measured by the Russell Asia ex-Japan Index. Japan was also a relative underperformer in the quarter, as markets remain unsure how a 2014 Japanese sales tax increase will affect the massive efforts of Prime Minister Shinzo Abe’s administration to re-inflate the Japanese economy.

Over the entire fiscal year, however, Japanese equities were some of the strongest performing developed market equities in the period, up 55% in local terms and 27.5% in USD, as measured by the Russell Japan Large Cap Index. This sharp increase in equity prices came on the back of Prime Minister Abe’s three arrow approach to re-inflating the Japanese economy. The three arrows consist of monetary and fiscal stimulus, and structural reforms. Markets reacted positively to the first two arrows, making Japanese equities the best performing segment in the first three quarters of the fiscal year, while the uncertainty regarding the successful implementation of the third arrow caused a slight pause in optimism towards the end of summer. European equities also posted strong absolute returns, up 28.2% for the period, as measured by the Russell Developed Europe ex-UK Index. Europe emerged from its longest recession on record as the region posted positive growth in the second quarter of 2013. Signs of economic growth, coupled with massive corporate de-leveraging, helped European equities post some of the strongest returns since the beginning of the global financial crisis. Within the Index, the peripheral European nations were the best performers, as Spain, Italy, and Greece were all up over 20%. Despite improved optimism, not all regions benefited from the rising tide. Those markets exposed to commodity demand lagged most others. Australia returned 3.8% in the period, while Canada was up only 5.4%, as measured by the Russell Australia Large Cap Index and the Russell Canada Large Cap Index, respectively. Softening growth out of emerging markets, coupled with a shift to a consumer-led economy in China, weighed on commodity prices.

Sector performance over the period largely reflected the optimism in the markets and what typifies the early stages of an economic recovery. Consumer discretionary and information technology were some of the top performing sectors, followed closely by health care and industrials. Conversely, the traditional defensive sectors struggled during the fiscal year, with utilities and consumer staples relative underperformers and the health care sector just slightly outperforming the Index. Energy and materials were the two worst performing sectors, as cyclical headwinds and negative sentiment weighed on returns.

8 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

Emerging Markets

The Russell Emerging Markets® Index Net (the “Index”) was largely flat (up 0.02%) over the fiscal year ended December 31, 2013. It was another relatively volatile period in which macroeconomic, political and policy events frequently provided direction for emerging markets equities. With an economic recovery in some developed markets underway, investors focused on a timeline for the removal of quantitative easing measures, specifically from the U.S. Federal Reserve (the “Fed”), which had been a tailwind for emerging markets in recent years.

Emerging markets experienced a slightly negative first quarter of 2013 in which the Index slipped 0.7%. After a short-lived bounce at the end of 2012, brought about by the U.S.’s avoidance of the fiscal cliff and more encouraging economic data releases in China, markets retreated. A resurgence of Eurozone woes, precipitated by bailout negotiations in Cyprus, dented investor sentiment in March as many expected the outcome to set a precedent for the Eurozone and potentially negatively impact the outlook for global growth. Renewed fears over a hard-landing in China, amid speculation over monetary tightening, increased regulation of wealth management products and efforts to cool the real estate market also served to drag market performance lower.

The second quarter of 2013 was more challenging as speculation regarding the timeline for the end of the “quantitative easing era” hampered emerging markets and resulted in some sizeable net capital outflows. In May, comments from Fed Chairman Bernanke led markets to the conclusion that a wind down of stimulus measures, which had helped to drive net capital inflows to the asset class in recent years, would take place in 2013. This sparked a sell off in a number of emerging markets currencies, in particular those countries with the largest current account deficits and those most closely linked to commodities. The negative sentiment was exacerbated by fears of a credit crunch scenario in China, as the People’s Bank of China tightened credit provisioning. This was in reaction to the central bank’s concerns over lending in the banking and shadow banking segments. The Index dropped 7.4% through the second quarter in U.S. dollar terms.

The latter part of the fiscal year saw an extension of the high volatility in emerging markets equities and local currencies. Comments from Fed Chairman Bernanke that quantitative easing would be scaled back gradually, rather than immediately, spurred a rally in July. However, speculation that such a gradual reduction in stimulus may occur as soon as September reversed these gains. A rise in tensions over potential U.S. military strikes in Syria (which led to a spike in global oil prices) also negatively impacted select emerging markets, such as neighbouring country Turkey and those which are net oil importers such as India. The release of balance of payments data in certain countries, namely Indonesia, also hampered returns as several local currencies depreciated significantly against the U.S. dollar. However, a swift resolution to the threat of U.S. action in Syria and the Fed’s decision not to taper resulted in a strong rally for emerging markets. The political impasse in the U.S., which culminated in a government “shutdown” in October, was also a boon for the asset class as analysts forecast it may have delayed the removal of quantitative easing until 2014. When the news finally arrived in mid-December that the Fed was going to cut its quantitative easing program by $10 billion, emerging markets did not react too sharply and actually rallied into fiscal year-end.

For the one year period ended December 31, 2013, Poland (+8.54%) was one of the best performing markets in emerging Europe as its economy rebounded, boosted by the central bank’s rate cutting cycle, which took interest rates to a record low of 2.5%. Policymakers acted as gross domestic product (“GDP”) growth

Market Summary 9

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

for the country slowed to just 0.5% year over year in the first quarter of 2013, the lowest rate since 2009. Russia (-0.90%) slightly underperformed while Turkey (-24.87%) was the worst regional market as currency weakness, linked to increasing concerns over the country’s current account deficit, and an intensification of the unrest in neighbouring Syria negatively impacted the local market. In the last quarter of the fiscal year, the Turkish market was hampered by Fed tapering fears and a corruption scandal that engulfed Prime Minister Erdogan’s cabinet. The Czech Republic (-12.86%) lagged as the country’s economy extended the Republic’s longest ever recession. Domestic demand continued to suffer from the government’s austerity measures and the ongoing crisis in the Eurozone hit external demand, as the central bank maintained rates at 0.05%. GDP data showed that the country finally exited recession in the second quarter of 2013, the same time as the Eurozone bloc.

It was a challenging year for emerging Latin American markets as a decline in global commodities prices, notably precious metals gold and silver, and currency weakness hampered a number of regional markets. Peru (-30.45%), the Index’s worst performing market, succumbed to sizeable losses as a result of the economy’s metals and mining bias. Neighbouring country Chile (-20.45%) was another laggard, with a 7.20% decline in copper prices and the outlook for higher global interest rates hampering performance. Brazil (-16.71%) also underperformed as GDP growth in Latin America’s largest economy slowed to just 0.6% quarter over quarter in the first quarter of 2013 and the central bank’s rate cutting cycle was reversed in an effort to offset above target inflation. The central bank also intervened in the currency market as it sought to prop up the real and reduce inflation. In addition the tax on financial operations on foreign investments in fixed income markets (“IOF”) was scrapped in a further attempt to support the currency. Social unrest in June, sparked by a planned increase in bus fares, further increased negative sentiment towards the country. However, a reversal of fare rises and President Rousseff’s spending and reform pledges helped to calm the demonstrations and restore some confidence in financial markets. The central bank’s moderate success in cooling inflation, combined with a strong upside surprise in second quarter GDP growth data helped the local market recoup some losses. In the last couple of months of the fiscal year, Brazilian equities fell again as macro fundamentals remained challenging and numbers showed that GDP growth slowed to 2.2% year over year in the third quarter. The central bank hiked rates twice in the fourth quarter taking the headline rate to 10% as it continued to fight high inflation. Mexico (+1.20%) was the only regional market to finish in positive territory, boosted by the election of Enrique Peña Nieto as president with a reformist agenda.

Asian markets in general performed well, with the larger Index countries of Taiwan (+11.71%), China (+10.81%) and South Korea (+4.10%) all outperforming. Despite some concern over the Chinese market, the underlying macroeconomic data remained relatively firm and GDP growth, whilst slower, remained at relatively high levels when contrasted with other developed and emerging countries and was in line with the government’s target on a year over year basis. The new government has also been proactive in managing the economy and took steps to limit property price rises in some cities. In addition, the government’s investment in industries such as telecommunications services was also a catalyst for positive returns. The market advanced further in the fourth quarter primarily boosted by a raft of reforms announced at the Third Plenary Session of the 18th Congress. South Korea performed well as GDP growth improved during the year. Efforts from policymakers to stimulate the economy appeared to be successful, in particular the central bank’s decision to cut rates to 2.5% and the government’s fiscal and monetary stimulus. Taiwan advanced with the country’s export sector recording strong acceleration in the first half of the year. Smaller Index countries Thailand (-9.45%), the Philippines (-7.09%) and Indonesia (-22.82%) came under pressure in the

10 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

second half of the year. Thailand was hit by anti-government protests while Indonesia was acutely impacted by concerns over its burgeoning current account deficit which sparked a major sell-off in the equity market and the rupiah. India (-5.14%) also underperformed with the central bank forced to maintain higher interest rates amid high inflation and in the face of sluggish GDP growth. The rupee also came under pressure and hit an all time low against the U.S. dollar during the period, with investors increasingly concerned about the country’s twin deficit (fiscal and current account). In the last quarter of the fiscal year, however, Indian equities rebounded strongly, boosted by a 3.8% drop in the price of oil, which may be perceived as helping to reduce inflation, and a GDP reading which showed the economy had grown 4.8% year over year.

At the sector level, the pro-cyclical sectors of technology (+17.68%) and consumer discretionary (+8.00%) registered some of the strongest returns. The health care sector, which advanced 14.41%, also performed strongly with Chinese bio-tech companies in particular faring well, supported by the government’s announcement that it planned to double the size of the industry as a percentage of GDP by 2015. Materials and processing (-12.64%) was the worst-performing sector, primarily due to a decline in global commodity prices linked to a slower growth outlook in China. Energy (-8.61%), financial services (-1.63%) and the traditionally more defensive utilities (-0.95%) sector also lagged.

U.S./Global Fixed Income Markets

For the fiscal year ended December 31, 2013, fixed income markets continued to be driven by macroeconomic factors and fiscal policy debates in Washington. Speculation surrounding the timing of the Federal Reserve’s (the “Fed”) tapering of its highly accommodative quantitative easing program was a major driver of volatility in the capital markets this year. Notably, U.S. treasury yields increased dramatically starting in the second half of the fiscal year in anticipation of a Fed tapering in September 2013. However, U.S. treasury yields sharply retracted a portion of prior increases after the Fed surprised markets by not beginning tapering in September. Three months later in December, the Fed finally announced the beginning of a modest taper to begin in January 2014, causing the 10-year U.S. treasury yields to end the year at 3.04%. Aside from the U.S. treasury market, currency and credit markets also experienced heightened volatility over Fed tapering speculation throughout the year.

At the beginning of the fiscal year, Congress reassured financial markets following the previous months of uncertainty regarding the government shutdown and debt ceiling debates that began in October 2012 by passing a continuing resolution on January 1st that diverted any material consequences in the short term by raising income, payroll, and capital gains taxes, and delaying spending cuts. Similarly on January 23rd, the “No Budget, No Pay Act” was passed, allowing the Treasury to borrow money until mid-May, defusing the debt ceiling threat for several months. Beginning in February, negative announcements from the U.S. and euro zone regarding slowed economic growth supported demand for safe-haven U.S. treasuries, resulting in a relative underperformance from non-treasury sectors. On February 26th, the Italian election reached a stalemate and the vote in the general election returned a three to two vote against the austerity policy, grinding both spending cuts and tax rises to a halt. Fears that the end of these austerity measures in Italy would lengthen its recession and potentially spill over into the rest of the euro zone quickly spread market volatility to Germany, France, and the U.K. In Cyprus, an agreement with the group of euro zone finance ministers was reached in late March to help restructure its financial sector along with a €10 billion euro bailout package to escape a financial meltdown. The terms of the agreement, however, imposed strict capital controls in order to prevent a run on the banks, losses on bank depositors, and mandatory downsizing of the Cypriot banking sector, costing thousands of jobs. In the U.S., on February 28th, Capitol Hill failed to

Market Summary 11

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

reach a last-minute compromise before the budget sequestration deadline and the $85 billion across-the-board spending cuts went into effect on March 1st. The combined impact of both the automatic spending cuts and the downbeat European data led to a rally in U.S. treasuries in a flight to quality, with the 10-year U.S. treasury yields falling from 2.04% at the start of February to 1.87% by the end of March. In April, Bank of Japan’s new Governor, Haruhiko Kuroda, announced an open-ended quantitative easing program to inject approximately $1.4 trillion USD into the economy in less than two years to support economic activity by keeping the Japanese yen weak and boosting financial markets. As a result of the announcement, the Japanese yen fell more than 3% against the U.S. dollar and the Japanese 10-year government bond yield hit a record low of 0.44% on October 4th. Monetary policy in the U.S. remained unchanged and the Fed cited that although the housing industry and household spending data showed signs of improvement, the unemployment rate remained elevated and fiscal policy restraints were hindering economic growth. Fed Chairman Ben Bernanke even suggested that the Fed may increase purchase amounts of longer-dated U.S. treasuries and agency mortgage-backed securities within quantitative easing three (“QE3”). As a result of continued Fed easing, U.S. treasury rates fell and the yield curve flattened overall in April. From February to April 2013, the Barclays Investment Grade Corporate Index and the Barclays High Yield Corporate Index were the strongest performers, outperforming similar duration treasuries by 0.42% and 2.18%, respectively. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend gained a total return of 0.33%, -0.23%, and 0.89% for February, March and April, respectively.

Markets in May to August 2013 were dominated by announcements from the Fed, driving U.S. treasury yields higher. On May 22nd, Bernanke announced that Fed officials were considering the policy option of tapering the current quantitative easing program, despite his warning that “premature tightening of the monetary policy…carries a substantial risk of slowing or ending the economic recovery and causing inflation to fall further”. The 10-year treasury yield started May at 1.66% and rose to 2.13% by the end of the month. Bernanke further stated on June 19th that the tapering could take place later in 2013, continuing to bolster the rise in yields. The global backdrop remained negative as the European recession reached a new low, notably with the high jobless rate among youth at 24.4% for the month of April. With 19.4 million unemployed across Europe, officials in the European Commission called on European Union member states to focus on boosting competitiveness and bringing down unemployment. They loosened austerity measures on six countries, including France, in order to give them more time to meet budget deficit targets. These concerns, amidst mixed U.S. economic indicators, caused credit sectors within the Barclays U.S. Aggregate Index to post negative to modest excess returns over equivalent duration U.S. treasuries in May. Agency MBS performance was bifurcated depending on the coupon of the security. Higher coupon (4% coupon and higher) mortgages outperformed similar duration treasuries, while lower coupon (below 4% coupon) mortgages, most heavily supported by Fed quantitative easing purchases, underperformed. High yield corporate bonds, as represented by the Barclays High Yield Corporate Index, returned 0.60% excess of similar duration treasuries in May. Municipal bonds took a hit after Detroit filed for bankruptcy on July 18th, reversing some of the inflows municipal bonds had been seeing over the previous few months. July and August continued to be dominated by the Fed, despite no new release of information regarding a taper schedule other than re-emphasizing that it would depend on the economic indicators given earlier of 2.5% inflation and 6.5% unemployment. Again, higher coupon agency MBS was one of the largest outperformers of similar duration U.S. treasuries for the month of August. The 10-year U.S. treasury yield gained over 1% from May to August, having ended August at 2.78% compared to the beginning of May at 1.66%.

12 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

A turning point in U.S. treasury yields occurred on September 18th when the Fed announced that it would not be tapering but maintaining its pace of $85 billion in monthly bond purchases. The yield on the 10-year U.S. treasury plunged 17 basis points that day following the Fed decision, partially reversing the uptrend in rates over the past four months that persisted in anticipation of a taper. The Fed’s taper decision was generally supportive of the fixed income market as a decrease in treasury yields and tightening of credit spreads support positive nominal returns. Despite a volatile year, investor demand for credit appeared to be robust as evidenced by oversubscription of Verizon’s $49 billion bond offering in September, the largest corporate bond sale to date. Heading into October, focus shifted from the Fed to Congress as they failed to enact a continuing resolution to appropriate funds for the fiscal year 2014 on October 1st. The government entered a shutdown, indefinitely furloughing approximately 800,000 federal employees. Markets reacted minimally to the government shutdown as the cause for real concern was the debt ceiling deadline on October 17th, which if not raised, would not allow the Treasury to issue any new debt. Although the Treasury would not effectively default on its debt on the 17th, the Treasury would likely default on its debt in late October to early November when the revenue inflows would be insufficient to cover the expenditures. Consequently, 1-month treasury bill yields spiked from a yield of 0.02% as of September month end to almost 0.35% on October 15th as investors demanded higher yields to compensate for default risk. The impact of default on financial markets would likely have been catastrophic, as treasuries have historically been considered by investors as risk-free. As the debt ceiling deadline approached, rates rose modestly on uncertainty over whether or not a deal would be struck in time before the 17th. The 10-year treasury yields rose to 2.75% on the 15th, just before falling back down to 2.69% on the 16th and 2.61% on the 17th as it became clear that Congress would pass a last-minute deal. On the 17th, Congress passed the Continuing Appropriations Act of 2014 ending the government shutdown and suspending the debt limit until February 7, 2014. On October 22nd, September nonfarm payroll data was released showing that the economy only added 148,000 nonfarm jobs, compared to expectations of 180,000. On news of the weak employment data, markets responded positively on expectations that the Fed will be less likely to taper when labor markets remained weak. The 10-year U.S. treasury yield fell 9 basis points to 2.51%, the lowest since July 2013, while the European periphery bond yields, notably Spain’s and Italy’s, fell to new lows as well, boosting demand for higher-yielding assets. The culmination of the various developments over September and October was highly supportive of risk assets. The Barclays Investment Grade Corporate Index, Barclays High Yield Corporate Index, and Barclays Emerging Market Debt Index outperformed similar duration U.S. treasuries in October by 0.83%, 2.07%, and 1.52%, respectively.

November saw the release of strong positive U.S. economic data, raising anticipation that the Fed would begin to taper the asset purchase program sooner than expected. U.S. employers added 203,000 jobs to nonfarm payrolls in November, compared to the predicted 185,000 increase, while the unemployment rate dropped to 7%, a five-year low. Consumer spending also improved as retail sales climbed the most in five months with a 0.7% gain in November, following a 0.6% gain in October. Additionally the U.S. GDP for the third quarter increased 3.6% at an annualized rate, compared to estimations of 2.8%, the strongest since the first quarter of 2012. Housing prices also rose with a 13.3% year-over-year growth for September, the biggest gain since February 2006 according to the Case-Shiller index. Following the economic data indicating stronger financial stability, the 10-year treasury yield gained 24 basis points from the beginning of November to the December Fed meeting on the 18th in anticipation of a coming taper. Treasury markets were correct in their speculation as the Fed officially announced on December 18th that it would be trimming its monthly bond purchases by $10 billion to $75 billion beginning in January 2014. Bernanke cited the improved

Market Summary 13

Russell Investment Funds

Market Summary as of December 31, 2013, continued — (Unaudited)

outlook in the job market as a deciding factor in the modest reduction of its bond buying program. With the Fed’s strong commitment to maintain an accommodative policy and keep the federal funds rate low “well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below” the Fed’s 2% target, stocks rallied, while 10-year treasuries pared losses with yields rising six basis points to 2.89% after climbing as much as nine basis points. Continuing through the rest of December following the Federal Open Market Committee meeting, the 10-year treasury yield climbed 13 basis points to 3.02%, its highest level in more than two years in anticipation of fewer bond purchases in the coming months. The strongest performers for the month of December were riskier assets, such as investment grade, high yield, and emerging markets debt. The Barclays Investment Grade Index, Barclays High Yield Corporate Index, and the Barclays Emerging Market Debt Index outperformed U.S. treasuries of similar duration by 0.92%, 1.28%, and 1.63%, respectively. U.S. 2-year interest rate swap spreads, a measure of debt market stress, narrowed to a 20-year low of 0.085% on November 26th indicating that investors were favoring riskier assets over government securities. The Barclays Tax-Exempt Municipal Bonds 1-10 Year Blend returned a total return of -0.18% in the month of December following the largest wave of withdrawals from municipal bond mutual funds since August and as yields on city and state debt hit a three-month high mid-December. Growing concerns over higher interest rates in 2014, coupled with the largest number of municipal bond issuances since 2010, helped drive yields higher.

14 Market Summary

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Russell Investment Funds Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Moderate Strategy Fund		Russell 1000 ® Index ***
	Total		Total
	Return		Return
1 Year	6 . 79%	1 Year	33 . 11%
5 Years	10 . 37%§	5 Year	18 . 59%§
Inception*	4 . 68%§	Inception*	5 . 92%§

Barclays U. S. Aggregate Bond Index **
Total
Return
1 Year	-2 . 02%
5 Year	4 . 44%§
Inception*	4 . 84%§

16 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	U. S. Aggregate Bond Index. U. S. equity markets benefited from
invests in other Russell Investment Funds and Russell Investment	an improving macroeconomic outlook and positive political
Company mutual funds (the “Underlying Funds”) . The Underlying	developments through the year. The U. S. federal government’s
Funds employ a multi-manager approach whereby portions of the	avoidance of a “fiscal cliff” in January helped catalyze a strong
Underlying Funds are allocated to different money managers.	start for U. S. equities in 2013. In non-U. S. markets, expansionary
Underlying Fund assets not allocated to money managers	policies in Japan and positive economic news in Europe were
are managed by Russell Investment Management Company	beneficial.
(“RIMCo”), the Fund’s and Underlying Funds’ advisor. RIMCo, as	Alternative asset classes also fared well over the year, as the S&P
the Underlying Funds’ advisor, may change the allocation of the	Global Infrastructure Index posted a 14.00% gain while global
Underlying Funds’ assets among money managers at any time. An	real estate securities finished up 3.67% as measured by the FTSE
exemptive order from the Securities and Exchange Commission	EPRA/NAREIT Developed Index. However, infrastructure and
(“SEC”) permits RIMCo to engage or terminate a money manager	global real estate generally lagged equities, as these interest
in an Underlying Fund at any time, subject to approval by the	rate sensitive asset classes were negatively impacted by the U. S.
Underlying Fund’s Board, without a shareholder vote. Pursuant to	Federal Reserve’s (“Fed”) indication of potential tapering of its
the terms of the exemptive order, an Underlying Fund is required	stimulus program earlier than markets had anticipated. Despite
to notify its shareholders within 90 days of when a money manager	lagging broad equities for the year, infrastructure and real estate
begins providing services.	outperformed bonds for the year, benefiting the Fund due to its
What is the Fund’s investment objective?	exposure to these two asset classes. Commodity markets, however,
The Fund seeks to provide high current income and moderate	didn’t fare as well, as the Dow Jones UBS Commodity Index lost
long term capital appreciation.	9.52% for the year, hurt by softening demand in emerging markets such as China. The broad underperformance of commodities to
How did the Fund perform relative to its benchmark for the	bonds detracted from the Fund’s benchmark relative performance.
fiscal year ended December 31, 2013?	Alternative strategies contributed positively, as the Russell Multi-
For the fiscal year ended December 31, 2013, the Moderate	Strategy Alternative Fund posted returns above the Fund’s fixed
Strategy Fund gained 6.79%. This is compared to the Fund’s	income benchmark.
primary benchmark, the Barclays U. S. Aggregate Bond	Fixed income markets ended the year down, largely impacted by
Index, which lost 2.02% during the same period. The Fund’s	a volatile interest rate environment. Interest rates sharply rose in
performance includes operating expenses, whereas index returns	the first half of the year off concerns of Fed tapering in the near
are unmanaged and do not include expenses of any kind.	term, only to fall later in the year after a surprise announcement
For the fiscal year ended December 31, 2013, the Lipper® Mixed	by the Fed that tapering would not occur in September as many
Asset Target Allocation Moderate Funds Average (VIP), a group	expected. Overall, exposure to other asset classes in addition
of funds that Lipper considers to have investment strategies	to fixed income benefited the Fund’s benchmark relative
similar to those of the Fund, gained 14.12%. This result serves	performance.
as a peer comparison and is expressed net of operating expenses.
How did the investment strategies and techniques employed
The Fund’s outperformance relative to the Barclays U. S. Aggregate	by the Fund and the Underlying Funds affect the Fund’s
Bond Index was primarily due to the Fund’s out-of-benchmark	performance?
allocation to equities, listed infrastructure and global real estate	The Fund is a fund of funds and its performance is based on
securities, which outperformed fixed income securities over the	RIMCo’s strategic assetallocations and the performance of the
period.	Underlying Funds in which the Fund invests.
How did the market conditions described in the Market	The Fund’s strategic allocation to U. S. equity Underlying Funds
Summary report affect the Fund’s performance?	was beneficial to benchmark relative performance, though
Global equity markets ended the fiscal year on a strong note, led	underlying active management effects were mixed. The Aggressive
by the U. S. where markets gained 33.55% for the year as measured	Equity Fund outperformed its benchmark for the period, while
by the Russell 3000 ® Index. Non-U. S. markets also finished up,	the Multi-Style Equity Fund underperformed. For the Aggressive
posting returns of 21.68% as measured by the Russell Developed	Equity Fund, underweight exposure to high yielding sectors
ex-U. S. Large Cap Index. The Fund’s exposure to broad equities	such as REITs and utilities and overweight exposure to cyclicals
was a large driver to positive benchmark relative returns,	contributed to positive performance. For the Multi-Style Equity as bonds fell 2.02% for the year as measured by the Barclays

Moderate Strategy Fund 17

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

Fund, stock selection within the health care sector detracted from	the target strategic allocation given mitigation of large tail risk by
the Fund’s performance.	positive European Central Bank and Fed policy announcements,
Strategic exposure to non-U. S. Underlying Funds also contributed	but continued economic concerns over Europe.
positively to the Fund’s benchmark relative performance, as non-	On February 1, 2013, the Fund tilted 1.00% away from the
U. S. equities outperformed bonds for the year. Underlying active	Russell Investment Grade Bond Fund and 0.50% towards the
management was mixed, as the Russell Global Equity Fund	Russell Emerging Markets Fund to express a positive equity
and Non-U. S. Fund outperformed their benchmarks, while the	outlook relative to fixed income for the 2013 calendar year.
Russell Emerging Markets Fund underperformed its benchmark.	On June 18, 2013, the Fund tilted 0.75% away from the Russell
For the Non-U. S. Fund, exposure to companies with higher than	Commodity Strategies Fund and 0.75% towards the Russell
forecasted growth and overweight exposure to momentum was	Global Infrastructure Fund to express a negative near to medium
beneficial to performance. An underweight position in materials	term outlook for commodities and the desire to increase the Fund’s
stocks also contributed. For the Russell Emerging Markets Fund,	equity beta exposure (beta is a measure of a portfolio’s volatility
an underweight to Malaysia and Taiwan and an overweight to	and its sensitivity to the direction of the market) .
Turkey detracted.
On July 5, 2013, the Fund partially removed its 1.75%
The Fund’s strategic allocation to fixed income Underlying Funds	underweight to the Non-U. S. Fund by 0.75% and moved 0.75%
had a positive impact on benchmark relative performance, while	underweight to the Russell Investment Grade Bond Fund, as the
underlying active management was mixed. The Core Bond Fund	portfolio manager continued to expect a positive equity market
outperformed its benchmark for the period, while the Russell	and a muted outlook on fixed income for the second half of 2013.
Global Opportunistic Credit Fund underperformed. For the Core
Bond Fund, exposure to non-agency mortgage-backed securities,	On October 7, 2013, the Fund tilted 0.75% away from the Global
duration positioning as well as exposure to non-U. S. interest rates	Real Estate Securities Fund and 1.00% away from the Multi-Style
contributed to performance. For the Russell Global Opportunistic	Equity Fund, while increasing the Non-U. S. Fund by 1.00% and
Credit Fund, hard currency sovereign debt selection within	the Russell Investment Grade Bond Fund by 0.75%. These tilts
emerging markets detracted from performance, as well as well	were implemented to remove the negative outlook on the non-
as bank loan exposures, as spreads on high yield bonds rallied,	U. S. developed equity markets and to move the Fund to a neutral
particularly near the end of the year.	equity and fixed income weight. The underweight to the Global
Real Estate Securities Fund was taken to mitigate the Fund’s
The Fund’s strategic allocation to alternative Underlying Funds	exposure to this interest rate sensitive asset class, given potential
had mixed effects on performance. Infrastructure, real estate,	for rising interest rates in the near term.
and alternative strategies outperformed fixed income, while
commodities underperformed. Underlying active management	On October 9, 2013, the Fund tilted 1.00% away from the
was generally positive, with the exception of the Global Real	Aggressive Equity Fund and 1.00% towards the Russell
Estate Securities Fund. For the Global Real Estate Securities	Investment Grade Bond Fund, bringing these allocations back
Fund, an underweight position taken in Japan detracted, as Japan	to policy weight. This tilt was driven by a more cautious outlook
was among the stronger performing markets. Other detractors	on equity markets for the remainder of the fiscal year, particularly
included an out of benchmark exposure to Brazil and stock	small cap equities, which performed strongly over the fiscal year.
selection in Hong Kong.	The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or allocation	portfolio managers only through the end of the period
to the Underlying Funds.	covered by the report. These views do not necessarily
RIMCo has the discretion to modify the target strategic asset	represent the views of RIMCo, or any other person in RIMCo
allocation of the Fund by up to +/- 3% at the equities, fixed income	or any other affiliated organization. These views are
or alternative category level based on RIMCo’s assessment of	subject to change at any time based upon market conditions
relative market valuation of the asset classes represented by each	or other events, and RIMCo disclaims any responsibility to
Underlying Fund. Performance of the Fund’s short-term asset	update the views contained herein. These views should not
allocation modifications ended the fiscal year positively.	be relied on as investment advice and, because investment
decisions for a Russell Investment Funds (“RIF”) Fund are
Entering the fiscal year, the Fund maintained its underweight to	based on numerous factors, should not be relied on as an
the Non-U. S. Fund at 1.75% below the target strategic allocation	indication of investment decisions of any RIF Fund.
and its overweight to the Multi-Style Equity Fund at 1.75% above

18 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

*	Assumes initial investment on April 30, 2007.
**

The Barclays U. S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment- grade corporate debt securities and mortgage-backed securities.

***

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Moderate Strategy Fund 19

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	or Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before
the period and held for the entire period indicated, which for this
Fund is from July 1, 2013 to December 31, 2013.	Beginning Account Value
	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,059.40	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.52	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

20 Moderate Strategy Fund

Russell Investment Fund

Moderate Strategy Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)		Amounts in thousands (except share amounts)

	Fair			Fair
	Value			Value
	$		Shares	$

Investments 100.0%		Fixed Income - 57.6%
Russell Investment Company		RIC Russell Global Opportunistic Credit
("RIC") and other Russell		Fund Class Y	206,619	2,050
Investment Funds ("RIF") Series		RIC Russell Investment Grade Bond Fund
Mutual Funds		Class Y	946,599	20,484
		RIF Core Bond Fund	3,524,195	36,898
Alternative Funds - 11.3%				59,432
RIC Russell Commodity Strategies Fund
Class Y	2,300	International Equities - 19.2%
RIC Russell Global Infrastructure Fund		RIC Russell Emerging Markets Fund
Class Y	3,902	Class Y	201,404	3,625
RIC Russell Multi-Strategy Alternative		RIC Russell Global Equity Fund Class Y	684,528	7,824
Fund Class Y	3,102	RIF Non-U. S. Fund	679,346	8,370
RIF Global Real Estate Securities Fund	2,329			19,819
	11,633

Domestic Equities - 11.9%		Total Investments 100.0%
RIC Russell U. S. Defensive Equity Fund		(identified cost $91,885)		103,115
Class Y	4,159
RIC Russell U. S. Dynamic Equity Fund		Other Assets and Liabilities,
Class Y	2,085	Net - (0.0%)		(22
RIF Aggressive Equity Fund	1,041
RIF Multi-Style Equity Fund	4,946	Net Assets - 100.0%		103,093
	12,231

Presentation of Portfolio Holdings

	% of Net
Categories	Assets
Alternative Funds	11 . 3
Domestic Equities	11 . 9
Fixed Income	57 . 6
International Equities	19 . 2
Total Investments	100 . 0
Other Assets and Liabilities, Net	(—*)
	100 . 0

* Less than . 05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 21

Russell Investment Funds

Moderate Strategy Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$91,885
Investments, at fair value	103,115
Receivables:
Fund shares sold	64
From affiliates	7
Total assets	103,186
Liabilities
Payables:
Investments purchased	64
Accrued fees to affiliates	5
Other accrued expenses	24
Total liabilities	93
Net Assets	$103,093
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$73
Accumulated net realized gain (loss)	(2,355)
Unrealized appreciation (depreciation) on investments	11,230
Shares of beneficial interest	99
Additional paid-in capital	94,046
Net Assets	$103,093
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10 . 41
Net assets	$103,093,136
Shares outstanding ($. 01 par value)	9,905,376
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

22 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$1,791

Expenses
Advisory fees	200
Administrative fees	50
Custodian fees	20
Transfer agent fees	4
Professional fees	42
Trustees’ fees	3
Printing fees	24
Miscellaneous	7
Expenses before reductions	350
Expense reductions	(250)
Net expenses	100
Net investment income (loss)	1,691

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,320
Capital gain distributions from Underlying Funds	889
Net realized gain (loss)	2,209
Net change in unrealized appreciation (depreciation) on investments	2,584
Net realized and unrealized gain (loss)	4,793
Net Increase (Decrease) in Net Assets from Operations	$6,484

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 23

Russell Investment Funds
Moderate Strategy Fund

Statements of Changes in Net Assets

		For the Periods Ended December 31,
Amounts in thousands		2013		2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$1,691	$2,590
Net realized gain (loss)			2,209	558
Net change in unrealized appreciation (depreciation)			2,584	5,568
Net increase (decrease) in net assets from operations			6,484	8,716

Distributions
From net investment income			(1,705)	(2,603)
From net realized gain			(1,854)	(420)
Net decrease in net assets from distributions			(3,559)	(3,023)

Share Transactions*
Net increase (decrease) in net assets from share transactions			5,947	13,472
Total Net Increase (Decrease) in Net Assets			8,872	19,165

Net Assets
Beginning of period			94,221	75,056
End of period			$103,093	$94,221
Undistributed (overdistributed) net investment income included in net assets			$73	$87

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:
	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,656	$17,055	1,944	19,209
Proceeds from reinvestment of distributions	346	3,559	304	3,023
Payments for shares redeemed	(1,428)	(14,667)	(890)	(8,760)
Total increase (decrease)	574	$5,947	1,358	13,472

See accompanying notes which are an integral part of the financial statements.

24 Moderate Strategy Fund

(This page intentionally left blank)

Russell Investment Funds
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss) (a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	10 . 10	. 18	. 50	. 68	( . 18)	( . 19)
December 31, 2012	9 . 41	. 30	. 73	1 . 03	( . 29)	( . 05)
December 31, 2011	9 . 64	. 27	( . 26)	. 01	( . 24)	—
December 31, 2010	8 . 95	. 42	. 69	1 . 11	( . 41)	—
December 31, 2009	7 . 67	. 36	1 . 34	1 . 70	( . 37)	( . 05)

See accompanying notes which are an integral part of the financial statements.

26 Moderate Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Capital	Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
—	( . 37)	10 . 41	6 . 79	103,093	. 35	. 10	1 . 69	18
—	( . 34)	10 . 10	11 . 07	94,221	. 36	. 10	3 . 01	20
—	( . 24)	9 . 41	. 12	75,056	. 38	. 10	2 . 80	10
( . 01)	( . 42)	9 . 64	12 . 62	54,573	. 44	. 10	4 . 56	45
—	( . 42)	8 . 95	23 . 09	35,671	. 48	. 10	4 . 40	21

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 27

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Balanced Strategy Fund		Russell 1000 ® Index ***
	Total		Total
	Return		Return
1 Year	12 . 43%	1 Year	33 . 11%
5 Years	12 . 15%§	5 Years	18 . 59%§
Inception*	4 . 31%§	Inception*	5 . 92%§

Barclays U. S. Aggregate Bond Index **		Russell Developed ex-U. S. Large Cap® Index Net ****
	Total		Total
	Return		Return
1 Year	-2 . 02%	1 Year	21 . 68%
5 Years	4 . 44%§	5 Years	13 . 10%§
Inception*	4 . 84%§	Inception*	1 . 04%§

28 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	U. S. Aggregate Bond Index. U. S. equity markets benefited from
invests in other Russell Investment Funds and Russell Investment	an improving macroeconomic outlook and positive political
Company mutual funds (the “Underlying Funds”) . The Underlying	developments through the year. The U. S. federal government’s
Funds employ a multi-manager approach whereby portions of the	avoidance of a “fiscal cliff” in January helped catalyze a strong
Underlying Funds are allocated to different money managers.	start for U. S. equities in 2013. In non-U. S. markets, expansionary
Underlying Fund assets not allocated to money managers	policies in Japan and positive economic news in Europe were
are managed by Russell Investment Management Company	beneficial.
(“RIMCo”), the Fund’s and Underlying Funds’ advisor. RIMCo, as	Alternative asset classes also fared well over the year, as the S&P
the Underlying Funds’ advisor, may change the allocation of the	Global Infrastructure Index posted a 14.00% gain while global
Underlying Funds’ assets among money managers at any time. An	real estate securities finished up 3.67% as measured by the FTSE
exemptive order from the Securities and Exchange Commission	EPRA/NAREIT Developed Index. However, infrastructure and
(“SEC”) permits RIMCo to engage or terminate a money manager	global real estate generally lagged equities, as these interest
in an Underlying Fund at any time, subject to approval by the	rate sensitive asset classes were negatively impacted by the U. S.
Underlying Fund’s Board, without a shareholder vote. Pursuant to	Federal Reserve’s (“Fed”) indication of potential tapering of its
the terms of the exemptive order, an Underlying Fund is required	stimulus program earlier than markets had anticipated. Despite
to notify its shareholders within 90 days of when a money manager	lagging broad equities for the year, infrastructure and real estate
begins providing services.	outperformed bonds for the year, benefiting the Fund due to its
What is the Fund’s investment objective?	exposure to these two asset classes. Commodity markets, however,
The Fund seeks to provide high current income and moderate	didn’t fare as well, as the Dow Jones UBS Commodity Index lost
long term capital appreciation.	9.52% for the year, hurt by softening demand in emerging markets such as China. The broad underperformance of commodities to
How did the Fund perform relative to its benchmark for the	bonds detracted from the Fund’s benchmark relative performance.
fiscal year ended December 31, 2013?	Alternative strategies contributed positively, as the Russell Multi-
For the fiscal year ended December 31, 2013, the Balanced	Strategy Alternative Fund posted returns above the Fund’s fixed
Strategy Fund gained 12.43%. This is compared to the	income benchmark.
Fund’s primary benchmark, the Barclays U. S. Aggregate Bond	Fixed income markets ended the year down, largely impacted by
Index, which lost 2.02% during the same period. The Fund’s	a volatile interest rate environment. Interest rates sharply rose in
performance includes operating expenses, whereas index returns	the first half of the year off concerns of Fed tapering in the near
are unmanaged and do not include expenses of any kind.	term, only to fall later in the year after a surprise announcement
For the fiscal year ended December 31, 2013, the Lipper® Mixed	by the Fed that tapering would not occur in September as many
Asset Target Allocation Moderate Funds Average (VIP), a group	expected. Overall, exposure to other asset classes in addition
of funds that Lipper considers to have investment strategies	to fixed income benefited the Fund’s benchmark relative
similar to those of the Fund, gained 14.12%. This result serves as	performance.
a peer comparison and is expressed net of operating expenses.
How did the investment strategies and techniques employed
The Fund’s outperformance relative to the Barclays U. S. Aggregate	by the Fund and the Underlying Funds affect the Fund’s
Bond Index was primarily due to the Fund’s out-of-benchmark	performance?
allocation to equities, listed infrastructure and global real estate	The Fund is a fund of funds and its performance is based on
securities, which outperformed fixed income securities over the	RIMCo’s strategic asset allocations and the performance of the
period.	Underlying Funds in which the Fund invests.
How did the market conditions described in the Market	The Fund’s strategic allocation to U. S. equity Underlying Funds
Summary report affect the Fund’s performance?	was beneficial to benchmark relative performance, though
Global equity markets ended the fiscal year on a strong note, led	underlying active management effects were mixed. The Aggressive
by the U. S. where markets gained 33.55% for the year as measured	Equity Fund outperformed its benchmark for the period, while
by the Russell 3000 ® Index. Non-U. S. markets also finished up,	the Multi-Style Equity Fund underperformed. For the Aggressive
posting returns of 21.68% as measured by the Russell Developed	Equity Fund, underweight exposure to high yielding sectors
ex-U. S. Large Cap Index. The Fund’s exposure to broad equities	such as REITs and utilities and overweight exposure to cyclicals
was a large driver to positive benchmark relative returns,	contributed to positive performance. For the Multi-Style Equity as bonds fell 2.02% for the year as measured by the Barclays

Balanced Strategy Fund 29

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

Fund, stock selection within the health care sector detracted from	the target strategic allocation given mitigation of large tail risk by
the Fund’s performance.	positive European Central Bank and Fed policy announcements,
Strategic exposure to non-U. S. Underlying Funds also contributed	but continued economic concerns over Europe.
positively to the Fund’s benchmark relative performance, as non-	On February 1, 2013, the Fund tilted 1.00% away from the Core
U. S. equities outperformed bonds for the year. Underlying active	Bond Fund and 1.00% towards the Russell Emerging Markets
management was mixed, as the Russell Global Equity Fund	Fund to express a positive equity outlook relative to fixed income
and Non-U. S. Fund outperformed their benchmarks, while the	for the 2013 calendar year.
Russell Emerging Markets Fund underperformed its benchmark.	On June 18, 2013, the Fund tilted 1.00% away from the Russell
For the Non-U. S. Fund, exposure to companies with higher than	Commodity Strategies Fund and 1.00% towards the Russell
forecasted growth and overweight exposure to momentum was	Global Infrastructure Fund to express a negative near to medium
beneficial to performance. An underweight position in materials	term outlook for commodities and the desire to increase the Fund’s
stocks also contributed. For the Russell Emerging Markets Fund,	equity beta exposure (beta is a measure of a portfolio’s volatility
an underweight to Malaysia and Taiwan and an overweight to	and its sensitivity to the direction of the market) .
Turkey detracted.
On July 5, 2013, the Fund partially removed its 2.00% underweight
The Fund’s strategic allocation to fixed income Underlying Funds	to the Non-U. S. Fund by 1.00% and moved 1.00% underweight to
had a positive impact on benchmark relative performance, while	the Core Bond Fund, as the portfolio manager continued to expect
underlying active management was mixed. The Core Bond Fund	a positive equity market and a muted outlook on fixed income for
outperformed its benchmark for the period, while the Russell	the second half of 2013.
Global Opportunistic Credit Fund underperformed. For the Core
Bond Fund, exposure to non-agency mortgage-backed securities,	On October 7, 2013, the Fund tilted 1.00% away from the Russell
duration positioning as well as exposure to non-U. S. interest rates	Global Real Estate Securities Fund and 1.00% away from the
contributed to performance. For the Russell Global Opportunistic	Multi-Style Equity Fund, while increasing the allocation to the
Credit Fund, hard currency sovereign debt selection within	Non-U. S. Fund by 1.00% and the Core Bond Fund by 1.00%.
emerging markets detracted from performance, as well as well	These tilts were implemented to remove the negative outlook on
as bank loan exposures as spreads on high yield bonds rallied,	the non-U. S. developed equity markets and to move the Fund to
particularly near the end of the year.	a neutral equity and fixed income weight. The underweight to the
Russell Global Real Estate Securities Fund was taken to mitigate
The Fund’s strategic allocation to alternative Underlying Funds	the Fund’s exposure in this interest rate sensitive asset class,
had mixed effects on performance. Infrastructure, real estate,	given potential for rising interest rates in the near term.
and alternative strategies outperformed fixed income, while
commodities underperformed. Underlying active management	On October 9, 2013, the Fund tilted 1.00% away from the
was generally positive, with the exception of the Global Real	Aggressive Equity Fund and 1.00% towards the Core Bond
Estate Securities Fund. For the Global Real Estate Securities	Fund, bringing these allocations back to policy weight. This tilt
Fund, an underweight position taken in Japan detracted, as Japan	was driven by a more cautious outlook on equity markets for the
was among the stronger performing markets. Other detractors	remainder of the year, particularly small cap equities, which
included an out of benchmark exposure to Brazil and stock	performed strongly over the year.
selection in Hong Kong.	The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or allocation	portfolio managers only through the end of the period
to the Underlying Funds.	covered by the report. These views do not necessarily
RIMCo has the discretion to modify the target strategic asset	represent the views of RIMCo or any other person in RIMCo
allocation of the Fund by up to +/- 3% at the equities, fixed income	or any other affiliated organization. These views are subject
or alternative category level based on RIMCo’s assessment of	to change at any time based upon market conditions or
relative market valuation of the asset classes represented by each	other events, and RIMCo disclaims any responsibility to
Underlying Fund. Performance of the Fund’s short-term asset	update the views contained herein. These views should not
allocation modifications ended the fiscal year positively.	be relied on as investment advice and, because investment
decisions for a Russell Investment Funds (“RIF”) Fund are
Entering the fiscal year, the Fund maintained its underweight to	based on numerous factors, should not be relied on as an
the Non-U. S. Fund at 2.00% below the target strategic allocation	indication of investment decisions of any RIF Fund.
and its overweight to the Multi-Style Equity Fund at 2.00% above

30 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

*	Assumes initial investment on April 30, 2007.
**

The Barclays U. S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment- grade corporate debt securities and mortgage-backed securities.

***

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****

The Russell Developed ex-U. S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Balanced Strategy Fund 31

Russell Investment Funds
Balanced Strategy Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account Policy Charges.
intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,093.20	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.53	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

32 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			RIF Multi-Style Equity Fund	1,389,562	26,193
Russell Investment Company					67,895
("RIC") and other Russell			Fixed Income - 37.2%
Investment Funds ("RIF") Series			RIC Russell Global Opportunistic Credit
Mutual Funds			Fund Class Y	903,064	8,958
			RIF Core Bond Fund	9,962,175	104,304
Alternative Funds - 12.0%					113,262
RIC Russell Commodity Strategies Fund
Class Y	1,062,711	8,969	International Equities - 28.5%
RIC Russell Global Infrastructure Fund			RIC Russell Emerging Markets Fund
Class Y	1,040,735	12,260	Class Y	754,100	13,574
RIC Russell Multi-Strategy Alternative			RIC Russell Global Equity Fund Class Y	2,573,125	29,411
Fund Class Y	877,271	9,089	RIF Non-U. S. Fund	3,541,636	43,633
RIF Global Real Estate Securities Fund	411,986	6,048			86,618
		36,366

Domestic Equities - 22.3%			Total Investments 100.0%
RIC Russell U. S. Defensive Equity Fund			(identified cost $257,456)		304,141
Class Y	365,986	15,375
RIC Russell U. S. Dynamic Equity Fund			Other Assets and Liabilities,
Class Y	1,445,126	17,024	Net - (0.0%)		(38)

RIF Aggressive Equity Fund	551,128	9,303	Net Assets - 100.0%		304,103

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	12 . 0
Domestic Equities	22 . 3
Fixed Income	37 . 2
International Equities	28 . 5
Total Investments	100 . 0
Other Assets and Liabilities, Net	(—*)
100 . 0

* Less than . 05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 33

Russell Investment Funds

Balanced Strategy Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$257,456
Investments, at fair value	304,141
Receivables:
Fund shares sold	43
From affiliates	12
Total assets	304,196
Liabilities
Payables:
Investments purchased	43
Accrued fees to affiliates	15
Other accrued expenses	35
Total liabilities	93
Net Assets	$304,103
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1)
Accumulated net realized gain (loss)	(4,248)
Unrealized appreciation (depreciation) on investments	46,685
Shares of beneficial interest	291
Additional paid-in capital	261,376
Net Assets	$304,103
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10 . 44
Net assets	$304,102,556
Shares outstanding ($. 01 par value)	29,136,346
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

34 Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$6,138

Expenses
Advisory fees	559
Administrative fees	140
Custodian fees	18
Transfer agent fees	12
Professional fees	57
Trustees’ fees	7
Printing fees	67
Miscellaneous	10
Expenses before reductions	870
Expense reductions	(590)
Net expenses	280
Net investment income (loss)	5,858

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,359
Capital gain distributions from Underlying Funds	4,011
Net realized gain (loss)	6,370
Net change in unrealized appreciation (depreciation) on investments	20,452
Net realized and unrealized gain (loss)	26,822
Net Increase (Decrease) in Net Assets from Operations	$32,680

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 35

Russell Investment Funds
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,858	$5,701
Net realized gain (loss)	6,370	(706)
Net change in unrealized appreciation (depreciation)	20,452	22,155
Net increase (decrease) in net assets from operations	32,680	27,150

Distributions
From net investment income	(6,020)	(5,712)
From net realized gain	(2,128)	—
Net decrease in net assets from distributions	(8,148)	(5,712)

Share Transactions*
Net increase (decrease) in net assets from share transactions	26,491	30,573
Total Net Increase (Decrease) in Net Assets	51,023	52,011

Net Assets
Beginning of period	253,080	201,069
End of period	$304,103	$253,080
Undistributed (overdistributed) net investment income included in net assets	$(1)	$161

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	3,613	$36,153	4,174	$38,630
Proceeds from reinvestment of distributions	798	8,148	609	5,712
Payments for shares redeemed	(1,778)	(17,810)	(1,496)	(13,769)
Total increase (decrease)	2,633	$26,491	3,287	$30,573

See accompanying notes which are an integral part of the financial statements.

36 Balanced Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment Income	and Unrealized	Investment	from Net	from Net
	Period	(Loss)(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	9 . 55	. 21	. 96	1 . 17	( . 21)	( . 07)
December 31, 2012	8 . 66	. 23	. 89	1 . 12	( . 23)	—
December 31, 2011	9 . 07	. 21	( . 42)	( . 21)	( . 20)	—
December 31, 2010	8 . 25	. 31	. 84	1 . 15	( . 31)	—
December 31, 2009	6 . 80	. 26	1 . 47	1 . 73	( . 24)	( . 04)

See accompanying notes which are an integral part of the financial statements.

38 Balanced Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Capital	Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets (b)(d)	Turnover Rate
—	( . 28)	10 . 44	12 . 43	304,103	. 31	. 10	2 . 09	11
—	( . 23)	9 . 55	12 . 95	253,080	. 32	. 10	2 . 49	21
—	( . 20)	8 . 66	(2 . 40)	201,069	. 31	. 10	2 . 36	8
( . 02)	( . 33)	9 . 07	14 . 06	157,122	. 36	. 10	3 . 67	23
—	( . 28)	8 . 25	26 . 23	105,185	. 35	. 09	3 . 62	8

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 39

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Growth Strategy Fund		Barclays U. S. Aggregate Bond Index ***
	Total		Total
	Return		Return
1 Year	16 . 56%	1 Year	-2. 02%
5 Years	13 . 42%§	5 Years	4 . 44%§
Inception*	3 . 51%§	Inception*	4 . 84%§

Russell 1000 ® Index **		Russell Developed ex-U. S. Large Cap® Index Net ****
	Total		Total
	Return		Return
1 Year	33 . 11%	1 Year	21 . 68%
5 Years	18 . 59%§	5 Years	13 . 10%§
Inception*	5 . 92%§	Inception*	1 . 04%§

40 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	markets detracted, as emerging markets finished the year up
invests in other Russell Investment Funds and Russell Investment	0.02% as measured by the Russell Emerging Markets Index.
Company mutual funds (the “Underlying Funds”) . The Underlying	U. S. equity markets benefited from an improving macroeconomic
Funds employ a multi-manager approach whereby portions of the	outlook and positive political developments through the year. The
Underlying Funds are allocated to different money managers.	U. S. federal government’s avoidance of a “fiscal cliff” in January
Underlying Fund assets not allocated to money managers	helped catalyze a strong start for U. S. equities in 2013. In non-U. S.
are managed by Russell Investment Management Company	markets, expansionary policies in Japan and positive economic
(“RIMCo”), the Fund’s and Underlying Funds’ advisor. RIMCo, as	news in Europe were beneficial. In emerging markets, flat returns
the Underlying Funds’ advisor, may change the allocation of the	were generally driven by macroeconomic, political, and policy
Underlying Funds’ assets among money managers at any time. An	events. The anticipation of the Fed’s tapering of quantitative
exemptive order from the Securities and Exchange Commission	easing negatively impacted emerging market equities.
(“SEC”) permits RIMCo to engage or terminate a money manager	Alternative asset classes generally fared well over the year, as
in an Underlying Fund at any time, subject to approval by the	the S&P Global Infrastructure Index posted a 14.00% gain while
Underlying Fund’s Board, without a shareholder vote. Pursuant to	global real estate securities finished up 3.67% as measured by the
the terms of the exemptive order, an Underlying Fund is required	FTSE EPRA/NAREIT Developed Index. However, infrastructure
to notify its shareholders within 90 days of when a money manager	and global real estate generally lagged equities, as these interest
begins providing services.	rate sensitive asset classes were negatively impacted by the
What is the Fund’s investment objective?	U. S. Federal Reserve’s (“Fed”) indication of potential tapering
The Fund seeks to provide high long term capital appreciation	of its stimulus program earlier than markets had anticipated.
with low current income.	Commodity markets also struggled relative to equity markets as the Dow Jones UBS Commodity Index lost 9.52% for the year,
How did the Fund perform relative to its benchmark for the	hurt by softening demand in emerging markets such as China.
fiscal year ended December 31, 2013?	Alternative strategies detracted from a benchmark relative
For the fiscal year ended December 31, 2013, the Growth Strategy	perspective, as the Russell Multi-Strategy Alternative Fund
Fund gained 16.56%. This is compared to the Fund’s primary	also lagged the equity markets for the year. Overall, exposure to
benchmark, the Russell 1000 ® Index, which gained 33.11%	these alternative asset classes detracted from benchmark relative
during the same period. The Fund’s performance includes	performance.
operating expenses, whereas index returns are unmanaged and	Fixed income markets ended the year down, largely impacted by
do not include expenses of any kind.	a volatile interest rate environment. Interest rates sharply rose in
For the fiscal year ended December 31, 2013, the Lipper® Mixed	the first half of the year off concerns of Fed tapering in the near
Asset Target Allocation Growth Funds Average (VIP), a group of	term, only to fall later in the year after a surprise announcement
funds that Lipper considers to have investment strategies similar	by the Fed that tapering would not occur in September as many
to those of the Fund, gained 19.20%. This result serves as a peer	expected. Overall, exposure to fixed income hurt the Fund’s
comparison and is expressed net of operating expenses.	benchmark relative performance.

The Fund’s underperformance relative to the Russell 1000 ® Index	How did the investment strategies and techniques employed
was primarily due to the Fund’s out-of-benchmark allocations to	by the Fund and the Underlying Funds affect the Fund’s
non-U. S. equity, real assets and fixed income Underlying Funds,	performance?
which generally underperformed the U. S. large cap equity market	The Fund is a fund of funds and its performance is based on
as represented by the Russell 1000® Index.
RIMCo’s strategic asset allocations and the performance of the
How did the market conditions described in the Market	Underlying Funds in which the Fund invests.
Summary report affect the Fund’s performance?	The Fund’s strategic allocation to U. S. large cap and small cap
Global equity markets ended the fiscal year on a strong note, led	Underlying Funds provided mixed results. Exposure to the
by the U. S. where markets gained 33.55% for the year as measured	Aggressive Equity Fund benefited the Fund’s benchmark relative
by the Russell 3000 ® Index. Non-U. S. markets also finished up,	performance, as U. S. small cap equities outperformed U. S. large
posting returns of 21.68% as measured by the Russell Developed	cap equities and this Underlying Fund outperformed its small cap
ex-U. S. Large Cap Index, but lagged U. S. markets. The Fund’s	primary benchmark. However, underlying active management
exposure to non-U. S. equities was a large driver to negative	within the U. S. large cap equity Underlying Funds detracted, as
benchmark relative returns. In particular, exposure to emerging	each underperformed its respective U. S. equity market segment

Growth Strategy Fund 41

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

as represented by its primary benchmark. For the Aggressive	the target strategic allocation given mitigation of large tail risk by
Equity Fund, underweight exposure to high yielding sectors	positive European Central Bank and Fed policy announcements,
such as REITs and utilities and overweight exposure to cyclicals	but continued economic concerns over Europe.
contributed to positive performance. For the Multi-Style Equity	On February 1, 2013, the Fund tilted 1.25% away from the Core
Fund, stock selection within the health care sector detracted from	Bond Fund and 1.25% towards the Russell Emerging Markets
the Fund’s performance.	Fund to express a positive equity outlook relative to fixed income
Strategic exposure to non-U. S. equity Underlying Funds detracted,	for the 2013 calendar year.
as non-U. S. equities underperformed U. S. equities for the year.	On June 18, 2013, the Fund tilted 1.25% away from the Russell
Underlying active management was mixed, as the Russell Global	Commodity Strategies Fund and 1.25% towards the Russell
Equity Fund and Non-U. S. Fund outperformed their benchmarks,	Global Infrastructure Fund to express a negative near to medium
while the Russell Emerging Markets fund underperformed its	term outlook for commodities and the desire to increase the Fund’s
benchmark. For the Non-U. S. Fund, exposure to companies	equity beta exposure (beta is a measure of a portfolio’s volatility
with higher than forecasted growth and overweight exposure	and its sensitivity to the direction of the market) .
to momentum was beneficial to performance. An underweight
position in materials stocks also contributed. For the Russell	On July 5, 2013, the Fund partially removed its 2.00% underweight
Emerging Markets Fund, an underweight to Malaysia and Taiwan	to the Non-U. S. Fund by 1.00% and moved 1.00% underweight to
and an overweight to Turkey detracted.	the Core Bond Fund, as the portfolio manager continued to expect a positive equity market and a muted outlook on fixed income for
The Fund’s strategic allocation to fixed income Underlying Funds	the second half of 2013.
negatively impacted the Fund’s benchmark relative performance,
while underlying active management was mixed. The Core Bond	On October 7, 2013, the Fund tilted 1.25% away from the Global
Fund outperformed its benchmark for the period, while the	Real Estate Securities Fund and 1.00% away from the Multi-Style
Russell Global Opportunistic Credit Fund underperformed. For	Equity Fund, while increasing the Non-U. S. Fund by 1.25% and
the Core Bond Fund, exposure to non-agency mortgage-backed	the Core Bond Fund by 1.00%. These tilts were implemented to
securities, duration positioning as well as exposure to non-	remove the negative outlook on the non-U. S. developed equity
U. S. interest rates contributed to performance. For the Russell	markets and to move the Fund to a neutral equity and fixed income
Global Opportunistic Credit Fund, hard currency sovereign debt	weight. The underweight to the Global Real Estate Securities
selection within emerging markets detracted from performance,	Fund was taken to mitigate the Fund’s exposure in this interest
as well as well as bank loan exposures as spreads on high yield	rate sensitive asset class, given potential for rising interest rates
bonds rallied, particularly near the end of the year.	in the near term.
The Fund’s strategic allocation to alternative Underlying Funds	On October 9, 2013, the Fund tilted 1.25% away from the
detracted, though underlying active management was generally	Aggressive Equity Fund and 1.25% towards the Core Bond
positive, with the exception of the Global Real Estate Securities	Fund, bringing these allocations back to policy weight. This tilt
Fund. For the Global Real Estate Securities Fund, an underweight	was driven by a more cautious outlook on equity markets for the
position taken in Japan detracted, as Japan was among the	remainder of the year, particularly small cap equities, which have
stronger performing markets. Other detractors included an out of	performed strongly for the year.
benchmark exposure to Brazil and stock selection in Hong Kong.	The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or allocation	portfolio managers only through the end of the period
to the Underlying Funds.	covered by the report. These views do not necessarily
RIMCo has the discretion to modify the target strategic asset	represent the views of RIMCo, or any other person in RIMCo
allocation of the Fund by up to +/- 3% at the equities, fixed income	or any other affiliated organization. These views are
or alternative category level based on RIMCo’s assessment of	subject to change at any time based upon market conditions
relative market valuation of the asset classes represented by each	or other events, and RIMCo disclaims any responsibility to
Underlying Fund. Performance of the Fund’s short-term asset	update the views contained herein. These views should not
allocation modifications ended the fiscal year positively.	be relied on as investment advice and, because investment
decisions for a Russell Investment Funds (“RIF”) Fund are
Entering the fiscal year, the Fund maintained its underweight to	based on numerous factors, should not be relied on as an
the Non-U. S. Fund at 2.25% below the target strategic allocation	indication of investment decisions of any RIF Fund.
and its overweight to the Multi-Style Equity Fund at 2.25% above

42 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

*	Assumes initial investment on April 30, 2007.
**

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

The Barclays U. S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment- grade corporate debt securities and mortgage-backed securities.

****

The Russell Developed ex-U. S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Growth Strategy Fund 43

Russell Investment Funds
Growth Strategy Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account or Policy Charges.
intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,118.50	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.53	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

44 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			RIF Multi-Style Equity Fund	1,135,716	21,408
Russell Investment Company					52,327
("RIC") and other Russell			Fixed Income - 18.8%
Investment Funds ("RIF") Series			RIC Russell Global Opportunistic Credit
Mutual Funds			Fund Class Y	758,755	7,527
			RIF Core Bond Fund	2,698,206	28,250
Alternative Funds - 16.7%					35,777
RIC Russell Commodity Strategies Fund
Class Y	1,055,281	8,907	International Equities - 37.0%
RIC Russell Global Infrastructure Fund			RIC Russell Emerging Markets Fund
Class Y	847,724	9,986	Class Y	606,250	10,912
RIC Russell Multi-Strategy Alternative			RIC Russell Global Equity Fund Class Y	2,168,213	24,783
Fund Class Y	730,907	7,572	RIF Non-U. S. Fund	2,801,145	34,510
RIF Global Real Estate Securities Fund	354,863	5,209			70,205
		31,674

Domestic Equities - 27.5%			Total Investments 100.0%
RIC Russell U. S. Defensive Equity Fund			(identified cost $156,719)		189,983
Class Y	248,965	10,459
RIC Russell U. S. Dynamic Equity Fund			Other Assets and Liabilities,
Class Y	1,050,560	12,376	Net - (0.0%)		(27)

RIF Aggressive Equity Fund	478,904	8,084	Net Assets - 100.0%		189,956

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	16 . 7
Domestic Equities	27 . 5
Fixed Income	18 . 8
International Equities	37 . 0
Total Investments	100 . 0
Other Assets and Liabilities, Net	(—*)
100 . 0

* Less than . 05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 45

Russell Investment Funds
Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$156,719
Investments, at fair value	189,983
Receivables:
Fund shares sold	75
From affiliates	9
Total assets	190,067
Liabilities
Payables:
Investments purchased	74
Accrued fees to affiliates	9
Other accrued expenses	28
Total liabilities	111
Net Assets	$189,956
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$64
Accumulated net realized gain (loss)	(2,984)
Unrealized appreciation (depreciation) on investments	33,264
Shares of beneficial interest	186
Additional paid-in capital	159,426
Net Assets	$189,956
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10 . 23
Net assets	$189,955,966
Shares outstanding ($. 01 par value)	18,571,124
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

46 Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$4,014

Expenses
Advisory fees	336
Administrative fees	84
Custodian fees	19
Transfer agent fees	7
Professional fees	47
Trustees’ fees	4
Printing fees	38
Miscellaneous	7
Expenses before reductions	542
Expense reductions	(374)
Net expenses	168
Net investment income (loss)	3,846

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	922
Capital gain distributions from Underlying Funds	3,140
Net realized gain (loss)	4,062
Net change in unrealized appreciation (depreciation) on investments	17,906
Net realized and unrealized gain (loss)	21,968
Net Increase (Decrease) in Net Assets from Operations	$25,814

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 47

Russell Investment Funds
Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,846	$2,694
Net realized gain (loss)	4,062	(785)
Net change in unrealized appreciation (depreciation)	17,906	14,971
Net increase (decrease) in net assets from operations	25,814	16,880

Distributions
From net investment income	(3,852)	(2,688)
Net decrease in net assets from distributions	(3,852)	(2,688)

Share Transactions*
Net increase (decrease) in net assets from share transactions	22,839	19,484
Total Net Increase (Decrease) in Net Assets	44,801	33,676

Net Assets
Beginning of period	145,155	111,479
End of period	$189,956	$145,155
Undistributed (overdistributed) net investment income included in net assets	$64	$70

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,991	$28,562	3,017	$25,939
Proceeds from reinvestment of distributions	391	3,852	306	2,689
Payments for shares redeemed	(994)	(9,575)	(1,059)	(9,144)
Total increase (decrease)	2,388	$22,839	2,264	$19,484

See accompanying notes which are an integral part of the financial statements.

48 Growth Strategy Fund

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Russell Investment Funds

Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income(Loss)(a)	and Unrealized	Investment	from Net	from Net
	Period	(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	8 . 97	. 22	1 . 26	1 . 48	( . 22)	—
December 31, 2012	8 . 01	. 18	. 95	1 . 13	( . 17)	—
December 31, 2011	8 . 57	. 17	( . 57)	( . 40)	( . 16)	—
December 31, 2010	7 . 66	. 23	. 91	1 . 14	( . 22)	—
December 31, 2009	6 . 11	. 19	1 . 56	1 . 75	( . 17)	( . 03)

See accompanying notes which are an integral part of the financial statements.

50 Growth Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average Net	Portfolio
Capital	Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Assets(b)(d)	Turnover Rate
—	( . 22)	10 . 23	16 . 56	189,956	. 32	. 10	2 . 29	12
—	( . 17)	8 . 97	14 . 22	145,155	. 34	. 10	2 . 07	25
—	( . 16)	8 . 01	(4 . 73)	111,479	. 34	. 10	2 . 02	10
( . 01)	( . 23)	8 . 57	15 . 06	90,592	. 39	. 10	2 . 88	29
—	( . 20)	7 . 66	29 . 43	61,506	. 40	. 09	2 . 80	6

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 51

Russell Investment Funds Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2013 (Unaudited)

Equity Growth Strategy Fund		Russell Developed ex-U. S. Large Cap® Index Net ***
	Total		Total
	Return		Return
1 Year	19 . 81%	1 Year	21 . 68%
5 Years	14 . 37%§	5 Years	13 . 10%§
Inception*	2 . 43%§	Inception*	1 . 04%§

Russell 1000 ® Index **
Total
Return
1 Year	33 . 11%
5 Years	18 . 59%§
Inception*	5 . 92%§

52 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	0.02% as measured by the Russell Emerging Markets Index.
that invests in other Russell Investment Funds and Russell	U. S. equity markets benefited from an improving macroeconomic
Investment Company mutual funds (the “Underlying Funds”) .	outlook and positive political developments through the year. The
The Underlying Funds employ a multi-manager approach whereby	U. S. federal government’s avoidance of a “fiscal cliff” in January
portions of the Underlying Funds are allocated to different	helped catalyze a strong start for U. S. equities in 2013. In non-U. S.
money managers. Underlying Fund assets not allocated to money	markets, expansionary policies in Japan and positive economic
managers are managed by Russell Investment Management	news in Europe were beneficial. In emerging markets, flat returns
Company (“RIMCo”), the Fund’s and Underlying Funds’	were generally driven by macroeconomic, political, and policy
advisor. RIMCo, as the Underlying Funds’ advisor, may change	events. The anticipation of the Fed’s tapering of quantitative
the allocation of the Underlying Funds’ assets among money	easing negatively impacted emerging market equities.
managers at any time. An exemptive order from the Securities	Alternative asset classes generally fared well over the year, as
and Exchange Commission (“SEC”) permits RIMCo to engage or	the S&P Global Infrastructure Index posted a 14.00% gain while
terminate a money manager in an Underlying Fund at any time,	global real estate securities finished up 3.67% as measured by the
subject to approval by the Underlying Fund’s Board, without a	FTSE EPRA/NAREIT Developed Index. However, infrastructure
shareholder vote. Pursuant to the terms of the exemptive order, an	and global real estate generally lagged equities, as these interest
Underlying Fund is required to notify its shareholders within 90	rate sensitive asset classes were negatively impacted by the
days of when a money manager begins providing services.	U. S. Federal Reserve’s (“Fed”) indication of potential tapering
What is the Fund’s investment objective?	of its stimulus program earlier than markets had anticipated.
The Fund seeks to provide high long term capital appreciation.	Commodity markets also struggled relative to equity markets as the Dow Jones UBS Commodity Index lost 9.52% for the year,
How did the Fund perform relative to its benchmark for the	hurt by softening demand in emerging markets such as China.
fiscal year ended December 31, 2013?	Alternative strategies detracted from a benchmark relative
For the fiscal year ended December 31, 2013, the Equity Growth	perspective, as the Russell Multi-Strategy Alternative Fund
Strategy Fund gained 19.81%. This is compared to the Fund’s	also lagged the equity markets for the year. Overall, exposure to
primary benchmark, the Russell 1000 ® Index, which gained	these alternative asset classes detracted from benchmark relative
33.11% during the same period. The Fund’s performance includes	performance.
operating expenses, whereas index returns are unmanaged and do	Fixed income markets ended the year down, largely impacted by
not include expenses of any kind.	a volatile interest rate environment. Interest rates sharply rose in
For the fiscal year ended December 31, 2013, the Lipper® Global	the first half of the year off concerns of Fed tapering in the near
Core Funds Average (VIP), a group of funds that Lipper considers	term, only to fall later in the year after a surprise announcement
to have investment strategies similar to those of the Fund, gained	by the Fed that tapering would not occur in September as many
25.43%. This result serves as a peer comparison and is expressed	expected. Overall, exposure to fixed income hurt the Fund’s
net of operating expenses.	benchmark relative performance.

The Fund’s underperformance relative to the Russell 1000 ® Index	How did the investment strategies and techniques employed
was primarily due to the Fund’s out-of-benchmark allocations to	by the Fund and the Underlying Funds affect the Fund’s
non-U. S. equity, real assets and fixed income Underlying Funds,	performance?
which generally underperformed the U. S. large cap equity market	The Fund is a fund of funds and its performance is based on
as represented by the Russell 1000® Index.
RIMCo’s strategic asset allocations and the performance of the
How did the market conditions described in the Market	Underlying Funds in which the Fund invests.
Summary report affect the Fund’s performance?	The Fund’s strategic allocation to U. S. large cap and small cap
Global equity markets ended the fiscal year on a strong note, led	Underlying Funds provided mixed results. Exposure to the
by the U. S. where markets gained 33.55% for the year as measured	Aggressive Equity Fund benefited the Fund’s benchmark relative
by the Russell 3000 ® Index. Non-U. S. markets also finished up,	performance, as U. S. small cap equities outperformed U. S. large
posting returns of 21.68% as measured by the Russell Developed	cap equities and this Underlying Fund outperformed its small cap
ex-U. S. Large Cap Index, but lagged U. S. markets. The Fund’s	primary benchmark. However, underlying active management
exposure to non-U. S. equities was a large driver to negative	within the U. S. large cap equity Underlying Funds detracted, as
benchmark relative returns. In particular, exposure to emerging	each underperformed its respective U. S. equity market segment
markets detracted, as emerging markets finished the year up	as represented by its primary benchmark. For the Aggressive

Equity Growth Strategy Fund 53

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

Equity Fund, underweight exposure to high yielding sectors	On February 1, 2013, the Fund tilted 1.25% away from the
such as REITs and utilities and overweight exposure to cyclicals	Russell Global Opportunistic Credit Fund and 1.25% towards
contributed to positive performance. For the Multi-Style Equity	the Russell Emerging Markets Fund to express a positive equity
Fund, stock selection within the health care sector detracted	outlook relative to fixed income for the 2013 calendar year.
from the Fund’s performance. Strategic exposure to non-U. S.	On June 18, 2013, the Fund tilted 1.25% away from the Russell
equity Underlying Funds detracted, as non-U. S. equities	Commodity Strategies Fund and 1.25% towards the Russell
underperformed U. S. equities for the year. Underlying active	Global Infrastructure Fund to express a negative near to medium
management was mixed, as the Russell Global Equity Fund	term outlook for commodities and the desire to increase the Fund’s
and Non-U. S. Fund outperformed their benchmarks, while the	equity beta exposure (beta is a measure of a portfolio’s volatility
Russell Emerging Markets fund underperformed its benchmark.	and its sensitivity to the direction of the market) .
For the Non-U. S. Fund, exposure to companies with higher than
forecasted growth and overweight exposure to momentum was	On July 5, 2013, the Fund partially removed its 2.00% underweight
beneficial to performance. An underweight position in materials	to the Non-U. S. Fund by 1.00% and moved 1.00% underweight to
stocks also contributed. For the Russell Emerging Markets Fund,	the Core Bond Fund, as the portfolio manager continued to expect
an underweight to Malaysia and Taiwan and an overweight to	a positive equity market and a muted outlook on fixed income for
Turkey detracted.	the second half of 2013.
The Fund’s strategic allocation to the Russell Global Opportunistic	On October 7, 2013, the Fund tilted 1.25% away from the Global
Credit Fund negatively impacted the Fund’s benchmark relative	Real Estate Securities Fund and 1.25% away from the Multi-Style
performance, as fixed income markets generally underperformed	Equity Fund, while increasing the Non-U. S. Fund by 1.25% and
equities and the Russell Global Opportunistic Credit Fund	the Russell Global Opportunistic Credit Fund by 1.00%. These
underperformed its benchmark.	tilts were implemented to remove the negative outlook on the non-
U. S. developed equity markets and to move the Fund to a neutral
The Fund’s strategic allocation to alternative Underlying Funds	equity and fixed income weight. The underweight to global real
detracted, though underlying active management was generally	estate was taken to mitigate the Fund’s exposure in this interest
positive, with the exception of the Global Real Estate Securities	rate sensitive asset class, given potential for rising interest rates
Fund. For the Global Real Estate Securities Fund, an underweight	in the near term.
position taken in Japan detracted, as Japan was among the
stronger performing markets. Other detractors included an out of	On October 9, 2013, the Fund tilted 1.25% away from the
benchmark exposure to Brazil and stock selection in Hong Kong.	Aggressive Equity Fund and 1.25% towards the Russell Global
Opportunistic Credit Fund, bringing these allocations back to
Describe any changes to the Fund’s structure or allocation	policy weight. This tilt was driven by a more cautious outlook on
to the Underlying Funds.	equity markets for the remainder of the year, particularly small
RIMCo has the discretion to modify the target strategic asset	cap equities, which have performed strongly for the year.
allocation of the Fund by up to +/- 3% at the equities, fixed income
or alternative category level based on RIMCo’s assessment of	The views expressed in this report reflect those of the
relative market valuation of the asset classes represented by each	portfolio managers only through the end of the period
Underlying Fund. Performance of the Fund’s short-term asset	covered by the report. These views do not necessarily
allocation modifications ended the fiscal year positively.	represent the views of RIMCo, or any other person in RIMCo
or any other affiliated organization. These views are
Entering the fiscal year, the Fund maintained its underweight to	subject to change at any time based upon market conditions
the Non-U. S. Fund at 2.25% below the target strategic allocation	or other events, and RIMCo disclaims any responsibility to
and its overweight to the Multi-Style Equity Fund at 2.25% above	update the views contained herein. These views should not
the target strategic allocation given mitigation of large tail risk by	be relied on as investment advice and, because investment
positive European Central Bank and Fed policy announcements,	decisions for a Russell Investment Funds (“RIF”) Fund are
but continued economic concerns over Europe.	based on numerous factors, should not be relied on as an
indication of investment decisions of any RIF Fund.

54 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2013 (Unaudited)

*	Assumes initial investment on April 30, 2007.
**

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

The Russell Developed ex-U. S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Equity Growth Strategy Fund 55

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2013 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”) .	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account or Policy Charges.
intended to help you understand your ongoing costs (in dollars)
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example		Actual	Performance (5%
is based on an investment of $1,000 invested at the beginning of		Performance	return before expenses)
the period and held for the entire period indicated, which for this
Beginning Account Value
Fund is from July 1, 2013 to December 31, 2013.	July 1, 2013	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
	December 31, 2013	$1,138.10	$1,024.70
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.54	$0.51
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.10%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/365 (to reflect the one-half year
that you paid over the period. Simply divide your account value by	period) . May reflect amounts waived, reimbursed and/or other credits. Without
$1,000 (for example, an $8,600 account value divided by $1,000	any waivers, reimbursements and/or other credits, expenses would have been
= 8.6), then multiply the result by the number in the first column	higher.
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

56 Equity Growth Strategy Fund

Russell Investment Fund
Equity Growth Strategy Fund

Schedule of Investments — December 31, 2013

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			RIF Multi-Style Equity Fund	353,844	6,670
Russell Investment Company					16,900
("RIC") and other Russell			Fixed Income - 4.9%
Investment Funds ("RIF") Series			RIC Russell Global Opportunistic Credit
Mutual Funds			Fund Class Y	248,034	2,460

Alternative Funds - 18.5%
RIC Russell Commodity Strategies Fund			International Equities - 43.0%
Class Y	276,726	2,336	RIC Russell Emerging Markets Fund
RIC Russell Global Infrastructure Fund			Class Y	214,121	3,854
Class Y	223,388	2,631	RIC Russell Global Equity Fund Class Y	573,629	6,556
RIC Russell Multi-Strategy Alternative			RIF Non-U. S. Fund	907,271	11,178
Fund Class Y	240,079	2,487			21,588
RIF Global Real Estate Securities Fund	127,218	1,868
		9,322	Total Investments 100.0%
Domestic Equities - 33.6%			(identified cost $38,641)		50,270

RIC Russell U. S. Defensive Equity Fund			Other Assets and Liabilities,
Class Y	65,731	2,762
RIC Russell U. S. Dynamic Equity Fund			Net - (0.0%)		(16)

Class Y	408,739	4,815	Net Assets - 100.0%		50,254
RIF Aggressive Equity Fund	157,188	2,653

Presentation of Portfolio Holdings

% of Net
Categories	Assets
Alternative Funds	18 . 5
Domestic Equities	33 . 6
Fixed Income	4 . 9
International Equities	43 . 0
Total Investments	100 . 0
Other Assets and Liabilities, Net	(—*)
100 . 0

* Less than . 05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 57

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2013

Amounts in thousands
Assets
Investments, at identified cost	$38,641
Investments, at fair value	50,270
Receivables:
Fund shares sold	2
From affiliates	7
Total assets	50,279
Liabilities
Payables:
Investments purchased	1
Fund shares redeemed	1
Accrued fees to affiliates	2
Other accrued expenses	21
Total liabilities	25
Net Assets	$50,254
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$49
Accumulated net realized gain (loss)	(4,011)
Unrealized appreciation (depreciation) on investments	11,629
Shares of beneficial interest	52
Additional paid-in capital	42,535
Net Assets	$50,254
Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9 . 60
Net assets	$50,253,890
Shares outstanding ($. 01 par value)	5,233,648
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

58 Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2013

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$1,192

Expenses
Advisory fees	90
Administrative fees	23
Custodian fees	18
Transfer agent fees	2
Professional fees	37
Trustees’ fees	1
Printing fees	10
Miscellaneous	6
Expenses before reductions	187
Expense reductions	(142)
Net expenses	45
Net investment income (loss)	1,147

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	488
Capital gain distributions from Underlying Funds	989
Net realized gain (loss)	1,477
Net change in unrealized appreciation (depreciation) on investments	5,517
Net realized and unrealized gain (loss)	6,994
Net Increase (Decrease) in Net Assets from Operations	$8,141

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 59

Russell Investment Funds
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,147	$661
Net realized gain (loss)	1,477	27
Net change in unrealized appreciation (depreciation)	5,517	4,502
Net increase (decrease) in net assets from operations	8,141	5,190

Distributions
From net investment income	(1,148)	(652)
Net decrease in net assets from distributions	(1,148)	(652)

Share Transactions*
Net increase (decrease) in net assets from share transactions	4,121	3,757
Total Net Increase (Decrease) in Net Assets	11,114	8,295

Net Assets
Beginning of period	39,140	30,845
End of period	$50,254	$39,140
Undistributed (overdistributed) net investment income included in net assets	$49	$50

* Share transaction amounts (in thousands) for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	2013		2012
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	894	$7,903	1,330	$10,387
Proceeds from reinvestment of distributions	125	1,148	81	652
Payments for shares redeemed	(554)	(4,930)	(915)	(7,282)
Total increase (decrease)	465	$4,121	496	$3,757

See accompanying notes which are an integral part of the financial statements.

60 Equity Growth Strategy Fund

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Russell Investment Funds

Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income(Loss) (a)	and Unrealized	Investment	from Net	from Net
	Period	(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2013	8 . 21	. 23	1 . 39	1 . 62	( . 23)	—
December 31, 2012	7 . 22	. 15	. 98	1 . 13	( . 14)	—
December 31, 2011	7 . 82	. 13	( . 61)	( . 48)	( . 12)	—
December 31, 2010	6 . 98	. 14	. 91	1 . 05	( . 15)	—
December 31, 2009	5 . 42	. 12	1 . 56	1 . 68	( . 09)	( . 03)

See accompanying notes which are an integral part of the financial statements.

62 Equity Growth Strategy Fund

					%	%	%
		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Return of	Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average Net	Portfolio
Capital	Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Assets(b)(d)	Turnover Rate
—	( . 23)	9 . 60	19 . 81	50,254	. 41	. 10	2 . 55	17
—	( . 14)	8 . 21	15 . 68	39,140	. 44	. 10	1 . 79	37
—	( . 12)	7 . 22	(6 . 22)	30,845	. 49	. 10	1 . 72	15
( . 06)	( . 21)	7 . 82	15 . 09	26,816	. 53	. 10	1 . 89	42
—	( . 12)	6 . 98	31 . 79	20,057	. 59	. 08	2 . 02	21

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 63

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2013

(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”) .
(e)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

64 Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2013

1. Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 9 different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each of the Funds is a “fund of funds” and diversifies its assets by investing, at present, in Shares of several other Russell Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (together, the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of the Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds. Each Fund intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund including changes to the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equity, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

The following table shows the Underlying Funds in which each Fund invests and the target strategic asset allocation effective May 1, 2013 to each Underlying Fund.

Asset Allocation Targets as of May 1, 2013*
	Moderate	Balanced	Growth	Equity Growth
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Funds**
RIC Russell Commodity Strategies Fund	0-8%	0-9%	0-11%	1-11%
RIC Russell Global Infrastructure Fund	0-8	0-8	0-9	0-9
RIC Russell Multi-Strategy Alternative Fund	0-8	0-8	0-9	0-10
RIF Global Real Estate Securities Fund	0-8	0-8	0-9	0-10
Domestic Equity Funds
RIC Russell U. S. Defensive Equity Fund	0-9	1-10	1-10	1-11
RIC Russell U. S. Dynamic Equity Fund	0-7	1-11	1-11	4-14
RIF Aggressive Equity Fund	0-7	0-9	1-11	2-12
RIF Multi-Style Equity Fund	0-9	2-12	5-15	7-17
Fixed Income Funds
RIC Russell Global Opportunistic Credit Fund	0-8	0-8	0-9	0-10
RIC Russell Investment Grade Bond Fund	15-25	0	0	0
RIF Core Bond Fund	31-41	30-40	10-20	0
International Equity Funds
RIC Russell Emerging Markets Fund	0-8	0-9	0-10	1-11
RIC Russell Global Equity Fund	2-12	4-14	8-18	8-18
RIF Non-U. S. Fund	3-13	9-19	13-23	17-27

*	Prospectus dated May 1, 2013.
**	Alternative Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

Notes to Financial Statements 65

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013

2. Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.
•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by Russell Fund Services Company, acting at the discretion of the Board, that are used in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2013 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in

66 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013 the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2010 through December 31, 2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or the risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. This could cause an Underlying Fund to underperform other types of investments.

Notes to Financial Statements 67

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013

3 . Investment Transactions

Securities
During the period ended December 31, 2013, purchases and sales of the Underlying Funds (excluding short-term were as follows:
	Purchases	Sales
Moderate Strategy Fund	$22,617,439	$17,649,204
Balanced Strategy Fund	59,077,101	30,861,244
Growth Strategy Fund	45,958,292	19,986,388
Equity Growth Strategy Fund	12,805,622	7,697,967

4 . Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company) . Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.
The advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended December 31,
2013 .
	Advisory	Administrative
Moderate Strategy Fund	$200,153	$50,030
Balanced Strategy Fund	559,471	139,844
Growth Strategy Fund	336,076	84,006
Equity Growth Strategy Fund	90,068	22,513

RIMCo has contractually agreed, until April 30, 2014, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other Fund level direct expenses to the extent that direct Fund level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.
For the period ended December 31, 2013, RIMCo waived/reimbursed the following expenses:
	Waiver	Reimbursement	Total
Moderate Strategy Fund	$200,153	$49,521	$249,674
Balanced Strategy Fund	559,471	30,090	589,561
Growth Strategy Fund	336,076	37,950	374,026
Equity Growth Strategy Fund	90,068	51,612	141,680

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.
RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of the fees paid by the Funds for the period ended December 31, 2013:
Amount
Moderate Strategy Fund	$4,403
Balanced Strategy Fund	12,308
Growth Strategy Fund	7,394
Equity Growth Strategy Fund	1,981

68 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2013 were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Administration fees	$ 4,284	$ 12,532	$ 7,773	$2,044
Transfer agent fees	378	1,106	684	181
Trustee fees	434	1,129	631	180
	$ 5,096	$14,767	$ 9,088	$2,405

Board of Trustees

The Russell Fund Complex consists of RIC, which has 37 funds, RIF, which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”) which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $87,000 per year (effective January 1, 2014, $96,000); each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $75,000 (effective January 1, 2014, $85,000). Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2013 with Underlying Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Moderate Strategy Fund
RIC Russell Commodity Strategies Fund	$2,300	$818	$1,145	$(93)	$—	$—
RIC Russell Global Infrastructure Fund	3,902	1,455	608	7	198	98
RIC Russell Multi-Strategy Alternative Fund	3,102	482	268	(2)	36	—
RIF Global Real Estate Securities Fund	2,329	939	1,281	97	112	92
RIC Russell U. S. Defensive Equity Fund	4,159	308	783	122	55	—
RIC Russell U. S. Dynamic Equity Fund	2,085	407	489	69	175	65
RIF Aggressive Equity Fund	1,041	472	1,250	572	28	54
RIF Multi-Style Equity Fund	4,946	759	2,020	435	71	257
RIC Russell Global Opportunistic Credit Fund	2,050	417	140	(4)	109	12
RIC Russell Investment Grade Bond Fund	20,484	5,080	2,785	(78)	227	—
RIF Core Bond Fund	36,898	6,238	2,053	(70)	533	88
RIC Russell Emerging Markets Fund	3,625	1,929	549	(27)	32	105
RIC Russell Global Equity Fund	7,824	750	1,536	218	78	118
RIF Non-U. S. Fund	8,370	2,563	1,422	74	137	—
	$103,115	$22,617	$16,329	$1,320	$ 1,791	$889
Balanced Strategy Fund
RIC Russell Commodity Strategies Fund	$8,969	$2,936	$3,319	$(252)	$—	$—
RIC Russell Global Infrastructure Fund	12,260	4,460	405	13	602	305

Notes to Financial Statements 69

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
RIC Russell Multi-Strategy Alternative Fund	9,089	1,475	134	(2)	105	—
RIF Global Real Estate Securities Fund	6,048	2,088	3,188	232	305	239
RIC Russell U. S. Defensive Equity Fund	15,375	675	1,364	143	194	—
RIC Russell U. S. Dynamic Equity Fund	17,024	2,546	1,800	254	1,419	528
RIF Aggressive Equity Fund	9,303	1,115	3,788	1,049	220	475
RIF Multi-Style Equity Fund	26,193	2,381	4,915	1,026	327	1,350
RIC Russell Global Opportunistic Credit Fund	8,958	1,929	77	(1)	457	53
RIF Core Bond Fund	104,304	24,047	5,158	(133)	1,382	229
RIC Russell Emerging Markets Fund	13,574	5,655	430	(15)	120	394
RIC Russell Global Equity Fund	29,411	1,593	2,086	106	290	438
RIF Non-U. S. Fund	43,633	8,177	1,838	(61)	717	—
	$304,141	$59,077	$28,502	$2,359	$ 6,138	$ 4,011
Growth Strategy Fund
RIC Russell Commodity Strategies Fund	$8,907	$3,475	$2,458	$(178)	$—	$—
RIC Russell Global Infrastructure Fund	9,986	3,946	238	1	484	247
RIC Russell Multi-Strategy Alternative Fund	7,572	1,764	126	(2)	87	—
RIF Global Real Estate Securities Fund	5,209	2,100	2,440	101	243	204
RIC Russell U. S. Defensive Equity Fund	10,459	765	496	20	129	—
RIC Russell U. S. Dynamic Equity Fund	12,376	2,268	1,011	69	1,036	386
RIF Aggressive Equity Fund	8,084	1,363	2,947	682	191	416
RIF Multi-Style Equity Fund	21,408	2,643	2,859	426	249	1,107
RIC Russell Global Opportunistic Credit Fund	7,527	2,201	80	(3)	369	44
RIF Core Bond Fund	28,250	10,879	3,649	(83)	332	53
RIC Russell Emerging Markets Fund	10,912	5,157	421	(18)	96	313
RIC Russell Global Equity Fund	24,783	2,226	1,238	(1)	245	370
RIF Non-U. S. Fund	34,510	7,171	1,101	(92)	553	—
	$189,983	$45,958	$19,064	$922	$ 4,014	$ 3,140
Equity Growth Strategy Fund
RIC Russell Commodity Strategies Fund	$2,336	$1,030	$853	$(53)	$—	$—
RIC Russell Global Infrastructure Fund	2,631	1,140	200	1	129	65
RIC Russell Multi-Strategy Alternative Fund	2,487	662	172	(3)	28	—
RIF Global Real Estate Securities Fund	1,868	830	812	27	84	74
RIC Russell U. S. Defensive Equity Fund	2,762	206	209	7	34	—
RIC Russell U. S. Dynamic Equity Fund	4,815	800	365	40	401	149
RIF Aggressive Equity Fund	2,653	574	930	268	62	135
RIF Multi-Style Equity Fund	6,670	740	943	175	79	344
RIC Russell Global Opportunistic Credit Fund	2,460	1,772	1,152	3	94	14
RIC Russell Emerging Markets Fund	3,854	1,825	374	(18)	34	111
RIC Russell Global Equity Fund	6,556	584	382	21	65	97
RIF Non-U. S. Fund	11,178	2,643	818	20	182	—
	$50,270	$12,806	$7,210	$488	$ 1,192	$989

5. Federal Income Taxes

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At December 31, 2013, none of the Funds had capital losses available for carryforwards.

At December 31, 2013, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Cost of Investments	$ 95,159,946	$ 265,795,229	$ 162,225,067	$ 42,873,187
Unrealized Appreciation	$ 8,366,470	$ 39,683,144	$ 28,978,407	$ 7,610,591
Unrealized Depreciation	(411,176)	(1,337,864)	(1,220,017)	(213,493)

70 Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2013

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Net Unrealized Appreciation (Depreciation)	$7,955,294	$38,345,280	$27,758,390	$7,397,098
Undistributed Ordinary Income	$81,038	$—	$63,968	$48,415
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$911,194	$4,090,045	$2,521,699	$221,171
Tax Composition of Distributions
Ordinary Income	$1,863,030	$6,019,047	$3,851,675	$1,148,063
Long-Term Capital Gains	$1,696,035	$2,128,675	$—	$—

6. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a Fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2013, the Funds did not borrow or loan through the interfund lending program.

7. Record Ownership

As of December 31, 2013, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Life Insurance Company accounts were the largest shareholder in each Fund.

	# of
	Shareholders	%
Moderate Strategy Fund	1	94 . 7
Balanced Strategy Fund	1	92 . 8
Growth Strategy Fund	1	89 . 5
Equity Growth Strategy Fund	2	97 . 4

8. Pending Legal Proceedings

On October 17, 2013, Fred McClure filed a derivative lawsuit against Russell Investment Management Company (“RIMCo”) on behalf of ten RIC funds, some of which are Underlying Funds in which the Funds invest: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten Funds, none of these ten Funds are themselves parties to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of these funds. The plaintiffs seek recovery of the amount of compensation or payments received from these ten Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

9. Subsequent Events

Management has evaluated the events and /or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

72 Report of Independent Registered Public Accounting Firm

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2013 (Unaudited)

For the tax year ended December 31, 2013, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	13.2%
Balanced Strategy	18.7%
Growth Strategy	21.7%
Equity Growth Strategy	22.5%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2013:

Moderate Strategy	$1,696,035
Balanced Strategy	$2,128,675

Tax Information 73

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) on at least an annual basis and that the terms and conditions of the RIMCo Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the RIMCo Agreement and the portfolio management contracts at a meeting held in person on April 18, 2013 (the “Annual Agreement Evaluation Meeting”) and considered and approved the continuation again at a meeting held in person on August 26-27, 2013 (the “August Agreement Evaluation Meeting,” and with the Annual Agreement Evaluation Meeting, the “2013 Agreement Evaluation Meetings”). Approval of the continuation of the RIMCo Agreement and each portfolio management contract at the August Agreement Evaluation Meeting was not required under the 1940 Act or by the terms and conditions of the RIMCo Agreement or portfolio management contracts but rather was considered again to allow a rescheduling of the annual agreement evaluation meetings to later in the calendar year, beginning in 2014, in line with the terms and conditions of the RIMCo Agreement and the portfolio management contracts and the provisions of the 1940 Act requiring that the RIMCo Agreement be approved on an annual basis. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the review of the RIMCo Agreement at the Annual Agreement Evaluation Meeting, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds over various periods of time ended December 31, 2012 and their respective operating expenses over various periods of time ended December 31, 2012 or earlier with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In preparing the Third-Party Information for the Annual Agreement Evaluation Meeting, the third-party service provider initially changed its methodology for selection of the Expense Universe Comparable Funds from that used in prior years to exclude peer funds with distribution or shareholder servicing fees even though their investment objectives were generally comparable to the Funds’ objectives. In RIMCo’s judgment, this change in methodology arbitrarily resulted in a significant reduction in the number of funds in the Expense Universe and made the operating expense comparisons in the Third-Party Information less meaningful. After discussions with the Board’s independent Chair, RIMCo requested, and the third-party information provider furnished supplementally, the Third-Party Information reflecting the methodologies for selection of the Expense Universe Comparable Funds by the third-party service provider used in 2012. The Board focused on the supplemental Third-Party Information in conducting its evaluations. In general, the operating expense comparisons between the Funds and their Comparable Funds in the supplemental Third-Party Information were more favorable. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the RIMCo Agreement and portfolio management contracts are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations at the 2013 Agreement Evaluation Meetings also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. Prior to the 2013 Agreement Evaluation Meetings, the Trustees received a memorandum from counsel to the Funds and the Underlying Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

On April 9, 2013, the Independent Trustees, in preparation for the Annual Agreement Evaluation Meeting, met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. On April 17, 2013, the Independent Trustees met in person in a private session with Independent Counsel to review additional Agreement Evaluation Information received to that date. At the Annual Agreement Evaluation Meeting, the Board,

74 Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Annual Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Annual Agreement Evaluation Meeting is included in the Agreement Evaluation Information. Prior to voting at the Annual Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Annual Agreement Evaluation Meeting.

In preparation for the August Agreement Evaluation Meeting, the Independent Trustees informed RIMCo of their intention to rely substantially upon the Agreement Evaluation Information in considering the continuation of the RIMCo Agreement if, and to the extent that, such information continued to be accurate and complete as of the date of the August Agreement Evaluation Meeting and such Agreement Evaluation Information continued to provide such information as would be reasonably necessary to evaluate the terms of the RIMCo Agreement. The Board requested that RIMCo provide any and all updated or supplemental information which, taken together with the Agreement Evaluation Information, would be reasonably necessary for the Board to consider at the August Agreement Evaluation Meeting the continuation of the RIMCo Agreement and the portfolio management contracts (“Supplemental Agreement Evaluation Information”).

At the August Agreement Evaluation Meeting, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or the Fund’s management were present, to review the proposed continuance of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, including the Third-Party Information and the Supplemental Agreement Evaluation Information. The Independent Trustees recalled and considered the factors and the findings that they reached in respect of those factors at the Annual Agreement Evaluation Meeting based upon the Agreement Evaluation Information, including the presentations made and the discussions that took place at that meeting, and reviewed the Supplemental Agreement Evaluation Information received to that date. The Independent Trustees noted that the Annual Agreement Evaluation Meeting preceded the August Agreement Evaluation Meeting by only four months and that the Supplemental Agreement Evaluation Information did not include any information that, in their judgment, adversely affected the bases of their evaluations and findings at the Annual Agreement Evaluation Meeting. At the August Agreement Evaluation Meeting, materials provided and presentations made by RIMCo again encompassed the Funds. Among other things, RIMCo provided updated performance information for the Funds in the quarterly information and reports. Information received by the Board, including the Independent Trustees, at the August Agreement Evaluation Meeting, including regular quarterly information and reports, is included in the Supplemental Agreement Evaluation Information. Prior to voting at the August Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Fund Counsel and Independent Counsel to consider continuation of the RIMCo Agreement and the portfolio management contracts in light of the Agreement Evaluation Information, the Supplemental Agreement Evaluation Information and discussions and reviews conducted at the 2013 Agreement Evaluation Meetings.

The discussion below reflects all of the above reviews.

In evaluating the portfolio management contracts at the 2013 Agreement Evaluation Meetings, the Board considered that each of the Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages the investment of each Underlying Fund’s cash and also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, Underlying Fund assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

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RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal with respect to the Underlying Funds is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Underlying Fund. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees at the 2013 Agreement Evaluation Meetings considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2. The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative or transfer agent fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund; and

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board at the 2013 Agreement Evaluation Meetings discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the prior year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds from such changes at either of the 2013 Agreement Evaluation Meetings. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, in addition to managing the investment of each Underlying Fund’s cash, may directly manage a portion of certain Underlying Funds (the “Participating Underlying Funds”) pursuant to the RIMCo Agreement, the actual allocation being determined from time to time by the Participating Underlying Funds’ RIMCo portfolio manager. During 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Underlying Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Participating Underlying Funds. RIMCo monitors and assesses Participating Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Participating Underlying Fund characteristics consistent with the Funds’ investment objectives and strategies. Participating Underlying Fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector) or to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Underlying Fund’s assets directly managed by RIMCo, RIMCo may purchase common stocks, exchange-traded funds, exchange-traded notes, short-term investments or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Underlying Fund assets among Money Managers, increase Underlying Fund cash reserves, determine to not be fully invested, or adjust exposures through the cash equitization process. RIMCo’s Direct Management Services are not intended, and are not expected, to be a primary driver of Participating Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services in respect of Participating Underlying Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to Participating Underlying Fund assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Underlying Funds consequently may be increased incrementally. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Underlying Funds and the Funds; the limited amount of assets that are managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate investment Advisory Fees paid by the Participating Underlying Funds are not increased as a result of RIMCo’s direct management of Participating Underlying Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that each Fund had an Advisory Fee which, compared with its Comparable Funds’ advisory fees on an actual basis, was ranked in the first quintile of its Expense Universe for that

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

Based upon information provided by RIMCo, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Funds are distributed exclusively through variable annuity and variable life insurance contracts issued by insurance companies. Currently, the Funds are made available to holders of such insurance policies by two insurance companies. At the Annual Agreement Evaluation Meeting, RIMCo advised the Board that it does not expect that additional insurance companies will make the Funds available to their variable annuity or variable life insurance policyholders in the near or long term because of a declining interest by the insurance companies generally in variable insurance trusts, such as the Funds, as investment vehicles supporting their products. Notwithstanding this expectation, RIMCo expressed its belief that the Funds will remain viable in light of their cash inflows from current participating insurance companies. The Board considered, among other things, the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds, the Underlying Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds and the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds and the Underlying Funds. RIMCo also noted that since the Funds and the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and the Underlying Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and the Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund ranked in the fourth quintile of its Expense Universe. The total expenses for the Moderate Strategy Fund ranked in the second quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered RIMCo’s explanation of the rankings and its advice that the Balanced Strategy Fund was less than 5 basis points from the third quintile of its Expense Universe. The Board also considered RIMCo’s explanation that administration fees and custodian fees contributed to the differential to the third quintile for the Growth Strategy Fund and the Equity Growth Strategy Fund. With respect to the Equity Growth Strategy Fund, the Board considered RIMCo’s explanation that the Fund has a higher equity allocation than its Comparable Funds and that Comparable Funds in the first quintile invested predominantly in passive (i.e., index) products with lower expense ratios than actively managed products, such as the Underlying Funds. Equity funds generally have higher expense ratios than fixed income funds. The higher equity allocation of the Equity Growth Strategy Fund, and resulting higher indirect expenses of the Underlying Fund investments, made meaningful comparisons with its Comparable Funds difficult. RIMCo advised the Board that its internal analysis based upon a more appropriate peer groups of its own selection showed improved comparative results.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Annual Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, at the Annual Agreement Evaluation Meeting found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the negative implications for significant future Fund asset growth of RIMCo’s expectation that no additional insurance companies will make the Funds available to their variable annuity and variable life insurance policyholders and other factors associated with the manager-of-managers structure employed by the Underlying Funds, including the variability of Money Manager investment advisory fees. Based upon the Agreement Evaluation Information, the Supplemental Agreement Evaluation Information and other information previously received by the Board from RIMCo during the course of the year, or presented at or in connection with the 2013 Agreement Evaluation Meetings by RIMCo, the Board confirmed each of the foregoing findings at the August Agreement Evaluation Meeting.

The Board at the 2013 Agreement Evaluation Meetings concluded that, under the circumstances and based upon RIMCo’s performance information and reviews for each Fund and Underlying Fund at the 2013 Agreement Evaluation Meetings, the performance of each of the Funds would be consistent with continuation of the RIMCo Agreement. The Board, in assessing the performance of Funds and Underlying Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2012 as most relevant but also considered the Funds’ and Underlying Funds’ performance for the 1- year and, where applicable, 5-year periods ended such date. In reviewing the performance of the Funds and the Underlying Funds generally, the Board, in addition to the factors described above, took into consideration the various steps taken by RIMCo during 2012 to enhance the performance of certain Underlying Funds, including a large number of changes in Money Managers and RIMCo’s implementation of its Direct Management Services which were not yet reflected in Participating Underlying Fund and Fund investment results.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1-year period ended December 31, 2012, but was ranked in the fourth quintile of its Performance Universe for each of the 3- and 5-year periods ended such date.

With respect to the Equity Growth Strategy Fund, the Third-Party Information showed that the performance of the Fund was ranked in the fourth quintile of its Performance Universe for the 1-, 3-, and 5-year periods ended December 31, 2012.

In explaining the periods of underperformance of the Funds relative to the Comparable Funds, RIMCo noted, among other things, that the performance of the Growth Strategy Fund and the Equity Growth Strategy Fund relative to each Fund’s respective Performance Universe was affected negatively by its notable exposure to listed infrastructure securities and commodities, both of which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and to enhance risk-adjusted returns compared to Comparable Funds, which generally have higher concentrations in equities as growth assets and RIMCo believes that the exposures remain appropriate because of the diversification benefits and potential for enhancing the Funds’ overall risk-adjusted returns.

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact relative performance for the 3- and 5-year periods ended December 31, 2012. The Board also considered the large number of Underlying Fund Money Manager changes that were made in 2012 and that the performance of Money Managers continues to impact Fund and Underlying Fund performances for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services to Underlying Funds was not yet reflected in the investment results of the Underlying Funds or the Funds.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Based upon its consideration of the foregoing and other relevant factors, the Board at each of the 2013 Agreement Evaluation Meetings concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

In connection with the 2013 Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year and at the 2013 Agreement Evaluation Meetings from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Underlying Funds other than benefits from their soft dollar arrangements. The Agreement Evaluation Information described, and at the Annual Agreement Evaluation Meeting the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Underlying Funds in their registration statements. At the Annual Agreement Evaluation Meeting, the Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Underlying Funds and percentage of Underlying Fund transactions effected pursuant to the soft-dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Underlying Fund portfolio transactions. The CCO and RIMCo do not obtain, and therefore neither the Agreement Evaluation Information nor the Supplemental Agreement Evaluation Information included information regarding the value of soft dollar benefits derived by Money Managers from Underlying Fund portfolio transactions. At the Annual Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2013 meeting, with each recommended termination to become effective on a date following the Annual Agreement Evaluation Meeting. Notwithstanding these planned terminations, RIMCo recommended at the Annual Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. At the August 27, 2013 meeting, RIMCo recommended and the Board approved the termination of certain Money Managers, with each termination to become effective prior to the expiration of the Money Manager’s existing portfolio management contract. With the exception of these Money Managers, RIMCo recommended at the August Agreement Evaluation Meeting that each Money Manager be retained at its current fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. In its evaluations at the 2013 Agreement Evaluation Meetings, the Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information, the Board at the Annual Agreement Evaluation Meeting concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders. The Board on the basis of the Agreement Evaluation Information and the Supplemental Agreement Evaluation Information confirmed such conclusions at the August Agreement Evaluation Meeting.

In their deliberations at the 2013 Agreement Evaluation Meetings, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Prior to the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 21, 2013, to effect Money Manager changes for the Russell Investment Company Russell Global Equity and Russell Multi-Strategy Alternative Funds. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the Annual Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

At the August Agreement Evaluation Meeting, the Board received a proposal from RIMCo to effect Money Manager changes for the Russell Investment Company Russell Emerging Markets and Russell Multi-Strategy Alternative Funds, and at that same meeting to effect a Money Manager change for the Russell Investment Company Russell Commodity Strategies Fund resulting from a Money Manager change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the 2013 Agreement Evaluation Meetings as to the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

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LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2013 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Insurance Company for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800)787-7354.

82 Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2013 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 37 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds. Effective December 31, 2013, Mr. Fine and Ms. Weston retired from the Board and no longer serve as Trustees of the Russell Fund Complex. Effective January 1, 2014, Katherine W. Krysty was elected to the Board and began serving as a Trustee of the Russell Fund Complex. Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individual as well as experience as a certified public accountant and a member of the boards of other corporations and non-profit organizations.

Disclosure of Information about Fund Trustees and Officers 83

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

INTERESTED TRUSTEES
# Sandra Cavanaugh,	President and Chief	Until successor	•	President and CEO RIC, RIF and	47	None
Born May 10, 1954	Executive Officer since	is chosen and		RET
	2010	qualified by	•	Chairman of the Board, Co-
1301 Second Avenue,		Trustees		President and CEO, Russell
18th Floor, Seattle, WA	Trustee since 2010			Financial Services, Inc. (RFS)
98101		Appointed until	•	Chairman of the Board, President
		successor is		and CEO, Russell Fund Services
		duly elected and		Company (“RFSC”)
		qualified	•	Director, RIMCo
			•	Chairman of the Board, President
and CEO, Russell Insurance
Agency, Inc. (“RIA”) (insurance
agency)
			•	May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc.
(investment company)

## Daniel P. Connealy,	Trustee since 2003	Appointed until	•	June 2004 to present, Senior Vice	47	None
Born June 6, 1946		successor is		President and Chief Financial
		duly elected and		Officer, Waddell & Reed Financial,
1301 Second Avenue, 18th		qualified		Inc. (investment company)
Floor, Seattle, WA
98101

### Jonathan Fine,	Trustee since 2004	Appointed until	•	President and Chief Executive	47	None
Born July 8, 1954		successor is		Officer, United Way of King
		duly elected and		County, WA (charitable
1301 Second Avenue,		qualified		organization)
18 th Floor, Seattle, WA
98101

* Each Trustee is subject to mandatory retirement at age 72.

# Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

## Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore classified as an Interested Trustee.

### Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC. Effective December 31, 2013, Mr. Fine retired from the Board and no longer serves as a Trustee.

84 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Positions(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office		Past 5 Years	by Trustee	Past 5 Years

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	•	Senior Vice President, Larco	47	None
Born April 7, 1945		successor is		Investments, Ltd. (real estate firm)
	Chairman of the	duly elected and
1301 Second Avenue,	Investment Committee	qualified
18th Floor, Seattle, WA	since 2010
98101		Appointed until
successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	•	Director and Chairman of the	47	•Director,
Born January 22, 1954		successor is		Audit Committee, Avista Corp		Avista Corp
	Chairman since 2005	duly elected and		(electric utilities)		(electric
1301 Second Avenue,		qualified	•	Regent, University of Washington		utilities);
18 th Floor, Seattle, WA			•	President, Kristianne Gates Blake,		•Until
98101		Annual		P. S. (accounting services)		December 31,
			•	Until December 31, 2013, Trustee		2013, Trustee,
				and Chairman of the Operations		Principal
				Committee, Principal Investors		Investors Funds
				Funds and Principal Variable		(investment
				Contracts Funds (investment		company);
				company)		•Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)

Cheryl Burgermeister,	Trustee since 2012	Appointed until	•	Retired	47	•Trustee and
Born June 26, 1951		successor is	•	Trustee and Chairperson of Audit		Chairperson
		duly elected and		Committee, Select Sector SPDR		of Audit
1301 Second Avenue,		qualified		Funds (investment company)		Committee,
18 th Floor, Seattle, WA			•	Trustee and Finance Committee		Select Sector
98101				Member/Chairman, Portland		SPDR Funds
				Community College (charitable		(investment
				organization)		company)
•Trustee, ALPS
Series Trust
(investment
company)

Disclosure of Information about Fund Trustees and Officers 85

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —
December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

INDEPENDENT TRUSTEES (continued)
Katherine W. Krysty**,	Trustee since 2014	Appointed until	•	Retired	47	None
Born December 3, 1951		successor is	•	Until February 2013, President
		duly elected and		Emerita, Laird Norton Wealth
1301 Second Avenue,		qualified		Management (investments company)
18th Floor, Seattle, WA			•	April 2003 to December 2010, Chief
98101				Executive Officer of Laird Norton
Wealth Management (investment
company)

Raymond P. Tennison, Jr. ,	Trustee since 2000	Appointed until	•	Vice Chairman of the Board,	47	None
Born December 21, 1955		successor is		Simpson Investment Company
	Chairman of	duly elected and		(paper and forest products)
1301 Second Avenue	the Nominating	qualified	•	Until November 2010, President,
18 th Floor, Seattle, WA	and Governance			Simpson Investment Company
98101	Committee since	Appointed until		and several additional subsidiary
	2007	successor is		companies, including Simpson
		duly elected and		Timber Company, Simpson Paper
		qualified		Company and Simpson Tacoma
Kraft Company

Jack R. Thompson,	Trustee since 2005	Appointed until	•	September 2003 to September	47	•Director,
Born March 21, 1949		successor is		2009, Independent Board Chair		Board Chairman
	Chairman of the	duly elected and		and Chairman of the Audit		and Chairman
1301 Second Avenue,	Audit Committee	qualified		Committee, Sparx Asia Funds		of the Audit
18 th Floor, Seattle, WA	since 2012			(investment company)		Committee,
98101		Appointed until	•	September 2007 to September		Life Vantage
		successor is		2010, Director, Board Chairman		Corporation
		duly elected and		and Chairman of the Audit		until September
		qualified		Committee, LifeVantage		2010 (health
				Corporation (health products		products
				company)		company);
•Director, Sparx
Asia Funds
until 2009
(investment
company)

Julie W. Weston***,	Trustee since 2002	Appointed until	•	Retired	47	None
Born October 2, 1943		successor is
duly elected and
1301 Second Avenue,		qualified
18 th Floor, Seattle, WA
98101

*	Each Trustee is subject to mandatory retirement at age 72.
**	Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

***Effective December 31, 2013, Ms. Weston retired from the board and no longer serves as Trustee.

86 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2013 (Unaudited)

No. of
Portfolios
					in Russell	Other
	Position(s) Held				Fund	Directorships
Name,	With Fund and	Term		Principal Occupation(s)	Complex	Held by Trustee
Age,	Length of	of		During the	Overseen	During the
Address	Time Served	Office*		Past 5 Years	by Trustee	Past 5 Years

TRUSTEE EMERITUS
George F. Russell, Jr. ,	Trustee Emeritus and	Until resignation	•	Director Emeritus, Frank Russell	47	None
Born July 3, 1932	Chairman Emeritus	or removal		Company (investment consultant
	since 1999			to institutional investors (“FRC”))
1301 Second Avenue,				and RIMCo
18th Floor, Seattle, WA			•	Chairman Emeritus, RIC and
98101				RIF; Russell Implementation
Services Inc. (broker-dealer and
investment adviser (“RIS”));
Russell 20-20 Association
(non-profit corporation); and
Russell Trust Company
(non-depository trust company
(“RTC”))
			•	Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 87

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued —December 31, 2013 (Unaudited)

Positions(s) Held
Name,	With Fund and	Term		Principal Occupation(s)
Age,	Length of	of		During the
Address	Time Served	Office		Past 5 Years

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	•	Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	•	Chief Compliance Officer, RFSC and U. S. One Inc.
		Trustees	•	2005-2011 Chief Compliance Officer, RIMCo
1301 Second Avenue
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	•	CEO, U. S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	•	President and CEO, RIC, RIF and RET
	since 2010	qualified by	•	Chairman of the Board, Co-President and CEO, RFS
1301 Second Avenue,		Trustees	•	Chairman of the Board, President and CEO, RFSC
18 th Floor, Seattle, WA			•	Director, RIMCo
98101			•	May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
			•	2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	•	Treasurer, Chief Accounting Officer and CFO, RIC, RIF and
Born November 26, 1963	Accounting Officer	is chosen and		RET
	since 1998	qualified by	•	Director, RIMCo, RFSC, Russell Trust Company (“RTC”)
1301 Second Avenue		Trustees		and RFS
18 th Floor, Seattle, WA			•	Head of North America Operations, Russell Investments
98101			•	May 2009 to October 2011, Global Head of Fund Operations,
Russell Investments
			•	1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey	Chief Investment	Until removed by	•	Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	•	Chief Investment Officer, RIC, RIF and RET
			•	Chairman of the Board, President and CEO, RIMCo
1301 Second Avenue,			•	Director, RTC, RIS and Russell Investments Delaware, Inc.
18 th Floor, Seattle WA			•	Board of Managers, Russell Institutional Funds
98101				Management, Inc.
			•	2008 to 2013 Chief Investment Officer, Fixed Income,
Russell Investments

Mary Beth Rhoden	Secretary since 2010	Until successor	•	Associate General Counsel, Russell Investments
Albaneze,		is chosen and	•	Secretary, RIMCo, RFSC and RFS
Born April 25, 1969		qualified by	•	Secretary and Chief Legal Officer, RIC, RIF and RET
		Trustees	•	Assistant Secretary, RFS, RIA and U. S. One Inc.
1301 Second Avenue,			•	1999 to 2010 Assistant Secretary, RIC and RIF
18 th Floor, Seattle, WA
98101

88 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series
1301 Second Avenue, Seattle, Washington 98101
(800) 787-7354

Interested Trustees	Administrator, Transfer and Dividend Disbursing
Sandra Cavanaugh	Agent
Daniel P. Connealy	Russell Fund Services Company
Jonathan Fine(1)	1301 Second Avenue
Independent Trustees	Seattle, WA 98101
Thaddas L. Alston	Custodian
Kristianne Blake	State Street Bank and Trust Company
Cheryl Burgermeister	1200 Crown Colony Drive
Katherine W. Krysty(2)	Crown Colony Office Park
Raymond P. Tennison, Jr.	Quincy, MA 02169
Jack R. Thompson
Julie W. Weston(1)	Office of Shareholder Inquiries
1301 Second Avenue
Trustee Emeritus	Seattle, WA 98101
George F. Russell, Jr.	(800) 787-7354
Officers	Legal Counsel
Sandra Cavanaugh, President and Chief Executive Officer	Dechert LLP
Cheryl Wichers, Chief Compliance Officer	One International Place, 40th Floor
Jeffrey T. Hussey, Chief Investment Officer	100 Oliver Street
Mark E. Swanson, Treasurer and Chief Accounting Officer	Boston, MA 02110-2605
Mary Beth Rhoden Albaneze, Secretary	Distributor
Adviser	Russell Financial Services, Inc.
Russell Investment Management Company	1301 Second Avenue
1301 Second Avenue	Seattle, WA 98101
Seattle, WA 98101	Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 1900
Seattle, WA 98101

(1) Effective December 31, 2013, Mr. Fine and Ms. Weston retired from the Board and no longer serve as Trustees of the Trust.

(2) Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 89

Russell Investment Funds 1301 Second Avenue 800-787-7354 Seattle, Washington 98101 Fax: 206-505-3495 www.russell.com

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer (“Code”) .
(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:
	1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2)

full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

	3)	compliance with applicable governmental laws, rules and regulations;
	4)	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
	5)	accountability for adherence to the Code.
(c)	The Code was restated as of August 2013; the restatement did not involve any material change.
(d)

As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.
(f)

The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR

Item 4. Principal Accountant Fees and Services. [Annual Report Only] Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows: 2012 $240,000 2013 $226,456

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2012	$86,500	Tax auditing services
2013	$80,000	Tax auditing services

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2012	$73,500	Tax filing services
2013	$56,650	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2012	$0
2013	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company
Russell Investment Funds
Russell Exchange Traded Funds Trust
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2013

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) to apply to any and all engagements of the independent auditor to RIC, RIF and RET, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC, RIF and RET. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

  Functions in the role of management of the fund, the adviser of the fund or any other affiliate* of the fund;

  Is in the position of auditing its own work; or

  Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

  Bookkeeping or other services relating to the accounting records or financial statements of the Funds

  Financial information system design and implementation

  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  Actuarial services

  Internal audit outsourcing services

  Management functions

  Human resources services

  Broker-dealer, investment adviser or investment banking services

  Legal services

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF/RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC, RIF and RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC, RIF or RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RET and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows: 2012 $ 0 2013 $ 0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 24, 2014

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: February 24, 2014

Exhibit (a)

RUSSELL INVESTMENT COMPANY RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

CODE OF ETHICS FOR

SENIOR MUTUAL FUND OFFICERS

This Code of Ethics applies to the Chief Executive Officer and Chief Financial Officer (each, a “Senior Mutual Fund Officer”) of Russell Investment Company, Russell Investment Funds and Russell Exchange Traded Funds Trust (each, a “Mutual Fund”) and, pursuant to the Sarbanes-Oxley Act of 2002 is designated to promote:

n	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
n

full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

n	compliance with applicable laws and governmental rules and regulations;
n	the prompt internal reporting to an appropriate person or persons identified in this section of the Code of violations of this section of the Code; and
n	accountability for adherence to this section of the Code.

I. SENIOR MUTUAL FUND OFFICERS SHOULD ACT HONESTLY AND CANDIDLY

Each Senior Mutual Fund Officer owes a duty to the Mutual Fund to act with integrity. Integrity requires, among other things, being honest and candid. Deceit and subordination of principle are inconsistent with integrity.

Each Senior Mutual Fund Officer must:

n	act with integrity, including being honest and candid while still maintaining the confidentiality of information where required by law or the Mutual Fund’s policies;
n	observe both the form and spirit of laws and governmental rules and regulations, accounting standards and Mutual Fund policies;
n	adhere to a high standard of business ethics; and
n	place the interests of the Mutual Fund before the Senior Mutual Fund Officer’s own personal interests.

n	All activities of Senior Mutual Fund Officers should be guided by and adhere to these fiduciary standards.

II. SENIOR MUTUAL FUND OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

     Guiding Principles. A “conflict of interest” occurs when a Mutual Fund Officer’s private interest interferes with the interests of his or her service to the Mutual Fund. A conflict of interest can arise when a Senior Mutual Fund Officer takes actions or has interests that may make it difficult to perform his or her Mutual Fund work objectively and effectively. For example, a conflict of interest would arise if a Senior Mutual Fund Officer, or a member or his family, receives improper personal benefits as a result of his or her position in the Mutual Fund. In addition, Senior Mutual Fund Officers should be sensitive to situations that create apparent, not actual, conflicts of interest. Service to the Mutual Fund should never be subordinated to personal gain and advantage.

     Certain conflicts of interest arise out of the relationships between Senior Mutual Fund Officers and the Mutual Fund that already are subject to conflict of interest provisions in the Investment Company Act and the Investment Advisers Act. For example, Senior Mutual Fund Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Mutual Fund because of their status as “affiliated persons” of the Mutual Fund. Therefore, the existing statutory and regulatory prohibitions on individual behavior will be deemed to be incorporated into this section of the Code and therefore any such violation will also be deemed a violation of this section of the Code. Senior Mutual Fund Officers must in all cases comply with applicable statutes and regulations.

     As to conflicts arising from, or as a result of the contractual relationship between each Mutual Fund and its investment adviser of which the Senior Mutual Fund Officers are also officers or employees, it is recognized by the Board that, subject to the adviser’s fiduciary duties to the Mutual Fund, the Senior Mutual Fund Officers will in the normal course of their duties (whether formally for the Mutual Fund or for the adviser, or for both) be involved in establishing policies and implementing decisions which will have different effects on the adviser and the Mutual Fund. The Board recognizes that the participation of the Senior Mutual Fund Officers in such activities is inherent in the contractual relationship between the Mutual Fund and the adviser and is consistent with the expectation of the Board of the performance by the Senior Mutual Fund Officers of their duties as officers of the Mutual Fund. In addition, it is recognized by the Board that the Senior Mutual Fund Officers may also be officers or employees of other investment companies advised by the same adviser and the codes of those investment companies will apply to the Senior Mutual Fund Officers acting in those distinct capacities.

Each Senior Mutual Fund Officer must:

n	avoid conflicts of interest wherever possible;
n	handle any actual or apparent conflict of interest ethically;
n

not use his or her personal influence or personal relationships to influence investment decisions or financial reporting by the Mutual Fund whereby the Senior Mutual Fund Officer would benefit personally to the detriment of the Mutual Fund;

n	not cause the Mutual Fund to take action, or fail to take action, for the personal benefit of the Senior Mutual Fund Officer rather than the benefit of the Mutual Fund;
n

not use material non-public knowledge of portfolio transactions made or contemplated for the Mutual Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

n

as described in more detail below, discuss any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest with the Mutual Fund’s Chief Legal Officer; and

n	report at least annually any affiliations or other relationships related to conflicts of interest as requested from time to time in the Mutual Fund’s directors & officers questionnaire.
The Senior Mutual Fund Officers should follow the precepts and requirements of the

Code as adopted by the Mutual Fund from time to time, including its policies regarding personal securities accounts, outside business affiliations, gifts and entertainment and conflicts of interests.

III. DISCLOSURE

     Each Senior Mutual Fund Officer is required to be familiar with, and comply with the Mutual Fund's disclosure controls and procedures so that the Mutual Fund's reports and documents filed with the SEC and other public communications comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each Senior Mutual Fund Officer having direct or supervisory authority regarding these SEC filings or the Mutual Fund's other public communications should, to the extent appropriate within his area of responsibility, consult with other Mutual Fund officers and employees and the adviser and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.

Each Senior Mutual Fund Officer must:

n	familiarize himself or herself with the disclosure requirements generally applicable to the Mutual Fund; and
n

not knowingly misrepresent, or cause others to misrepresent, facts about the Mutual Fund to others, whether within or outside the Mutual Fund, including to the Mutual Fund’s auditors, independent directors, independent auditors, and to governmental regulators and self-regulatory organizations.

IV. COMPLIANCE

     It is the Mutual Fund’s policy to comply with all applicable laws and governmental rules and regulations. It is the personal responsibility of each Senior Mutual Fund Officer to adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to affiliated transactions, accounting and auditing matters.

V. REPORTING AND ACCOUNTABILITY

Each Senior Mutual Fund Officer must:

n	upon receipt of this Code, and annually thereafter acknowledge that he or she has read the Code, understood its provisions and agrees to abide by its requirements as set forth elsewhere in this Code;
n	not retaliate against any officer or employee of the Mutual Fund or their affiliated persons for reports of potential violations that are made in good faith; and
n

notify the Mutual Fund’s Chief Legal Officer promptly if he or she becomes aware of any existing or potential violation of this section of the Code. Failure to do so is itself a violation of this section of the Code.

Except as described otherwise below, the Investment Company’s Chief Compliance
Officer is responsible for applying this section of the Code to specific situations in which questions are presented to him or her and has the authority to interpret this section of the Code in any particular situation. The Investment Company’s Chief Compliance Officer shall take all action he or she considers appropriate to investigate any actual or potential violations reported to him or her.

     The Mutual Fund’s Chief Compliance Officer is authorized to consult, as appropriate, with the Mutual Fund’s Chief Legal Officer, legal counsel to the Mutual Fund’s independent trustees, or the chair of the Audit Committee (the “Committee”), and is encouraged to do so.

     The Committee is responsible for granting waivers and determining sanctions, as appropriate 1 . In addition, approvals, interpretations, or waivers sought by the Chief Executive Officer will be considered by the Committee.

     The Funds will follow these procedures in investigating and enforcing this section of the Code:

§	the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;
§	if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;
§	any matter that the Chief Legal Officer believes is a violation will be reported to the Committee;
§

if the Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures;

1 Item 2 of Form N-CSR defines “waiver” as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

notification to appropriate personnel of the adviser or its board; or a recommendation to dismiss the Mutual Fund Officer;

§	the Committee will be responsible for granting waivers, as appropriate; and
§	any changes to or waivers of this section of the Code will, to the extent required, be disclosed as provided by SEC rules.

VI. OTHER POLICIES AND PROCEDURES

     The rest of this Code, including the Mutual Fund’s adviser’s and principal underwriter’s codes of ethics under Rule 17j-1 under the Investment Company Act and the more detailed policies and procedures set forth therein, are separate requirements applying to Senior Mutual Fund Officers and others, and are not part of this Section of the Code.

VII. AMENDMENTS

     This section of the Code may not be amended except in a written document that is specifically approved by a majority vote of the Mutual Fund’s Board of Trustees, including a majority of independent trustees.

VIII. CONFIDENTIALITY

     All reports and records prepared or maintained pursuant to this section of the Code shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this section of the Code, such matters shall not be disclosed to anyone other than the Mutual Fund’s Chief Compliance Officer, Chief Legal Officer, the members of the Board of Trustees and their counsels, the Mutual Fund and its adviser and principal underwriter and their legal counsel.

IX. INTERNAL USE

     This section of the Code is intended solely for the internal use by each Mutual Fund and does not constitute an admission, by or on behalf of any Mutual Fund, as to any fact, circumstance, or legal conclusion.

Last Updated: August 26, 2013